UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-4108

Oppenheimer Variable Account Funds

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: December 31

Date of reporting period: 12/31/2012

Item 1.	Reports to Stockholders.

December 31, 2012

Oppenheimer Small- & Mid-Cap Growth Fund/VA A Series of Oppenheimer Variable Account Funds	Annual Report

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Financial Statements

OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

Portfolio Manager: Ronald J. Zibelli, Jr., CFA

Average Annual Total Returns

For the Periods Ended 12/31/12

	1-Year	5-Year	10-Year
Non-Service Shares	16.45%	0.27%	6.49%
Service Shares	16.17	0.01	6.22

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

Top Ten Common Stock Holdings
Ulta Salon, Cosmetics & Fragrance, Inc.	2.5%
Equinix, Inc.	2.1
Alexion Pharmaceuticals, Inc.	2.0
Whole Foods Market, Inc.	2.0
SBA Communications Corp., Cl. A	1.9
TransDigm Group, Inc.	1.9
AMETEK, Inc.	1.8
Affiliated Managers Group, Inc.	1.8
Catamaran Corp.	1.8
Kansas City Southern	1.7

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2012, and are based on net assets.

Sector Allocation

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2012, and are based on the total market value of common stocks.

2	OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

FUND PERFORMANCE DISCUSSION

The Fund’s Non-Service shares produced a return of 16.45% during the one-year period ended December 31, 2012. On a relative basis, the Fund outperformed the Russell 2500 Growth Index (the “Index”), which returned 16.13% over the same period.

The Fund also outperformed the Russell 2000 Growth Index and the Russell MidCap Growth Index, which returned 14.59% and 15.81%, respectively, for the one-year period ended December 31, 2012, as well as its peers in the Lipper VA Mid-Cap Growth Funds Index, which returned 13.62% for the same period.

Economic and Market Environment

Domestic equities generally produced positive returns this period. The period began during a time of improved market sentiment in which the United States managed to avoid a return to recession and European policymakers appeared to take steps to address the region’s sovereign debt and banking sector crises. Renewed investor optimism helped produce gains in the U.S. equity market as well as across a number of international equity markets over the first three months of 2012. The rebound across equities gained momentum after the European Central Bank (the “ECB”) took steps to enhance liquidity for troubled banks and reduce rates on newly issued sovereign debt securities.

The second quarter was more volatile for the equity markets. In the U.S., slower than expected first quarter growth contributed to a sell-off in the stock market. Consumer confidence dropped as U.S. unemployment figures ticked slightly upwards after showing signs of improvement from the recession highs. The fear of contagion from the worsening European sovereign debt crisis and a recession across much of Europe drove negative market sentiment, particularly over May and June.

In the second half of the period, the global equity markets resumed an upward trend as certain events appeared to help calm market jitters. Investors had been deeply concerned about the possibility of Greece pulling out of the euro and its ramifications for the future of the Eurozone and its common currency. The results of elections in Greece and continued efforts by European policymakers to stabilize the situation in the region made far less likely the imminent fracturing of the Eurozone and the serious consequences that might have for the euro.

The markets responded positively to central banks’ continued efforts to stimulate economic growth. The ECB committed to potentially unlimited bond purchases to ease financing pressure on countries like Spain and Italy. Under the plan, these and other members of the European Union (excluding Greece) will be able to maintain access to funding at sustainable interest rates, on the condition that they continue with strict reform programs.

In the U.S., the Federal Reserve (the “Fed”) introduced a third round of quantitative easing (“QE3”), under which it announced plans to purchase Treasury and mortgage-backed bonds on a monthly basis until the labor market shows signs of substantial improvement. While these actions and a last minute temporary resolution of the so-called fiscal cliff enacted by the U.S. Congress largely prevented the markets from trading in negative territory in the final quarter, a number of concerns throughout the globe remained and presented the possibility for future market volatility.

Top Individual Contributors

The Fund outperformed the Index during the period due to positive stock selection in the information technology, consumer staples and health care sectors. An underweight position relative to the Index in the energy sector, particularly in the first half of 2012, also helped Fund performance. These positive results were partly offset by negative stock selection in the industrials and consumer discretionary sectors. The top performing stocks for the Fund this period were Equinix, Inc., Ulta Salon, Cosmetics & Fragrance, Inc., TransDigm Group, Inc., Alexion Pharmaceuticals, Inc. and Catamaran Corp. All of these holdings were among the top ten holdings of the Fund at period end. Equinix is an information technology company that provides a global platform of data centers and internet exchanges. The company benefited from higher demand for its data center services and also announced plans to expand in Brazil with the opening of a new data center. Equinix also announced plans to convert to a real estate investment trust (REIT) around 2015. Ulta Salon, one of our consumer discretionary positions, exceeded financial projections as it successfully implemented its plan to gain market share in the huge retail segment devoted to cosmetics and fragrances.

TransDigm, an industrials sector company, is a global designer, producer and supplier of aircraft components for use on commercial and military-aircraft. The company experienced more than 30% growth in revenue and earnings during the period driven partly by acquisitions. Alexion Pharmaceuticals and Catamaran were leading performers among our health care positions. Alexion is a global biopharmaceutical company that focuses on developing treatments for ultra-rare diseases. The company’s lead drug Soliris treats patients with rare, life-threatening blood disorders. In addition to growing quickly in its original indication, Soliris was approved for patients in a second indication. Catamaran Corp., a pharmacy benefit management (PBM) service provider, completed the acquisition of a large competitor, which we believe enhances its prospects for profitability and growth. Catamaran also reported strong quarterly financial results throughout the period.

Top Individual Detractors

While detractors from performance were limited this period, the most significant were Timken Co., HMS Holdings Corp. and Chipotle Mexican Grill, Inc. Timken Co. is an industrials sector company that manufactures bearings, high-performance steels and related components. The tumultuous economic environment in tandem with weak demand, particularly in Asia and Europe, weighed on the company’s stock. HMS Holdings provides specialized services to health care providers and payers. The company announced disappointing third quarter results and lowered guidance. Chipotle Mexican Grill, a consumer discretionary holding, is an operator of quick service Mexican restaurants that reported a slowdown in sales in the second quarter. We exited our positions in these three stocks during the period.

3	OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

Strategy & Outlook

Looking forward, we expect a challenging macroeconomic environment characterized by modest GDP growth, very low interest rates and anemic corporate profit growth. In addition, we believe the stock market will be influenced by uncertainty involving fiscal matters, including the debt ceiling in the U.S., difficult economic and sovereign debt challenges in Europe as well as questions about the growth prospects of China.

Despite these challenges, we are encouraged that the Small and Mid-Cap Growth segments of the market offer in our view reasonable valuations, above average growth prospects, relatively low exposure to the problems of Europe and possible mergers and acquisitions interest from large companies seeking new avenues of growth. We will continue to focus our efforts on seeking high-quality, faster growing small and mid-sized companies that we believe have the potential to generate positive returns.

Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The Fund’s prospectus and summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each share class of the Fund held until December 31, 2012. Performance is measured over a ten-fiscal-year period for both Classes. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares. Past performance cannot guarantee future results.

The Fund’s performance is compared to the performance of the Russell 2500 Growth Index, the Russell 2000 Growth Index and the Russell MidCap Growth Index. The Russell 2500 Growth Index is an index of U.S. small-cap and mid-cap growth stocks. The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell MidCap Growth Index is an index that measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values. The indices are unmanaged and cannot be purchased directly by investors. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices.

4	OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

Non-Service Shares

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Average Annual Total Returns of Non-Service Shares of the Fund at 12/31/12

1-Year	16.45%	5-Year	0.27%	10-Year	6.49%

Service Shares

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Average Annual Total Returns of Service Shares of the Fund at 12/31/12

1-Year	16.17%	5-Year	0.01%	10-Year	6.22%

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

5	OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

FUND EXPENSES

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2012.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During 6 Months Ended December 31, 2012
Non-Service shares	$1,000.00	$1,023.60	$4.08
Service shares	1,000.00	1,022.50	5.35

Hypothetical (5% return before expenses)
Non-Service shares	1,000.00	1,021.11	4.07
Service shares	1,000.00	1,019.86	5.35

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended December 31, 2012 are as follows:

Class	Expense Ratios
Class Non-Service	0.80%
Class Service	1.05

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

6	OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

STATEMENT OF INVESTMENTS    December 31, 2012

	Shares	Value

Common Stocks—97.3%
Consumer Discretionary—21.2%
Distributors—1.4%
LKQ Corp.[1]	400,000	$8,440,000
Hotels, Restaurants & Leisure—3.0%
Dunkin’ Brands Group, Inc.	150,900	5,006,862
Panera Bread Co., Cl. A1	62,140	9,869,696
Ryman Hospitality Properties	81,349	3,128,683

		18,005,241
Household Durables—1.8%
Lennar Corp., Cl. A	197,650	7,643,125
Toll Brothers, Inc.[1]	94,620	3,059,065

		10,702,190
Leisure Equipment & Products—0.5%
Polaris Industries, Inc.	37,110	3,122,806
Multiline Retail—1.0%
Nordstrom, Inc.	112,060	5,995,210
Specialty Retail—9.2%
Dick’s Sporting Goods, Inc.	61,830	2,812,647
Foot Locker, Inc.	176,170	5,658,580
Genesco, Inc.[1]	74,220	4,082,100
GNC Holdings, Inc., Cl. A	84,550	2,813,824
PetSmart, Inc.	117,180	8,008,081
Sally Beauty Holdings, Inc.[1]	183,480	4,324,624
Tractor Supply Co.	102,160	9,026,858
Ulta Salon, Cosmetics & Fragrance, Inc.	152,880	15,021,989
Urban Outfitters, Inc.[1]	85,080	3,348,749

		55,097,452
Textiles, Apparel & Luxury Goods—4.3%
lululemon athletica, Inc.[1]	54,670	4,167,494
Michael Kors Holdings Ltd.[1]	169,130	8,630,704
PVH Corp.	55,680	6,181,037
Under Armour, Inc., Cl. A1	151,810	7,367,339

		26,346,574
Consumer Staples—4.0%
Food & Staples Retailing—3.0%
Fresh Market, Inc. (The)[1]	121,650	5,850,148
Whole Foods Market, Inc.	129,310	11,809,882

		17,660,030
Food Products—0.1%
WhiteWave Foods Co., Cl. A1	47,480	737,839
Personal Products—0.9%
Estee Lauder Cos., Inc. (The), Cl. A	94,770	5,672,932
Energy—7.0%
Energy Equipment & Services—3.2%
Atwood Oceanics, Inc.[1]	165,310	7,569,545
Dresser-Rand Group, Inc.[1]	82,590	4,636,603
Oceaneering International, Inc.	124,270	6,684,483

		18,890,631
Oil, Gas & Consumable Fuels—3.8%
Cabot Oil & Gas Corp., Cl. A	124,300	6,182,682
Concho Resources, Inc.[1]	108,530	8,743,177
Oasis Petroleum, Inc.[1]	235,510	7,489,218

		22,415,077
Financials—6.8%
Capital Markets—2.4%
Affiliated Managers Group, Inc.[1]	80,690	10,501,803
Raymond James Financial, Inc.	86,800	3,344,404

		13,846,207
Commercial Banks—1.6%
First Republic Bank	149,720	4,907,822
Signature Bank[1]	70,820	5,052,299

		9,960,121
Insurance—1.6%
Arthur J. Gallagher & Co.	86,800	3,007,620
ProAssurance Corp.	149,560	6,309,936

		9,317,556
Real Estate Management & Development—0.6%
Realogy Holdings Corp.[1]	80,670	3,384,913
Thrifts & Mortgage Finance—0.6%
Ocwen Financial Corp.[1]	99,080	3,427,177

	Shares	Value

Health Care—14.9%
Biotechnology—3.9%
Alexion Pharmaceuticals, Inc.[1]	126,230	$11,841,636
Medivation, Inc.[1]	74,140	3,793,002
Onyx Pharmaceuticals, Inc.[1]	60,620	4,578,629
Regeneron Pharmaceuticals, Inc.[1]	16,440	2,812,391

		23,025,658
Health Care Equipment & Supplies—4.5%
Cooper Cos., Inc. (The)	99,960	9,244,301
Edwards Lifesciences Corp.[1]	36,270	3,270,466
IDEXX Laboratories, Inc.[1]	69,400	6,440,320
Sirona Dental Systems, Inc.[1]	120,010	7,735,845

		26,690,932
Health Care Providers & Services—2.8%
Catamaran Corp.[1]	222,464	10,480,279
DaVita HealthCare Partners, Inc.[1]	52,190	5,768,561

		16,248,840
Health Care Technology—1.1%
Cerner Corp.[1]	84,960	6,596,294
Life Sciences Tools & Services—0.6%
Illumina, Inc.[1]	60,210	3,347,074
Pharmaceuticals—2.0%
Perrigo Co.	27,350	2,845,220
Watson Pharmaceuticals, Inc.[1]	102,850	8,845,100

		11,690,320
Industrials—13.4%
Aerospace & Defense—3.8%
B/E Aerospace, Inc.[1]	121,590	6,006,546
Hexcel Corp.[1]	208,420	5,619,003
TransDigm Group, Inc.	83,330	11,362,879

		22,988,428
Building Products—0.9%
Fortune Brands Home & Security, Inc.[1]	175,790	5,136,584
Commercial Services & Supplies—0.8%
Stericycle, Inc.[1]	48,820	4,553,441
Electrical Equipment—3.1%
AMETEK, Inc.	291,102	10,936,702
Roper Industries, Inc.	69,540	7,752,319

		18,689,021
Machinery—1.7%
Nordson Corp.	53,680	3,388,282
Wabtec Corp.	72,740	6,367,660

		9,755,942
Road & Rail—1.7%
Kansas City Southern	121,720	10,161,186
Trading Companies & Distributors—1.4%
United Rentals, Inc.[1]	178,150	8,109,388
Information Technology—22.8%
Communications Equipment—1.0%
Aruba Networks, Inc.[1]	195,980	4,066,585
Palo Alto Networks, Inc.[1]	30,300	1,621,656

		5,688,241
Computers & Peripherals—0.1%
Stratasys Ltd.[1]	7,459	597,839
Electronic Equipment, Instruments, & Components—1.5%
IPG Photonics Corp.	56,250	3,749,062
Trimble Navigation Ltd.[1]	87,980	5,259,444

		9,008,506
Internet Software & Services—6.7%
CoStar Group, Inc.[1]	48,160	4,304,059
Equinix, Inc.[1]	60,440	12,462,728
IAC/InterActiveCorp	102,280	4,837,844
LinkedIn Corp., Cl. A1	70,550	8,100,551
Rackspace Hosting, Inc.[1]	136,780	10,158,651

		39,863,833
IT Services—3.0%
Alliance Data Systems Corp.[1]	40,480	5,859,885
Teradata Corp.[1]	144,660	8,953,007
Vantiv, Inc., Cl. A1	142,270	2,905,153

		17,718,045

7	OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

STATEMENT OF INVESTMENTS     / (Continued)

	Shares	Value
Semiconductors & Semiconductor Equipment—1.8%
Avago Technologies Ltd.	140,890	$4,460,577
Cavium, Inc.[1]	88,470	2,761,149
NXP Semiconductors NV1	132,330	3,489,542

		10,711,268
Software—8.7%
Aspen Technology, Inc.[1]	174,190	4,814,612
CommVault Systems, Inc.[1]	85,470	5,958,114
Concur Technologies, Inc.[1]	95,458	6,445,324
Fortinet, Inc.[1]	168,510	3,550,506
NetSuite, Inc.[1]	108,032	7,270,554
Red Hat, Inc.[1]	109,010	5,773,170
ServiceNow, Inc.[1]	101,430	3,045,943
SolarWinds, Inc.[1]	142,370	7,467,307
Splunk, Inc.[1]	70,420	2,043,588
Ultimate Software Group, Inc. (The)[1]	48,110	4,542,065
Workday, Inc., Cl. A1	13,960	760,820

		51,672,003
Materials—5.3%
Chemicals—3.6%
Airgas, Inc.	48,830	4,457,691

	Shares	Value
Chemicals (Continued)
CF Industries Holdings, Inc.	36,780	$7,472,225
Cytec Industries, Inc.	62,080	4,272,966
Westlake Chemical Corp.	66,040	5,236,972

		21,439,854
Construction Materials—0.9%
Eagle Materials, Inc.	96,690	5,656,365
Containers & Packaging—0.8%
Ball Corp.	105,740	4,731,865
Telecommunication Services—1.9%
Wireless Telecommunication Services—1.9%
SBA Communications Corp., Cl. A1	161,810	11,491,746
Total Common Stocks (Cost $412,677,963)		578,594,629
Investment Company—1.9%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.15%[2],[3]
(Cost $11,313,011)	11,313,011	11,313,011
Total Investments, at Value (Cost $423,990,974)	99.2%	589,907,640
Assets in Excess of Other Liabilities	0.8	4,968,028
Net Assets	100.0%	$594,875,668

Footnotes to Statement of Investments

1. Non-income producing security.

2. Rate shown is the 7-day yield as of December 31, 2012.

3. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended December 31, 2012, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 30, 2011[a]	Gross Additions	Gross Reductions	Shares December 31, 2012
Oppenheimer Institutional Money Market Fund, Cl. E	14,138,260	229,904,918	232,730,167	11,313,011
			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$11,313,011	$18,398

a. December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

8	OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

STATEMENT OF  ASSETS AND LIABILITIES

December 31, 2012

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $412,677,963)	$578,594,629
Affiliated companies (cost $11,313,011)	11,313,011
589,907,640
Cash	36,828
Receivables and other assets:
Shares of beneficial interest sold	4,483,275
Investments sold	749,709
Dividends	32,091
Other	32,163
Total assets	595,241,706
Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	210,144
Transfer and shareholder servicing agent fees	51,519
Shareholder communications	36,821
Trustees’ compensation	29,951
Legal, auditing and other professional fees	28,542
Distribution and service plan fees	7,410
Other	1,651
Total liabilities	366,038
Net Assets	$594,875,668
Composition of Net Assets
Par value of shares of beneficial interest	$10,874
Additional paid-in capital	603,404,659
Accumulated net investment income	42,730
Accumulated net realized loss on investments	(174,499,261)
Net unrealized appreciation on investments	165,916,666
Net Assets	$594,875,668
Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $558,934,198 and 10,198,959 shares of beneficial interest outstanding)	$54.80
Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $35,941,470 and 674,992 shares of beneficial interest outstanding)	$53.25

See accompanying Notes to Financial Statements.

9	OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

STATEMENT OF  OPERATIONS

For the Year Ended December 31, 2012

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $12,294)	$5,033,509
Affiliated companies	18,398
Interest	295
Total investment income	5,052,202
Expenses
Management fees	4,415,676
Distribution and service plan fees - Service shares	94,918
Transfer and shareholder servicing agent fees:
Non-Service shares	576,569
Service shares	37,939
Shareholder communications:
Non-Service shares	65,176
Service shares	4,312
Trustees’ compensation	38,063
Custodian fees and expenses	4,077
Administration service fees	1,500
Other	69,215
Total expenses	5,307,445
Less waivers and reimbursements of expenses	(321,027)
Net expenses	4,986,418
Net Investment Income	65,784
Realized and Unrealized Gain
Net realized gain on investments from unaffiliated companies	50,857,244
Net change in unrealized appreciation/depreciation on investments	42,312,507
Net Increase in Net Assets Resulting from Operations	$93,235,535

See accompanying Notes to Financial Statements.

10	OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

STATEMENTS OF  CHANGES IN NET ASSETS

December 31, 2012

	Year Ended December 31, 2012	Year Ended December 30, 2011[1]
Operations
Net investment income (loss)	$65,784	$(3,504,153)
Net realized gain	50,857,244	77,531,562
Net change in unrealized appreciation/depreciation	42,312,507	(62,965,525)
Net increase in net assets resulting from operations	93,235,535	11,061,884
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares	(71,703,483)	(80,390,137)
Service shares	(5,448,961)	3,579,422
	(77,152,444)	(76,810,715)
Net Assets
Total increase (decrease)	16,083,091	(65,748,831)
Beginning of period	578,792,577	644,541,408
End of period (including accumulated net investment income (loss) of $42,730 and $(23,054), respectively)	$594,875,668	$578,792,577

1. December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

11	OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

FINANCIAL  HIGHLIGHTS

Non-Service Shares	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008
Per Share Operating Data
Net asset value, beginning of period	$47.06	$46.55	$36.52	$27.54	$54.07
Income (loss) from investment operations:
Net investment income (loss)[2]	0.01	(0.26)	(0.11)	(0.05)	(0.13)
Net realized and unrealized gain (loss)	7.73	0.77	10.14	9.03	(26.40)
Total from investment operations	7.74	0.51	10.03	8.98	(26.53)
Dividends and/or distributions to shareholders:
Net asset value, end of period	$54.80	$47.06	$46.55	$36.52	$27.54
Total Return, at Net Asset Value[3]	16.45%	1.09%	27.46%	32.61%	(49.07)%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$558,934	$543,020	$611,872	$547,683	$461,684
Average net assets (in thousands)	$575,072	$605,083	$548,739	$478,968	$754,170
Ratios to average net assets:[4]
Net investment income (loss)	0.03%	(0.53)%	(0.29)%	(0.17)%	(0.30)%
Total expenses[5]	0.85%	0.84%	0.85%	0.86%	0.71%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.80%	0.80%	0.76%	0.71%	0.68%
Portfolio turnover rate	66%	91%	95%	102%	78%

1. December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2012	0 .85%
Year Ended December 30, 2011	0 .84%
Year Ended December 31, 2010	0 .85%
Year Ended December 31, 2009	0 .86%
Year Ended December 31, 2008	0 .71%

See accompanying Notes to Financial Statements.

12	OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

Service Shares	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008
Per Share Operating Data
Net asset value, beginning of period	$45.84	$45.46	$35.75	$27.03	$53.22
Income (loss) from investment operations:
Net investment loss[2]	(0.12)	(0.37)	(0.20)	(0.13)	(0.24)
Net realized and unrealized gain (loss)	7.53	0.75	9.91	8.85	(25.95)
Total from investment operations	7.41	0.38	9.71	8.72	(26.19)
Dividends and/or distributions to shareholders:
Net asset value, end of period	$53.25	$45.84	$45.46	$35.75	$27.03
Total Return, at Net Asset Value[3]	16.17%	0.83%	27.16%	32.26%	(49.21)%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$35,942	$35,773	$32,669	$26,098	$21,952
Average net assets (in thousands)	$37,842	$37,775	$27,552	$22,605	$35,815
Ratios to average net assets:[4]
Net investment loss	(0.22)%	(0.78)%	(0.53)%	(0.44)%	(0.57)%
Total expenses[5]	1.10%	1.09%	1.10%	1.12%	0.98%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.05%	1.05%	1.01%	0.97%	0.95%
Portfolio turnover rate	66%	91%	95%	102%	78%

1. December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2012	1.10%
Year Ended December 30, 2011	1.09%
Year Ended December 31, 2010	1.10%
Year Ended December 31, 2009	1.12%
Year Ended December 31, 2008	0.98%

See accompanying Notes to Financial Statements.

13	OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

NOTES TO  FINANCIAL STATEMENTS

1. Significant Accounting Policies

Oppenheimer Small- & Mid-Cap Growth Fund/VA (the “Fund”) is a separate series of Oppenheimer Variable Account Funds, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek capital appreciation by investing in “growth type” companies. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).

The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies consistently followed by the Fund.

Previous Annual Period. The last day of the Fund’s fiscal year was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3,4]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$72,666	$—	$174,096,463	$165,513,859

1. As of December 31, 2012, the Fund had $172,735,813 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring
2017	$172,735,813

2. As of December 31, 2012, the Fund had $1,360,650 of post-October losses available to offset future realized capital gains, if any.

3. During the fiscal year ended December 31, 2012, the Fund utilized $44,334,654 of capital loss carryforward to offset capital gains realized in that fiscal year.

4. During the fiscal year ended December 30, 2011, the Fund utilized $83,964,525 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

14	OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

1. Significant Accounting Policies (Continued)

No distributions were paid during the years ended December 31, 2012 and December 31, 2011.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2012 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$424,393,781

Gross unrealized appreciation	$168,886,438
Gross unrealized depreciation	(3,372,579)

Net unrealized appreciation	$165,513,859

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

15	OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

NOTES TO  FINANCIAL STATEMENTS     / Continued

2. Securities Valuation (Continued)

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

16	OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

2. Securities Valuation (Continued)

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of December 31, 2012 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$127,709,473	$—	$—	$127,709,473
Consumer Staples	24,070,801	—	—	24,070,801
Energy	41,305,708	—	—	41,305,708
Financials	39,935,974	—	—	39,935,974
Health Care	87,599,118	—	—	87,599,118
Industrials	79,393,990	—	—	79,393,990
Information Technology	135,259,735	—	—	135,259,735
Materials	31,828,084	—	—	31,828,084
Telecommunication Services	11,491,746	—	—	11,491,746
Investment Company	11,313,011	—	—	11,313,011

Total Assets	$589,907,640	$—	$—	$589,907,640

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2012		Year Ended December 30, 2011
	Shares	Amount	Shares	Amount
Non-Service Shares
Sold	424,674	$22,730,798	665,252	$32,309,437
Redeemed	(1,765,118)	(94,434,281)	(2,270,275)	(112,699,574)

Net decrease	(1,340,444)	$(71,703,483)	(1,605,023)	$(80,390,137)

Service Shares
Sold	138,098	$7,173,273	366,560	$18,018,685
Redeemed	(243,546)	(12,622,234)	(304,822)	(14,439,263)

Net increase (decrease)	(105,448)	$(5,448,961)	61,738	$3,579,422

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended December 31, 2012, were as follows:

	Purchases	Sales
Investment securities	$394,290,066	$475,434,991

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

17	OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

NOTES TO  FINANCIAL STATEMENTS     / Continued

5. Fees and Other Transactions with Affiliates (Continued)

Fee Schedule
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $700 million	0.60
Over $1.5 billion	0.58

Administrative Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. For the year ended December 31, 2012, the Fund paid $613,219 to OFS for services to the Fund.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) in accordance with Rule 12b-1 under the Investment Company Act of 1940 for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.80% for Non-Service shares and 1.05% for Service shares. During the year ended December 31, 2012, the Manager waived fees and/or reimbursed the Fund $291,926 and $19,619 for Non-Service and Service shares, respectively.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended December 31, 2012, the Manager waived fees and/or reimbursed the Fund $9,482 for IMMF management fees.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Subsequent Event

The Board of Trustees of the Fund recently approved a series of modifications to the Fund’s investment advisory and transfer agency arrangements in connection with internal corporate restructuring efforts at OppenheimerFunds, Inc. (“OFI”). As a result of these modifications, on January 1, 2013 (the “Effective Date”), OFI Global Asset Management, Inc. (“OFI Global”), a wholly-owned subsidiary of OFI, became the investment adviser and transfer agent to the Fund under the terms of the Fund’s advisory agreement and transfer agency agreement, respectively. OFI Global, in turn, entered into a new sub-advisory agreement for the Fund, on the Effective Date, whereby OFI Global will have oversight and supervisory responsibilities and OFI will choose the Fund’s investments and provide related advisory services to the Fund. In addition, on the Effective Date, OFI Global entered into a sub-transfer agency agreement with Shareholder Services, Inc. doing business as OppenheimerFunds Services, a wholly-owned subsidiary of OFI, under which it will be responsible for providing transfer agency services to the Fund.

The realignment of advisory service responsibility between OFI Global and OFI did not result in any change in the persons managing the assets of the Fund, the level or nature of the advisory services provided to the Fund, or the fees charged to the Fund.

7. Pending Litigation

Since 2009, a number of class action lawsuits have been pending in federal courts against OppenheimerFunds, Inc., the Fund’s Adviser through December 31, 2012 and Sub-Adviser effective January 1, 2013 (the “Manager”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds

18	OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

7. Pending Litigation (Continued)

managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against the Manager and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

The Manager believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

19	OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Variable Account Funds:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Small- & Mid-Cap Growth Fund/VA (a separate series of Oppenheimer Variable Account Funds), including the statement of investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights of Oppenheimer Small- & Mid-Cap Growth Fund/VA for the year ended December 31, 2008 were audited by other auditors whose report dated February 11, 2009 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Small- & Mid-Cap Growth Fund/VA as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

February 19, 2013

20	OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2013, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2012.

Dividends, if any, paid by the Fund during the fiscal year ended December 31, 2012 which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 100% to arrive at the amount eligible for the corporate dividend-received deduction.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

21	OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT

ADVISORY AGREEMENT Unaudited

Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio manager and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Ronald Zibelli, Jr., the portfolio manager for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.

    Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other mid-cap growth funds underlying variable insurance products. The Board considered that the Fund outperformed its performance universe median for the one-year period, slightly underperformed its performance universe median for the three-year period and underperformed its performance universe median during the five- and ten-year periods. The Board also considered, however, the Manager’s assertion that the portfolio manager’s high quality emphasis, which generally was out of favor in 2009, accounted for the Fund’s underperformance. The Board considered that the Manager changed the Fund’s name and investment policies on May 1, 2010 to reflect that the Fund could invest in small-cap stocks as well as mid-cap stocks. The Board also considered the Manager’s assertion that these changes have helped improve the Fund’s recent performance. The Board also considered the Fund’s recent improved performance, ranking in the top quintile of its performance for the one-year period.

Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other mid-cap growth funds underlying variable insurance products. In reviewing the fees and expenses charged to the VA funds, the Board considered the Manager’s assertion that, because there is much greater disparity in the fees and services that may be provided by a manager to a VA fund as opposed to a retail fund, when comparing the expenses of the various VA funds to those of retail funds, it is most appropriate to focus on total expenses (rather than on the management fees). Accordingly, while the Board reviewed and considered all expenses, it focused on total expenses. The Board also considered that the Fund’s actual management fees and total expenses were lower than the expense group median and average. The Board noted that the Manager has voluntarily agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit “Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursement” (excluding (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; (iii) certain other expenses attributable to, and incurred as a result of, a Fund’s investments; and (iv) other extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Fund’s business) to the annual rates of 0.80% for Non-Service Shares and 1.05% for Service Shares as calculated on the daily net assets of the Fund. This waiver and/or reimbursement may not be amended or withdrawn until one year after the date of the Fund’s prospectus.

Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the

22	OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement. In addition, the Board, including a majority of the Independent Trustees, approved the restructuring of the Fund’s investment advisory arrangement so that effective January 1, 2013, (i) OFI Global Asset Management, Inc. (“OFI Global”), a wholly owned subsidiary of the Manager, will serve as the investment adviser to the Fund in place of the Manager under a Restated Advisory Agreement (“Restated Advisory Agreement”), and (ii) OFI Global will enter into a Sub-Advisory Agreement (“Sub-Advisory Agreement”) with the Manager to provide investment sub-advisory services to the Fund. OFI Global will pay the Manager a percentage of the net investment advisory fee (after all applicable waivers have been deducted) that it receives from the Fund. The Agreement will continue until earlier of August 31, 2013 or the effective date of the Restated Advisory Agreement between the Fund and OFI Global. The Restated Advisory Agreement and Sub-Advisory Agreement will continue until August 31, 2013.

In arriving at its decisions, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, Restated Advisory Agreement and Sub-Advisory Agreement, including the management fees, in light of all the surrounding circumstances.

23	OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS    Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

24	OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

TRUSTEES AND OFFICERS BIOS   Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal

Sam Freedman, Chairman of the Board of Trustees (since 2012) and Trustee (since 1996) Age: 72	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Sub-Adviser and with subsidiary or affiliated companies of the Sub-Adviser (until October 1994). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edward L. Cameron, Trustee (since 1999) Age: 74	Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000 – June 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July 1994-June 1998). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Cameron has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 1995) Age: 70	Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Sub-Adviser; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Sub-Adviser), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Trustee (since 2012) Age: 64	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2002) Age: 66	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 36 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2012) Age: 61	Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (and its predecessor firms); Board Chair (2008-Present) and Director (2004-Present), United Educators (insurance company); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee (since 2000) and Chair (since 2010), Newberry Library; Trustee, Mather LifeWays (since 2001); Trustee, BoardSource (2006-2009) and Chicago City Day School (1994-2005). Oversees 36 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Trustee (since 2002) Age: 68	Board of Directors of Opera Colorado Foundation (non-profit organization) (since March 2008); Director of Jones Knowledge, Inc. (2006-2010); Director of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank & Trust (commercial banking) (since August 2003); Director of Colorado UpLIFT (charitable organization) (1986-2010); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of Jones Knowledge, Inc. (2001-July 2004); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991) and Trustee (1984-1999) of Young Presidents Organization. Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

F. William Marshall, Jr., Trustee (since 2000) Age: 70	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996) and MML Series Investment Fund (investment company) (since 1996) and Mass Mutual Premier Funds (investment company) (since January 2012); President and Treasurer of the SIS Funds (private charitable fund) (January 1999 – March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 40 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

25	OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

TRUSTEES AND OFFICERS BIOS    Unaudited/Continued

Karen L. Stuckey, Trustee (since 2012) Age: 59	Partner (1990-2012) of PricewaterhouseCoopers LLP (held various positions 1975-1990); Trustee (1992-2006) and member of Executive, Nominating and Audit Committees and Chair of Finance Committee of Lehigh University; and member, Women’s Investment Management Forum since inception. Oversees 36 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Age: 67	Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee, Audit Committee member and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Executive Committee Member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.
INTERESTED TRUSTEE AND OFFICER	The address of Mr. Glavin is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Glavin serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin is an Interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

William F. Glavin, Jr., Trustee, President and Principal Executive Officer (since 2009) Age: 54	Chief Executive Officer of OppenheimerFunds (since January 2013); Director, Chief Executive Officer and President of the Manager (since January 2013); Chairman of the Sub-Adviser (December 2009-December 2012); Chief Executive Officer (January 2009-December 2012) and Director of the Sub-Adviser (since January 2009); President of the Sub-Adviser (May 2009-December 2012); Management Director (since June 2009), President (since December 2009) and Chief Executive Officer (since January 2011) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (since March 2010); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 86 portfolios in the OppenheimerFunds complex.
OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Zibelli, Gabinet and Ms. Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Ronald J. Zibelli, Jr., Vice President (since 2008) Age: 53	Vice President of the Sub-Adviser (since May 2006); a Chartered Financial Analyst. Prior to joining the Sub-Adviser, Managing Director and Small Cap Growth Team Leader at Merrill Lynch Investment Managers (January 2002-May 2006). A portfolio manager and officer of 3 portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Age: 54	General Counsel of OppenheimerFunds (since January 2013); Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 86 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Age: 39	Senior Vice President of OppenheimerFunds Distributor, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (July 2010-December 2012); Vice President of the Sub-Adviser (January 2003-July 2010); Vice President of OppenheimerFunds Distributor, Inc. (January 2003-July 2010). An officer of 86 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 62	Chief Compliance Officer of OppenheimerFunds (since January 2013); Senior Vice President and Chief Compliance Officer of the Manager (since January 2013); Chief Compliance Officer of OFI SteelPath, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (March 2004-December 2012); Chief Compliance Officer of the Sub-Adviser, OppenheimerFunds Distributor, Inc., OFI Trust Company, OFI Institutional Asset Management, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (June 1983-December 2012). An officer of 86 portfolios in the OppenheimerFunds complex.

26	OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 53	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 86 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

27	OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

OPPENHEIMER  SMALL & MID-CAP GROWTH FUND/VA

A Series of Oppenheimer Variable Account Funds

Manager	OFI Global Asset Management, Inc.
Sub-Adviser	OppenheimerFunds, Inc.
Distributor	OppenheimerFunds Distributor, Inc.
Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.
Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services
Independent Registered Public Accounting Firm	KPMG LLP
Counsel	K&L Gates LLP

Before investing, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

© 2013 OppenheimerFunds, Inc. All rights reserved

December 31, 2012

Oppenheimer Balanced Fund/VA A Series of Oppenheimer Variable Account Funds	Annual Report

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Financial Statements

OPPENHEIMER BALANCED FUND/VA

Portfolio Managers: Mitch Williams, CFA, Krishna Memani and Peter A. Strzalkowski, CFA

Average Annual Total Returns For the Periods Ended 12/31/12

	1-Year	5-Year	10-Year
Non-Service Shares	12.34%	–2.52%	3.80%
Service Shares	12.11	–2.76	3.54

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

Portfolio Allocation

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2012, and are based on the total market value of investments.

Top Ten Common Stock Holdings
Chevron Corp.	3.4%
Humana, Inc.	3.0
Honeywell International, Inc.	2.2
Merck & Co., Inc.	2.1
Exxon Mobil Corp.	2.0
Marsh & McLennan Cos., Inc.	1.9
Wells Fargo & Co.	1.9
Verizon Communications, Inc.	1.9
Target Corp.	1.7
Lowe’s Cos., Inc.	1.7

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2012, and are based on net assets.

2	OPPENHEIMER BALANCED FUND/VA

FUND PERFORMANCE DISCUSSION

The Fund’s Non-Service shares produced a total return of 12.34% during the one-year reporting period ended December 31, 2012. On a relative basis, the Fund outperformed the Barclays Capital U.S. Aggregate Bond Index, which returned 4.22%, and underperformed the Russell 1000 Value Index and the S&P 500 Index, which returned 17.51% and 16%, respectively. Measured separately, the Fund’s equity component underperformed the Russell 1000 Value Index and the S&P 500 Index, and its fixed-income component outperformed the Barclays Capital U.S. Aggregate Bond Index.

Economic and Market Environment

Higher-yielding fixed-income securities and domestic equities generally produced positive returns this period. The period began during a time of improved market sentiment in which the United States managed to avoid a return to recession and European policymakers appeared to take steps to address the region’s sovereign debt and banking sector crises. Renewed investor optimism helped produce gains in the U.S. risk markets as well as across a number of international markets over the first three months of 2012. The rebound gained momentum after the European Central Bank (the “ECB”) implemented dual Long-Term Refinancing Operations to enhance liquidity for troubled banks and reduce rates on newly issued sovereign debt securities.

The second quarter was more volatile for the markets. In the U.S., slower than expected first quarter growth contributed to a sell-off in the U.S. markets. Consumer confidence dropped as U.S. unemployment figures ticked slightly upwards after showing signs of improvement from the recession highs. In addition, uncertainty around the November 2012 elections and the potential elimination of a significant amount of government stimulus in the beginning of 2013, resulted in companies stalling spending and hiring, contributing to the economic slowdown. The reduction in growth outside of the U.S. also negatively impacted exports, which was exacerbated by a strengthening dollar. Outside of the U.S., the fear of contagion from the worsening European sovereign debt crisis and a recession across much of Europe also resulted in increased market volatility.

In the second half of the period, the markets generally resumed an upward trend despite ongoing concerns. In the U.S., the Federal Reserve (the “Fed”) introduced QE3, under which it announced plans to purchase mortgage-backed bonds on a monthly basis until the labor market shows signs of substantial improvement. Markets in the U.S. were also bolstered by the continued improvement of the housing market. However, there was volatility due to uncertainty over the outcome of the Presidential election. In addition, the lack of visibility about resolution of the “fiscal cliff” weighed further on both business and consumer spending. These concerns were not enough to offset earlier gains, and immediately following the close of the period, the U.S. Congress enacted a last minute temporary resolution to the fiscal cliff.

Outside of the U.S., the results of elections in Greece and continued efforts by European policymakers to stabilize the situation in the region made the imminent fracturing of the Eurozone and the serious consequences that might have for the euro far less likely. The ECB also increased its efforts to stimulate economic growth, as it committed to potentially unlimited bond purchases to ease financing pressure on countries like Spain and Italy. Under the plan, these and other members of the European Union (excluding Greece) would be able to maintain access to funding at sustainable interest rates, on the condition that they continue with strict reform programs.

Fund Review

The fixed-income component benefited from its exposure to spread products, particularly mortgage-backed obligations, over government debt. Among mortgage-backed obligations, the fixed-income component’s allocation to residential mortgage-backed securities, commercial mortgage-backed securities and asset-backed securities, all contributed positively to performance. These securities benefited from an ongoing recovery in housing in addition to the stabilization of commercial real estate. The fixed-income component also received positive contributions from investment grade corporate bonds and high yield debt. While the Fund’s emphasis on spread products over government debt benefited performance this period, U.S. Treasuries did produce positive returns, and so our limited exposure to them was the primary detractor from relative performance.

3	OPPENHEIMER BALANCED FUND/VA

FUND PERFORMANCE DISCUSSION

The equity component’s underperformance relative to the Russell 1000 Value Index stemmed from weaker relative stock selection in the health care and energy sectors. Positive stock selection in the financials sector and an overweight position in the consumer discretionary sector, which was the strongest performing sector of the Russell 1000 Value Index, benefited performance.

During the period, four of the top five performing stocks for the Fund were within the financials sector. Following several moves by the Fed to help spur growth, bank stocks generally rallied during the period and financials was among the top performing sectors of the Russell 1000 Value Index. Bank stocks benefited as tier one capital ratios improved faster than expected, the housing market continued to improve and mortgage-related headline risk decreased. The Goldman Sachs Group, Inc., Wells Fargo & Co., JPMorgan Chase & Co. and U.S. Bancorp all were top performers for the Fund. We exited our position in U.S. Bancorp. Also contributing to performance was consumer discretionary stock Comcast Corp. The cable provider’s high-speed Internet subscriptions increased during the period, which contributed to a positive earnings surprise. Additionally, Comcast aggressively repurchased shares and substantially increased its dividend.

The two most significant detractors from the equity component’s performance were Navistar International Corp. and Humana, Inc. Navistar, which the Fund established a position in this period, is a manufacturer of commercial and military trucks. The stock was negatively impacted by higher costs and declining share in the Heavy Duty Class 8 truck market as it seeks to comply with new emissions rules for certain engines. Humana, Inc. detracted from results as the managed health care company reported a decrease in profit in its first quarter, breaking a streak of four straight profit increases.

Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The Fund’s prospectus and summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each share class of the Fund held until December 31, 2012. Performance is measured over a ten-fiscal-year period for both Classes. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

The Fund’s performance is compared to the performance of the S&P 500 Index, the Barclays Capital U.S. Aggregate Bond Index and the Russell 1000 Value Index. The S&P 500 Index is an index of large-capitalization equity securities that is a measure of the general domestic stock market. The Barclays Capital U.S. Aggregate Bond Index is an index of U.S. corporate, government and mortgage-backed securities that is a measure of the domestic bond market. The Russell 1000 Value Index is an index that measures the performance of large-capitalization value stocks. The indices are unmanaged and cannot be purchased directly by investors. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices.

4	OPPENHEIMER BALANCED FUND/VA

FUND PERFORMANCE DISCUSSION

Non-Service Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:

Average Annual Total Returns of Non-Service Shares of the Fund at 12/31/12

1-Year  12.34%      5-Year  -2.52%       10-Year  3.80%

Service Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:

Average Annual Total Returns of Service Shares of the Fund at 12/31/12

1-Year  12.11%      5-Year  -2.76%       10-Year  3.54%

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

5	OPPENHEIMER BALANCED FUND/VA

FUND EXPENSES

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2012.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During 6 Months Ended December 31, 2012
Non-Service Shares	$1,000.00	$1,074.70	$3.50
Service Shares	1,000.00	1,073.80	4.81

Hypothetical (5% return before expenses)
Non-Service Shares	1,000.00	1,021.77	3.41
Service Shares	1,000.00	1,020.51	4.68

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended December 31, 2012 are as follows:

Class	Expense Ratios
Non-Service shares	0.67%
Service shares	0.92

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

6	OPPENHEIMER BALANCED FUND/VA

STATEMENT OF INVESTMENTS    December 31, 2012

	Shares	Value

Common Stocks—60.0%
Consumer Discretionary—5.5%
Automobiles—1.2%
Ford Motor Co.	261,660	$3,388,497
Media—0.9%
Comcast Corp., Cl. A	74,130	2,770,979
Multiline Retail—1.7%
Target Corp.	84,120	4,977,380
Specialty Retail—1.7%
Lowe’s Cos., Inc.	139,940	4,970,669
Consumer Staples—5.9%
Beverages—2.2%
Coca-Cola Co. (The)	49,070	1,778,788
Molson Coors Brewing Co., Cl. B, Non-Vtg.	63,160	2,702,616
PepsiCo, Inc.	26,080	1,784,654

		6,266,058
Food & Staples Retailing—1.5%
Walgreen Co.	118,010	4,367,550
Food Products—1.6%
Kellogg Co.	82,740	4,621,029
Household Products—0.6%
Procter & Gamble Co.	28,000	1,900,920
Energy—7.3%
Energy Equipment & Services—0.9%
Baker Hughes, Inc.	65,980	2,694,623
Oil, Gas & Consumable Fuels—6.4%
Apache Corp.	18,420	1,445,970
Chevron Corp.	92,300	9,981,322
Devon Energy Corp.	24,090	1,253,644
Exxon Mobil Corp.	66,500	5,755,575

		18,436,511
Financials—14.1%
Capital Markets—1.5%
Goldman Sachs Group, Inc. (The)	33,450	4,266,882
Commercial Banks—5.5%
M&T Bank Corp.	44,200	4,352,374
PNC Financial Services Group, Inc.	32,410	1,889,827
SunTrust Banks, Inc.	151,560	4,296,726
Wells Fargo & Co.	164,150	5,610,647

		16,149,574
Diversified Financial Services—2.0%
Bank of America Corp.	184,680	2,142,288
Citigroup, Inc.	23,650	935,594
JPMorgan Chase & Co.	64,110	2,818,917

		5,896,799

	Shares	Value

Insurance—5.1%
ACE Ltd.	61,100	$4,875,780
Marsh & McLennan Cos., Inc.	164,060	5,655,148
MetLife, Inc.	53,040	1,747,138
Travelers Cos., Inc. (The)	33,720	2,421,770

		14,699,836
Health Care—9.2%
Health Care Equipment & Supplies—1.3%
Baxter International, Inc.	54,390	3,625,637
Health Care Providers & Services—4.6%
Humana, Inc.	125,430	8,608,261
UnitedHealth Group, Inc.	90,140	4,889,194

		13,497,455
Pharmaceuticals—3.3%
Merck & Co., Inc.	146,100	5,981,334
Teva Pharmaceutical Industries Ltd., Sponsored ADR	94,290	3,520,789

		9,502,123
Industrials—5.9%
Aerospace & Defense—2.2%
Honeywell International, Inc.	98,590	6,257,507
Commercial Services & Supplies—0.7%
Tyco International Ltd.	69,760	2,040,480
Construction & Engineering—0.9%
Quanta Services, Inc.[1]	100,780	2,750,286
Machinery—1.6%
AGCO Corp.[1]	65,110	3,198,203
Navistar International Corp.[1]	61,950	1,348,652

		4,546,855
Trading Companies & Distributors—0.5%
AerCap Holdings NV1	111,480	1,529,506
Information Technology—4.4%
Communications Equipment—1.5%
Juniper Networks, Inc.[1]	217,940	4,286,880
Computers & Peripherals—0.6%
Apple, Inc.	3,550	1,892,257
Electronic Equipment, Instruments & Components—0.7%
TE Connectivity Ltd.	55,780	2,070,554
Semiconductors & Semiconductor Equipment—1.6%
Analog Devices, Inc.	50,760	2,134,966
Xilinx, Inc.	68,420	2,456,278

		4,591,244
Materials—3.4%
Chemicals—2.6%
LyondellBasell Industries NV, Cl. A	54,181	3,093,193
Mosaic Co. (The)	78,080	4,421,670

		7,514,863

7	OPPENHEIMER BALANCED FUND/VA

STATEMENT OF INVESTMENTS    Continued

	Shares	Value
Containers & Packaging—0.8%
Rock-Tenn Co., Cl. A	35,570	$2,486,699
Telecommunication Services—2.3%
Diversified Telecommunication Services—2.3%
AT&T, Inc.	36,760	1,239,180
Orbcomm, Inc.[1]	375	1,470
Verizon Communications, Inc.	127,370	5,511,300

		6,751,950
Utilities—2.0%
Electric Utilities—1.5%
American Electric Power Co., Inc.	55,760	2,379,837
Edison International	42,120	1,903,403

		4,283,240
Multi-Utilities—0.5%
Public Service Enterprise Group, Inc.	51,140	1,564,884

Total Common Stocks (Cost $157,363,526)		174,599,727

	Principal Amount
Asset-Backed Securities—4.0%
AESOP Funding II LLC, Automobile Receivables Nts., Series 2011-1A, Cl. A, 1.85%, 11/20/13[2]	$185,000	186,867
Ally Master Owner Trust, Asset-Backed Nts., Series 2012-2, Cl. A, 0.709%, 3/15/16[3]	350,000	350,277
American Credit Acceptance Receivables Trust 2012-2, Automobile Receivables-Backed Nts., Series 2012-2, Cl. A, 1.89%, 7/15/16[2]	289,315	290,665
American Credit Acceptance Receivables Trust 2012-3, Automobile Receivable Nts.: Series 2012-3, Cl. A, 1.64%, 11/15/16[2]	115,000	115,057
Series 2012-3, Cl. C, 2.78%, 9/17/18[2]	55,000	55,027
AmeriCredit Automobile Receivables Trust 2010-1, Automobile Receivables-Backed Nts., Series 2010-1, Cl. D, 6.65%, 7/17/17	210,000	223,428
AmeriCredit Automobile Receivables Trust 2010-2, Automobile Receivables-Backed Nts.: Series 2010-2, Cl. C, 4.52%, 10/8/15	290,000	300,447
Series 2010-2, Cl. D, 6.24%, 6/8/16	40,000	43,097
AmeriCredit Automobile Receivables Trust 2011-1, Automobile Receivables-Backed Nts., Series 2011-1, Cl. D, 4.26%, 2/8/17	90,000	95,771

	Principal Amount	Value
Asset-Backed Securities Continued
AmeriCredit Automobile Receivables Trust 2011-2, Automobile Receivables-Backed Nts.: Series 2011-2, Cl. B, 2.33%, 3/8/16	$300,000	$305,269
Series 2011-2, Cl. D, 4%, 5/8/17	300,000	316,145
AmeriCredit Automobile Receivables Trust 2011-4, Automobile Receivables-Backed Nts., Series 2011-4, Cl. D, 4.08%, 7/10/17	500,000	525,538
AmeriCredit Automobile Receivables Trust 2011-5, Automobile Receivables-Backed Nts., Series 2011-5, Cl. D, 5.05%, 12/8/17	305,000	330,091
AmeriCredit Automobile Receivables Trust 2012-1, Automobile Receivables-Backed Nts., Series 2012-1, Cl. D, 4.72%, 3/8/18	270,000	291,295
AmeriCredit Automobile Receivables Trust 2012-2, Automobile Receivables-Backed Nts., Series 2012-2, Cl. D, 3.38%, 4/9/18	455,000	471,339
AmeriCredit Automobile Receivables Trust 2012-5, Automobile Receivables-Backed Nts., Series 2012-5, Cl. D, 3.27%, 12/10/18	225,000	225,026
Avis Budget Rental Car Funding AESOP LLC, Automobile Receivable Nts.: Series 2010-3A, Cl. A, 4.64%, 5/20/16[2]	20,000	21,643
Series 2011-2A, Cl. A, 2.37%, 11/20/14[2]	300,000	307,687
Series 2012-1A, Cl. A, 2.054%, 8/20/16[2]	235,000	241,090
Centre Point Funding LLC, Asset-Backed Nts., Series 2010-1A, Cl. 1, 5.43%, 7/20/15[2]	52,985	57,092
Citibank Credit Card Issuance Trust, Credit Card Receivable Nts., Series 2003-C4, Cl. C4, 5%, 6/10/15	250,000	254,576
CPS Auto Trust, Automobile Receivable Nts.: Series 2012-B, Cl. A, 3.09%, 9/1/19[2]	319,431	320,738
Series 2012-C, Cl. A, 2.26%, 12/16/19[2]	116,292	116,381
Credit Acceptance Auto Loan Trust, Automobile Receivable Nts.: Series 2012-1A, Cl. A, 2.20%, 9/16/19[2]	175,000	176,089
Series 2012-2A, Cl. A, 1.52%, 3/15/20[2]	100,000	100,087
Series 2012-2A, Cl. B, 2.21%, 9/15/20[2]	50,000	50,584
DSC Floorplan Master Owner Trust, Automobile Receivable Nts., Series 2011-1, Cl. A, 3.91%, 3/15/16	310,000	316,253
DT Auto Owner Trust 2010-1A, Automobile Receivable Nts., Series 2010-1A, Cl. D, 5.92%, 9/15/16[2]	190,000	191,482

8	OPPENHEIMER BALANCED FUND/VA

	Principal Amount	Value
Asset-Backed Securities Continued
DT Auto Owner Trust 2011-1A, Automobile Receivable Nts., Series 2011-1A, Cl. C, 3.05%, 8/15/15[2]	$318,262	$319,250
DT Auto Owner Trust 2011-2A, Automobile Receivable Nts., Series 2011-2A, Cl. C, 3.05%, 7/15/13[2]	105,000	105,050
DT Auto Owner Trust 2011-3A, Automobile Receivable Nts., Series 2011-3A, Cl. C, 4.03%, 12/15/41[2]	299,000	302,542
DT Auto Owner Trust 2012-1A, Automobile Receivable Nts., Series 2012-1A, Cl. A, 1.05%, 1/15/15[2]	132,322	132,407
DT Auto Owner Trust 2012-2, Automobile Receivable Nts.: Series 2012-2, Cl. C, 2.72%, 4/17/17[2]	35,000	35,094
Series 2012-2, Cl. D, 4.35%, 3/15/19[2]	80,000	81,206
Enterprise Fleet Financing LLC, Automobile Receivable Nts., Series 2012-2, Cl. A2, 0.72%, 11/20/17[2,3]	40,000	40,030
Exeter Automobile Receivables Trust, Automobile Receivable Nts.: Series 2012-1A, Cl. A, 2.02%, 8/15/16[2]	146,267	147,374
Series 2012-2A, Cl. A, 1.30%, 6/15/17[2]	143,651	144,140
Series 2012-2A, Cl. B, 2.22%, 12/15/17[2]	130,000	131,919
First Investors Auto Owner Trust 2011-1, Automobile Receivable Nts., Series 2011-1, Cl. A2, 1.47%, 3/16/15	45,000	45,003
Ford Credit Floorplan Master Owner Trust A, Automobile Receivable Nts., Series 2012-1, Cl. A, 0.679%, 1/15/16[3]	155,000	155,551
MBNA Credit Card Master Note Trust, Credit Card Receivables, Series 2003-C7, Cl. C7, 1.559%, 3/15/16[3]	375,000	377,380
Santander Drive Auto Receivables Trust 2010-3, Automobile Receivables Nts., Series 2010-3, Cl. C, 3.06%, 11/15/17	350,000	361,624
Santander Drive Auto Receivables Trust 2010-A, Automobile Receivables Nts., Series 2010-A, Cl. A3, 1.83%, 11/17/14[2]	66,078	66,508
Santander Drive Auto Receivables Trust 2010-B, Automobile Receivables Nts., Series 2010-B, Cl. C, 3.02%, 10/17/16[2]	290,000	295,447
Santander Drive Auto Receivables Trust 2011-1, Automobile Receivables Nts., Series 2011-1, Cl. D, 4.01%, 2/15/17	360,000	376,237

	Principal Amount	Value

Asset-Backed Securities Continued
Santander Drive Auto Receivables Trust 2011-4, Automobile Receivables Nts., Series 2011-4, Cl. B, 2.90%, 5/16/16	$105,000	$107,715
Santander Drive Auto Receivables Trust 2011-S1A, Automobile Receivables Nts., Series 2011-S1A, Cl. D, 3.10%, 5/15/17[2]	205,511	206,121
Santander Drive Auto Receivables Trust 2011-S2A, Automobile Receivables Nts., Series 2011-S2A, Cl. D, 3.35%, 6/15/17[4]	149,737	150,541
Santander Drive Auto Receivables Trust 2012-1, Automobile Receivables Nts., Series 2012-1, Cl. A2, 1.25%, 4/15/15	49,000	49,198
Santander Drive Auto Receivables Trust 2012-2, Automobile Receivables Nts., Series 2012-2, Cl. D, 3.87%, 2/15/18	375,000	393,537
Santander Drive Auto Receivables Trust 2012-4, Automobile Receivables Nts., Series 2012-4, Cl. D, 3.50%, 6/15/18	80,000	83,284
Santander Drive Auto Receivables Trust 2012-5, Automobile Receivables Nts., Series 2012-5, Cl. D, 3.30%, 9/17/18	140,000	144,365
Santander Drive Auto Receivables Trust 2012-6, Automobile Receivables Nts., Series 2012-6, Cl. D, 2.52%, 10/15/18	145,000	145,053
SNAAC Auto Receivables Trust, Automobile Receivable Nts., Series 2012-1A, Cl. A, 1.78%, 6/15/16[2]	136,902	137,531
United Auto Credit Securitization Trust 2012-1, Automobile Receivables Nts.: Series 2012-1, Cl. A2, 1.10%, 3/16/15	100,000	100,050
Series 2012-1, Cl. B, 1.87%, 9/15/15	170,000	170,143
Series 2012-1, Cl. C, 2.52%, 3/15/16	120,000	120,097
Series 2012-1, Cl. D, 3.12%, 3/15/18	85,000	85,085
Westlake Automobile Receivables Trust 2012-1, Automobile Receivable Nts., Series 2012-1, Cl. D, 1.03%, 6/16/14[3,4]	100,000	100,106
Wheels SPV LLC, Asset-Backed Nts., Series 2012-1, Cl. A2, 1.19%, 3/20/21[2]	170,000	171,230
World Financial Network Credit Card Master Note Trust, Credit Card Receivables, Series 2012-B, Cl. A, 1.76%, 5/17/21	115,000	116,409

Total Asset-Backed Securities (Cost $11,498,001)		11,676,268

9	OPPENHEIMER BALANCED FUND/VA

STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value

Mortgage-Backed Obligations—23.8%
Government Agency—18.9%
FHLMC/FNMA/FHLB/Sponsored—18.6%
Federal Home Loan Mortgage Corp.: 3.50%, 1/1/43[5]	$990,000	$1,053,035
4.50%, 10/15/18	103,648	110,508
5%, 12/15/34	7,272	7,899
5.50%, 9/1/39	1,036,148	1,131,213
6.50%, 4/15/18-4/1/34	80,660	91,061
7%, 10/1/31-10/1/37	546,556	633,111
8%, 4/1/16	22,954	24,553
9%, 8/1/22-5/1/25	10,842	12,507
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: Series 2006-11, Cl. PS, 23.798%, 3/25/36[3]	200,371	293,924
Series 2426, Cl. BG, 6%, 3/15/17	195,382	208,774
Series 2427, Cl. ZM, 6.50%, 3/15/32	278,148	321,348
Series 2461, Cl. PZ, 6.50%, 6/15/32	140,286	162,047
Series 2500, Cl. FD, 0.709%, 3/15/32[3]	19,285	19,522
Series 2526, Cl. FE, 0.609%, 6/15/29[3]	25,038	25,236
Series 2551, Cl. FD, 0.609%, 1/15/33[3]	16,311	16,452
Series 2626, Cl. TB, 5%, 6/1/33	352,821	387,624
Series 3025, Cl. SJ, 23.984%, 8/15/35[3]	55,606	82,810
Series 3822, Cl. JA, 5%, 6/1/40	376,875	393,185
Series 3848, Cl. WL, 4%, 4/1/40	368,643	392,986
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security: Series 183, Cl. IO, 16.341%, 4/1/27[6]	174,043	29,399
Series 192, Cl. IO, 11.644%, 2/1/28[6]	45,732	10,912
Series 2130, Cl. SC, 53.981%, 3/15/29[6]	149,057	35,762
Series 243, Cl. 6, 11.754%, 12/15/32[6]	151,132	32,458
Series 2796, Cl. SD, 65.931%, 7/15/26[6]	213,146	46,960
Series 2802, Cl. AS, 57.367%, 4/15/33[6]	81,637	3,492
Series 2920, Cl. S, 64.71%, 1/15/35[6]	1,078,159	218,200
Series 2922, Cl. SE, 11.219%, 2/15/35[6]	65,266	15,320
Series 3201, Cl. SG, 9.661%, 8/15/36[6]	169,125	29,121
Series 3450, Cl. BI, 14.904%, 5/15/38[6]	203,990	31,072
Series 3606, Cl. SN, 9.09%, 12/15/39[6]	107,062	16,440
Series 3662, Cl. SM, 27.267%, 10/15/32[6]	174,998	23,548
Series 3736, Cl. SN, 8.022%, 10/15/40[6]	722,923	123,147
Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security, Series 176, Cl. PO,
3.706%, 6/1/26[7]	49,590	43,494
Federal National Mortgage Assn.: 2.50%, 1/1/28[5]	16,470,000	17,226,591
3%, 1/1/28-1/1/43[5]	4,610,000	4,840,470
3.50%, 1/1/28-1/1/43[5]	4,355,000	4,639,847
4%, 1/1/43[5]	4,995,000	5,355,577
4.50%, 1/1/28-1/1/43[5]	6,624,000	7,154,866
5.50%, 9/25/20	7,289	7,898
6%, 11/25/17-3/1/37	692,902	756,069
6%, 1/1/43[5]	425,000	464,246

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored Continued
Federal National Mortgage Assn.: Continued
6.50%, 5/25/17-10/25/19	$162,765	$175,269
7%, 11/1/17-10/25/35	79,934	87,340
7.50%, 1/1/33	147,186	178,786
8.50%, 7/1/32	6,933	8,603
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: Trust 1998-61, Cl. PL, 6%, 11/25/28	124,104	140,113
Trust 2003-130, Cl. CS, 13.681%, 12/25/33[3]	32,954	40,752
Trust 2003-28, Cl. KG, 5.50%, 4/25/23	634,514	697,994
Trust 2004-101, Cl. BG, 5%, 1/25/20	664,497	707,165
Trust 2005-104, Cl. MC, 5.50%, 12/25/25	647,543	712,899
Trust 2005-31, Cl. PB, 5.50%, 4/25/35	250,000	308,092
Trust 2005-69, Cl. LE, 5.50%, 11/1/33	106,945	109,429
Trust 2006-46, Cl. SW, 23.43%, 6/25/36[3]	148,473	216,964
Trust 2006-50, Cl. KS, 23.431%, 6/25/36[3]	33,425	49,684
Trust 2007-109, Cl. NF, 0.76%, 12/25/37[3]	325,152	329,635
Trust 2007-42, Cl. A, 6%, 2/1/33	231,815	238,017
Trust 2009-36, Cl. FA, 1.15%, 6/25/37[3]	375,347	381,150
Trust 2009-37, Cl. HA, 4%, 4/1/19	280,615	296,570
Trust 2009-70, Cl. PA, 5%, 8/1/35	156,139	157,722
Trust 2011-15, Cl. DA, 4%, 3/1/41	168,496	180,733
Trust 2011-3, Cl. KA, 5%, 4/1/40	356,551	389,986
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: Trust 2001-65, Cl. S, 30.64%, 11/25/31[6]	335,929	74,397
Trust 2001-78, Cl. JS, 3.929%, 8/25/41[6]	305,068	45,370
Trust 2001-81, Cl. S, 23.86%, 1/25/32[6]	81,488	19,444
Trust 2002-47, Cl. NS, 34.595%, 4/25/32[6]	218,836	50,452
Trust 2002-51, Cl. S, 34.80%, 8/25/32[6]	200,944	46,325
Trust 2002-52, Cl. SD, 40.892%, 9/25/32[6]	260,387	60,513
Trust 2002-77, Cl. SH, 39.498%, 12/18/32[6]	124,385	28,774
Trust 2002-84, Cl. SA, 34.768%, 12/25/32[6]	321,739	63,138
Trust 2002-9, Cl. MS, 27.54%, 3/25/32[6]	87,258	19,760
Trust 2003-33, Cl. SP, 29.795%, 5/25/33[6]	355,973	58,869
Trust 2003-4, Cl. S, 29.532%, 2/25/33[6]	201,552	37,770
Trust 2003-46, Cl. IH, 19.006%, 6/1/23[6]	738,159	88,392
Trust 2003-89, Cl. XS, 64.382%, 11/25/32[6]	26,266	353
Trust 2004-54, Cl. DS, 49.314%, 11/25/30[6]	213,977	39,908
Trust 2004-56, Cl. SE, 13.077%, 10/25/33[6]	66,171	11,135
Trust 2005-12, Cl. SC, 14.172%, 3/25/35[6]	33,087	8,178
Trust 2005-14, Cl. SE, 44.962%, 3/25/35[6]	108,383	17,005
Trust 2005-40, Cl. SA, 55.075%, 5/25/35[6]	557,674	121,529
Trust 2005-5, Cl. SD, 11.888%, 1/25/35[6]	149,458	23,589
Trust 2005-71, Cl. SA, 60.11%, 8/25/25[6]	572,476	90,437
Trust 2005-93, Cl. SI, 20.233%, 10/25/35[6]	159,318	25,566
Trust 2007-75, Cl. BI, 7.66%, 8/25/37[6]	1,095,988	240,843
Trust 2007-88, Cl. XI, 42.848%, 6/25/37[6]	445,298	68,961
Trust 2008-46, Cl. EI, 17.091%, 6/25/38[6]	210,626	32,415
Trust 2008-55, Cl. SA, 13.442%, 7/25/38[6]	403,895	58,878

10	OPPENHEIMER BALANCED FUND/VA

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored Continued
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: Continued
Trust 2009-8, Cl. BS, 22.691%, 2/25/24[6]	$119,695	$12,180
Trust 222, Cl. 2, 25.718%, 6/1/23[6]	369,972	74,690
Trust 233, Cl. 2, 46.611%, 8/1/23[6]	250,194	53,617
Trust 252, Cl. 2, 41.936%, 11/1/23[6]	326,932	69,700
Trust 319, Cl. 2, 3.124%, 2/1/32[6]	83,303	12,778
Trust 320, Cl. 2, 10.442%, 4/1/32[6]	24,243	4,450
Trust 321, Cl. 2, 0.955%, 4/1/32[6]	288,087	44,922
Trust 331, Cl. 9, 6.879%, 2/1/33[6]	294,902	46,196
Trust 334, Cl. 17, 13.938%, 2/1/33[6]	177,842	41,157
Trust 339, Cl. 12, 0.662%, 7/1/33[6]	280,643	49,745
Trust 339, Cl. 7, 0%, 7/1/33[6,8]	825,561	114,985
Trust 343, Cl. 13, 0.846%, 9/1/33[6]	258,277	35,785
Trust 345, Cl. 9, 0%, 1/1/34[6,8]	269,831	33,144
Trust 351, Cl. 10, 2.391%, 4/1/34[6]	37,326	5,218
Trust 351, Cl. 8, 0%, 4/1/34[6,8]	122,787	18,119
Trust 356, Cl. 10, 0%, 6/1/35[6,8]	92,641	13,079
Trust 356, Cl. 12, 0%, 2/1/35[6,8]	49,609	6,909
Trust 362, Cl. 13, 0%, 8/1/35[6,8]	335,458	50,431
Trust 364, Cl. 16, 0%, 9/1/35[6,8]	249,160	35,515
Federal National Mortgage Assn.,
Principal-Only Stripped Mtg.-Backed
Security, Trust 1993-184, Cl. M,
4.258%, 9/25/23[7]	134,140	122,854

		54,057,062
GNMA/Guaranteed—0.3%
Government National Mortgage Assn.:
7%, 1/30/24	69,440	81,519
7.50%, 1/30/23-6/30/24	58,303	66,974
8%, 5/30/17-4/15/23	46,369	53,893
8.50%, 8/1/17-12/15/17	14,359	15,366
Government National Mortgage
Assn., Interest-Only Stripped
Mtg.-Backed Security:
Series 2001-21, Cl. SB,
81.984%, 1/16/27[6]	267,938	52,771
Series 2002-15, Cl. SM,
71.172%, 2/16/32[6]	302,970	67,863
Series 2002-76, Cl. SY,
80.773%, 12/16/26[6]	702,529	160,602
Series 2004-11, Cl. SM,
71.048%, 1/17/30[6]	248,427	65,134
Series 2007-17, Cl. AI,
21.563%, 4/16/37[6]	691,511	173,839
Series 2011-52, Cl. HS,
11.743%, 4/16/41[6]	330,984	92,456

		830,417
Non-Agency—4.9%
Commercial—3.0%
Banc of America Commercial
Mortgage Trust 2006-6,
Commercial Mtg. Pass-Through
Certificates, Series 2006-6, Cl. AM, 5.39%, 10/1/45	265,000	289,257

	Principal Amount	Value

Commercial Continued
Bear Stearns ARM Trust 2007-4, Mtg. Pass-Through Certificates, Series 2007-4, Cl. 22A1, 5.434%, 6/1/47[3]	$191,344	$166,411
Bear Stearns Commercial Mortgage Securities Trust 2007-PWR17, Commercial Mtg. Pass-Through Certificates, Series 2007-PWR17,
Cl. AM, 5.89%, 6/1/50[3]	305,000	347,470
CFCRE Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2011-C1,
Cl. A1, 1.871%, 4/1/44[2]	79,895	81,364
CHL Mortgage Pass-Through Trust 2007-J3, Mtg. Pass-Through Certificates, Series 2007-J3,
Cl. A9, 6%, 7/1/37	38,546	31,576
Citigroup Commercial Mortgage Trust 2008-C7, Commercial Mtg. Pass-Through Certificates: Series 2008-C7, Cl. AM, 6.06%, 12/1/49[3]	90,000	101,261
Series 2008-C7, Cl. A4, 6.06%, 12/1/49[3]	460,000	556,835
Citigroup, Inc./Deutsche Bank 2007-CD4 Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2007-CD4, Cl. A4,
5.322%, 12/1/49	425,000	489,326
CSMC Mortgage-Backed Trust 2006-C1, Mtg. Pass-Through Certificates, Series 2006-C1, Cl. AJ,
5.409%, 2/1/39[3]	175,000	186,230
Deutsche Alt-B Securities, Inc., Mtg. Pass-Through Certificates, Series 2006-AB4, Cl. A1A,
6.005%, 10/25/36	296,269	207,828
Deutsche Mortgage & Asset Receiving, Commercial Mtg. Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security: Series 2012-CR5, Cl. XA,
3.239%, 12/1/45[6]	450,000	55,655
Series 2010-C1, Cl. XPA, 5.005%, 9/1/20[2,6]	2,991,374	176,066
First Horizon Alternative Mortgage Securities Trust 2004-FA2, Mtg. Pass-Through Certificates, Series 2004-FA2,
Cl. 3A1, 6%, 1/25/35	294,453	301,592
First Horizon Alternative Mortgage Securities Trust 2007-FA2, Mtg. Pass-Through Certificates, Series 2007-FA2,
Cl. 1A1, 5.50%, 4/25/37	517,624	370,459

11	OPPENHEIMER BALANCED FUND/VA

STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value

Commercial Continued
Greenwich Capital Commercial Funding Corp./Commercial Mortgage Trust 2006-GG7, Commercial Mtg. Pass-Through Certificates, Series 2006-GG7,
Cl. AM, 5.867%, 7/1/38[3]	$190,000	$214,459
Greenwich Capital Commercial Funding Corp./Commercial Mortgage Trust 2007-GG9, Commercial Mtg. Pass-Through Certificates, Series 2007-GG9,
Cl. AM, 5.475%, 3/1/39	115,000	125,597
GS Mortgage Securities Corp. II, Commercial Mtg. Obligations,
Series 2011-GC3, Cl. A1, 2.331%, 3/1/44	209,029	214,434
GS Mortgage Securities Trust 2006-GG6, Commercial Mtg. Pass-Through Certificates,
Series 2006-GG6, Cl. AM, 5.622%, 4/1/38	286,699	316,885
GSR Mortgage Loan Trust 2005-AR4, Mtg. Pass-Through Certificates,
Series 2005-AR4, Cl. 6A1, 5.25%, 7/1/35	103,526	102,728
IndyMac Index Mortgage Loan Trust 2005-AR23, Mtg. Pass-Through Certificates, Series 2005-AR23, Cl. 6A1,
4.931%, 11/1/35[3]	276,059	218,580
JPMorgan Chase Commercial Mortgage Securities Corp., Commercial Mtg. Pass-Through Certificates: Series 2011-C3, Cl. A1, 1.875%, 2/1/46[2]	252,526	257,005
Series 2007-LDPX, Cl. A2S2, 5.187%, 1/1/49[2]	125,589	129,670
Series 2007-LDP10, Cl. A3S, 5.317%, 1/1/49	520,000	536,852
Series 2007-LDPX, Cl. A3, 5.42%, 1/15/49	60,000	69,594
JPMorgan Mortgage Trust 2007-S3, Mtg. Pass-Through Certificates,
Series 2007-S3, Cl. 1A90, 7%, 8/1/37	282,652	261,499
JPMorgan, Re-Securitized Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates,
Series 2009-5, Cl. 1A2, 2.614%, 7/1/36[2,3]	262,322	184,673
Mastr Adjustable Rate Mortgages Trust 2004-13, Mtg. Pass-Through Certificates, Series 2004-13,
Cl. 2A2, 2.67%, 4/1/34[3]	151,409	155,600
Merrill Lynch Mortgage Trust 2006-C2, Commercial Mtg. Pass-Through Certificates,
Series 2006-C2, Cl. AM, 5.782%, 8/1/43	290,000	325,813

	Principal Amount	Value

Commercial Continued
Morgan Stanley Capital I Trust 2007-IQ13, Commercial Mtg. Pass-Through Certificates, Series 2007-IQ13, Cl. AM, 5.406%, 3/1/44	$260,000	$281,816
Morgan Stanley Capital I Trust 2007-IQ15, Commercial Mtg. Pass-Through Certificates, Series 2007-IQ15, Cl. AM, 5.882%, 6/1/49[3]	345,000	381,327
Morgan Stanley, Re-Securitized Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Series 2012-R3, Cl. 1B, 2.298%, 11/1/36[3,4]	281,486	149,647
Structured Adjustable Rate Mortgage Loan Trust 2006-4, Commercial Mtg. Pass-Through Certificates, Series 2006-4, Cl. 6A, 5.333%, 5/1/36[3]	181,976	151,048
Structured Adjustable Rate Mortgage Loan Trust 2007-6, Mtg. Pass-Through Certificates, Series 2007-6, Cl. 3A1, 4.82%, 7/1/37[3]	288,403	223,200
UBS-Barclays Commercial Mortgage Trust 2012-C2, Commerical Mtg. Pass-Through Certificates, Series 2012-C2, Cl. E., 4.893%, 5/1/63[2,3]	25,000	22,655
Wachovia Bank Commercial Mortgage Trust 2006-C28, Commercial Mtg. Pass-Through Certificates, Series 2006-C28, Cl. A4, 5.572%, 10/1/48	40,000	46,021
Wachovia Bank Commercial Mortgage Trust 2007-C34, Commercial Mtg. Pass-Through Certificates, Series 2007-C34, Cl. A3, 5.678%, 5/1/46	380,000	447,435
WaMu Mortgage Pass-Through Certificates 2005-AR14 Trust, Mtg. Pass-Through Certificates, Series 2005-AR14, Cl. 1A4, 2.536%, 12/1/35[3]	136,730	126,728
Wells Fargo Mortgage-Backed Securities 2005-AR1 Trust, Mtg. Pass-Through Certificates, Series 2005-AR1, Cl. 1A1, 2.613%, 2/1/35[3]	58,342	58,114
Wells Fargo Mortgage-Backed Securities 2007-AR8 Trust, Mtg. Pass-Through Certificates, Series 2007-AR8, Cl. A1, 5.988%, 11/1/37[3]	169,295	151,725

12	OPPENHEIMER BALANCED FUND/VA

	Principal Amount	Value

Commercial Continued
WFRBS Commercial Mortgage Trust 2011-C3, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2011-C3, Cl. XA, 11.241%, 3/1/44[6]	$4,075,564	$333,389

		8,847,824
Multifamily—0.5%
CHL Mortgage Pass-Through Trust 2006-20, Mtg. Pass-Through Certificates, Series 2006-20, Cl. 1A17, 5.75%, 2/1/37	339,431	308,058
Citigroup Mortgage Loan Trust, Inc. 2006-AR3, Mtg. Pass-Through Certificates, Series 2006-AR3, Cl. 1 A2A, 5.596%, 6/1/36[3]	169,700	157,904
Countrywide Alternative Loan Trust 2005-86CB, Mtg. Pass-Through Certificates, Series 2005-86CB, Cl. A8, 5.50%, 2/1/36	56,473	51,094
Countrywide Alternative Loan Trust 2005-J14, Mtg. Pass-Through Certificates, Series 2005-J14, Cl. A7, 5.50%, 12/1/35	116,409	96,701
Countrywide Alternative Loan Trust 2006-24CB, Mtg. Pass-Through Certificates, Series 2006-24CB, Cl. A12, 5.75%, 6/1/36	107,301	87,026
JPMorgan Mortgage Trust 2007-A3, Mtg. Pass-Through Certificates, Series 2007-A3, Cl. 3A2M, 5.018%, 5/1/37[3]	35,981	34,564
Wells Fargo Mortgage-Backed Securities 2006-AR6 Trust, Mtg. Pass-Through Certificates, Series 2006-AR6, Cl. 3A1, 2.76%, 3/25/36[3]	671,871	649,999

		1,385,346
Other—0.0%
Greenwich Capital Commercial Funding Corp./Commercial Mortgage Trust 2007-GG9, Commercial Mtg. Pass-Through Certificates, Series 2007-GG9, Cl. A4, 5.444%, 3/1/39	60,000	69,349
Residential—1.4%
Argent Securities Trust 2004-W8, Asset-Backed Pass-Through Certificates, Series 2004-W8, Cl. A2, 1.17%, 5/25/34[3]	137,382	127,841

	Principal Amount	Value

Residential Continued
Banc of America Commercial Mortgage, Inc., Commercial Mtg. Pass-Through Certificates: Series 2007-4, Cl. AM, 5.796%, 2/1/51[3]	$320,000	$361,289
Series 2007-1, Cl. 1A3, 6%, 1/1/37	184,040	160,816
Banc of America Funding 2007-C Trust, Mtg. Pass-Through Certificates, Series 2007-C, Cl. 1A4, 5.496%, 5/1/36[3]	75,226	73,832
Banc of America Mortgage 2001-E Trust, Mtg. Pass-Through Certificates, Series 2004-E, Cl. 2A6, 3.102%, 6/1/34[3]	204,440	202,219
Carrington Mortgage Loan Trust, Asset-Backed Pass-Through Certificates, Series 2006-FRE1, Cl. A2, 0.32%, 7/25/36[3]	143,701	137,669
CHL Mortgage Pass-Through Trust 2005-29, Mtg. Pass-Through Certificates, Series 2005-29, Cl. A1, 5.75%, 12/1/35	122,345	113,543
CHL Mortgage Pass-Through Trust 2006-17, Mtg. Pass-Through Certificates, Series 2006-17, Cl. A2, 6%, 12/1/36	287,225	262,740
CHL Mortgage Pass-Through Trust 2006-6, Mtg. Pass-Through Certificates, Series 2006-6, Cl. A3, 6%, 4/1/36	111,415	103,051
Countrywide Alternative Loan Trust 2005-29CB, Mtg. Pass-Through Certificates, Series 2005-29CB, Cl. A4, 5%, 7/1/35	686,685	535,482
Countrywide Alternative Loan Trust 2007-19, Mtg. Pass-Through Certificates, Series 2007-19, Cl. 1A34, 6%, 8/1/37	367,465	297,331
Countrywide Home Loans, Asset-Backed Certificates, Series 2005-16, Cl. 2AF2, 5.227%, 5/1/36[3]	305,324	285,289
CSMC Mortgage-Backed Trust 2007-3, Mtg. Pass-Through Certificates, Series 2007-3, Cl. 2A10, 6%, 4/1/37	174,779	151,499
CWABS Asset-Backed Certificates Trust 2006-25, Asset-Backed Certificates, Series 2006-25, Cl. 2A2, 0.33%, 6/25/47[3]	184,021	181,733
GSR Mortgage Loan Trust 2006-5F, Mtg. Pass-Through Certificates, Series 2006-5F, Cl. 2A1, 6%, 6/1/36	99,217	95,852
JPMorgan Alternative Loan Trust 2006-S4, Mtg. Pass-Through Certificates, Series 2006-S4, Cl. A6, 5.71%, 12/1/36	109,508	103,603

13	OPPENHEIMER BALANCED FUND/VA

STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value

Residential Continued
RALI Series 2003-QS1 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2003-QS1, Cl. A2, 5.75%, 1/25/33	$111,941	$115,578
RALI Series 2006-QS13 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2006-QS13, Cl. 1A8, 6%, 9/25/36	20,940	15,625
Residential Asset Securitization Trust 2005-A15, Mtg. Pass-Through Certificates, Series 2005-A15,
Cl. 1A4, 5.75%, 2/1/36	34,472	31,022
WaMu Mortgage Pass-Through Certificates 2007-HY5 Trust, Mtg. Pass-Through Certificates, Series 2007-HY5, Cl. 3A1,
5.147%, 5/1/37[3]	165,735	160,566
WaMu Mortgage Pass-Through Certificates, Mtg. Pass-Through Certificates, Series 2006-AR18, Cl. 3A1,
4.60%, 1/1/37[3]	88,323	77,633
Wells Fargo Alternative Loan 2007-PA5 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2007-PA5, Cl. 1A1,
6.25%, 11/1/37	233,968	221,642
Wells Fargo Mortgage-Backed Securities 2005-9 Trust, Mtg. Pass-Through Certificates,
Series 2005-9, Cl. 2A6, 5.25%, 10/25/35	91,629	97,488
Wells Fargo Mortgage-Backed Securities 2006-AR14 Trust, Mtg. Pass-Through Certificates,
Series 2006-AR14, Cl. 1A2, 5.632%, 10/1/36[3]	165,341	163,044

		4,076,387

Total Mortgage-Backed Obligations (Cost $67,084,604)		69,266,385
U.S. Government Obligations—0.8%
Federal Home Loan Mortgage Corp. Nts.: 0.75%, 1/12/18	190,000	188,946
1.25%, 5/12/17-10/2/19	250,000	251,115
1.75%, 5/30/19	80,000	82,862
2.375%, 1/13/22[9]	611,000	638,868
5.25%, 4/18/16	300,000	347,267
5.50%, 7/18/16	65,000	76,414
Federal National Mortgage Assn. Nts.: 0.875%, 12/20/17	416,000	417,318
1.125%, 4/27/17	191,000	194,698
5.375%, 6/12/17	75,000	90,277

	Principal Amount	Value

U.S. Government Obligations Continued
U.S. Treasury Nts., 1.75%, 5/15/22	$82,000	$82,628

Total U.S. Government Obligations (Cost $2,293,307)		2,370,393
Non-Convertible Corporate Bonds and Notes—18.6%
Consumer Discretionary—3.2%
Auto Components—0.1%
Dana Holding Corp., 6.75% Sr. Unsec. Nts., 2/15/21	289,000	312,120
Automobiles—0.3%
Daimler Finance North America LLC, 8.50% Sr. Unsec. Unsub. Nts., 1/18/31	164,000	255,424
Ford Motor Credit Co. LLC, 5.875% Sr. Unsec. Nts., 8/2/21	648,000	755,192

		1,010,616
Diversified Consumer Services—0.1%
Service Corp. International,
7.625% Sr. Unsec. Nts., 10/1/18	251,000	299,945
Hotels, Restaurants & Leisure—0.3%
Darden Restaurants, Inc., 4.50% Sr. Unsec.
Unsub. Nts., 10/15/21	78,000	83,942
Hyatt Hotels Corp., 5.75% Sr. Unsec.
Unsub. Nts., 8/15/15[2]	520,000	571,151
Starwood Hotels & Resorts Worldwide, Inc., 7.15% Sr. Unsec. Unsub. Nts., 12/1/19	164,000	202,899

		857,992
Household Durables—0.2%
Jarden Corp., 6.125% Sr. Unsec. Nts., 11/15/22	323,000	350,455
Whirlpool Corp., 5.50% Sr. Unsec. Unsub. Nts., 3/1/13	134,000	135,082

		485,537
Media—1.1%
Comcast Cable Communications Holdings, Inc., 9.455% Sr. Unsec. Nts., 11/15/22	205,000	310,175
Comcast Corp., 4.65% Sr. Unsec. Unsub. Nts., 7/15/42	70,000	73,857
CSC Holdings, Inc., 7.625% Sr. Unsec. Debs., 7/15/18	298,000	345,680
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 5.15% Sr. Unsec. Nts., 3/15/42	80,000	80,988
DISH DBS Corp., 6.75% Sr. Unsec. Nts., 6/1/21	317,000	362,965
Historic TW, Inc., 9.125% Debs., 1/15/13	115,000	115,316

14	OPPENHEIMER BALANCED FUND/VA

	Principal Amount	Value

Media Continued
Interpublic Group of Cos., Inc. (The): 6.25% Sr. Unsec. Nts., 11/15/14	$155,000	$168,563
10% Sr. Unsec. Nts., 7/15/17	324,000	355,590
Lamar Media Corp., 5% Sr. Sub. Nts., 5/1/23[2]	296,000	305,620
News America, Inc., 6.15% Sr. Unsec. Nts., 2/15/41	109,000	138,181
Time Warner Entertainment Co. LP, 8.375% Sr. Nts., 7/15/33	181,000	264,348
Time Warner, Inc., 9.15% Debs., 2/1/23	38,000	56,161
Virgin Media Secured Finance plc: 5.25% Sr. Sec. Nts., 1/15/21	195,000	227,856
6.50% Sr. Sec. Nts., 1/15/18	417,000	450,881

		3,256,181
Multiline Retail—0.3%
Dollar General Corp., 4.125% Nts., 7/15/17	289,000	304,895
Macy’s Retail Holdings, Inc., 5.75% Sr. Unsec. Nts., 7/15/14	414,000	444,137

		749,032
Specialty Retail—0.6%
Gap, Inc. (The), 5.95% Sr. Unsec.
Unsub. Nts., 4/12/21	332,000	380,098
Limited Brands, Inc.,
6.625% Sr. Nts., 4/1/21	315,000	362,250
Rent-A-Center, Inc.,
6.625% Sr. Unsec. Nts., 11/15/20	355,000	388,725
Sally Holdings LLC/Sally Capital, Inc.,
6.875% Sr. Unsec. Nts., 11/15/19	323,000	358,530
Staples, Inc., 9.75% Sr. Unsec.
Unsub. Nts., 1/15/14	273,000	296,879

		1,786,482
Textiles, Apparel & Luxury Goods—0.2%
Hanesbrands, Inc., 6.375% Sr. Unsec.
Unsub. Nts., 12/15/20	271,000	299,455
Phillips-Van Heusen Corp., 7.375% Sr. Unsec.
Unsub. Nts., 5/15/20	277,000	311,971

		611,426
Consumer Staples—1.2%
Beverages—0.4%
Anheuser-Busch InBev Worldwide, Inc.,
8.20% Sr. Unsec. Unsub.
Nts., 1/15/39	146,000	239,971
Coca-Cola HBC Finance BV, 5.125%
Sr. Unsec. Unsub. Nts., 9/17/13	294,000	301,327
Fortune Brands, Inc., 6.375% Sr. Unsec.
Unsub. Nts., 6/15/14	87,000	93,812

	Principal Amount	Value

Beverages Continued
Foster’s Finance Corp.,
4.875% Sr. Unsec. Nts., 10/1/14[2]	$270,000	$288,307
Pernod-Ricard SA,
4.25% Sr. Unsec. Nts., 7/15/22[2]	136,000	149,589
SABMiller Holdings, Inc.,
4.95% Sr. Unsec. Nts., 1/15/42	125,000	141,828

		1,214,834
Food & Staples Retailing—0.1%
Delhaize Group, 5.70%
Sr. Unsec. Nts., 10/1/40	94,000	88,180
Safeway, Inc.: 3.95% Sr. Unsec. Unsub. Nts., 8/15/20	180,000	180,170
5.625% Sr. Unsec. Unsub. Nts., 8/15/14	104,000	110,694

		379,044
Food Products—0.5%
Bunge Ltd. Finance Corp.: 5.35% Sr. Unsec.
Unsub. Nts., 4/15/14	236,000	248,412
8.50% Sr. Unsec. Nts., 6/15/19	207,000	266,498
ConAgra Foods, Inc., 3.25% Sr. Unsec.
Unsub. Nts., 9/15/22	140,000	140,750
Kraft Foods Group, Inc.,
6.50% Sr. Unsec. Unsub. Nts., 2/9/40[2]	92,000	121,026
TreeHouse Foods, Inc.,
7.75% Sr. Unsec. Nts., 3/1/18	353,000	383,888
Tyson Foods, Inc.,
4.50% Sr. Unsec. Unsub. Nts., 6/15/22	150,000	162,955

		1,323,529
Tobacco—0.2%
Altria Group, Inc., 10.20%
Sr. Unsec. Nts., 2/6/39	143,000	239,392
Lorillard Tobacco Co., 7%
Sr. Unsec. Nts., 8/4/41	221,000	268,551

		507,943
Energy—2.1%
Energy Equipment & Services—0.5%
Ensco plc, 4.70% Sr. Unsec.
Nts., 3/15/21	322,000	362,640
Noble Holding International Ltd.,
7.375% Sr. Unsec. Bonds, 3/15/14	276,000	296,666
Precision Drilling Corp.:
6.50% Sr. Unsec. Nts., 12/15/21	152,000	162,640
6.625% Sr. Unsec. Nts., 11/15/20	145,000	156,600
Rowan Cos., Inc.,
4.875% Sr. Unsec. Nts., 6/1/22	216,000	234,783

15	OPPENHEIMER BALANCED FUND/VA

STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value

Energy Equipment & Services Continued
Weatherford International Ltd.
Bermuda, 5.125% Sr. Unsec.
Unsub. Nts., 9/15/20	$181,000	$199,601

		1,412,930
Oil, Gas & Consumable Fuels—1.6%
Anadarko Petroleum Corp.,
6.20% Sr. Unsec. Nts., 3/15/40	117,000	144,443
Canadian Oil Sands Ltd.:
5.80% Sr. Unsec. Nts., 8/15/13[2]	318,000	328,271
6% Sr. Unsec. Nts., 4/1/42[2]	129,000	151,637
DCP Midstream LLC,
5.35% Sr. Unsec. Nts., 3/18/20[2]	197,000	217,566
DCP Midstream Operating LP, 2.50%
Sr. Unsec. Unsub. Nts., 12/1/17	250,000	248,862
El Paso Pipeline Partners Operating Co. LLC, 4.70% Sr. Unsec. Nts., 11/1/42	200,000	196,502
EnCana Holdings Finance Corp.,
5.80% Sr. Unsec. Unsub. Nts., 5/1/14	139,000	147,803
Energy Transfer Partners LP: 4.65% Sr. Unsec. Unsub. Nts., 6/1/21	256,000	281,492
5.20% Sr. Unsec. Unsub. Nts., 2/1/22	92,000	105,029
8.50% Sr. Unsec. Nts., 4/15/14	180,000	195,789
Newfield Exploration Co., 6.875%
Sr. Unsec. Sub. Nts., 2/1/20	308,000	331,100
Nexen, Inc., 6.40% Sr. Unsec.
Unsub. Bonds, 5/15/37	126,000	163,027
NuStar Logistics LP, 4.75% Sr. Unsec.
Unsub. Nts., 2/1/22	291,000	276,852
Phillips 66, 4.30% Unsec. Nts., 4/1/22[2]	202,000	225,910
Range Resources Corp., 8%
Sr. Unsec. Sub. Nts., 5/15/19	314,000	349,325
Ras Laffan Liquefied Natural Gas Co.
Ltd. III, 5.50% Sr. Sec. Nts., 9/30/14[2]	291,000	314,353
Rockies Express Pipeline LLC,
3.90% Sr. Unsec. Unsub.
Nts., 4/15/15[2]	327,000	327,000
Southwestern Energy Co.,
4.10% Sr. Unsec. Nts., 3/15/22[2]	160,000	172,251
Woodside Finance Ltd.:
4.60% Sr. Unsec. Nts., 5/10/21[2]	223,000	245,974
5% Sr. Unsec. Nts., 11/15/13[2]	312,000	322,391

		4,745,577
Financials—5.9%
Capital Markets—1.5%
Blackstone Holdings Finance Co. LLC:
4.75% Sr. Unsec. Nts., 2/15/23[2]	85,000	90,440
6.625% Sr. Unsec. Nts., 8/15/19[2]	364,000	421,912
Goldman Sachs Capital, Inc. (The),
6.345% Sub. Bonds, 2/15/34	340,000	353,164

	Principal Amount	Value

Capital Markets Continued
Goldman Sachs Group, Inc. (The):
5.25% Sr. Unsec. Nts., 7/27/21	$271,000	$309,172
6.25% Sr. Nts., 2/1/41	307,000	376,994
Macquarie Bank Ltd.:
5% Sr. Nts., 2/22/17[2]	101,000	110,534
6.625% Unsec. Sub. Nts., 4/7/21[2]	466,000	515,453
Morgan Stanley:
4.875% Sub. Nts., 11/1/22	240,000	248,708
6.375% Sr. Unsec. Nts., 7/24/42	613,000	719,245
Nomura Holdings, Inc.: 4.125% Sr. Unsec.
Unsub. Nts., 1/19/16	330,000	344,611
6.70% Sr. Unsec. Nts., 3/4/20	28,000	32,698
Raymond James Financial, Inc.,
5.625% Sr. Nts., 4/1/24	265,000	296,907
UBS AG (Stamford CT), 2.25%
Sr. Unsec. Nts., 8/12/13	139,000	140,353
UBS Preferred Funding Trust V,
6.243% Jr. Sub. Perpetual Nts.[10]	310,000	317,750

		4,277,941
Commercial Banks—1.2%
Fifth Third Cap Trust IV, 6.50%
Jr. Unsec. Sub. Nts., 4/15/37	641,000	643,404
HBOS plc, 6.75% Unsec. Sub. Nts., 5/21/18[2]	293,000	316,806
HSBC Finance Capital Trust IX,
5.911% Nts., 11/30/35[3]	720,000	721,800
Lloyds TSB Bank plc, 6.50% Unsec.
Sub. Nts., 9/14/20[2]	237,000	262,054
Mercantile Bankshares Corp., 4.625% Unsec. Sub. Nts., Series B, 4/15/13	218,000	220,517
RBS Citizens Financial Group, Inc., 4.15% Sub. Nts., 9/28/22[2]	558,000	569,910
Wells Fargo & Co., 7.98% Jr. Sub.
Perpetual Bonds, Series K10	333,000	383,783
Zions Bancorp, 4.50% Sr. Unsec. Unsub.
Nts., 3/27/17	487,000	509,127

		3,627,401
Consumer Finance—0.4%
American Express Bank FSB, 5.50% Sr. Unsec. Nts., 4/16/13	329,000	333,784
Discover Financial Services, 3.85% Sr. Unsec.
Unsub. Nts., 11/21/22[2]	457,000	471,992
SLM Corp., 4.625% Sr. Unsec. Nts., 9/25/17	453,000	464,093

		1,269,869

16	OPPENHEIMER BALANCED FUND/VA

	Principal Amount	Value
Diversified Financial Services—0.9%
Citigroup, Inc.: 4.50% Sr. Unsec. Nts., 1/14/22	$356,000	$397,519
5.95% Sub. Nts., 12/31/49	301,000	305,139
ING Bank NV, 3.75% Unsec.
Nts., 3/7/17[2]	108,000	114,855
JPMorgan Chase & Co., 7.90%
Perpetual Bonds, Series 1[10]	1,037,000	1,179,144
Merrill Lynch & Co., Inc., 7.75%
Jr. Sub. Bonds, 5/14/38	373,000	485,904

		2,482,561
Insurance—1.3%
American International Group, Inc., 6.25% Jr. Sub. Bonds, 3/15/37	147,000	157,658
CNA Financial Corp.:
5.75% Sr. Unsec. Unsub. Nts., 8/15/21	290,000	340,403
5.875% Sr. Unsec. Unsub. Bonds, 8/15/20	169,000	199,525
Gulf South Pipeline Co. LP,
5.05% Sr. Unsec. Nts., 2/1/15[2]	260,000	280,875
Hartford Life, Inc., 7.375% Sr. Unsec. Unsub. Nts., 3/1/31	430,000	542,662
Irish Life & Permanent Group Holdings plc, 3.60% Sr. Unsec.
Unsub. Nts., 1/14/13[2]	170,000	170,426
Lincoln National Corp.,
6.05% Jr. Unsec. Sub. Bonds, 4/20/67	555,000	555,694
Marsh & McLennan Cos., Inc., 5.375% Nts., 7/15/14	64,000	68,345
Prudential Financial, Inc., 5.625% Unsec. Sub. Nts., 6/15/43	167,000	173,897
Swiss Re Capital I LP, 6.854% Perpetual Bonds[2,10]	554,000	580,947
Unum Group, 5.625% Sr. Unsec. Unsub. Nts., 9/15/20	454,000	519,094
Willis Group Holdings plc, 4.125% Sr. Unsec. Unsub. Nts., 3/15/16	116,000	123,791

		3,713,317
Real Estate Investment Trusts (REITs)—0.6%
American Tower Corp.: 5.05% Sr. Unsec. Unsub. Nts., 9/1/20	75,000	84,168
7% Sr. Unsec. Nts., 10/15/17	294,000	351,830
CommonWealth REIT, 6.40% Sr. Unsec.
Unsub. Nts., 2/15/15	265,000	284,563
Duke Realty LP, 6.25% Sr. Unsec. Unsub. Nts., 5/15/13	322,000	328,399
Hospitality Properties Trust, 5.125% Sr. Unsec. Nts., 2/15/15	262,000	275,678

	Principal Amount	Value
Real Estate Investment Trusts (REITs) Continued
National Retail Properties, Inc., 6.25% Sr. Unsec.
Unsub. Nts., 6/15/14	$211,000	$225,615
WEA Finance LLC/WT Finance Aust Pty Ltd., 7.50% Sr. Unsec. Nts., 6/2/14[2]	283,000	308,018

		1,858,271
Health Care—0.8%
Biotechnology—0.3%
Amgen, Inc., 3.625% Sr. Unsec. Unsub.
Nts., 5/15/22	299,000	321,595
Celgene Corp., 3.25% Sr. Unsec.
Nts., 8/15/22	322,000	328,539
Gilead Sciences, Inc., 5.65% Sr. Unsec.
Nts., 12/1/41	167,000	207,656

		857,790
Health Care Providers & Services—0.3%
Express Scripts Holding Co., 6.25% Sr. Unsec. Nts., 6/15/14	268,000	288,705
McKesson Corp., 6% Sr. Unsec.
Unsub. Nts., 3/1/41	183,000	241,939
Quest Diagnostics, Inc., 5.75% Sr. Unsec. Nts., 1/30/40	215,000	246,549

		777,193
Pharmaceuticals—0.2%
AbbVie, Inc., 2.90% Sr. Unsec. Nts., 11/6/22[2]	207,000	211,003
Mylan, Inc., 6% Sr. Nts., 11/15/18[2]	365,000	403,244

		614,247
Industrials—1.4%
Aerospace & Defense—0.2%
BE Aerospace, Inc., 5.25%
Sr. Unsec. Unsub. Nts., 4/1/22	200,000	213,000
Huntington Ingalls Industries, Inc., 7.125% Sr. Unsec. Unsub. Nts., 3/15/21	280,000	305,900

		518,900
Building Products—0.0%
Owens Corning, 4.20% Sr. Unsec.
Nts., 12/15/22	99,000	100,769
Commercial Services & Supplies—0.1%
Clean Harbors, Inc., 5.25% Sr. Unsec.
Unsub. Nts., 8/1/20	298,000	312,155
R.R. Donnelley & Sons Co., 8.60% Sr. Unsec. Unsub. Nts., 8/15/16	50,000	54,000

		366,155

17	OPPENHEIMER BALANCED FUND/VA

STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value
Electrical Equipment—0.0%
Turlock Corp., 4.15% Sr. Unsec. Unsub. Nts., 11/2/42[2]	$143,000	$144,765
Industrial Conglomerates—0.4%
General Electric Capital Corp.: 6.375% Unsec. Sub. Bonds, 11/15/67	644,000	681,030
7.125% Unsec. Sub. Nts., 12/15/49	300,000	340,429

		1,021,459
Machinery—0.4%
CNH Capital LLC, 6.25% Sr. Unsec. Nts., 11/1/16	338,000	374,335
Joy Global, Inc., 5.125% Sr. Unsec.
Unsub. Nts., 10/15/21	208,000	229,468
Kennametal, Inc., 3.875% Sr. Unsec.
Unsub. Nts., 2/15/22	234,000	244,546
SPX Corp., 6.875% Sr. Unsec. Nts., 9/1/17[2]	286,000	320,320

		1,168,669
Professional Services—0.1%
FTI Consulting, Inc., 6.75% Sr. Unsec.
Nts., 10/1/20	288,000	308,880
Road & Rail—0.2%
CSX Corp., 5.50% Sr. Unsec. Nts., 4/15/41	118,000	141,517
Kansas City Southern de Mexico SA de CV, 6.625% Sr. Unsec. Unsub. Nts., 12/15/20	255,000	290,700
Penske Truck Leasing Co. LP/PTL Finance Corp., 2.50% Sr. Nts., 7/11/14[2]	106,000	107,147

		539,364
Information Technology—0.9%
Communications Equipment—0.1%
Juniper Networks, Inc., 5.95% Sr. Unsec. Unsub. Nts., 3/15/41	138,000	157,283
Computers & Peripherals—0.3%
Hewlett-Packard Co.: 2.65% Sr. Unsec. Unsub. Nts., 6/1/16	495,000	494,208
4.75% Sr. Unsec. Nts., 6/2/14	200,000	208,552

		702,760
Electronic Equipment, Instruments & Components—0.2%
Amphenol Corp., 4.75% Sr. Unsec. Unsub. Nts., 11/15/14	79,000	84,213
Arrow Electronics, Inc., 5.125%
Sr. Unsec. Unsub. Nts., 3/1/21	340,000	366,760
Corning, Inc., 4.75% Sr. Unsec. Unsub. Nts., 3/15/42	125,000	131,764

		582,737

	Principal Amount	Value
Internet Software & Services—0.0%
eBay, Inc., 4% Sr. Unsec. Unsub. Nts., 7/15/42	$119,000	$116,016
Office Electronics—0.1%
Xerox Corp., 5.65% Sr. Unsec. Nts., 5/15/13	330,000	335,688
Software—0.2%
Autodesk, Inc.: 1.95% Sr. Unsec. Unsub. Nts., 12/15/17	138,000	137,424
3.60% Sr. Unsec. Unsub. Nts., 12/15/22	87,000	87,462
Symantec Corp., 4.20% Sr. Unsec. Unsub. Nts., 9/15/20	391,000	411,070

		635,956
Materials—1.4%
Chemicals—0.3%
Agrium, Inc., 6.125% Sr. Unsec. Nts., 1/15/41	155,000	186,518
CF Industries, Inc., 7.125% Sr. Unsec.
Unsub. Nts., 5/1/20	227,000	285,874
Eastman Chemical Co., 4.80% Sr. Unsec. Nts., 9/1/42	145,000	155,253
RPM International, Inc., 3.45% Sr. Unsec. Nts., 11/15/22	144,000	141,213
Sherwin-Williams Co. (The), 4% Sr. Unsec. Unsub. Nts., 12/15/42	143,000	143,045

		911,903
Containers & Packaging—0.4%
Crown Americas LLC/Crown Americas Capital Corp. II I, 6.25% Sr. Unsec. Nts., 2/1/21	308,000	339,185
Greif, Inc., 7.75% Sr. Unsec. Nts., 8/1/19	261,000	302,760
Rock-Tenn Co.: 3.50% Sr. Nts., 3/1/20[2]	62,000	63,681
4.90% Sr. Unsec. Nts., 3/1/22[2]	112,000	121,136
Sealed Air Corp., 8.375% Sr. Unsec.
Nts., 9/15/21[2]	270,000	309,825

		1,136,587
Metals & Mining—0.5%
Allegheny Technologies, Inc., 5.95% Sr. Unsec.
Unsub. Nts., 1/15/21	150,000	166,284
Cliffs Natural Resources, Inc., 6.25% Sr. Unsec.
Unsub. Nts., 10/1/40	86,000	83,911
Freeport-McMoRan Copper & Gold,
Inc., 3.55% Sr. Unsec. Nts., 3/1/22	227,000	225,325
Petrohawk Energy Corp., 6.25% Sr.
Unsec. Nts., 6/1/19	499,000	568,544

18	OPPENHEIMER BALANCED FUND/VA

	Principal Amount	Value
Metals & Mining Continued
Xstrata Canada Corp.: 5.375% Sr. Unsec. Unsub. Nts., 6/1/15	$135,000	$146,807
6% Sr. Unsec. Unsub. Nts., 10/15/15	264,000	293,512
Xstrata Finance Canada Ltd., 5.80% Sr. Unsec.
Unsub. Bonds, 11/15/16[2]	35,000	39,535

		1,523,918
Paper & Forest Products—0.2%
International Paper Co., 6% Sr. Unsec.
Unsub. Nts., 11/15/41	139,000	164,740
Westvaco Corp., 7.95% Sr. Unsec.
Unsub. Nts., 2/15/31	242,000	316,477

		481,217
Telecommunication Services—1.0%
Diversified Telecommunication Services—0.9%
AT&T, Inc., 6.30% Sr. Unsec.
Bonds, 1/15/38	329,000	422,206
British Telecommunications plc,
9.625% Bonds, 12/15/30	209,000	332,242
CenturyLink, Inc., 7.65% Sr. Unsec.
Unsub. Nts., 3/15/42	244,000	255,190
Frontier Communications Corp.,
8.50% Sr. Unsec. Nts., 4/15/20	267,000	308,385
Telecom Italia Capital SA, 7.721% Sr. Unsec.
Unsub. Nts., 6/4/38	346,000	376,275
Telefonica Emisiones SAU, 5.462% Sr. Unsec.
Unsub. Nts., 2/16/21	377,000	402,919
Verizon Communications, Inc.,
6.40% Sr. Unsec. Nts., 2/15/38	199,000	269,650
Windstream Corp., 7.50% Sr. Unsec.
Unsub. Nts., 4/1/23	280,000	296,100

		2,662,967

	Principal Amount	Value
Wireless Telecommunication Services—0.1%
America Movil SAB de CV, 4.375% Sr. Unsec. Unsub. Nts., 7/16/42	$151,000	$157,165
CC Holdings GS V LLC, 3.849% Sr. Sec. Nts., 4/15/23[2]	144,000	146,629

		303,794
Utilities—0.7%
Electric Utilities—0.5%
Edison International, 3.75%
Sr. Unsec. Unsub. Nts., 9/15/17	438,000	475,308
Great Plains Energy, Inc., 2.75%
Sr. Unsec. Unsub. Nts., 8/15/13	354,000	357,724
PPL WEM Holdings plc, 5.375%
Sr. Unsec. Nts., 5/1/21[2]	492,000	553,765

		1,386,797
Energy Traders—0.1%
TransAlta Corp., 5.75% Sr. Unsec. Nts., 12/15/13	316,000	329,176
Multi-Utilities—0.1%
CMS Energy Corp., 5.05% Sr. Unsec. Unsub. Nts., 3/15/22	270,000	301,938

Total Non-Convertible Corporate Bonds and Notes (Cost $50,459,423)		54,169,476

	Shares
Investment Company—6.8%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.15%[11,12] (Cost $19,691,265)	19,691,265	19,691,265
Total Investments, at Value (Cost $308,390,126)	114.0%	331,773,514
Liabilities in Excess of Other Assets	(14.0)	(40,869,163)
Net Assets	100.0%	$290,904,351

Footnotes to Statement of Investments

1. Non-income producing security.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $15,774,089 or 5.42% of the Fund’s net assets as of December 31, 2012.

3. Represents the current interest rate for a variable or increasing rate security.

19	OPPENHEIMER BALANCED FUND/VA

STATEMENT OF INVESTMENTS    Continued

Footnotes to Statement of Investments Continued

4. Restricted security. The aggregate value of restricted securities as of December 31, 2012 was $400,294, which represents 0.14% of the Fund’s net assets. See Note 7 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation
Morgan Stanley, Re-Securitized Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Series 2012-R3, Cl. 1B, 2.298%, 11/1/36	10/24/12	$135,433	$149,647	$14,214
Santander Drive Auto Receivables Trust 2011-S2A, Automobile Receivables Nts., Series 2011-S2A, Cl. D, 3.35%, 6/15/17	5/19/11-11/18/11	149,499	150,541	1,042
Westlake Automobile Receivables Trust 2012-1, Automobile Receivable Nts., Series 2012-1, Cl. D, 1.03%, 6/16/14	9/19/12	99,999	100,106	107

		$384,931	$400,294	$15,363

5. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after December 31, 2012. See Note 1 of the accompanying Notes.

6. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans or other receivables. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage or asset-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $3,848,227 or 1.32% of the Fund’s net assets as of December 31, 2012.

7. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $166,348 or 0.06% of the Fund’s net assets as of December 31, 2012.

8. The current amortization rate of the security’s cost basis exceeds the future interest payments currently estimated to be received. Both the amortization rate and interest payments are contingent on future mortgage pre-payment speeds and are therefore subject to change.

9. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $203,894. See Note 6 of the accompanying Notes.

10. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

11. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended December 31, 2012, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 30, 2011[a]	Gross Additions	Gross Reductions	Shares December 31, 2012
Oppenheimer Institutional Money Market Fund, Cl. E	32,784,414	111,734,308	124,827,457	19,691,265

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$19,691,265	$39,171

a. December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

12. Rate shown is the 7-day yield as of December 31, 2012.

20	OPPENHEIMER BALANCED FUND/VA

Futures Contracts as of December 31, 2012 are as follows:

Contract Description	Buy/Sell	Number of Contracts	Expiration Date	Value	Unrealized Appreciation (Depreciation)
U.S. Long Bonds	Sell	31	3/19/13	$4,572,500	$61,900
U.S. Treasury Nts., 2 yr.	Sell	47	3/28/13	10,362,031	(148)
U.S. Treasury Nts., 5 yr.	Sell	46	3/28/13	5,723,047	1,160
U.S. Treasury Nts., 10 yr.	Sell	37	3/19/13	4,912,906	25,817
U.S. Treasury Ultra Bonds	Buy	34	3/19/13	5,528,188	(88,073)

					$656

See accompanying Notes to Financial Statements.

21	OPPENHEIMER BALANCED FUND/VA

STATEMENT OF  ASSETS AND LIABILITIES

December 31, 2012
Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $288,698,861)	$312,082,249
Affiliated companies (cost $19,691,265)	19,691,265
331,773,514
Cash	403,522
Receivables and other assets:
Investments sold on a when-issued or delayed delivery basis	4,818,219
Interest, dividends and principal paydowns	1,126,208
Shares of beneficial interest sold	122,047
Futures margins	33,484
Other	30,710
Total assets	338,307,704
Liabilities
Payables and other liabilities:
Investments purchased (including $45,488,388 purchased on a when-issued or delayed delivery basis)	46,686,773
Shares of beneficial interest redeemed	518,756
Futures margins	44,281
Trustees’ compensation	28,513
Transfer and shareholder servicing agent fees	24,401
Shareholder communications	21,641
Distribution and service plan fees	15,554
Other	63,434
Total liabilities	47,403,353
Net Assets	$290,904,351
Composition of Net Assets
Par value of shares of beneficial interest	$23,309
Additional paid-in capital	331,078,099
Accumulated net investment income	6,595,479
Accumulated net realized loss on investments and foreign currency transactions	(70,176,401)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	23,383,865
Net Assets	$290,904,351
Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $218,032,062 and 17,416,805 shares of beneficial interest outstanding)	$12.52
Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $72,872,289 and 5,892,240 shares of beneficial interest outstanding)	$12.37

See accompanying Notes to Financial Statements.

22	OPPENHEIMER BALANCED FUND/VA

STATEMENT OF  OPERATIONS

For the Year Ended December 31, 2012
Investment Income
Interest	$4,567,455
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $961)	3,760,270
Affiliated companies	39,171
Total investment income	8,366,896
Expenses
Management fees	1,985,570
Distribution and service plan fees—Service shares	192,074
Transfer and shareholder servicing agent fees:
Non-Service shares	191,240
Service shares	76,197
Shareholder communications:
Non-Service shares	33,423
Service shares	12,357
Custodian fees and expenses	29,332
Trustees’ compensation	14,249
Administration service fees	1,500
Other	78,446
Total expenses	2,614,388
Less waivers and reimbursements of expenses	(630,377)
Net expenses	1,984,011
Net Investment Income	6,382,885
Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments from unaffiliated companies	9,774,881
Closing and expiration of futures contracts	135,513
Foreign currency transactions	713,533
Net realized gain	10,623,927
Net change in unrealized appreciation/depreciation on:
Investments	12,398,269
Translation of assets and liabilities denominated in foreign currencies	(684,589)
Futures contracts	(42,146)
Net change in unrealized appreciation/depreciation	11,671,534
Net Increase in Net Assets Resulting from Operations	$28,678,346

See accompanying Notes to Financial Statements.

23	OPPENHEIMER BALANCED FUND/VA

STATEMENTS OF  CHANGES IN NET ASSETS

	Year Ended December 31, 2012	Year Ended December 30, 2011[1]
Operations
Net investment income	$6,382,885	$3,643,156
Net realized gain	10,623,927	9,575,957
Net change in unrealized appreciation/depreciation	11,671,534	(11,457,323)
Net increase in net assets resulting from operations	28,678,346	1,761,790
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(3,027,836)	(3,355,682)
Service shares	(910,776)	(1,802,307)
	(3,938,612)	(5,157,989)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares	72,773,444	(20,174,392)
Service shares	(12,542,888)	(10,697,145)
	60,230,556	(30,871,537)
Net Assets
Total increase (decrease)	84,970,290	(34,267,736)
Beginning of period	205,934,061	240,201,797
End of period (including accumulated net investment income of $6,595,479 and $3,885,373, respectively)	$290,904,351	$205,934,061

1. December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

24	OPPENHEIMER BALANCED FUND/VA

FINANCIAL  HIGHLIGHTS

	Year Ended December 31,	Year Ended December 30,	Year Ended December 31,
Non-Service Shares	2012	2011[1]	2010	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$11.30	$11.47	$10.30	$8.45	$16.41
Income (loss) from investment operations:
Net investment income[2]	.29	.20	.23	.25	.41
Net realized and unrealized gain (loss)	1.09	(.11)	1.09	1.60	(7.03)
Total from investment operations	1.38	.09	1.32	1.85	(6.62)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.16)	(.26)	(.15)	—	(.39)
Distributions from net realized gain	—	—	—	—	(.95)
Total dividends and/or distributions to shareholders	(.16)	(.26)	(.15)	—	(1.34)
Net asset value, end of period	$12.52	$11.30	$11.47	$10.30	$8.45
Total Return, at Net Asset Value[3]	12.34%	0.72%	12.91%	21.89%	(43.47)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$218,032	$128,383	$150,622	$159,797	$169,621
Average net assets (in thousands)	$191,416	$141,848	$151,620	$159,013	$295,669
Ratios to average net assets:[4]
Net investment income	2.46%	1.70%	2.13%	2.71%	3.14%
Total expenses[5]	0.90%	0.91%	0.91%	0.89%	0.76%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.66%	0.67%	0.65%	0.60%	0.67%
Portfolio turnover rate[6]	110%	102%	54%	87%	67%

1. December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2012	0.91%
Year Ended December 30, 2011	0.93%
Year Ended December 31, 2010	0.92%
Year Ended December 31, 2009	0.91%
Year Ended December 31, 2008	0.76%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended December 31, 2012	$555,111,600	$549,805,766
Year Ended December 30, 2011	$450,804,195	$453,759,282
Year Ended December 31, 2010	$412,930,431	$414,511,903
Year Ended December 31, 2009	$504,698,365	$520,212,670
Year Ended December 31, 2008	$474,582,075	$434,587,487

See accompanying Notes to Financial Statements.

25	OPPENHEIMER BALANCED FUND/VA

FINANCIAL  HIGHLIGHTS    Continued

	Year Ended December 31,	Year Ended December 30,	Year Ended December 31,
Service Shares	2012	2011[1]	2010	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$11.17	$11.35	$10.19	$8.38	$16.28
Income (loss) from investment operations:
Net investment income[2]	.26	.16	.20	.22	.37
Net realized and unrealized gain (loss)	1.08	(.11)	1.08	1.59	(6.97)
Total from investment operations	1.34	.05	1.28	1.81	(6.60)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.14)	(.23)	(.12)	—	(.35)
Distributions from net realized gain	—	—	—	—	(.95)
Total dividends and/or distributions to shareholders	(.24)	(.23)	(.12)	—	(1.30)
Net asset value, end of period	$12.37	$11.17	$11.35	$10.19	$8.38
Total Return, at Net Asset Value[3]	12.11%	0.38%	12.68%	21.60%	(43.62)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$72,872	$77,551	$89,580	$88,746	$68,798
Average net assets (in thousands)	$76,257	$85,157	$87,280	$77,101	$100,164
Ratios to average net assets:[4]
Net investment income	2.18%	1.45%	1.87%	2.42%	2.90%
Total expenses[5]	1.16%	1.16%	1.16%	1.15%	1.01%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.92%	0.92%	0.90%	0.85%	0.92%
Portfolio turnover rate[6]	110%	102%	54%	87%	67%

1. December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2012	1.17%
Year Ended December 30, 2011	1.18%
Year Ended December 31, 2010	1.17%
Year Ended December 31, 2009	1.17%
Year Ended December 31, 2008	1.01%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended December 31, 2012	$555,111,600	$549,805,766
Year Ended December 30, 2011	$450,804,195	$453,759,282
Year Ended December 31, 2010	$412,930,431	$414,511,903
Year Ended December 31, 2009	$504,698,365	$520,212,670
Year Ended December 31, 2008	$474,582,075	$434,587,487

See accompanying Notes to Financial Statements.

26	OPPENHEIMER BALANCED FUND/VA

NOTES TO  FINANCIAL STATEMENTS

1. Significant Accounting Policies

Oppenheimer Balanced Fund/VA (the “Fund”) is a separate series of Oppenheimer Variable Account Funds, an open end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek high total investment return, which includes current income and capital appreciation. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).

The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies consistently followed by the Fund.

Previous Annual Period. The last day of the Fund’s fiscal year was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of December 31, 2012, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$45,488,388
Sold securities	4,818,219

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This

27	OPPENHEIMER BALANCED FUND/VA

NOTES TO  FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

28	OPPENHEIMER BALANCED FUND/VA

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3]	Net Unrealized Appreciation Based on Cost of Securities and Other Investments for Federal Income Tax Purposes
$6,623,989	$—	$69,128,196	$22,335,655

1. As of December 31, 2012, the Fund had $69,128,196 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring
2015	$9,969,732
2016	14,429,757
2017	44,728,707

Total	$69,128,196

Of these losses, $13,292,976 are subject to loss limitation rules resulting from merger activity. These limitations generally reduce the utilization of these losses to a maximum of $3,323,244 per year.

2. During the fiscal year ended December 31, 2012, the Fund utilized $4,188,448 of capital loss carryforward to offset capital gains realized in that fiscal year.

3. During the fiscal year ended December 30, 2011, the Fund utilized $15,143,099 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for December 31, 2012. Net assets of the Fund were unaffected by the reclassifications.

Increase to Paid-in Capital	Increase to Accumulated Net Investment Income	Increase to Accumulated Net Realized Loss on Investments
$15,539,655	$265,833	$15,805,488

The tax character of distributions paid during the years ended December 31, 2012 and December 31, 2011 was as follows:

	Year Ended December 31, 2012	Year Ended December 31, 2011
Distributions paid from:
Ordinary income	$3,938,612	$5,157,989

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2012 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$309,437,680
Federal tax cost of other investments	(20,042,297)

Total federal tax cost	$289,395,383

Gross unrealized appreciation	$24,528,955
Gross unrealized depreciation	(2,193,300)

Net unrealized appreciation	$22,335,655

29	OPPENHEIMER BALANCED FUND/VA

NOTES TO  FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

30	OPPENHEIMER BALANCED FUND/VA

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

31	OPPENHEIMER BALANCED FUND/VA

NOTES TO  FINANCIAL STATEMENTS    Continued

2. Securities Valuation Continued

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

32	OPPENHEIMER BALANCED FUND/VA

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of December 31, 2012 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$16,107,525	$—	$—	$16,107,525
Consumer Staples	17,155,557	—	—	17,155,557
Energy	21,131,134	—	—	21,131,134
Financials	41,013,091	—	—	41,013,091
Health Care	26,625,215	—	—	26,625,215
Industrials	17,124,634	—	—	17,124,634
Information Technology	12,840,935	—	—	12,840,935
Materials	10,001,562	—	—	10,001,562
Telecommunication Services	6,751,950	—	—	6,751,950
Utilities	5,848,124	—	—	5,848,124
Asset-Backed Securities	—	11,676,268	—	11,676,268
Mortgage-Backed Obligations	—	69,266,385	—	69,266,385
U.S. Government Obligations	—	2,370,393	—	2,370,393
Non-Convertible Corporate Bonds and Notes	—	54,169,476	—	54,169,476
Investment Company	19,691,265	—	—	19,691,265

Total Investments, at Value	194,290,992	137,482,522	—	331,773,514
Other Financial Instruments:
Futures margins	33,484	—	—	33,484

Total Assets	$194,324,476	$137,482,522	$—	$331,806,998

Liabilities Table
Other Financial Instruments:
Futures margins	$(44,281)	$—	$—	$(44,281)

Total Liabilities	$(44,281)	$—	$—	$(44,281)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2012		Year Ended December 30, 2011
	Shares	Amount	Shares	Amount
Non-Service Shares
Sold	245,214	$2,929,071	252,001	$2,909,335
Dividends and/or distributions reinvested	261,020	3,027,836	287,056	3,355,682
Acquisition—Note 8	8,473,818	101,940,025	—	—
Redeemed	(2,929,508)	(35,123,488)	(2,302,830)	(26,439,409)

Net increase (decrease)	6,050,544	$72,773,444	(1,763,773)	$(20,174,392)

33	OPPENHEIMER BALANCED FUND/VA

NOTES TO  FINANCIAL STATEMENTS    Continued

3. Shares of Beneficial Interest Continued

	Year Ended December 31, 2012		Year Ended December 30, 2011
	Shares	Amount	Shares	Amount
Service Shares
Sold	297,913	$3,538,468	423,625	$4,837,026
Dividends and/or distributions reinvested	79,405	910,776	155,505	1,802,307
Redeemed	(1,428,994)	(16,992,132)	(1,531,184)	(17,336,478)

Net decrease	(1,051,676)	$(12,542,888)	(952,054)	$(10,697,145)

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended December 31, 2012, were as follows:

	Purchases	Sales
Investment securities	$336,094,424	$261,193,372
U.S. government and government agency obligations	4,238,617	3,129,169
To Be Announced (TBA) mortgage-related securities	555,111,600	549,805,766

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Over $800 million	0.60

Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. For the year ended December 31, 2012, the Fund paid $260,642 to OFS for services to the Fund.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) in accordance with Rule 12b-1 under the Investment Company Act of 1940 for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.67% for Non-Service shares and 0.92% for Service shares. During the year ended December 31, 2012, the Manager waived fees and/or reimbursed the Fund $433,630 and $177,156 for Non-Service and Service shares, respectively.

34	OPPENHEIMER BALANCED FUND/VA

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended December 31, 2012, the Manager waived fees and/or reimbursed the Fund $19,591 for IMMF management fees.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

35	OPPENHEIMER BALANCED FUND/VA

NOTES TO  FINANCIAL STATEMENTS    Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

Valuations of derivative instruments as of December 31, 2012 are as follows:

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value		Statement of Assets and Liabilities Location	Value
Interest rate contracts	Futures margins	$33,484	*	Futures margins	$44,281	*

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

36	OPPENHEIMER BALANCED FUND/VA

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments from unaffiliated companies*	Closing and expiration of futures contracts	Foreign currency transactions	Total
Equity contracts	$6,046	$—	$—	$6,046
Foreign exchange contracts	—	—	(19,339)	(19,339)
Interest rate contracts	(8,551)	135,513	—	126,962

Total	$(2,505)	$135,513	$(19,339)	$113,669

*Includes purchased option contracts, purchased swaption contracts and written option contracts exercised, if any.

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Futures contracts	Translation of assets and liabilities denominated in foreign currencies	Total
Foreign exchange contracts	$—	$(20,189)	$(20,189)
Interest rate contracts	(42,146)	—	(42,146)

Total	$(42,146)	$(20,189)	$(62,335)

Foreign Currency Exchange Contracts

The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.

The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for or sell currencies to acquire related foreign securities purchase and sale transactions, respectively, or to convert foreign currencies to U.S. dollars from related foreign securities transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

During the year ended December 31, 2012, the Fund had daily average contract amounts on forward foreign currency contracts to sell of $55,897.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.

As of December 31, 2012, the Fund had no outstanding forward contracts.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a financial instrument, or currency, at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.

Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

37	OPPENHEIMER BALANCED FUND/VA

NOTES TO  FINANCIAL STATEMENTS    Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

During the year ended December 31, 2012, the Fund had an ending monthly average market value of $6,346,474 and $23,492,249 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

The Fund has purchased put options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased call options on treasury and/or euro futures to increase exposure to interest rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

During the year ended December 31, 2012, the Fund had an ending monthly average market value of $538 and $2,491 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

38	OPPENHEIMER BALANCED FUND/VA

Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.

As of December 31, 2012, the Fund had no outstanding written or purchased options.

7. Restricted Securities

As of December 31, 2012, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

8. Acquisition of Total Return Portfolio

On April 26, 2012, the Fund acquired all of the net assets of Total Return Portfolio at fair market value, pursuant to an Agreement and Plan of Reorganization approved by the Total Return Portfolio shareholders on April 20, 2012. The purpose of this acquisition is to combine two funds with similar investment objectives, strategies and risks to allow shareholders to benefit from greater asset growth potential, as well as lowered total expenses.

The transaction qualified as a tax-free reorganization, (the “merger”) for federal income tax purposes allowing the Fund to use the original cost basis of the investments received to calculate subsequent gains and losses for tax reporting purposes.

Details of the merger are shown in the following table:

	Exchange Ratio to One Share of the Total Return Portfolio	Shares of Beneficial Interest Issued by the Fund	Value of Issued Shares of Beneficial Interest	Combined Net Assets on April 26, 2012[1]
Total Return Portfolio fund shares merged into the Non-Service Shares	0.1049625104	8,473,818	$101,940,025	$230,906,772

1. The net assets acquired included net unrealized appreciation of $6,091,953 and an unused capital loss carryforward of $46,084,065, potential utilization subject to tax limitations.

Had the merger occurred at the beginning of the reporting period, the Fund’s Statement of Operations would have been adjusted to the following amounts:

Net investment income	$6,392,987
Net gain on investments	28,077,288
Net increase in net assets resulting from operations	34,470,275

9. Subsequent Event

The Board of Trustees of the Fund recently approved a series of modifications to the Fund’s investment advisory and transfer agency arrangements in connection with internal corporate restructuring efforts at OppenheimerFunds, Inc. (“OFI”). As a result of these modifications, on January 1, 2013 (the “Effective Date”), OFI Global Asset Management, Inc. (“OFI Global”), a wholly-owned subsidiary of OFI, became the investment adviser and transfer agent to the Fund under the terms of the Fund’s advisory agreement and transfer agency agreement, respectively. OFI Global, in turn, entered into a new sub-advisory agreement for the Fund, on the Effective Date, whereby OFI Global will have oversight and supervisory responsibilities and OFI will choose the Fund’s investments and provide related advisory services to the Fund. In addition, on the Effective Date, OFI Global entered into a sub-transfer agency agreement with Shareholder Services, Inc. doing business as OppenheimerFunds Services, a wholly-owned subsidiary of OFI, under which it will be responsible for providing transfer agency services to the Fund.

39	OPPENHEIMER BALANCED FUND/VA

NOTES TO  FINANCIAL STATEMENTS    Continued

9. Subsequent Event Continued

The realignment of advisory service responsibility between OFI Global and OFI did not result in any change in the persons managing the assets of the Fund, the level or nature of the advisory services provided to the Fund, or the fees charged to the Fund.

10. Pending Litigation

Since 2009, a number of class action lawsuits have been pending in federal courts against OppenheimerFunds, Inc., the Fund’s Adviser through December 31, 2012 and Sub-Advisor effective January 1, 2013 (the “Manager”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against the Manager and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

The Manager believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

40	OPPENHEIMER BALANCED FUND/VA

REPORT OF  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Variable Account Funds:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Balanced Fund/VA (a separate series of Oppenheimer Variable Account Funds), including the statement of investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights of Oppenheimer Balanced Fund/VA for the year ended December 31, 2008 were audited by other auditors whose report dated February 11, 2009 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Balanced Fund/VA as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

February 19, 2013

41	OPPENHEIMER BALANCED FUND/VA

FEDERAL INCOME TAX INFORMATION    Unaudited

In early 2013, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2012.

Dividends, if any, paid by the Fund during the fiscal year ended December 31, 2012 which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 50.19% to arrive at the amount eligible for the corporate dividend-received deduction.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

42	OPPENHEIMER BALANCED FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT

ADVISORY AGREEMENT    Unaudited

Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio managers and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Mitch Williams, Krishna Memani and Peter Strzalkowski, the portfolio managers for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.

Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other mixed-asset target allocation moderate funds underlying

43	OPPENHEIMER BALANCED FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT

ADVISORY AGREEMENT    Unaudited / Continued

variable insurance products. The Board considered that the Fund outperformed its performance universe median during the one- and three-year periods, although it underperformed its performance universe median during the five- and ten-year periods. The Board noted the appointment on April 1, 2009 of a new portfolio manager for the Fund and of the head of the Investment Grade Fixed Income Team to oversee the Fund’s investments.

Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other mixed-asset target allocation moderate funds underlying variable insurance products. In reviewing the fees and expenses charged to the VA funds, the Board considered the Manager’s assertion that, because there is much greater disparity in the fees and services that may be provided by a manager to a VA fund as opposed to a retail fund, when comparing the expenses of the various VA funds to those of retail funds, it is most appropriate to focus on total expenses (rather than on the management fees). Accordingly, while the Board reviewed and considered all expenses, it focused on total expenses. The Board considered that the Fund’s actual management fees and total expenses were lower than its expense group median and average. The Board also considered that Manager has voluntarily agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit total annual fund operating expenses after any fee waiver and/or expense reimbursement (excluding (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; (iii) certain other expenses attributable to, and incurred as a result of, a Fund’s investments; and (iv) other extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Fund’s business) to annual rates of 0.67% of average annual net assets for Non-Service shares and 0.92% of average annual net assets for Service shares. This voluntary expense limitation may not be amended or withdrawn until one year after the date of the Fund’s prospectus.

Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement. In addition, the Board, including a majority of the Independent Trustees, approved the restructuring of the Fund’s investment advisory arrangement so that effective January 1, 2013, (i) OFI Global Asset Management, Inc. (“OFI Global”), a wholly owned subsidiary of the Manager, will serve as the investment adviser to the Fund in place of the Manager under a Restated Advisory Agreement (“Restated Advisory Agreement”), and (ii) OFI Global will enter into a Sub-Advisory Agreement (“Sub-Advisory Agreement”) with

44	OPPENHEIMER BALANCED FUND/VA

the Manager to provide investment sub-advisory services to the Fund. OFI Global will pay the Manager a percentage of the net investment advisory fee (after all applicable waivers have been deducted) that it receives from the Fund. The Agreement will continue until earlier of August 31, 2013 or the effective date of the Restated Advisory Agreement between the Fund and OFI Global. The Restated Advisory Agreement and Sub-Advisory Agreement will continue until August 31, 2013.

In arriving at its decisions, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, Restated Advisory Agreement and Sub-Advisory Agreement, including the management fees, in light of all the surrounding circumstances.

45	OPPENHEIMER BALANCED FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS    Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

46	OPPENHEIMER BALANCED FUND/VA

TRUSTEES AND OFFICERS   Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Sam Freedman, Chairman of the Board of Trustees (since 2012) and Trustee (since 1996) Age: 72	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Sub-Adviser and with subsidiary or affiliated companies of the Sub-Adviser (until October 1994). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edward L. Cameron, Trustee (since 1999) Age: 74	Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000-June 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July 1994-June 1998). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Cameron has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 1990) Age: 70	Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Sub-Adviser; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Sub-Adviser), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Trustee (since 2012) Age: 64	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2002) Age: 66	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 36 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

47	OPPENHEIMER BALANCED FUND/VA

TRUSTEES AND OFFICERS   Unaudited / Continued

Victoria J. Herget, Trustee (since 2012) Age: 61	Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (and its predecessor firms); Board Chair (2008-Present) and Director (2004-Present), United Educators (insurance company); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee (since 2000) and Chair (since 2010), Newberry Library; Trustee, Mather LifeWays (since 2001); Trustee, BoardSource (2006-2009) and Chicago City Day School (1994-2005). Oversees 36 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Trustee (since 2002) Age: 68	Board of Directors of Opera Colorado Foundation (non-profit organization) (since March 2008); Director of Jones Knowledge, Inc. (2006-2010); Director of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank & Trust (commercial banking) (since August 2003); Director of Colorado UpLIFT (charitable organization) (1986-2010); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of Jones Knowledge, Inc. (2001-July 2004); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991) and Trustee (1984-1999) of Young Presidents Organization. Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

F. William Marshall, Jr., Trustee (since 2000) Age: 70	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996) and MML Series Investment Fund (investment company) (since 1996) and Mass Mutual Premier Funds (investment company) (since January 2012); President and Treasurer of the SIS Funds (private charitable fund) (January 1999-March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 40 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Age: 59	Partner (1990-2012) of PricewaterhouseCoopers LLP (held various positions 1975-1990); Trustee (1992-2006) and member of Executive, Nominating and Audit Committees and Chair of Finance Committee of Lehigh University; and member, Women’s Investment Management Forum since inception. Oversees 36 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Age: 67	Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee, Audit Committee member and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Executive Committee Member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

48	OPPENHEIMER BALANCED FUND/VA

INTERESTED TRUSTEE AND OFFICER	The address of Mr. Glavin is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Glavin serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin is an Interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

William F. Glavin, Jr., Trustee, President and Principal Executive Officer (since 2009) Age: 54	Chief Executive Officer of OppenheimerFunds (since January 2013); Director, Chief Executive Officer and President of the Manager (since January 2013); Chairman of the Sub-Adviser (December 2009-December 2012); Chief Executive Officer (January 2009-December 2012) and Director of the Sub-Adviser (since January 2009); President of the Sub-Adviser (May 2009-December 2012); Management Director (since June 2009), President (since December 2009) and Chief Executive Officer (since January 2011) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (since March 2010); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 86 portfolios in the OppenheimerFunds complex.
OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Memani, Strzalkowski, Williams, Gabinet and Ms. Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Krishna Memani, Vice President (since 2009) Age: 52	President of the Sub-Adviser (since January 2013); Chief Investment Officer, Fixed Income of the Sub-Adviser (since January 2013) and Head of the Investment Grade Fixed Income Team of the Sub-Adviser (since March 2009). Director of Fixed Income of the Sub-Adviser (October 2010-December 2012) and Senior Vice President (March 2009-December 2012). Mr. Memani was a Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities (June 2006-January 2009). He was the Chief Credit Strategist at Credit Suisse Securities (August 2002-March 2006). He was a Managing Director and Senior Portfolio Manager at Putnam Investments (September 1998-June 2002). A portfolio manager and an officer of 14 portfolios in the OppenheimerFunds complex.

Peter A. Strzalkowski, Vice President (since 2009) Age: 47	Vice President of the Sub-Adviser (since August 2007), CFA and a member of the Sub-Adviser’s Investment Grade Fixed Income Team (since April 2009). Prior to joining the Sub-Adviser, Managing Partner and Chief Investment Officer of Vector Capital Management, LLC, a structured products money management firm he founded, (July 2006-August 2007); a Senior Portfolio Manager at Highland Capital Management, L.P. (June 2005-July 2006) and a Senior Fixed Income Portfolio Manager at Microsoft Corp. (June 2003-June 2005); a Vice President and Senior Fixed Income Portfolio Manager at First Citizens Bank Trust, Capital Management Group (April 2000-June 2003); a Vice President and Fixed Income Portfolio Manager at Centura Banks (November 1998-April 2000). A portfolio manager and officer of 6 portfolios in the OppenheimerFunds complex.

Mitch Williams, Vice President (since 2011) Age: 44	Vice President of the Sub-Adviser (since July 2006); CFA and a Senior Research Analyst of the Sub-Adviser (since April 2002). Prior to joining the Sub-Adviser, Vice President and Research Analyst for Evergreen Funds (October 2000-January 2002). A portfolio manager and officer of 5 portfolios in the OppenheimerFunds complex.

49	OPPENHEIMER BALANCED FUND/VA

TRUSTEES AND OFFICERS   Unaudited / Continued

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Age: 54	General Counsel of OppenheimerFunds (since January 2013); Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 86 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Age: 39	Senior Vice President of OppenheimerFunds Distributor, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (July 2010-December 2012); Vice President of the Sub-Adviser (January 2003-July 2010); Vice President of OppenheimerFunds Distributor, Inc. (January 2003-July 2010). An officer of 86 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 62	Chief Compliance Officer of OppenheimerFunds (since January 2013); Senior Vice President and Chief Compliance Officer of the Manager (since January 2013); Chief Compliance Officer of OFI SteelPath, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (March 2004-December 2012); Chief Compliance Officer of the Sub-Adviser, OppenheimerFunds Distributor, Inc., OFI Trust Company, OFI Institutional Asset Management, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (June 1983-December 2012). An officer of 86 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 53	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 86 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.988.8287.

50	OPPENHEIMER BALANCED FUND/VA

OPPENHEIMER  BALANCED FUND/VA

A Series of Oppenheimer Variable Account Funds
Manager	OFI Global Asset Management, Inc.
Sub-Adviser	OppenheimerFunds, Inc.
Distributor	OppenheimerFunds Distributor, Inc.
Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.
Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services
Independent Registered Public Accounting Firm	KPMG LLP
Counsel	K&L Gates LLP

Before investing, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

©2013 OppenheimerFunds, Inc. All rights reserved.

December 31, 2012

Oppenheimer Capital Appreciation Fund/VA A Series of Oppenheimer Variable Account Funds	Annual Report

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Financial Statements

OPPENHEIMER CAPITAL APPRECIATION FUND/VA

Portfolio Managers: Julie Van Cleave, CFA, and Michael Kotlarz1

Average Annual Total Returns For the Periods Ended 12/31/12

	1-Year	5-Year	10-Year
Non-Service Shares	14.12%	-0.57%	5.83%
Service Shares	13.81	-0.82	5.57

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

Top Ten Common Stock Holdings
Apple, Inc.	7.4%
QUALCOMM, Inc.	4.1
Google, Inc., Cl. A	3.2
McDonald’s Corp.	2.1
Costco Wholesale Corp.	2.0
Walt Disney Co. (The)	2.0
Monsanto Co.	1.9
Novo Nordisk AS, Cl. B	1.8
Schlumberger Ltd.	1.8
Allergan, Inc.	1.8

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2012, and are based on net assets.

1. Became a portfolio manager June 29, 2012.

Sector Allocation

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2012, and are based on the total market value of common stocks.

2	OPPENHEIMER CAPITAL APPRECIATION FUND/VA

FUND PERFORMANCE DISCUSSION

The Fund’s Non-Service shares produced a total return of 14.12% during the one-year period ended December 31, 2012. In comparison, the Fund underperformed the Russell 1000 Growth Index (the “Index”), which returned 15.26%. The Fund’s underperformance stemmed from weaker relative stock selection in the consumer discretionary sector. The Fund outperformed the Index within consumer staples and information technology due to stronger relative stock selection. The Fund also underperformed the S&P 500 Index, which returned 16% this reporting period.

Economic and Market Environment

Domestic equities generally produced positive returns this period. The period began during a time of improved market sentiment in which the United States managed to avoid a return to recession and European policymakers appeared to take steps to address the region’s sovereign debt and banking sector crises. Renewed investor optimism helped produce gains in the U.S. equity market as well as across a number of international equity markets over the first three months of 2012. The rebound across equities gained momentum after the European Central Bank implemented dual Long-Term Refinancing Operations (“LTROs”) to enhance liquidity for troubled banks and reduce rates on newly issued sovereign debt securities.

The second quarter was more volatile for the equity markets. In the U.S., slower than expected first quarter growth contributed to a sell-off in the U.S. stock market. Consumer confidence dropped as U.S. unemployment figures ticked slightly upwards after showing signs of improvement from the recession highs. The fear of contagion from the worsening European sovereign debt crisis and a recession across much of Europe drove negative market sentiment, particularly over May and June.

In the second half of the period, the global equity markets resumed an upward trend as certain events appeared to help calm market jitters. Investors had been deeply concerned about the possibility of Greece pulling out of the euro and its ramifications for the future of the Eurozone and its common currency. The results of elections in Greece and continued efforts by European policymakers to stabilize the situation in the region made far less likely the imminent fracturing of the Eurozone and the serious consequences that might have for the euro.

The markets responded positively to Central Banks continued efforts to stimulate economic growth. Following the dual LTROs, further action was taken, as the ECB committed to potentially unlimited bond purchases to ease financing pressure on countries like Spain and Italy. Under the plan, these and other members of the European Union (excluding Greece) would be able to maintain access to funding at sustainable interest rates, on the condition that they continue with strict reform programs.

In the U.S., the Fed introduced QE3, under which it announced plans to purchase mortgage-backed bonds on a monthly basis until the labor market shows signs of substantial improvement. While these actions and a last minute temporary resolution of the so-called fiscal cliff enacted by the U.S. Congress largely prevented the markets from trading in negative territory in the final quarter, a number of concerns throughout the globe remained and presented the possibility for future market volatility.

Top Individual Contributors

Three of the top performing Fund holdings were in the information technology sector: Apple, Inc., eBay, Inc. and QUALCOMM, Inc. Apple and QUALCOMM were the first and second largest holdings of the Fund at period end, respectively. Apple continued to benefit from its success at innovation and its highly recognizable brand, leading to global growth and share gains across its top revenue producing products—iPhones, iPads and Mac PCs. eBay’s earnings beat expectations and management raised guidance for both 2012 revenues and profits. The company benefited from a turnaround in its Marketplace segment with improvements to the user experience leading to increased loyalty and great volumes of transactions. PayPal, eBay’s online payment service, continued to be a significant contributor to eBay’s growth with results that exceeded expectations. QUALCOMM, a manufacturer of digital wireless communication equipment, performed particularly well as its involvement in a new round of Apple products boosted its outlook.

Also benefiting the Fund’s performance were health care stock Novo Nordisk AS and consumer staples holding Costco Wholesale Corp. Novo Nordisk’s performance was driven largely by increased sales of Victoza, which is a diabetes drug. Costco experienced increased sales during the period. In a volatile market environment, many consumers decided to make bulk purchases and lower prices, which benefited Costco.

Top Individual Detractors

The most significant detractor from performance was consumer discretionary stock McDonald’s Corp. The fast food chain declined partly due to a decrease in sales in Asian markets, including Japan and China. The recession in Europe also negatively impacted McDonald’s, as did increased competition between fast food restaurants. Also detracting from performance were information technology stocks Facebook, Inc. and Juniper Neworks, Inc. Social media firm Facebook faced concerns around how best to deliver effective advertising to mobile devices and monetize its significant network of users. Juniper is a producer of computer networking gear that reduced gross margin targets as management reported newer products would need additional time to become profitable. We exited our positions in both Facebook and Juniper by period end.

3	OPPENHEIMER CAPITAL APPRECIATION FUND/VA

FUND PERFORMANCE DISCUSSION Continued

Strategy & Outlook

Looking forward, we expect to see significantly greater differentiation in valuations to occur in the equity market with better valuations awarded to companies with high quality earnings. We employ a disciplined investment process that combines strategic, top-down sector analysis with bottom-up fundamental research. We continue to focus on companies with consistent revenue and earnings growth, which we believe will be beneficial as investors seek to invest in companies with the brightest prospects.

Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The Fund’s prospectus and summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each share class of the Fund held until December 31, 2012. Performance is measured over a ten-fiscal-year period for both Classes. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

The Fund’s performance is compared to the performance of the S&P 500 Index, an index of large-capitalization equity securities that is a measure of the general domestic stock market, and the Russell 1000 Growth Index, an index of 1,000 U.S. large cap growth stocks. The indices are unmanaged and cannot be purchased directly by investors. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices.

4	OPPENHEIMER CAPITAL APPRECIATION FUND/VA

Non-Service Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:

Average Annual Total Returns of Non-Service Shares of the Fund at 12/31/12

1-Year  14.12%    5-Year  -0.57%    10-Year   5.83%

Service Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:

Average Annual Total Returns of Service Shares of the Fund at 12/31/12

1-Year  13.81%    5-Year  -0.82%    10-Year   5.57%

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

5	OPPENHEIMER CAPITAL APPRECIATION FUND/VA

FUND EXPENSES

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2012.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During 6 Months Ended December 31, 2012
Non-Service shares	$1,000.00	$1,054.30	$4.14
Service shares	1,000.00	1,053.00	5.43

Hypothetical (5% return before expenses)
Non-Service shares	1,000 .00	1,021 .11	4 .07
Service shares	1,000 .00	1,019 .86	5 .35

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended December 31, 2012 are as follows:

Class	Expense Ratios
Class Non-Service	0.80%
Class Service	1.05

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

6	OPPENHEIMER CAPITAL APPRECIATION FUND/VA

STATEMENT OF INVESTMENTS    December 31, 2012

	Shares	Value
Common Stocks—98.2%
Consumer Discretionary—14.9%
Auto Components—0.9%
Johnson Controls, Inc.	288,870	$8,868,309
Hotels, Restaurants & Leisure—3.2%
McDonald’s Corp.	224,160	19,773,154
Yum! Brands, Inc.	157,470	10,456,008

		30,229,162
Internet & Catalog Retail—1.4%
Amazon.com, Inc.[1]	51,214	12,861,884
Media—2.0%
Walt Disney Co. (The)	368,580	18,351,598
Specialty Retail—3.9%
O’Reilly Automotive, Inc.[1]	169,160	15,126,287
Tiffany & Co.	131,920	7,564,293
TJX Cos., Inc. (The)	327,010	13,881,574

		36,572,154
Textiles, Apparel & Luxury Goods—3.5%
Coach, Inc.	198,140	10,998,751
Nike, Inc., Cl. B	269,260	13,893,816
Ralph Lauren Corp., Cl. A	53,270	7,986,238

		32,878,805
Consumer Staples—12.4%
Beverages—4.4%
Brown-Forman Corp., Cl. B	172,735	10,925,489
Coca-Cola Co. (The)	417,480	15,133,650
SABMiller plc	323,730	15,237,351

		41,296,490
Food & Staples Retailing—2.0%
Costco Wholesale Corp.	189,940	18,760,374
Food Products—2.5%
Mead Johnson Nutrition Co., Cl. A	136,810	9,014,411
Nestle SA	221,324	14,421,812

		23,436,223
Household Products—1.3%
Colgate-Palmolive Co.	119,070	12,447,578
Personal Products—1.1%
Estee Lauder Cos., Inc. (The), Cl. A	170,720	10,219,299
Tobacco—1.1%
Philip Morris International, Inc.	124,170	10,385,579
Energy—10.0%
Energy Equipment & Services—6.5%
Cameron International Corp.[1]	230,080	12,990,317
Ensco plc, Cl. A	220,810	13,089,617
National Oilwell Varco, Inc.	200,990	13,737,666
Oceaneering International, Inc.	77,520	4,169,801
Schlumberger Ltd.	246,280	17,064,741

		61,052,142
Oil, Gas & Consumable Fuels—3.5%
Chevron Corp.	97,550	10,549,057
Concho Resources, Inc.[1]	48,720	3,924,883
Noble Energy, Inc.	124,250	12,641,195
Phillips 66	129,040	6,852,024

		33,967,159
Financials—2.1%
Capital Markets—0.2%
Northern Trust Corp.	28,700	1,439,592
Commercial Banks—0.8%
Standard Chartered plc	301,926	7,653,422
Consumer Finance—1.1%
American Express Co.	180,010	10,346,975
Health Care—12.5%
Biotechnology—2.4%
Alexion Pharmaceuticals, Inc.[1]	65,120	6,108,907
Biogen Idec, Inc.[1]	24,960	3,660,883
Vertex Pharmaceuticals, Inc.[1]	296,630	12,440,662

		22,210,452
Health Care Equipment & Supplies—1.1%
Baxter International, Inc.	156,370	10,423,624
Health Care Technology—1.0%
Cerner Corp.[1]	118,860	9,228,290

	Shares	Value
Life Sciences Tools & Services—0.9%
Mettler-Toledo International, Inc.[1]	45,270	$8,750,691
Pharmaceuticals—7.1%
Allergan, Inc.	182,990	16,785,673
Bristol-Myers Squibb Co.	392,390	12,787,990
Novo Nordisk AS, Cl. B	105,556	17,239,389
Perrigo Co.	76,220	7,929,167
Roche Holding AG	60,926	12,412,143

		67,154,362
Industrials—12.9%
Aerospace & Defense—4.0%
Honeywell International, Inc.	75,780	4,809,757
Precision Castparts Corp.	75,980	14,392,132
TransDigm Group, Inc.	55,580	7,578,889
United Technologies Corp.	137,360	11,264,894

		38,045,672
Electrical Equipment—1.7%
AMETEK, Inc.	63,220	2,375,175
Eaton Corp. plc	146,650	7,948,430
Roper Industries, Inc.	47,160	5,257,397

		15,581,002
Machinery—3.2%
Cummins, Inc.	95,520	10,349,592
Joy Global, Inc.	148,427	9,466,674
Parker Hannifin Corp.	119,570	10,170,624

		29,986,890
Road & Rail—3.4%
J.B. Hunt Transport Services, Inc.	118,710	7,088,174
Kansas City Southern	122,070	10,190,404
Union Pacific Corp.	115,330	14,499,288

		31,777,866
Trading Companies & Distributors—0.6%
W.W. Grainger, Inc.	27,270	5,518,630
Information Technology—28.2%
Communications Equipment—4.1%
QUALCOMM, Inc.	617,890	38,321,538
Computers & Peripherals—7.9%
Apple, Inc.	131,380	70,029,481
SanDisk Corp.[1]	109,010	4,748,476

		74,777,957
Electronic Equipment, Instruments, & Components—0.9%
Corning, Inc.	663,490	8,373,244
Internet Software & Services—5.0%
eBay, Inc.[1]	328,530	16,761,601
Google, Inc., Cl. A1	42,850	30,396,504

		47,158,105
IT Services—3.7%
Fiserv, Inc.[1]	92,030	7,273,131
Teradata Corp.[1]	214,240	13,259,314
Visa, Inc., Cl. A	93,187	14,125,285

		34,657,730
Semiconductors & Semiconductor Equipment—2.8%
Avago Technologies Ltd.	240,420	7,611,697
Broadcom Corp., Cl. A	332,400	11,039,004
Texas Instruments, Inc.	227,960	7,053,082

		25,703,783
Software—3.8%
Intuit, Inc.	180,950	10,766,525
Salesforce.com, Inc.[1]	90,050	15,137,405
VMware, Inc., Cl. A1	107,320	10,103,105

		36,007,035
Materials—5.2%
Chemicals—4.9%
Ecolab, Inc.	176,320	12,677,408
Monsanto Co.	187,850	17,780,002
PPG Industries, Inc.	83,540	11,307,139
Praxair, Inc.	42,342	4,634,332

		46,398,881

7	OPPENHEIMER CAPITAL APPRECIATION FUND/VA

STATEMENT OF INVESTMENTS    Continued

	Shares	Value

Containers & Packaging—0.3%
Crown Holdings, Inc.[1]	76,200	$2,804,922
Total Common Stocks (Cost $628,117,884)		923,647,419
Investment Company—1.2%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.15%[2,3]
(Cost $11,345,499)	11,345,499	11,345,499
Total Investments, at Value (Cost $639,463,383)	99.4%	934,992,918
Assets in Excess of Other Liabilities	0.6	5,355,099
Net Assets	100.0%	$940,348,017

Footnotes to Statement of Investments

1. Non-income producing security.

2. Rate shown is the 7-day yield as of December 31, 2012.

3. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended December 31, 2012, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 30, 2011[a]	Gross Additions	Gross Reductions	Shares December 31, 2012
Oppenheimer Institutional Money Market Fund, Cl. E	8,136,365	146,820,862	143,611,728	11,345,499

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$11,345,499	$10,570

a. December 30, 2011 represents the last business day for the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

8	OPPENHEIMER CAPITAL APPRECIATION FUND/VA

STATEMENT OF  ASSETS AND LIABILITIES

December 31, 2012
Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $628,117,884)	$923,647,419
Affiliated companies (cost $11,345,499)	11,345,499
934,992,918
Cash	6,000
Receivables and other assets:
Shares of beneficial interest sold	5,408,949
Dividends	637,794
Other	52,081
Total assets	941,097,742
Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	428,334
Transfer and shareholder servicing agent fees	81,946
Distribution and service plan fees	74,790
Shareholder communications	69,909
Trustees’ compensation	50,124
Legal, auditing and other professional fees	38,402
Other	6,220
Total liabilities	749,725
Net Assets	$940,348,017
Composition of Net Assets
Par value of shares of beneficial interest	$20,942
Additional paid-in capital	838,216,465
Accumulated net investment income	7,239,493
Accumulated net realized loss on investments and foreign currency transactions	(200,674,766)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	295,545,883
Net Assets	$940,348,017
Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $573,684,032 and 12,732,316 shares of beneficial interest outstanding)	$45.06
Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $366,663,985 and 8,209,628 shares of beneficial interest outstanding)	$44.66

See accompanying Notes to Financial Statements.

9	OPPENHEIMER CAPITAL APPRECIATION FUND/VA

STATEMENT OF  OPERATIONS

For the Year Ended December 31, 2012
Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $229,184)	$17,224,327
Affiliated companies	10,570
Interest	456
Total investment income	17,235,353
Expenses
Management fees	6,753,708
Distribution and service plan fees—Service shares	959,337
Transfer and shareholder servicing agent fees:
Non-Service shares	601,887
Service shares	383,338
Shareholder communications:
Non-Service shares	37,691
Service shares	23,707
Custodian fees and expenses	23,966
Trustees’ compensation	58,058
Administration service fees	1,500
Other	98,134
Total expenses	8,941,326
Less waivers and reimbursements of expenses	(146,459)
Net expenses	8,794,867
Net Investment Income	8,440,486
Realized and Unrealized Gain
Net realized gain on:
Investments from unaffiliated companies	97,129,580
Foreign currency transactions	983,328
Total net realized gain	98,112,908
Net change in unrealized appreciation/depreciation on:
Investments	27,340,044
Translation of assets and liabilities denominated in foreign currencies	820,831
Total net change in unrealized appreciation/depreciation	28,160,875
Net Increase in Net Assets Resulting from Operations	$134,714,269

See accompanying Notes to Financial Statements.

10	OPPENHEIMER CAPITAL APPRECIATION FUND/VA

STATEMENT OF  CHANGES IN NET ASSETS

	Year Ended December 31, 2012	Year Ended December 30, 2011[1]
Operations
Net investment income	$8,440,486	$5,322,690
Net realized gain	98,112,908	59,047,435
Net change in unrealized appreciation/depreciation	28,160,875	(73,931,651)
Net increase (decrease) in net assets resulting from operations	134,714,269	(9,561,526)
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(3,878,051)	(2,685,368)
Service shares	(1,503,957)	(448,818)
	(5,382,008)	(3,134,186)
Beneficial Interest Transactions
Net decrease in net assets resulting from beneficial interest transactions:
Non-Service shares	(144,652,286)	(125,913,455)
Service shares	(57,530,166)	(43,268,026)
	(202,182,452)	(169,181,481)
Net Assets
Total decrease	(72,850,191)	(181,877,193)
Beginning of period	1,013,198,208	1,195,075,401
End of period (including accumulated net investment income of $7,239,493 and $3,993,822, respectively)	$940,348,017	$1,013,198,208

1. December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

11	OPPENHEIMER CAPITAL APPRECIATION FUND/VA

FINANCIAL  HIGHLIGHTS

Non-Service Shares	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008
Per Share Operating Data
Net asset value, beginning of period	$39.75	$40.35	$36.94	$25.67	$47.18
Income (loss) from investment operations:
Net investment income[2]	.42	.23	.11	.09	.10
Net realized and unrealized gain (loss)	5.18	(.69)	3.36	11.27	(21.55)
Total from investment operations	5 .60	(.46)	3.47	11.36	(21.45)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.29)	(.14)	(.06)	(.09)	(.06)
Net asset value, end of period	$45.06	$39.75	$40.35	$36.94	$25.67
Total Return, at Net Asset Value[3]	14.12%	(1.15)%	9.42%	44.52%	(45.52)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$573,684	$637,868	$771,086	$1,074,190	$829,931
Average net assets (in thousands)	$600,121	$713,770	$976,242	$927,670	$1,256,525
Ratios to average net assets:[4]
Net investment income	0.95%	0.57%	0.31%	0.29%	0.25%
Total expenses[5]	0.81%	0.80%	0.79%	0.78%	0.66%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.80%	0.80%	0.79%	0.78%	0.66%
Portfolio turnover rate	28%	27%	58%	46%	67%

1. December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2012	0.81%
Year Ended December 30, 2011	0.80%
Year Ended December 31, 2010	0.79%
Year Ended December 31, 2009	0.78%
Year Ended December 31, 2008	0.66%

See accompanying Notes to Financial Statements.

12	OPPENHEIMER CAPITAL APPRECIATION FUND/VA

Service Shares	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008
Per Share Operating Data
Net asset value, beginning of period	$39.40	$39.99	$36.64	$25.42	$46.78
Income (loss) from investment operations:
Net investment income[2]	0 .31	0 .13	0 .02	0 .01	0.003
Net realized and unrealized gain (loss)	5 .12	(0 .68)	3 .33	11 .21	(21.36)
Total from investment operations	5 .43	(0 .55)	3 .35	11 .22	(21.36)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0 .17)	(0 .04)	0 .00	0 .00[3]	0 .00
Net asset value, end of period	$44.66	$39.40	$39.99	$36.64	$25.42
Total Return, at Net Asset Value[4]	13.81%	(1.37)%	9 .15%	44.15%	(45.66)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$366,664	$375,330	$423,989	$444,170	$313,931
Average net assets (in thousands)	$382,196	$407,413	$427,640	$368,634	$454,558
Ratios to average net assets:[5]
Net investment income	0.71%	0 .32%	0 .06%	0 .03%	0.00%[6]
Total expenses[7]	1 .06%	1 .05%	1 .04%	1 .04%	0.91%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1 .05%	1 .05%	1 .04%	1 .03%	0.91%
Portfolio turnover rate	28%	27%	58%	46%	67%

1. December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2012	1.06%
Year Ended December 30, 2011	1.05%
Year Ended December 31, 2010	1.04%
Year Ended December 31, 2009	1.04%
Year Ended December 31, 2008	0.91%

See accompanying Notes to Financial Statements.

13	OPPENHEIMER CAPITAL APPRECIATION FUND/VA

NOTES TO  FINANCIAL STATEMENTS

1. Significant Accounting Policies

Oppenheimer Capital Appreciation Fund/VA (the “Fund”) is a separate series of Oppenheimer Variable Account Funds, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek capital appreciation by investing in securities of well-known, established companies. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).

The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies consistently followed by the Fund.

Previous Annual Period. The last day of the Fund’s fiscal year was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3,4]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$8,611,856	$—	$197,991,210	$292,722,690

1. As of December 31, 2012, the Fund had $197,794,392 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

14	OPPENHEIMER CAPITAL APPRECIATION FUND/VA

Expiring
2016	$17,161,220
2017	180,633,172

Total	$197,794,392

2. As of December 31, 2012, the Fund had $196,818 of post-October losses available to offset future realized capital gains, if any.

3. During the fiscal year ended December 31, 2012, the Fund utilized $92,201,391 of capital loss carryforward to offset capital gains realized in that fiscal year.

4. During the fiscal year ended December 30, 2011, the Fund utilized $62,322,990 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for December 31, 2012. Net assets of the Fund were unaffected by the reclassifications.

Increase to Accumulated Net Investment Income	Increase to Accumulated Net Realized Loss on Investments
$187,193	$187,193

The tax character of distributions paid during the years ended December 31, 2012 and December 31, 2011 was as follows:

	Year Ended December 31, 2012	Year Ended December 31, 2011
Distributions paid from:
Ordinary income	$5,382,008	$3,134,186

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2012 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$642,286,576

Gross unrealized appreciation	$302,720,369
Gross unrealized depreciation	(9,997,679)

Net unrealized appreciation	$292,722,690

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

15	OPPENHEIMER CAPITAL APPRECIATION FUND/VA

NOTES TO  FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

16	OPPENHEIMER CAPITAL APPRECIATION FUND/VA

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of December 31, 2012 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$139,761,912	$—	$—	$139,761,912
Consumer Staples	101,308,192	15,237,351	—	116,545,543
Energy	95,019,301	—	—	95,019,301
Financials	11,786,567	7,653,422	—	19,439,989
Health Care	88,115,887	29,651,532	—	117,767,419
Industrials	120,910,060	—	—	120,910,060
Information Technology	264,999,392	—	—	264,999,392
Materials	49,203,803	—	—	49,203,803
Investment Company	11,345,499	—	—	11,345,499
Total Assets	$882,450,613	$52,542,305	$—	$934,992,918

17	OPPENHEIMER CAPITAL APPRECIATION FUND/VA

NOTES TO  FINANCIAL STATEMENTS     Continued

2. Securities Valuation (Continued)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 1*	Transfers into Level 2*
Assets Table
Investments, at Value:
Common Stocks
Health Care	$(31,671,984)	31,671,984

Total Assets	$(31,671,984)	$31,671,984

*Transferred from Level 1 to Level 2 because of the absence of a readily available unadjusted quoted market price due to a significant event occurring before the Fund’s assets were valued but after the close of the securities’ respective exchanges

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2012		Year Ended December 30, 2011
	Shares	Amount	Shares	Amount
Non-Service Shares
Sold	816,576	$35,841,126	1,249,985	$50,511,923
Dividends and/or distributions reinvested	89,832	3,878,051	63,634	2,685,368
Redeemed	(4,220,005)	(184,371,463)	(4,379,711)	(179,110,746)

Net decrease	(3,313,597)	$(144,652,286)	(3,066,092)	$(125,913,455)

Service Shares
Sold	333,716	$14,458,725	696,209	$28,336,802
Dividends and/or distributions reinvested	35,098	1,503,957	10,709	448,818
Redeemed	(1,685,918)	(73,492,848)	(1,782,789)	(72,053,646)

Net decrease	(1,317,104)	$(57,530,166)	(1,075,871)	$(43,268,026)

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended December 31, 2012, were as follows:

	Purchases	Sales
Investment securities	$270,674,126	$475,599,143

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Over $800 million	0.60

Administrative Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. For the year ended December 31, 2012, the Fund paid $990,201 to OFS for services to the Fund.

18	OPPENHEIMER CAPITAL APPRECIATION FUND/VA

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) in accordance with Rule 12b-1 under the Investment Company Act of 1940 for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.80% for Non-Service shares and 1.05% for Service shares. During the year ended December 31, 2012, the Manager waived fees and/or reimbursed the Fund $82,427 and $58,608 for Non-Service and Service shares, respectively.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended December 31, 2012, the Manager waived fees and/or reimbursed the Fund $5,424 for IMMF management fees.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

19	OPPENHEIMER CAPITAL APPRECIATION FUND/VA

NOTES TO  FINANCIAL STATEMENTS    Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

The effect of derivative instruments on the Statement of Operations is as follows:

Amounts of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Foreign currency transactions
Foreign exchange contracts	$44,941

Foreign Currency Exchange Contracts

The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.

The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for or sell currencies to acquire related foreign securities purchase and sale transactions, respectively, or to convert foreign currencies to U.S. dollars from related foreign securities transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

During the year ended December 31, 2012, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $28,870 and $482,486, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.

As of December 31, 2012, the Fund had no outstanding forward contracts.

7. Subsequent Event

The Board of Trustees of the Fund recently approved a series of modifications to the Fund’s investment advisory and transfer agency arrangements in connection with internal corporate restructuring efforts at OppenheimerFunds, Inc. (“OFI”). As a result of these modifications, on January 1, 2013 (the “Effective Date”), OFI Global Asset Management, Inc. (“OFI Global”), a wholly-owned subsidiary of OFI, became the investment adviser and transfer agent to the Fund under the terms of the Fund’s advisory agreement and transfer agency agreement, respectively. OFI Global, in turn, entered into a new sub-advisory agreement for the Fund, on the Effective Date, whereby OFI Global will have oversight and supervisory responsibilities and OFI will choose the Fund’s investments and provide related advisory services to the Fund. In addition, on the Effective Date, OFI Global entered into a sub-transfer agency agreement with Shareholder Services, Inc. doing business as OppenheimerFunds Services, a wholly-owned subsidiary of OFI, under which it will be responsible for providing transfer agency services to the Fund.

The realignment of advisory service responsibility between OFI Global and OFI did not result in any change in the persons managing the assets of the Fund, the level or nature of the advisory services provided to the Fund, or the fees charged to the Fund.

8. Pending Litigation

Since 2009, a number of class action lawsuits have been pending in federal courts against OppenheimerFunds, Inc., the Fund’s Adviser through December 31, 2012 and Sub-Adviser effective January 1, 2013 (the “Manager”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant

20	OPPENHEIMER CAPITAL APPRECIATION FUND/VA

Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against the Manager and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

The Manager believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

21	OPPENHEIMER CAPITAL APPRECIATION FUND/VA

REPORT OF  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Variable Account Funds:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Capital Appreciation Securities Fund/VA (a separate series of Oppenheimer Variable Account Funds), including the statement of investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights of Oppenheimer Capital Appreciation Fund/VA for the year ended December 31, 2008 were audited by other auditors whose report dated February 11, 2009 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Capital Appreciation Fund/VA as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

February 19, 2013

22	OPPENHEIMER CAPITAL APPRECIATION FUND/VA

FEDERAL INCOME TAX INFORMATION    Unaudited

In early 2013, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2012.

Dividends, if any, paid by the Fund during the fiscal year ended December 31, 2012 which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 100% to arrive at the amount eligible for the corporate dividend-received deduction.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

23	OPPENHEIMER CAPITAL APPRECIATION FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT

ADVISORY AGREEMENT    Unaudited

Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio manager and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Julie Van Cleave, the portfolio manager for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.

Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other large-cap growth funds underlying variable insurance products. The Board noted that the Fund outperformed its performance universe median during the one-year period, performed in line with its performance universe median during the three-year period but underperformed its performance universe median during the five- and ten-year periods. The Board noted the change in portfolio management of the Fund effective April 26, 2010 and considered the Fund’s recent improved performance.

Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other large-cap growth funds underlying variable insurance products. In reviewing the fees and expenses charged to the VA funds, the Board considered the Manager’s assertion that, because there is much greater disparity in the fees and services that may be provided by a manager to a VA fund as opposed to a retail fund, when comparing the expenses of the various VA funds to those of retail funds, it is most appropriate to focus on total expenses (rather than on the management fees). Accordingly, while the Board reviewed and considered all expenses, it focused on total expenses. The Board considered that the Fund’s actual management fees and total expenses were higher than its expense group median and expense group average. The Board also considered that the Manager has voluntarily agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit total annual fund operating expenses after any fee waiver and/or expense reimbursement (excluding (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; (iii) certain other expenses attributable to, and incurred as a result of, a Fund’s investments; and (iv) other extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Fund’s business) to annual rates of 0.80% for Non-Service Shares and 1.05% for Service Shares as calculated on the daily net assets of the Fund. This waiver and/or reimbursement may be amended or withdrawn at any time without prior notice to shareholders.

Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

24	OPPENHEIMER CAPITAL APPRECIATION FUND/VA

Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement. In addition, the Board, including a majority of the Independent Trustees, approved the restructuring of the Fund’s investment advisory arrangement so that effective January 1, 2013, (i) OFI Global Asset Management, Inc. (“OFI Global”), a wholly owned subsidiary of the Manager, will serve as the investment adviser to the Fund in place of the Manager under a Restated Advisory Agreement (“Restated Advisory Agreement”), and (ii) OFI Global will enter into a Sub-Advisory Agreement (“Sub-Advisory Agreement”) with the Manager to provide investment sub-advisory services to the Fund. OFI Global will pay the Manager a percentage of the net investment advisory fee (after all applicable waivers have been deducted) that it receives from the Fund. The Agreement will continue until earlier of August 31, 2013 or the effective date of the Restated Advisory Agreement between the Fund and OFI Global. The Restated Advisory Agreement and Sub-Advisory Agreement will continue until August 31, 2013.

In arriving at its decisions, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, Restated Advisory Agreement and Sub-Advisory Agreement, including the management fees, in light of all the surrounding circumstances.

25	OPPENHEIMER CAPITAL APPRECIATION FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS    Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

26	OPPENHEIMER CAPITAL APPRECIATION FUND/VA

TRUSTEES AND OFFICERS BIOS   Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal

Sam Freedman, Chairman of the Board of Trustees (since 2012) and Trustee (since 1996) Age: 72	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Sub-Adviser and with subsidiary or affiliated companies of the Sub-Adviser (until October 1994). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edward L. Cameron, Trustee (since 1999) Age: 74	Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000 – June 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July 1994-June 1998). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Cameron has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 1995) Age: 70	Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Sub-Adviser; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Sub-Adviser), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Trustee (since 2012) Age: 64	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2002) Age: 66	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 36 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2012) Age: 61	Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (and its predecessor firms); Board Chair (2008-Present) and Director (2004-Present), United Educators (insurance company); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee (since 2000) and Chair (since 2010), Newberry Library; Trustee, Mather LifeWays (since 2001); Trustee, BoardSource (2006-2009) and Chicago City Day School (1994-2005). Oversees 36 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Trustee (since 2002) Age: 68	Board of Directors of Opera Colorado Foundation (non-profit organization) (since March 2008); Director of Jones Knowledge, Inc. (2006-2010); Director of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank & Trust (commercial banking) (since August 2003); Director of Colorado UpLIFT (charitable organization) (1986-2010); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of Jones Knowledge, Inc. (2001-July 2004); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991) and Trustee (1984-1999) of Young Presidents Organization. Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

F. William Marshall, Jr., Trustee (since 2000) Age: 70	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996) and MML Series Investment Fund (investment company) (since 1996) and Mass Mutual Premier Funds (investment company) (since January 2012); President and Treasurer of the SIS Funds (private charitable fund) (January 1999 – March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 40 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

27	OPPENHEIMER CAPITAL APPRECIATION FUND/VA

TRUSTEES AND OFFICERS BIOS   Unaudited / Continued

Karen L. Stuckey, Trustee (since 2012) Age: 59	Partner (1990-2012) of PricewaterhouseCoopers LLP (held various positions 1975-1990); Trustee (1992-2006) and member of Executive, Nominating and Audit Committees and Chair of Finance Committee of Lehigh University; and member, Women’s Investment Management Forum since inception. Oversees 36 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Age: 67	Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee, Audit Committee member and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Executive Committee Member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.
INTERESTED TRUSTEE AND OFFICER	The address of Mr. Glavin is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Glavin serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin is an Interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

William F. Glavin, Jr., Trustee, President and Principal Executive Officer (since 2009) Age: 54	Chief Executive Officer of OppenheimerFunds (since January 2013); Director, Chief Executive Officer and President of the Manager (since January 2013); Chairman of the Sub-Adviser (December 2009-December 2012); Chief Executive Officer (January 2009-December 2012) and Director of the Sub-Adviser (since January 2009); President of the Sub-Adviser (May 2009-December 2012); Management Director (since June 2009), President (since December 2009) and Chief Executive Officer (since January 2011) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (since March 2010); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 86 portfolios in the OppenheimerFunds complex.
OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Kotlarz and Gabinet and Mss. Van Cleave and Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Julie Van Cleave, Vice President (since 2010) Age: 53	Vice President of the Sub-Adviser (since April 2010); a Chartered Financial Analyst. Prior to joining the Sub-Adviser, a Managing Director, U.S. Large-Cap Growth Equity, and lead portfolio manager at Deutsche Asset Management (December 2002-February 2009). Prior to 2002, a Managing Director, a portfolio manager and a team leader with Mason Street Advisors, a wholly owned subsidiary of Northwestern Mutual Life. A portfolio manager and officer of 3 portfolios in the OppenheimerFunds complex.

Michael Kotlarz, Vice President (since 2012) Age: 40	Vice President and Senior Research Analyst of the Sub-Adviser (since March 2008). Prior to joining the Sub-Adviser, a Managing Director of Equity Research at Ark Asset Management (March 2000-March 2008). Mr. Kotlarz is a portfolio manager and officer of 3 portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Age: 54	General Counsel of OppenheimerFunds (since January 2013); Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 86 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Age: 39	Senior Vice President of OppenheimerFunds Distributor, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (July 2010-December 2012); Vice President of the Sub-Adviser (January 2003-July 2010); Vice President of OppenheimerFunds Distributor, Inc. (January 2003-July 2010). An officer of 86 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 62	Chief Compliance Officer of OppenheimerFunds (since January 2013); Senior Vice President and Chief Compliance Officer of the Manager (since January 2013); Chief Compliance Officer of OFI SteelPath, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (March 2004-December 2012); Chief Compliance Officer of the Sub-Adviser, OppenheimerFunds Distributor, Inc., OFI Trust Company, OFI Institutional Asset Management, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (June 1983-December 2012). An officer of 86 portfolios in the OppenheimerFunds complex.

28	OPPENHEIMER CAPITAL APPRECIATION FUND/VA

TRUSTEES AND OFFICERS BIOS   Unaudited

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 53	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 86 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.988.8287.

29	OPPENHEIMER CAPITAL APPRECIATION FUND/VA

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OPPENHEIMER  CAPITAL APPRECIATION FUND/VA

A Series of Oppenheimer Variable Account Funds
Manager	OFI Global Asset Management, Inc
Sub-Adviser	OppenheimerFunds, Inc.
Distributor	OppenheimerFunds Distributor, Inc.
Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.
Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services
Independent Registered Public Accounting Firm	KPMG LLP
Counsel	K&L Gates LLP

Before investing, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

©2013 OppenheimerFunds, Inc. All rights reserved.

December 31, 2012

Oppenheimer Core Bond Fund/VA A Series of Oppenheimer Variable Account Funds	Annual Report

ANNUAL REPORT

Fund Allocations

Fund Performance Discussion

Financial Statements

OPPENHEIMER CORE BOND FUND/VA

Portfolio Managers: Krishna Memani and Peter A. Strzalkowski, CFA

Average Annual Total Returns For the Periods Ended 12/31/12

	1-Year	5-Year	10-Year
Non-Service Shares	10.29%	–2.33%	1.22%
Service Shares	10.17	–2.54	0.97

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

Corporate Bonds & Notes—Top Ten Industries
Oil, Gas & Consumable Fuels	4.0%
Capital Markets	3.5
Insurance	3.1
Commercial Banks	3.1
Media	2.6
Diversified Telecommunication Services	2.2
Diversified Financial Services	2.0
Real Estate Investment Trusts (REITs)	1.6
Specialty Retail	1.4
Metals & Mining	1.3

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2012, and are based on net assets.

Credit Rating Breakdown	NRSRO Only Total
AAA	54.7%
AA	2.6
A	7.7
BBB	24.3
BB	6.1
B	0.3
CCC	2.7
CC	0.5
D	0.8
Unrated	0.1
Other Securities	0.2
Total	100.0%

The percentages above are based on the market value of the Fund’s securities as of December 31, 2012, and are subject to change. Except for securities labeled “Unrated” and except for certain securities issued or guaranteed by a foreign sovereign, all securities have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), such as Standard & Poor’s (“S&P”). For securities rated only by an NRSRO other than S&P, OppenheimerFunds, Inc. converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest S&P equivalent rating is used. Unrated securities issued or guaranteed by a foreign sovereign are assigned a credit rating equal to the highest NRSRO rating assigned to that foreign sovereign. Fund assets invested in Oppenheimer Institutional Money Market Fund are assigned that fund’s S&P rating, which is currently AAA. For the purposes of this table, “investment-grade” securities are securities rated within the NRSROs’ four highest rating categories (AAA, AA, A and BBB). Unrated securities do not necessarily indicate low credit quality, and may or may not be the equivalent of investment-grade. Please consult the Fund’s prospectus and Statement of Additional Information for further information.

2	OPPENHEIMER CORE BOND FUND/VA

FUND PERFORMANCE DISCUSSION

The Fund’s Non-Service shares produced a total return of 10.29% during the one-year period ended December 31, 2012. On a relative basis, the Fund outperformed the Barclays Capital U.S. Aggregate Bond Index, the Barclays Capital Credit Index and the Citigroup Broad Investment Grade Bond Index, which returned 4.22%, 9.37% and 4.23%, respectively. The Fund’s focus on positions that can potentially boost income above that of the benchmarks benefited performance this period.

Economic and Market Environment

Higher-yielding fixed-income securities and domestic equities generally produced positive returns this period. The period began during a time of improved market sentiment in which the United States managed to avoid a return to recession and European policymakers appeared to take steps to address the region’s sovereign debt and banking sector crises. Renewed investor optimism helped produce gains in the U.S. risk markets as well as across a number of international markets over the first three months of 2012. The rebound gained momentum after the European Central Bank (the “ECB”) implemented dual Long-Term Refinancing Operations (“LTROs”) to enhance liquidity for troubled banks and reduce rates on newly issued sovereign debt securities.

The second quarter was more volatile for the markets. In the U.S., slower than expected first quarter growth contributed to a sell-off in the U.S. markets. Consumer confidence dropped as U.S. unemployment figures ticked slightly upwards after showing signs of improvement from the recession highs. The fear of contagion from the worsening European sovereign debt crisis and a recession across much of Europe drove negative market sentiment, particularly over May and June.

In the second half of the period, the risk markets resumed an upward trend as certain events appeared to help calm market jitters. Investors had been deeply concerned about the possibility of Greece pulling out of the euro and its ramifications for the future of the Eurozone and its common currency. The results of elections in Greece and continued efforts by European policymakers to stabilize the situation in the region made far less likely the imminent fracturing of the Eurozone and the serious consequences that might have for the euro.

The markets responded positively to Central Banks continued efforts to stimulate economic growth. Following the dual LTROs, further action was taken, as the ECB committed to potentially unlimited bond purchases to ease financing pressure on countries like Spain and Italy. Under the plan, these and other members of the European Union (excluding Greece) would be able to maintain access to funding at sustainable interest rates, on the condition that they continue with strict reform programs.

In the U.S., the Federal Reserve (the “Fed”) introduced a third round of quantitative easing (“QE3”), under which it announced plans to purchase mortgage-backed bonds on a monthly basis until the labor market shows signs of substantial improvement. While these actions and a last minute temporary resolution of the so-called fiscal cliff enacted by the U.S. Congress largely prevented the markets from trading in negative territory in the final quarter, a number of concerns throughout the globe remained and presented the possibility for future market volatility.

Fund Review

The Fund’s continued favoring of spread products, particularly mortgage-backed obligations, over government debt contributed to its positive performance this period. Among mortgage-backed obligations, the Fund’s allocation to residential mortgage-backed securities, commercial mortgage-backed securities and asset-backed securities, all contributed positively to performance. These securities benefited from an ongoing recovery in housing in addition to the stabilization of commercial real estate. The Fund also received positive contributions from investment grade corporate bonds and high yield debt.

While our focus on spread products over government debt benefited Fund performance this period, U.S. Treasuries did produce positive returns, and so our limited exposure to them was the primary detractor from relative performance. Separately, the Fund held a neutral view of interest rates relative to the Barclays Capital U.S. Aggregate Bond Index.

3	OPPENHEIMER CORE BOND FUND/VA

FUND PERFORMANCE DISCUSSION

Outlook

The markets in the U.S. may continue to see some volatility given the ongoing debate on the deficit, spending and taxes. However, markets seemed to welcome the actions taken by the Fed and other Central Banks this period and we believe that the Fed will continue to respond to any downdraft in the domestic economy. We believe these stimulative measures have the potential to have a positive effect on economies and animal spirits globally, and look for the U.S. to continue to grow at a slow to moderate rate. Such a macro environment is behind our bias to overweight domestic spread product at the expense of low-yielding U.S. Treasuries.

Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The Fund’s prospectus and summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each share class of the Fund held until December 31, 2012. Performance is measured over a ten-fiscal-year period for both Classes. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

The Fund’s performance is compared to the performance of the Citigroup Broad Investment Grade Bond Index, an index of institutionally traded U.S. Treasury Bonds, government-sponsored bonds, mortgage-backed securities and corporate securities; the Barclays Capital U.S. Aggregate Bond Index, an index of U.S. corporate and government bonds, and the Barclays Capital Credit Index, an index of non-convertible U.S. investment grade corporate bonds. The indices are unmanaged and cannot be purchased directly by investors. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices.

4	OPPENHEIMER CORE BOND FUND/VA

FUND PERFORMANCE DISCUSSION

Non-Service Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:

Average Annual Total Returns of Non-Service Shares of the Fund at 12/31/12

1-Year  10.29%      5-Year  –2.33%       10-Year  1.22%

Service Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:

Average Annual Total Returns of Service Shares of the Fund at 12/31/12

1-Year  10.17%      5-Year  –2.54%       10-Year  0.97%

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

5	OPPENHEIMER CORE BOND FUND/VA

FUND EXPENSES

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2012.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During 6 Months Ended December 31, 2012
Non-Service Shares	$1,000.00	$1,050.90	$3.93
Service Shares	1,000.00	1,051.50	5.22

Hypothetical (5% return before expenses)
Non-Service Shares	1,000.00	1,021.32	3.87
Service Shares	1,000.00	1,020.06	5.14

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended December 31, 2012 are as follows:

Class	Expense Ratios
Non-Service shares	0.76%
Service shares	1.01

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

6	OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS    December 31, 2012

	Principal Amount	Value

Asset-Backed Securities—10.5%
AESOP Funding II LLC, Automobile Receivables Nts., Series 2011-1A, Cl. A, 1.85%, 11/20/13[1]	$235,000	$237,372
Ally Master Owner Trust, Asset-Backed Nts., Series 2012-2, Cl. A, 0.709%, 3/15/16[2]	515,000	515,408
American Credit Acceptance Receivables Trust 2012-2, Automobile Receivables-Backed Nts., Series 2012-2, Cl. A, 1.89%, 7/15/16[1]	462,904	465,064
American Credit Acceptance Receivables Trust 2012-3, Automobile Receivable Nts.: Series 2012-3, Cl. A, 1.64%, 11/15/16[1]	185,000	185,091
Series 2012-3, Cl. C, 2.78%, 9/17/18[1]	90,000	90,045
AmeriCredit Automobile Receivables Trust 2010-1, Automobile Receivables-Backed Nts., Series 2010-1, Cl. D, 6.65%, 7/17/17	300,000	319,183
AmeriCredit Automobile Receivables Trust 2010-2, Automobile Receivables-Backed Nts.: Series 2010-2, Cl. C, 4.52%, 10/8/15	430,000	445,490
Series 2010-2, Cl. D, 6.24%, 6/8/16	275,000	296,289
AmeriCredit Automobile Receivables Trust 2011-1, Automobile Receivables-Backed Nts., Series 2011-1, Cl. D, 4.26%, 2/8/17	120,000	127,695
AmeriCredit Automobile Receivables Trust 2011-2, Automobile Receivables-Backed Nts.: Series 2011-2, Cl. B, 2.33%, 3/8/16	440,000	447,728
Series 2011-2, Cl. D, 4%, 5/8/17	525,000	553,254
AmeriCredit Automobile Receivables Trust 2011-4, Automobile Receivables-Backed Nts., Series 2011-4, Cl. D, 4.08%, 7/10/17	650,000	683,199
AmeriCredit Automobile Receivables Trust 2011-5, Automobile Receivables-Backed Nts., Series 2011-5, Cl. D, 5.05%, 12/8/17	435,000	470,785
AmeriCredit Automobile Receivables Trust 2012-1, Automobile Receivables-Backed Nts., Series 2012-1, Cl. D, 4.72%, 3/8/18	425,000	458,520
AmeriCredit Automobile Receivables Trust 2012-2, Automobile Receivables-Backed Nts., Series 2012-2, Cl. D, 3.38%, 4/9/18	695,000	719,957
AmeriCredit Automobile Receivables Trust 2012-5, Automobile Receivables-Backed Nts., Series 2012-5, Cl. D, 2.35%, 12/10/18	365,000	365,043

	Principal Amount	Value

Asset-Backed Securities Continued
Avis Budget Rental Car Funding AESOP LLC, Automobile Receivable Nts.: Series 2010-3A, Cl. A, 4.64%, 5/20/16[1]	$240,000	$259,710
Series 2011-2A, Cl. A, 2.37%, 11/20/14[1]	455,000	466,658
Series 2012-1A, Cl. A, 2.054%, 8/20/16[1]	765,000	784,825
Centre Point Funding LLC, Asset-Backed Nts., Series 2010-1A, Cl. 1, 5.43%, 7/20/15[1]	71,415	76,950
Citibank Credit Card Issuance Trust, Credit Card Receivable Nts., Series 2003-C4, Cl. C4, 5%, 6/10/15	310,000	315,674
Citibank Omni Master Trust, Credit Card Receivables Nts., Series 2009-A17, Cl. A17, 4.90%, 11/15/18[1]	365,000	393,910
CPS Auto Trust, Automobile Receivable Nts.: Series 2012-B, Cl. A, 3.09%, 9/1/19[1]	516,975	519,089
Series 2012-C, Cl. A, 1.82%, 12/16/19[1]	178,911	179,048
Credit Acceptance Auto Loan Trust, Automobile Receivable Nts.: Series 2012-1A, Cl. A, 2.20%, 9/16/19[1]	260,000	261,617
Series 2012-2A, Cl. A, 1.52%, 3/15/20[1]	155,000	155,135
Series 2012-2A, Cl. B, 2.21%, 9/15/20[1]	80,000	80,934
DSC Floorplan Master Owner Trust, Automobile Receivable Nts., Series 2011-1, Cl. A, 3.91%, 3/15/16	400,000	408,068
DT Auto Owner Trust 2010-1A, Automobile Receivable Nts., Series 2010-1A, Cl. D, 5.92%, 9/15/16[1]	310,000	312,418
DT Auto Owner Trust 2011-1A, Automobile Receivable Nts., Series 2011-1A, Cl. C, 3.05%, 8/15/15[1]	421,882	423,192
DT Auto Owner Trust 2011-2A, Automobile Receivable Nts., Series 2011-2A, Cl. C, 3.05%, 7/15/13[1]	134,000	134,064
DT Auto Owner Trust 2011-3A, Automobile Receivable Nts., Series 2011-3A, Cl. C, 4.03%, 12/15/41[1]	435,000	440,153
DT Auto Owner Trust 2012-1A, Automobile Receivable Nts., Series 2012-1A, Cl. A, 1.05%, 1/15/15[1]	199,644	199,771
DT Auto Owner Trust 2012-2, Automobile Receivable Nts.: Series 2012-2, Cl. C, 2.72%, 4/17/17[1]	55,000	55,147
Series 2012-2, Cl. D, 4.35%, 3/15/19[1]	130,000	131,959
Enterprise Fleet Financing LLC, Automobile Receivable Nts., Series 2012-2, Cl. A2, 0.72%, 11/20/17[1,2]	60,000	60,045
Exeter Automobile Receivables Trust, Automobile Receivable Nts.: Series 2012-1A, Cl. A, 2.02%, 8/15/16[1]	208,149	209,725

7	OPPENHEIMER CORE BOND FUND/VA

	Principal Amount	Value

Asset-Backed Securities Continued
Exeter Automobile Receivables Trust, Automobile Receivable Nts.: Continued
Series 2012-2A, Cl. A, 1.30%, 6/15/17[1]	$224,455	$225,218
Series 2012-2A, Cl. B, 2.22%, 12/15/17[1]	205,000	208,026
First Investors Auto Owner Trust 2011-1, Automobile Receivable Nts., Series 2011-1, Cl. A2, 1.47%, 3/16/15	59,178	59,183
Ford Credit Floorplan Master Owner Trust, Automobile Receivable Nts., Series 2012-1, Cl. C, 1.709%, 1/15/16[2]	200,000	201,106
Hertz Vehicle Financing LLC, Automobile Receivable Nts., Series 2010-1A, Cl. A1, 2.60%, 2/25/15[1]	1,015,000	1,034,693
Santander Drive Auto Receivables Trust 2010-3, Automobile Receivables Nts., Series 2010-3, Cl. C, 3.06%, 11/15/17	485,000	501,107
Santander Drive Auto Receivables Trust 2010-B, Automobile Receivables Nts., Series 2010-B, Cl. C, 3.02%, 10/17/16[1]	470,000	478,828
Santander Drive Auto Receivables Trust 2011-1, Automobile Receivables Nts., Series 2011-1, Cl. D, 4.01%, 2/15/17	465,000	485,973
Santander Drive Auto Receivables Trust 2011-4, Automobile Receivables Nts., Series 2011-4, Cl. B, 2.90%, 5/16/16	180,000	184,654
Santander Drive Auto Receivables Trust 2011-S1A, Automobile Receivables Nts., Series 2011-S1A, Cl. D, 3.10%, 5/15/17[1]	269,032	269,831
Santander Drive Auto Receivables Trust 2011-S2A, Automobile Receivables Nts., Series 2011-S2A, Cl. D, 3.35%, 6/15/17[3]	217,426	218,594
Santander Drive Auto Receivables Trust 2012-2, Automobile Receivables Nts., Series 2012-2, Cl. D, 3.87%, 2/15/18	545,000	571,941
Santander Drive Auto Receivables Trust 2012-4, Automobile Receivables Nts.: Series 2012-4, Cl. A3, 1.04%, 8/15/16	330,000	332,274
Series 2012-4, Cl. D, 3.50%, 6/15/18	120,000	124,926
Santander Drive Auto Receivables Trust 2012-5, Automobile Receivables Nts., Series 2012-5, Cl. D, 3.30%, 9/17/18	235,000	242,327

	Principal Amount	Value

Asset-Backed Securities Continued
Santander Drive Auto Receivables Trust 2012-6, Automobile Receivables Nts., Series 2012-6, Cl. D, 2.52%, 10/15/18	$230,000	$230,084
SNAAC Auto Receivables Trust, Automobile Receivable Nts., Series 2012-1A, Cl. A, 1.78%, 6/15/16[1]	222,863	223,888
United Auto Credit Securitization Trust 2012-1, Automobile Receivables Nts.: Series 2012-1, Cl. A2, 1.10%, 3/16/15	155,000	155,078
Series 2012-1, Cl. B, 1.87%, 9/15/15	265,000	265,222
Series 2012-1, Cl. C, 2.52%, 3/15/16	190,000	190,154
Series 2012-1, Cl. D, 3.12%, 3/15/18	135,000	135,134
Westlake Automobile Receivables Trust 2012-1, Automobile Receivable Nts., Series 2012-1, Cl. D, 1.03%, 6/16/14[2,3]	155,000	155,164
Wheels SPV LLC, Asset-Backed Nts., Series 2012-1, Cl. A2, 1.19%, 3/20/21[1]	260,000	261,881
World Financial Network Credit Card Master Note Trust, Credit Card Receivables, Series 2012-B, Cl. A, 1.76%, 5/17/21	185,000	187,267
Total Asset-Backed Securities (Cost $18,921,903)		19,190,768
Mortgage-Backed Obligations—60.5%
Government Agency—48.5%
FHLMC/FNMA/FHLB/Sponsored—48.0%
Federal Home Loan Mortgage Corp.: 3.50%, 1/1/43[4]	1,430,000	1,521,051
5%, 12/15/34	12,363	13,428
5.50%, 9/1/39	1,009,850	1,102,502
6%, 5/15/18-10/15/29	1,833,415	1,999,694
6.50%, 4/15/18-4/1/34	439,010	499,005
7%, 8/15/16-10/1/37	498,922	584,503
8%, 4/1/16	106,908	114,355
9%, 8/1/22-5/1/25	47,794	55,138
10.50%, 11/14/20	2,344	2,842
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: Series 151, Cl. F, 9%, 5/15/21	12,115	13,904
Series 1674, Cl. Z, 6.75%, 2/15/24	37,686	42,843
Series 2006-11, Cl. PS, 23.798%, 3/25/36[2]	267,794	392,828
Series 2034, Cl. Z, 6.50%, 2/15/28	4,564	5,233
Series 2042, Cl. N, 6.50%, 3/15/28	11,759	13,476
Series 2043, Cl. ZP, 6.50%, 4/15/28	531,612	612,942
Series 2046, Cl. G, 6.50%, 4/15/28	32,782	37,575
Series 2053, Cl. Z, 6.50%, 4/15/28	5,589	6,406
Series 2066, Cl. Z, 6.50%, 6/15/28	589,967	676,978
Series 2195, Cl. LH, 6.50%, 10/15/29	444,805	510,934

8	OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored Continued
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: Continued
Series 2220, Cl. PD, 8%, 3/15/30	$2,280	$2,711
Series 2326, Cl. ZP, 6.50%, 6/15/31	121,775	140,428
Series 2461, Cl. PZ, 6.50%, 6/15/32	592,522	684,434
Series 2470, Cl. LF, 1.209%, 2/15/32[2]	4,919	5,035
Series 2500, Cl. FD, 0.709%, 3/15/32[2]	121,827	123,319
Series 2526, Cl. FE, 0.609%, 6/15/29[2]	170,589	171,939
Series 2538, Cl. F, 0.809%, 12/15/32[2]	555,308	561,434
Series 2551, Cl. FD, 0.609%, 1/15/33[2]	108,574	109,515
Series 2936, Cl. PE, 5%, 2/1/35	69,000	77,185
Series 3025, Cl. SJ, 23.984%, 8/15/35[2]	55,606	82,810
Series 3822, Cl. JA, 5%, 6/1/40	37,116	38,723
Series 3848, Cl. WL, 4%, 4/1/40	56,098	59,802
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security: Series 205, Cl. IO, 14.786%, 9/1/29[5]	15,750	3,587
Series 206, Cl. IO, 0%, 12/1/29[5,6]	202,796	39,408
Series 2074, Cl. S, 57.131%, 7/17/28[5]	3,296	787
Series 2079, Cl. S, 67.651%, 7/17/28[5]	5,861	1,406
Series 2130, Cl. SC, 54.08%, 3/15/29[5]	230,074	55,200
Series 243, Cl. 6, 11.754%, 12/15/32[5]	204,759	43,976
Series 2526, Cl. SE, 39.344%, 6/15/29[5]	7,704	1,837
Series 2796, Cl. SD, 63.242%, 7/15/26[5]	362,050	79,765
Series 2802, Cl. AS, 60.762%, 4/15/33[5]	111,324	4,762
Series 2819, Cl. S, 54.715%, 6/15/34[5]	74,113	16,611
Series 2920, Cl. S, 64.688%, 1/15/35[5]	1,368,786	277,018
Series 2922, Cl. SE, 11.235%, 2/15/35[5]	166,371	39,051
Series 3004, Cl. SB, 99.999%, 7/15/35[5]	74,433	14,576
Series 3201, Cl. SG, 9.837%, 8/15/36[5]	391,208	67,361
Series 3450, Cl. BI, 14.914%, 5/15/38[5]	890,589	135,655
Series 3606, Cl. SN, 9.09%, 12/15/39[5]	231,968	35,620
Series 3662, Cl. SM, 27.282%, 10/15/32[5]	734,994	98,901
Series 3736, Cl. SN, 8.022%, 10/15/40[5]	1,843,128	313,969
Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security, Series 176, Cl. PO, 3.697%, 6/1/26[7]	82,651	72,490
Federal National Mortgage Assn.: 2.50%, 1/1/28[4]	25,510,000	26,681,866
2.833%, 10/1/36[2]	156,261	166,800
3%, 1/1/28-1/1/43[4]	7,305,000	7,670,680
3.50%, 1/1/28-1/1/43[4]	6,960,000	7,415,315
4%, 1/1/43[4]	7,770,000	8,330,897
4.50%, 1/1/28-1/1/43[4]	10,510,000	11,351,475
5%, 2/25/22-7/25/22	10,652	11,548
5.50%, 2/1/35-5/1/36	505,966	556,149
6%, 1/1/43[4]	160,000	174,775
6.50%, 5/25/17-1/1/34	739,880	798,057
7%, 11/1/17-7/25/35	343,124	390,528
7.50%, 1/1/33	9,406	11,425
8.50%, 7/1/32	16,341	20,279

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored Continued
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: Trust 1989-17, Cl. E, 10.40%, 4/25/19	$3,455	$3,617
Trust 1993-87, Cl. Z, 6.50%, 6/25/23	429,778	489,466
Trust 1998-58, Cl. PC, 6.50%, 10/25/28	343,666	394,155
Trust 1998-61, Cl. PL, 6%, 11/25/28	161,000	181,768
Trust 1999-54, Cl. LH, 6.50%, 11/25/29	269,608	308,834
Trust 2001-44, Cl. QC, 6%, 9/25/16	13,035	13,826
Trust 2001-51, Cl. OD, 6.50%, 10/25/31	22,135	25,590
Trust 2001-74, Cl. QE, 6%, 12/25/31	468,678	531,162
Trust 2002-12, Cl. PG, 6%, 3/25/17	6,861	7,376
Trust 2003-28, Cl. KG, 5.50%, 4/25/23	3,799,417	4,179,528
Trust 2004-101, Cl. BG, 5%, 1/25/20	903,844	961,881
Trust 2006-46, Cl. SW, 23.43%, 6/25/36[2]	198,616	290,237
Trust 2006-50, Cl. KS, 23.431%, 6/25/36[2]	290,994	432,540
Trust 2007-109, Cl. NF, 0.76%, 12/25/37[2]	119,223	120,866
Trust 2007-42, Cl. A, 6%, 2/1/33	320,145	328,710
Trust 2009-36, Cl. FA, 1.15%, 6/25/37[2]	397,258	403,400
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: Trust 2001-61, Cl. SH, 31.679%, 11/18/31[5]	17,841	3,919
Trust 2001-63, Cl. SD, 31.866%, 12/18/31[5]	5,910	1,237
Trust 2001-65, Cl. S, 30.677%, 11/25/31[5]	447,621	99,133
Trust 2001-68, Cl. SC, 21.759%, 11/25/31[5]	3,798	797
Trust 2001-78, Cl. JS, 3.929%, 8/25/41[5]	586,967	87,295
Trust 2001-81, Cl. S, 23.898%, 1/25/32[5]	123,610	29,494
Trust 2002-28, Cl. SA, 38.42%, 4/25/32[5]	3,737	836
Trust 2002-38, Cl. SO, 52.174%, 4/25/32[5]	9,479	2,107
Trust 2002-39, Cl. SD, 43.104%, 3/18/32[5]	6,268	1,461
Trust 2002-47, Cl. NS, 34.61%, 4/25/32[5]	371,887	85,737
Trust 2002-48, Cl. S, 33%, 7/25/32[5]	6,015	1,359
Trust 2002-51, Cl. S, 34.839%, 8/25/32[5]	341,394	78,704
Trust 2002-52, Cl. SD, 40.622%, 9/25/32[5]	441,148	102,521
Trust 2002-52, Cl. SL, 36.506%, 9/25/32[5]	3,863	891
Trust 2002-53, Cl. SK, 37.621%, 4/25/32[5]	21,839	5,146
Trust 2002-56, Cl. SN, 34.829%, 7/25/32[5]	8,201	1,854
Trust 2002-60, Cl. SM, 28.56%, 8/25/32[5]	60,226	9,866
Trust 2002-7, Cl. SK, 27.733%, 1/25/32[5]	26,916	4,432
Trust 2002-77, Cl. BS, 22.50%, 12/18/32[5]	36,020	7,412

9	OPPENHEIMER CORE BOND FUND/VA

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored Continued
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: Continued
Trust 2002-77, Cl. IS, 47.917%, 12/18/32[5]	$16,150	$3,854
Trust 2002-77, Cl. JS, 19.338%, 12/18/32[5]	58,085	10,742
Trust 2002-77, Cl. SA, 23.182%, 12/18/32[5]	57,592	10,583
Trust 2002-77, Cl. SH, 35.98%, 12/18/32[5]	178,096	41,199
Trust 2002-84, Cl. SA, 34.794%, 12/25/32[5]	429,047	84,196
Trust 2002-9, Cl. MS, 27.815%, 3/25/32[5]	6,483	1,468
Trust 2002-90, Cl. SN, 29.67%, 8/25/32[5]	30,983	5,071
Trust 2002-90, Cl. SY, 37.055%, 9/25/32[5]	21,473	4,007
Trust 2003-26, Cl. DI, 9.821%, 4/25/33[5]	15,162	3,276
Trust 2003-33, Cl. SP, 29.836%, 5/25/33[5]	449,445	74,327
Trust 2003-4, Cl. S, 29.597%, 2/25/33[5]	288,622	54,086
Trust 2003-89, Cl. XS, 64.179%, 11/25/32[5]	65,942	886
Trust 2004-54, Cl. DS, 49.427%, 11/25/30[5]	314,704	58,695
Trust 2005-12, Cl. SC, 14.172%, 3/25/35[5]	84,527	20,891
Trust 2005-14, Cl. SE, 45.134%, 3/25/35[5]	258,514	40,559
Trust 2005-40, Cl. SA, 55.214%, 5/25/35[5]	711,320	155,012
Trust 2005-40, Cl. SB, 64.711%, 5/25/35[5]	33,292	7,699
Trust 2005-5, Cl. SD, 11.673%, 1/25/35[5]	338,846	53,480
Trust 2005-71, Cl. SA, 60.391%, 8/25/25[5]	806,103	127,344
Trust 2005-93, Cl. SI, 13.557%, 10/25/35[5]	655,338	105,162
Trust 2007-75, Cl. BI, 7.66%, 8/25/37[5]	1,476,015	324,353
Trust 2008-46, Cl. EI, 17.096%, 6/25/38[5]	919,562	141,521
Trust 2008-55, Cl. SA, 12.786%, 7/25/38[5]	107,229	15,631
Trust 2009-8, Cl. BS, 22.648%, 2/25/24[5]	386,600	39,340
Trust 221, Cl. 2, 44.378%, 5/1/23[5]	5,748	1,213
Trust 222, Cl. 2, 26.449%, 6/1/23[5]	614,472	124,050
Trust 252, Cl. 2, 42.023%, 11/1/23[5]	557,481	118,852
Trust 294, Cl. 2, 16.77%, 2/1/28[5]	63,248	10,955
Trust 301, Cl. 2, 1.394%, 4/1/29[5]	6,326	1,477
Trust 303, Cl. IO, 9.147%, 11/1/29[5]	100,047	19,683
Trust 320, Cl. 2, 10.454%, 4/1/32[5]	426,996	78,382
Trust 321, Cl. 2, 1.186%, 4/1/32[5]	1,283,582	200,151
Trust 324, Cl. 2, 0%, 7/1/32[5,6]	13,111	2,011
Trust 331, Cl. 5, 0%, 2/1/33[5,6]	18,558	3,636
Trust 331, Cl. 9, 6.955%, 2/1/33[5]	365,614	57,273
Trust 334, Cl. 12, 0%, 2/1/33[5,6]	32,437	6,023
Trust 334, Cl. 17, 14.051%, 2/1/33[5]	253,879	58,753
Trust 339, Cl. 12, 0.605%, 7/1/33[5]	474,012	84,021
Trust 339, Cl. 7, 0%, 7/1/33[5,6]	1,032,580	143,819
Trust 343, Cl. 13, 0.847%, 9/1/33[5]	433,651	60,084
Trust 343, Cl. 18, 0%, 5/1/34[5,6]	120,065	16,907

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored Continued
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: Continued
Trust 345, Cl. 9, 0%, 1/1/34[5,6]	$358,493	$44,035
Trust 351, Cl. 10, 2.407%, 4/1/34[5]	162,743	22,750
Trust 351, Cl. 8, 0%, 4/1/34[5,6]	262,352	38,715
Trust 356, Cl. 10, 0%, 6/1/35[5,6]	202,709	28,617
Trust 356, Cl. 12, 0%, 2/1/35[5,6]	99,217	13,818
Trust 362, Cl. 13, 0%, 8/1/35[5,6]	370,494	55,698
Trust 364, Cl. 15, 0%, 9/1/35[5,6]	21,303	3,022
Trust 364, Cl. 16, 0%, 9/1/35[5,6]	421,735	60,114
Trust 365, Cl. 16, 15.886%, 3/1/36[5]	676,810	98,010
Federal National Mortgage Assn.,
Principal-Only Stripped
Mtg.-Backed Security,
Trust 1993-184, Cl. M, 4.236%, 9/25/23[7]	192,219	176,047

		87,253,401
GNMA/Guaranteed—0.5%
Government National Mortgage Assn.: 7%, 12/29/23-3/15/26	17,300	20,422
8.50%, 8/1/17-12/15/17	66,720	71,403
Government National
Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates: Series 1999-32, Cl. ZB, 8%, 9/16/29	63,370	77,394
Series 2000-7, Cl. Z, 8%, 1/16/30	25,228	30,481
Government National Mortgage
Assn., Interest-Only Stripped Mtg.-Backed Security: Series 1998-19, Cl. SB, 67.193%, 7/16/28[5]	12,803	3,207
Series 2001-21, Cl. SB, 82.28%, 1/16/27[5]	456,401	89,890
Series 2002-15, Cl. SM, 71.344%, 2/16/32[5]	465,687	104,310
Series 2004-11, Cl. SM, 71.621%, 1/17/30[5]	376,783	98,788
Series 2007-17, Cl. AI, 21.583%, 4/16/37[5]	144,735	36,385
Series 2011-52, Cl. HS, 11.748%, 4/16/41[5]	942,919	263,392

		795,672
Non-Agency—12.0%
Commercial—7.3%
Asset Securitization Corp., Commercial Interest-Only Stripped Mtg.-Backed Security, Series 1997-D4, Cl. PS1,
4.432%, 4/14/29[5]	2,668,456	107,469

10	OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value

Commercial Continued
Banc of America Commercial Mortgage Trust 2006-6,
Commercial Mtg. Pass-Through Certificates, Series 2006-6, Cl. AM,
5.39%, 10/1/45	$425,000	$463,902
Bear Stearns Commercial Mortgage Securities Trust 2007-PWR17,
Commercial Mtg. Pass-Through Certificates, Series 2007-PWR17, Cl. AM,
5.89%, 6/1/50[2]	440,000	501,268
Capital Lease Funding Securitization LP, Interest-Only Corporate-Backed Pass-Through Certificates, Series 1997-CTL1, 99.999%, 6/15/24[1,5]	2,358,651	112,612
CFCRE Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2011-C1, Cl. A1, 1.871%, 4/1/44[1]	108,948	110,951
CHL Mortgage Pass-Through Trust 2005-17, Mtg. Pass-Through Certificates, Series 2005-17, Cl. 1A8, 5.50%, 9/1/35	54,476	55,635
CHL Mortgage Pass-Through Trust 2007-J3, Mtg. Pass-Through Certificates, Series 2007-J3, Cl. A9, 6%, 7/1/37	240,346	196,884
Citigroup Commercial Mortgage Trust 2008-C7, Commercial Mtg. Pass-Through Certificates, Series 2008-C7, Cl. AM, 6.06%, 12/1/49[2]	410,000	461,298
Citigroup, Inc./Deutsche Bank 2007-CD4 Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates: Series 2007-CD4, Cl. A2B, 5.205%, 12/11/49	80,713	81,915
Series 2007-CD4, Cl. A4, 5.322%, 12/1/49	875,000	1,007,437
CSMC Mortgage-Backed Trust 2006-C1, Mtg. Pass-Through Certificates, Series 2006-C1, Cl. AJ, 5.409%, 2/1/39[2]	275,000	292,648
Deutsche Mortgage & Asset Receiving, Commercial Mtg. Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security: Series 2012-CR5, Cl. XA, 3.239%, 12/1/45[5]	2,840,000	351,242
Series 2010-C1, Cl. XPA, 5.006%, 9/1/20[1,5]	4,210,900	247,845

	Principal Amount	Value

Commercial Continued
First Horizon Alternative Mortgage Securities Trust 2004-FA2, Mtg. Pass-Through Certificates, Series 2004-FA2, Cl. 3A1, 6%, 1/25/35	$426,544	$436,886
First Horizon Alternative Mortgage Securities Trust 2007-FA2, Mtg. Pass-Through Certificates, Series 2007-FA2, Cl. 1A1, 5.50%, 4/25/37	268,339	192,048
GS Mortgage Securities Corp. II, Commercial Mtg. Obligations, Series 2011-GC3, Cl. A1, 2.331%, 3/1/44	273,087	280,147
GS Mortgage Securities Trust 2006-GG6, Commercial Mtg. Pass-Through Certificates, Series 2006-GG6, Cl. AM, 5.622%, 4/1/38	420,274	464,523
GSR Mortgage Loan Trust 2005-AR4, Mtg. Pass-Through Certificates, Series 2005-AR4, Cl. 6A1, 5.25%, 7/1/35	292,522	290,266
IndyMac Index Mortgage Loan Trust 2005-AR23, Mtg. Pass-Through Certificates, Series 2005-AR23, Cl. 6A1, 4.931%, 11/1/35[2]	573,655	454,212
JPMorgan Chase Commercial Mortgage Securities Corp., Commercial Mtg. Pass-Through Certificates: Series 2011-C3, Cl. A1, 1.875%, 2/1/46[1]	321,069	326,763
Series 2007-LDPX, Cl. A2S2, 5.187%, 1/1/49[1]	898,443	927,638
JPMorgan Mortgage Trust 2007-S3, Mtg. Pass-Through Certificates, Series 2007-S3, Cl. 1A90, 7%, 8/1/37	549,602	508,470
JPMorgan, Re-Securitized Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Series 2009-5, Cl. 1A2, 2.614%, 7/1/36[1,2]	419,715	295,476
Lehman Brothers Commercial Conduit Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 1998-C1, Cl. IO, 67.486%, 2/18/30[5]	1,613,888	29,667
Lehman Structured Securities Corp., Commercial Mtg. Pass-Through Certificates, Series 2002-GE1, Cl. A, 2.514%, 7/1/24[1]	106,391	93,919
Merrill Lynch Mortgage Trust 2006-C2, Commercial Mtg. Pass-Through Certificates, Series 2006-C2, Cl. AM, 5.782%, 8/1/43	425,000	477,484

11	OPPENHEIMER CORE BOND FUND/VA

	Principal Amount	Value

Commercial Continued
Morgan Stanley Capital I Trust 2007-IQ13, Commercial Mtg. Pass-Through Certificates, Series 2007-IQ13, Cl. AM, 5.406%, 3/1/44	$415,000	$449,822
Morgan Stanley Capital I Trust 2007-IQ15, Commercial Mtg. Pass-Through Certificates: Series 2007-IQ15, Cl. A4, 5.882%, 6/1/49[2]	400,000	473,290
Series 2007-IQ15, Cl. AM, 5.882%, 6/1/49[2]	490,000	541,595
Morgan Stanley, Re-Securitized Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Series 2012-R3, Cl. 1B, 2.298%, 11/1/36[2,3]	508,649	270,415
Salomon Brothers Mortgage Securities VII, Inc., Interest-Only Commercial Mtg. Pass-Through Certificates, Series 1999-C1, Cl. X, 99.999%, 5/18/32[5]	31,252,562	27,534
Structured Adjustable Rate Mortgage Loan Trust 2006-4, Commercial Mtg. Pass-Through Certificates, Series 2006-4, Cl. 6A, 5.333%, 5/1/36[2]	340,720	282,814
Structured Adjustable Rate Mortgage Loan Trust 2007-6, Mtg. Pass-Through Certificates, Series 2007-6, Cl. 3A1, 4.82%, 7/1/37[2]	559,842	433,270
UBS-Barclays Commercial Mortgage Trust 2012-C2, Commerical Mtg. Pass-Through Certificates, Series 2012-C2, Cl. E, 4.893%, 5/1/63[1,2]	35,000	31,717
Wachovia Bank Commercial Mortgage Trust 2003-C5, Commercial Mtg. Pass-Through Certificates, Series 2003-C5, Cl. A2, 3.989%, 6/1/35	107,437	108,199
Wachovia Bank Commercial Mortgage Trust 2006-C28, Commercial Mtg. Pass-Through Certificates, Series 2006-C28, Cl. AM, 5.603%, 10/1/48[2]	450,000	494,346
Wachovia Bank Commercial Mortgage Trust 2007-C34, Commercial Mtg. Pass-Through Certificates, Series 2007-C34, Cl. A3, 5.678%, 5/1/46	520,000	612,280
WaMu Mortgage Pass-Through Certificates 2005-AR14 Trust, Mtg. Pass-Through Certificates, Series 2005-AR14, Cl. 1A4, 2.536%, 12/1/35[2]	320,340	296,906

	Principal Amount	Value

Commercial Continued
Wells Fargo Mortgage-Backed Securities 2007-AR3 Trust, Mtg. Pass-Through Certificates, Series 2007-AR3, Cl. A4, 5.716%, 4/1/37[2]	$142,910	$131,252
Wells Fargo Mortgage-Backed Securities 2007-AR8 Trust, Mtg. Pass-Through Certificates, Series 2007-AR8, Cl. A1, 5.988%, 11/1/37[2]	361,028	323,559

		13,245,604
Multifamily—1.0%
CHL Mortgage Pass-Through Trust 2006-20, Mtg. Pass-Through Certificates, Series 2006-20, Cl. 1A17, 5.75%, 2/1/37	553,146	502,020
Citigroup Mortgage Loan Trust, Inc. 2006-AR3, Mtg. Pass-Through Certificates, Series 2006-AR3, Cl. 1A2A, 5.596%, 6/1/36[2]	347,028	322,904
Countrywide Alternative Loan Trust 2005-86CB, Mtg. Pass-Through Certificates, Series 2005-86CB, Cl. A8, 5.50%, 2/1/36	90,004	81,431
Countrywide Alternative Loan Trust 2005-J14, Mtg. Pass-Through Certificates, Series 2005-J14, Cl. A7, 5.50%, 12/1/35	89,545	74,385
Countrywide Alternative Loan Trust 2006-24CB, Mtg. Pass-Through Certificates, Series 2006-24CB, Cl. A12, 5.75%, 6/1/36	111,133	90,134
JPMorgan Mortgage Trust 2007-A3, Mtg. Pass-Through Certificates, Series 2007-A3, Cl. 3A2M, 5.018%, 5/1/37[2]	131,930	126,734
Wells Fargo Mortgage-Backed Securities 2006-AR2 Trust, Mtg. Pass-Through Certificates, Series 2006-AR2, Cl. 2A3, 2.627%, 3/1/36[2]	207,480	202,580
Wells Fargo Mortgage-Backed Securities 2006-AR6 Trust, Mtg. Pass-Through Certificates, Series 2006-AR6, Cl. 3A1, 2.76%, 3/25/36[2]	456,796	441,926

		1,842,114
Other—0.0%
Salomon Brothers Mortgage Securities VI, Inc., Interest-Only Stripped Mtg.-Backed Security, Series 1987-3, Cl. B, 20%, 10/23/17[5]	221	9

12	OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value

Other Continued
Salomon Brothers Mortgage Securities VI, Inc., Principal-Only Stripped Mtg.-Backed Security, Series 1987-3, Cl. A, 3.72%, 10/23/17[7]	$338	$335

		344
Residential—3.7%
Banc of America Commercial Mortgage, Inc., Commercial Mtg. Pass-Through Certificates: Series 2007-4, Cl. AM, 5.796%, 2/1/51[2]	470,000	530,643
Series 2007-1, Cl. 1A3, 6%, 1/1/37	343,541	300,190
Banc of America Funding 2007-C Trust, Mtg. Pass-Through Certificates, Series 2007-C, Cl. 1A4, 5.496%, 5/1/36[2]	145,750	143,050
Banc of America Mortgage 2007-1 Trust, Mtg. Pass-Through Certificates, Series 2007-1, Cl. 1A24, 6%, 3/1/37	258,916	254,496
Carrington Mortgage Loan Trust, Asset-Backed Pass-Through Certificates, Series 2006-FRE1, Cl. A2, 0.32%, 7/25/36[2]	278,514	266,822
CHL Mortgage Pass-Through Trust 2005-29, Mtg. Pass-Through Certificates, Series 2005-29, Cl. A1, 5.75%, 12/1/35	290,765	269,845
CHL Mortgage Pass-Through Trust 2005-30, Mtg. Pass-Through Certificates, Series 2005-30, Cl. A5, 5.50%, 1/1/36	206,547	201,463
CHL Mortgage Pass-Through Trust 2005-J4, Mtg. Pass-Through Certificates, Series 2005-J4, Cl. A7, 5.50%, 11/1/35	32,895	34,569
CHL Mortgage Pass-Through Trust 2006-17, Mtg. Pass-Through Certificates, Series 2006-17, Cl. A2, 6%, 12/1/36	451,957	413,430
Countrywide Alternative Loan Trust 2007-19, Mtg. Pass-Through Certificates, Series 2007-19, Cl. 1A34, 6%, 8/1/37	561,325	454,191
Countrywide Home Loans, Asset-Backed Certificates, Series 2005-16, Cl. 2AF2, 5.227%, 5/1/36[2]	281,219	262,766
CSMC Mortgage-Backed Trust 2007-3, Mtg. Pass-Through Certificates, Series 2007-3, Cl. 2A10, 6%, 4/1/37	325,801	282,405

	Principal Amount	Value

Residential Continued
CWABS Asset-Backed Certificates Trust 2006-25, Asset-Backed Certificates, Series 2006-25, Cl. 2A2, 0.33%, 6/25/47[2]	$15,335	$15,144
GSR Mortgage Loan Trust 2006-5F, Mtg. Pass-Through Certificates, Series 2006-5F, Cl. 2A1, 6%, 6/1/36	222,916	215,355
JPMorgan Alternative Loan Trust 2006-S4, Mtg. Pass-Through Certificates, Series 2006-S4, Cl. A6, 5.71%, 12/1/36	478,592	452,782
Mastr Asset-Backed Securities Trust 2006-WMC3, Mtg. Pass-Through Certificates, Series 2006-WMC3, Cl. A3, 0.31%, 8/25/36[2]	60,484	22,428
Merrill Lynch Mortgage Investors Trust 2006-3, Mtg. Pass-Through Certificates, Series MLCC 2006-3, Cl. 2A1, 2.677%, 10/25/36[2]	39,752	38,262
NC Finance Trust, Collateralized Mtg. Obligation Pass-Through Certificates, Series 1999-I, Cl. ECFD, 3.405%, 1/25/29[3,8]	3,370,016	269,601
RALI Series 2003-QS1 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2003-QS1, Cl. A2, 5.75%, 1/25/33	152,061	157,002
RALI Series 2006-QS13 Trust, Mtg. Asset-Backed Pass-Through Certificates: Series 2006-QS13, Cl. 1A5, 6%, 9/25/36	47,284	35,283
Series 2006-QS13, Cl. 1A8, 6%, 9/25/36	1,657	1,237
RALI Series 2007-QS6 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2007-QS6, Cl. A28, 5.75%, 4/25/37	20,640	15,480
Residential Asset Securitization Trust 2005-A15, Mtg. Pass-Through Certificates, Series 2005-A15, Cl. 1A4, 5.75%, 2/1/36	134,057	120,641
WaMu Mortgage Pass-Through Certificates 2007-HY1 Trust, Mtg. Pass-Through Certificates, Series 2007-HY1, Cl. 4A1, 2.685%, 2/1/37[2]	52,466	42,112
WaMu Mortgage Pass-Through Certificates 2007-HY5 Trust, Mtg. Pass-Through Certificates, Series 2007-HY5, Cl. 3A1, 5.147%, 5/1/37[2]	688,770	667,288

13	OPPENHEIMER CORE BOND FUND/VA

	Principal Amount	Value

Residential Continued
WaMu Mortgage Pass-Through Certificates, Mtg. Pass-Through Certificates, Series 2006-AR18, Cl. 3A1, 4.60%, 1/1/37[2]	$225,617	$198,310
Wells Fargo Alternative Loan 2007-PA5 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2007-PA5, Cl. 1A1, 6.25%, 11/1/37	394,645	373,854
Wells Fargo Mortgage-Backed Securities 2005-9 Trust, Mtg. Pass-Through Certificates, Series 2005-9, Cl. 2A6, 5.25%, 10/25/35	400,876	426,511
Wells Fargo Mortgage-Backed Securities 2006-AR14 Trust, Mtg. Pass-Through Certificates, Series 2006-AR14, Cl. 1A2, 5.632%, 10/1/36[2]	323,365	318,873

		6,784,033

Total Mortgage-Backed Obligations (Cost $110,358,177)		109,921,168
U.S. Government Obligations—2.1%
Federal Home Loan Mortgage Corp. Nts.: 0.75%, 1/12/18	503,000	500,208
1.25%, 8/1/19-10/2/19	510,000	509,412
2.375%, 1/13/22[9]	894,000	934,775
5.25%, 4/18/16	515,000	596,142
Federal National Mortgage Assn. Nts., 0.875%, 12/20/17	1,075,000	1,078,407
U.S. Treasury Nts., 1.75%, 5/15/22	140,000	141,072

Total U.S. Government Obligations (Cost $3,657,927)		3,760,016
Corporate Bonds and Notes—45.1%
Consumer Discretionary—7.7%
Auto Components—0.2%
Dana Holding Corp., 6.75% Sr. Unsec. Nts., 2/15/21	420,000	453,600
Automobiles—0.9%
Daimler Finance North America LLC, 8.50% Sr. Unsec. Unsub. Nts., 1/18/31	237,000	369,118
Ford Motor Credit Co. LLC, 5.875% Sr. Unsec. Nts., 8/2/21	1,024,000	1,193,390

		1,562,508
Diversified Consumer Services—0.3%
Service Corp. International, 7.625% Sr. Unsec. Nts., 10/1/18	394,000	470,830
Hotels, Restaurants & Leisure—0.7%
Darden Restaurants, Inc., 4.50% Sr. Unsec. Unsub. Nts., 10/15/21	124,000	133,447

	Principal Amount	Value

Hotels, Restaurants & Leisure Continued
Hyatt Hotels Corp., 5.75% Sr. Unsec. Unsub. Nts., 8/15/15[1]	$773,000	$849,038
Starwood Hotels & Resorts Worldwide, Inc., 7.15% Sr. Unsec. Unsub. Nts., 12/1/19	261,000	322,907

		1,305,392
Household Durables—0.4%
Jarden Corp., 6.125% Sr. Unsec. Nts., 11/15/22	467,000	506,695
Whirlpool Corp., 5.50% Sr. Unsec. Unsub. Nts., 3/1/13	168,000	169,356

		676,051
Media—2.6%
Comcast Cable Communications Holdings, Inc., 9.455% Sr. Unsec. Nts., 11/15/22	292,000	441,811
Comcast Corp., 4.65% Sr. Unsec. Unsub. Nts., 7/15/42	111,000	117,116
CSC Holdings, Inc., 7.625% Sr. Unsec. Debs., 7/15/18	430,000	498,800
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 5.15% Sr. Unsec. Nts., 3/15/42	133,000	134,643
DISH DBS Corp., 6.75% Sr. Unsec. Nts., 6/1/21	459,000	525,555
Historic TW, Inc., 9.125% Debs., 1/15/13	149,000	149,409
Interpublic Group of Cos., Inc. (The): 6.25% Sr. Unsec. Nts., 11/15/14	297,000	322,988
10% Sr. Unsec. Nts., 7/15/17	458,000	502,655
Lamar Media Corp., 5% Sr. Sub. Nts., 5/1/23[1]	473,000	488,373
News America, Inc., 6.15% Sr. Unsec. Nts., 2/15/41	162,000	205,370
Time Warner Entertainment Co. LP, 8.375% Sr. Nts., 7/15/33	257,000	375,345
Time Warner, Inc., 9.15% Debs., 2/1/23	61,000	90,152
Virgin Media Secured Finance plc: 5.25% Sr. Sec. Nts., 1/15/21	254,000	296,796
6.50% Sr. Sec. Nts., 1/15/18	555,000	600,094

		4,749,107
Multiline Retail—0.7%
Dollar General Corp., 4.125% Nts., 7/15/17	469,000	494,795
Macy’s Retail Holdings, Inc., 5.75% Sr. Unsec. Nts., 7/15/14	650,000	697,317

		1,192,112

14	OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value

Specialty Retail—1.4%
Gap, Inc. (The), 5.95% Sr. Unsec. Unsub. Nts., 4/12/21	$522,000	$597,623
Limited Brands, Inc., 6.625% Sr. Nts., 4/1/21	455,000	523,250
Rent-A-Center, Inc., 6.625% Sr. Unsec. Nts., 11/15/20	508,000	556,260
Sally Holdings LLC/Sally Capital, Inc., 6.875% Sr. Unsec. Nts., 11/15/19	467,000	518,370
Staples, Inc., 9.75% Sr. Unsec. Unsub. Nts., 1/15/14	398,000	432,813

		2,628,316
Textiles, Apparel & Luxury Goods—0.5%
Hanesbrands, Inc., 6.375% Sr. Unsec. Unsub. Nts., 12/15/20	428,000	472,940
Phillips-Van Heusen Corp., 7.375% Sr. Unsec. Unsub. Nts., 5/15/20	400,000	450,500

		923,440
Consumer Staples—2.9%
Beverages—1.1%
Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Unsub. Nts., 1/15/39	232,000	381,324
Coca-Cola HBC Finance BV, 5.125% Sr. Unsec. Unsub. Nts., 9/17/13	469,000	480,689
Fortune Brands, Inc., 6.375% Sr. Unsec. Unsub. Nts., 6/15/14	126,000	135,865
Foster’s Finance Corp., 4.875% Sr. Unsec. Nts., 10/1/14[1]	433,000	462,359
Pernod-Ricard SA, 4.25% Sr. Unsec. Nts., 7/15/22[1]	222,000	244,182
SABMiller Holdings, Inc., 4.95% Sr. Unsec. Nts., 1/15/42	198,000	224,656

		1,929,075
Food & Staples Retailing—0.3%
Delhaize Group, 5.70% Sr. Unsec. Nts., 10/1/40	133,000	124,765
Safeway, Inc.: 3.95% Sr. Unsec. Unsub. Nts., 8/15/20	284,000	284,268
5.625% Sr. Unsec. Unsub. Nts., 8/15/14	170,000	180,942

		589,975
Food Products—1.1%
Bunge Ltd. Finance Corp.: 5.35% Sr. Unsec. Unsub. Nts., 4/15/14	434,000	456,826
8.50% Sr. Unsec. Nts., 6/15/19	289,000	372,067

	Principal Amount	Value

Food Products Continued
ConAgra Foods, Inc., 3.25% Sr. Unsec. Unsub. Nts., 9/15/22	$230,000	$231,232
Kraft Foods Group, Inc., 6.50% Sr. Unsec. Unsub. Nts., 2/9/40[1]	146,000	192,063
TreeHouse Foods, Inc., 7.75% Sr. Unsec. Nts., 3/1/18	485,000	527,438
Tyson Foods, Inc., 4.50% Sr. Unsec. Unsub. Nts., 6/15/22	244,000	265,074

		2,044,700
Tobacco—0.4%
Altria Group, Inc., 10.20% Sr. Unsec. Nts., 2/6/39	227,000	380,014
Lorillard Tobacco Co., 7% Sr. Unsec. Nts., 8/4/41	311,000	377,916

		757,930
Energy—5.2%
Energy Equipment & Services—1.2%
Ensco plc, 4.70% Sr. Unsec. Nts., 3/15/21	510,000	574,367
Noble Holding International Ltd., 7.375% Sr. Unsec. Bonds, 3/15/14	403,000	433,176
Precision Drilling Corp.: 6.50% Sr. Unsec. Nts., 12/15/21	217,000	232,190
6.625% Sr. Unsec. Nts., 11/15/20	208,000	224,640
Rowan Cos., Inc., 4.875% Sr. Unsec. Nts., 6/1/22	342,000	371,739
Weatherford International Ltd. Bermuda, 5.125% Sr. Unsec. Unsub. Nts., 9/15/20	284,000	313,186

		2,149,298
Oil, Gas & Consumable Fuels—4.0%
Anadarko Petroleum Corp., 6.20% Sr. Unsec. Nts., 3/15/40	178,000	219,751
Canadian Oil Sands Ltd.: 5.80% Sr. Unsec. Nts., 8/15/13[1]	457,000	471,761
6% Sr. Unsec. Nts., 4/1/42[1]	203,000	238,623
DCP Midstream LLC, 5.35% Sr. Unsec. Nts., 3/18/20[1]	312,000	344,572
DCP Midstream Operating LP, 2.50% Sr. Unsec. Unsub. Nts., 12/1/17	415,000	413,111
El Paso Pipeline Partners Operating Co. LLC, 4.70% Sr. Unsec. Nts., 11/1/42	318,000	312,438
EnCana Holdings Finance Corp., 5.80% Sr. Unsec. Unsub. Nts., 5/1/14	219,000	232,870
Energy Transfer Partners LP: 4.65% Sr. Unsec. Unsub. Nts., 6/1/21	374,000	411,243
5.20% Sr. Unsec. Unsub. Nts., 2/1/22	136,000	155,260
8.50% Sr. Unsec. Nts., 4/15/14	324,000	352,421

15	OPPENHEIMER CORE BOND FUND/VA

	Principal Amount	Value

Oil, Gas & Consumable Fuels Continued
Newfield Exploration Co., 6.875% Sr. Unsec. Sub. Nts., 2/1/20	$446,000	$479,450
Nexen, Inc., 6.40% Sr. Unsec. Unsub. Bonds, 5/15/37	201,000	260,068
NuStar Logistics LP, 4.75% Sr. Unsec. Unsub. Nts., 2/1/22	468,000	445,247
Phillips 66, 4.30% Unsec. Nts., 4/1/22[1]	316,000	353,404
Range Resources Corp., 8% Sr. Unsec. Sub. Nts., 5/15/19	451,000	501,738
Ras Laffan Liquefied Natural Gas Co. Ltd. III, 5.50% Sr. Sec. Nts., 9/30/14[1]	420,000	453,705
Rockies Express Pipeline LLC, 3.90% Sr. Unsec. Unsub. Nts., 4/15/15[1]	471,000	471,000
Southwestern Energy Co., 4.10% Sr. Unsec. Nts., 3/15/22[1]	232,000	249,764
Woodside Finance Ltd.: 4.60% Sr. Unsec. Nts., 5/10/21[1]	354,000	390,471
5% Sr. Unsec. Nts., 11/15/13[1]	455,000	470,154

		7,227,051
Financials—14.3%
Capital Markets—3.5%
Blackstone Holdings Finance Co. LLC: 4.75% Sr. Unsec. Nts., 2/15/23[1]	135,000	143,640
6.625% Sr. Unsec. Nts., 8/15/19[1]	575,000	666,481
Goldman Sachs Capital, Inc. (The), 6.345% Sub. Bonds, 2/15/34	477,000	495,468
Goldman Sachs Group, Inc. (The): 5.25% Sr. Unsec. Nts., 7/27/21	396,000	451,779
6.25% Sr. Nts., 2/1/41	443,000	544,001
Macquarie Bank Ltd.: 5% Sr. Nts., 2/22/17[1]	146,000	159,782
6.625% Unsec. Sub. Nts., 4/7/21[1]	672,000	743,315
Morgan Stanley:
4.875% Sub. Nts., 11/1/22	375,000	388,606
6.375% Sr. Unsec. Nts., 7/24/42	960,000	1,126,386
Nomura Holdings, Inc.: 4.125% Sr. Unsec. Unsub. Nts., 1/19/16	433,000	452,172
6.70% Sr. Unsec. Nts., 3/4/20	42,000	49,048
Raymond James Financial, Inc., 5.625% Sr. Nts., 4/1/24	417,000	467,209
UBS AG (Stamford CT), 2.25%
Sr. Unsec. Nts., 8/12/13	188,000	189,829
UBS Preferred Funding Trust V, 6.243% Jr. Sub. Perpetual Nts.[10]	488,000	500,200

		6,377,916
Commercial Banks—3.1%
Fifth Third Cap Trust IV,
6.50% Jr. Unsec. Sub. Nts., 4/15/37	845,000	848,169
HBOS plc, 6.75% Unsec. Sub. Nts., 5/21/18[1]	451,000	487,644

	Principal Amount	Value

Commercial Banks Continued
HSBC Finance Capital Trust IX,
5.911% Nts., 11/30/35[2]	$1,190,000	$1,192,975
Lloyds TSB Bank plc, 6.50%
Unsec. Sub. Nts., 9/14/20[1]	377,000	416,854
Mercantile Bankshares Corp., 4.625% Unsec. Sub. Nts., Series B, 4/15/13	308,000	311,556
RBS Citizens Financial Group, Inc., 4.15% Sub. Nts., 9/28/22[1]	909,000	928,402
Wells Fargo & Co., 7.98% Jr. Sub. Perpetual Bonds, Series K10	528,000	608,520
Zions Bancorp, 4.50% Sr. Unsec. Unsub. Nts., 3/27/17	795,000	831,121

		5,625,241
Consumer Finance—1.0%
American Express Bank FSB, 5.50%
Sr. Unsec. Nts., 4/16/13	441,000	447,413
Discover Financial Services, 3.85%
Sr. Unsec. Unsub. Nts., 11/21/22[1]	681,000	703,340
SLM Corp., 4.625% Sr. Unsec. Nts., 9/25/17	711,000	728,410

		1,879,163
Diversified Financial Services—2.0%
Citigroup, Inc.: 4.50% Sr. Unsec. Nts., 1/14/22	559,000	624,193
5.95% Sub. Nts., 12/31/49	476,000	482,545
JPMorgan Chase & Co., 7.90%
Perpetual Bonds, Series 1[10]	1,494,000	1,698,786
Merrill Lynch & Co., Inc., 7.75%
Jr. Sub. Bonds, 5/14/38	629,000	819,393

		3,624,917
Insurance—3.1%
American International Group, Inc.,
6.25% Jr. Sub. Bonds, 3/15/37	225,000	241,313
CNA Financial Corp.:
5.75% Sr. Unsec. Unsub. Nts., 8/15/21	368,000	431,960
5.875% Sr. Unsec. Unsub. Bonds, 8/15/20	260,000	306,961
Gulf South Pipeline Co. LP,
5.05% Sr. Unsec. Nts., 2/1/15[1]	425,000	459,122
Hartford Life, Inc., 7.375% Sr. Unsec.
Unsub. Nts., 3/1/31	683,000	861,949
Irish Life & Permanent Group Holdings plc, 3.60% Sr. Unsec.
Unsub. Nts., 1/14/13[1]	320,000	320,802
Lincoln National Corp.,
6.05% Jr. Unsec. Sub. Bonds, 4/20/67	911,000	912,139
Marsh & McLennan Cos., Inc.,
5.375% Nts., 7/15/14	101,000	107,857

16	OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value

Insurance Continued
Prudential Financial, Inc.,
5.625% Unsec. Sub. Nts., 6/15/43	$272,000	$283,234
Swiss Re Capital I LP,
6.854% Perpetual Bonds[1,10]	877,000	919,657
Unum Group, 5.625% Sr. Unsec.
Unsub. Nts., 9/15/20	729,000	833,523

		5,678,517
Real Estate Investment Trusts (REITs)—1.6%
American Tower Corp.:
5.05% Sr. Unsec. Unsub. Nts., 9/1/20	130,000	145,892
7% Sr. Unsec. Nts., 10/15/17	413,000	494,238
CommonWealth REIT, 6.40% Sr. Unsec.
Unsub. Nts., 2/15/15	421,000	452,079
Duke Realty LP, 6.25% Sr. Unsec.
Unsub. Nts., 5/15/13	476,000	485,460
Hospitality Properties Trust,
5.125% Sr. Unsec. Nts., 2/15/15	411,000	432,456
National Retail Properties, Inc.,
6.25% Sr. Unsec. Unsub. Nts., 6/15/14	332,000	354,997
WEA Finance LLC/WT Finance Aust Pty Ltd., 7.50% Sr. Unsec. Nts., 6/2/14[1]	408,000	444,068

		2,809,190
Health Care—1.9%
Biotechnology—0.8%
Amgen, Inc., 3.625% Sr. Unsec.
Unsub. Nts., 5/15/22	467,000	502,290
Celgene Corp., 3.25% Sr. Unsec. Nts., 8/15/22	504,000	514,235
Gilead Sciences, Inc., 5.65% Sr. Unsec.
Nts., 12/1/41	243,000	302,159

		1,318,684
Health Care Providers & Services—0.6%
Express Scripts Holding Co.,
6.25% Sr. Unsec. Nts., 6/15/14	423,000	455,679
McKesson Corp., 6% Sr. Unsec.
Unsub. Nts., 3/1/41	237,000	313,331
Quest Diagnostics, Inc.,
5.75% Sr. Unsec. Nts., 1/30/40	310,000	355,489

		1,124,499
Pharmaceuticals—0.5%
AbbVie, Inc., 2.90% Sr. Unsec. Nts., 11/6/22[1]	329,000	335,362
Mylan, Inc., 6% Sr. Nts., 11/15/18[1]	511,000	564,542

		899,904
Industrials—3.4%
Aerospace & Defense—0.4%
BE Aerospace, Inc., 5.25% Sr. Unsec.
Unsub. Nts., 4/1/22	319,000	339,735

	Principal Amount	Value

Aerospace & Defense Continued
Huntington Ingalls Industries, Inc.,
7.125% Sr. Unsec. Unsub. Nts., 3/15/21	$448,000	$489,440

		829,175
Building Products—0.1%
Owens Corning, 4.20% Sr. Unsec.
Nts., 12/15/22	156,000	158,788
Commercial Services & Supplies—0.3%
Clean Harbors, Inc., 5.25% Sr. Unsec.
Unsub. Nts., 8/1/20	475,000	497,563
Electrical Equipment—0.1%
Turlock Corp., 4.15% Sr. Unsec.
Unsub. Nts., 11/2/42[1]	235,000	237,900
Industrial Conglomerates—0.8%
General Electric Capital Corp.:
6.375% Unsec. Sub. Bonds, 11/15/67	934,000	987,705
7.125% Unsec. Sub. Nts., 12/15/49	400,000	453,905

		1,441,610
Machinery—0.9%
CNH Capital LLC, 6.25% Sr. Unsec.
Nts., 11/1/16	489,000	541,568
Joy Global, Inc., 5.125% Sr. Unsec. Unsub. Nts., 10/15/21	335,000	369,576
Kennametal, Inc., 3.875% Sr. Unsec. Unsub. Nts., 2/15/22	342,000	357,413
SPX Corp., 6.875% Sr. Unsec. Nts., 9/1/17[1]	412,000	461,440

		1,729,997
Professional Services—0.3%
FTI Consulting, Inc., 6.75% Sr. Unsec. Nts., 10/1/20	436,000	467,610
Road & Rail—0.5%
CSX Corp., 5.50% Sr. Unsec. Nts., 4/15/41	187,000	224,269
Kansas City Southern de Mexico SA de CV, 6.625% Sr. Unsec. Unsub. Nts., 12/15/20	400,000	456,000
Penske Truck Leasing Co. LP/PTL Finance Corp., 2.50% Sr. Nts., 7/11/14[1]	169,000	170,829

		851,098
Information Technology—2.1%
Communications Equipment—0.1%
Juniper Networks, Inc., 5.95% Sr. Unsec. Unsub. Nts., 3/15/41	201,000	229,086
Computers & Peripherals—0.6%
Hewlett-Packard Co.: 2.65% Sr. Unsec. Unsub. Nts., 6/1/16	809,000	807,706
4.75% Sr. Unsec. Nts., 6/2/14	297,000	309,700

		1,117,406
Electronic Equipment, Instruments & Components—0.5%
Amphenol Corp., 4.75% Sr. Unsec. Unsub. Nts., 11/15/14	124,000	132,183

17	OPPENHEIMER CORE BOND FUND/VA

	Principal Amount	Value

Electronic Equipment, Instruments & Components Continued
Arrow Electronics, Inc., 5.125% Sr. Unsec. Unsub. Nts., 3/1/21	$527,000	$568,478
Corning, Inc., 4.75% Sr. Unsec. Unsub. Nts., 3/15/42	182,000	191,848

		892,509
Internet Software & Services—0.1%
eBay, Inc., 4% Sr. Unsec. Unsub. Nts., 7/15/42	187,000	182,310
Office Electronics—0.3%
Xerox Corp., 5.65% Sr. Unsec. Nts., 5/15/13	435,000	442,498
Software—0.5%
Autodesk, Inc.: 1.95% Sr. Unsec. Unsub. Nts., 12/15/17	218,000	217,090
3.60% Sr. Unsec. Unsub. Nts., 12/15/22	138,000	138,733
Symantec Corp., 4.20% Sr. Unsec. Unsub. Nts., 9/15/20	585,000	615,029

		970,852
Materials—3.4%
Chemicals—0.8%
Agrium, Inc., 6.125% Sr. Unsec. Nts., 1/15/41	230,000	276,769
CF Industries, Inc., 7.125% Sr. Unsec. Unsub. Nts., 5/1/20	358,000	450,851
Eastman Chemical Co., 4.80% Sr. Unsec. Nts., 9/1/42	230,000	246,264
RPM International, Inc., 3.45% Sr. Unsec. Nts., 11/15/22	227,000	222,607
Sherwin-Williams Co. (The), 4% Sr. Unsec. Unsub. Nts., 12/15/42	226,000	226,071

		1,422,562
Containers & Packaging—0.9%
Crown Americas LLC/Crown Americas Capital Corp. II I, 6.25% Sr. Unsec. Nts., 2/1/21	446,000	491,158
Greif, Inc., 7.75% Sr. Unsec. Nts., 8/1/19	413,000	479,080
Rock-Tenn Co.: 3.50% Sr. Nts., 3/1/20[1]	132,000	135,578
4.90% Sr. Unsec. Nts., 3/1/22[1]	162,000	175,214
Sealed Air Corp., 8.375% Sr. Unsec. Nts., 9/15/21[1]	388,000	445,230

		1,726,260
Metals & Mining—1.3%
Allegheny Technologies, Inc., 5.95% Sr. Unsec. Unsub. Nts., 1/15/21	235,000	260,511
Cliffs Natural Resources, Inc., 6.25% Sr. Unsec. Unsub. Nts., 10/1/40	124,000	120,988

	Principal Amount	Value

Metals & Mining Continued
Freeport-McMoRan Copper & Gold, Inc., 3.55% Sr. Unsec. Nts., 3/1/22	$331,000	$328,558
Petrohawk Energy Corp., 6.25% Sr. Unsec. Nts., 6/1/19	743,000	846,550
Xstrata Canada Corp.: 5.375% Sr. Unsec. Unsub. Nts., 6/1/15	245,000	266,427
6% Sr. Unsec. Unsub. Nts., 10/15/15	463,000	514,757

		2,337,791
Paper & Forest Products—0.4%
International Paper Co., 6% Sr. Unsec. Unsub. Nts., 11/15/41	202,000	239,406
Westvaco Corp., 7.95% Sr. Unsec. Unsub. Nts., 2/15/31	388,000	507,410

		746,816
Telecommunication Services—2.5%
Diversified Telecommunication Services—2.2%
AT&T, Inc., 6.30% Sr. Unsec. Bonds, 1/15/38	519,000	666,034
British Telecommunications plc, 9.625% Bonds, 12/15/30	298,000	473,723
CenturyLink, Inc., 7.65% Sr. Unsec. Unsub. Nts., 3/15/42	365,000	381,739
Frontier Communications Corp., 8.50% Sr. Unsec. Nts., 4/15/20	429,000	495,495
Telecom Italia Capital SA, 7.721% Sr. Unsec. Unsub. Nts., 6/4/38	553,000	601,388
Telefonica Emisiones SAU, 5.462% Sr. Unsec. Unsub. Nts., 2/16/21	603,000	644,456
Verizon Communications, Inc., 6.40% Sr. Unsec. Nts., 2/15/38	286,000	387,538
Windstream Corp., 7.50% Sr. Unsec. Unsub. Nts., 4/1/23	443,000	468,473

		4,118,846
Wireless Telecommunication Services—0.3%
America Movil SAB de CV, 4.375% Sr. Unsec. Unsub. Nts., 7/16/42	248,000	258,126
CC Holdings GS V LLC, 3.849% Sr. Sec. Nts., 4/15/23[1]	227,000	231,144

		489,270
Utilities—1.7%
Electric Utilities—1.1%
Edison International, 3.75% Sr. Unsec. Unsub. Nts., 9/15/17	663,000	719,473
Great Plains Energy, Inc., 2.75% Sr. Unsec. Unsub. Nts., 8/15/13	464,000	468,882
PPL WEM Holdings plc, 5.375% Sr. Unsec. Nts., 5/1/21[1]	761,000	856,535

		2,044,890

18	OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value

Energy Traders—0.3%
TransAlta Corp., 5.75% Sr. Unsec. Nts., 12/15/13	$455,000	$473,972
Multi-Utilities—0.3%
CMS Energy Corp., 5.05% Sr. Unsec. Unsub. Nts., 3/15/22	431,000	481,991

Total Corporate Bonds and Notes (Cost $76,579,987)		81,888,216

	Shares	Value
Investment Company—15.5%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.15%[11,12] (Cost $28,238,653)	28,238,653	$28,238,653
Total Investments, at Value (Cost $237,756,647)	133.7%	242,998,821
Liabilities in Excess of Other Assets	(33.7)	(61,315,398)
Net Assets	100.0%	$181,683,423

Footnotes to Statement of Investments

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $26,657,558 or 14.67% of the Fund’s net assets as of December 31, 2012.

2. Represents the current interest rate for a variable or increasing rate security.

3. Restricted security. The aggregate value of restricted securities as of December 31, 2012 was $913,774, which represents 0.50% of the Fund’s net assets. See Note 7 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation (Depreciation)
Morgan Stanley, Re-Securitized Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Series 2012-R3, Cl. 1B, 2.298%, 11/1/36	10/24/12	$244,730	$270,415	$25,685
NC Finance Trust, Collateralized Mtg. Obligation Pass-Through Certificates, Series 1999-I, Cl. ECFD, 3.405%, 1/25/29	8/10/10	3,281,116	269,601	(3,011,515)
Santander Drive Auto Receivables Trust 2011-S2A, Automobile Receivables Nts., Series 2011-S2A, Cl. D, 3.35%, 6/15/17	5/19/11-1/19/12	216,999	218,594	1,595
Westlake Automobile Receivables Trust 2012-1, Automobile Receivable Nts., Series 2012-1, Cl. D, 1.03%, 6/16/14	9/19/12	154,999	155,164	165

		$3,897,844	$913,774	$(2,984,070)

4. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after December 31, 2012. See Note 1 of the accompanying Notes.

5. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans or other receivables. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage or asset-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $5,961,492 or 3.28% of the Fund’s net assets as of December 31, 2012.

6. The current amortization rate of the security’s cost basis exceeds the future interest payments currently estimated to be received. Both the amortization rate and interest payments are contingent on future mortgage pre-payment speeds and are therefore subject to change.

7. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $248,872 or 0.14% of the Fund’s net assets as of December 31, 2012.

8. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the original contractual interest rate. See Note 1 of the accompanying Notes.

9. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $237,353. See Note 6 of the accompanying Notes.

19	OPPENHEIMER CORE BOND FUND/VA

10. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

11. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended December 31, 2012, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 30, 2011[a]	Gross Additions	Gross Reductions	Shares December 31, 2012
Oppenheimer Institutional Money Market Fund, Cl. E	28,319,973	85,154,758	85,236,078	28,238,653

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$28,238,653	$60,056

a. December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

12. Rate shown is the 7-day yield as of December 31, 2012.

Futures Contracts as of December 31, 2012 are as follows:

Contract Description	Buy/Sell	Number of Contracts	Expiration Date	Value	Unrealized Appreciation (Depreciation)
U.S. Long Bonds	Sell	45	3/19/13	$6,637,500	$72,944
U.S. Treasury Nts., 2 yr.	Sell	79	3/28/13	17,417,031	(1,294)
U.S. Treasury Nts., 5 yr.	Sell	73	3/28/13	9,082,227	2,533
U.S. Treasury Nts., 10 yr.	Sell	61	3/19/13	8,099,656	20,990
U.S. Treasury Ultra Bonds	Buy	54	3/19/13	8,780,063	(140,677)

					$(45,504)

See accompanying Notes to Financial Statements.

20	OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF  ASSETS AND LIABILITIES

December 31, 2012
Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $209,517,994)	$214,760,168
Affiliated companies (cost $28,238,653)	28,238,653
242,998,821
Cash	455,544
Receivables and other assets:
Investments sold on a when-issued or delayed delivery basis	9,019,441
Dividends, interest and principal paydowns	1,460,957
Shares of beneficial interest sold	90,464
Futures margins	51,071
Other	26,599
Total assets	254,102,897
Liabilities
Payables and other liabilities:
Investments purchased on a when-issued or delayed delivery basis	72,062,118
Shares of beneficial interest redeemed	161,082
Futures margins	70,344
Trustees’ compensation	20,905
Shareholder communications	20,068
Transfer and shareholder servicing agent fees	15,414
Distribution and service plan fees	13,846
Other	55,697
Total liabilities	72,419,474
Net Assets	$181,683,423
Composition of Net Assets
Par value of shares of beneficial interest	$22,084
Additional paid-in capital	252,383,669
Accumulated net investment income	7,838,245
Accumulated net realized loss on investments	(83,757,245)
Net unrealized appreciation on investments	5,196,670
Net Assets	$181,683,423
Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $116,988,941 and 14,160,649 shares of beneficial interest outstanding)	$8.26
Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $64,694,482 and 7,922,860 shares of beneficial interest outstanding)	$8.17

See accompanying Notes to Financial Statements.

21	OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF  OPERATIONS

For the Year Ended December 31, 2012
Investment Income
Interest	$8,267,734
Dividends from affiliated companies	60,056
Fee income on when-issued securities	1,157,464
Total investment income	9,485,254
Expenses
Management fees	1,120,003
Distribution and service plan fees—Service shares	168,000
Transfer and shareholder servicing agent fees:
Non-Service shares	119,549
Service shares	67,116
Shareholder communications:
Non-Service shares	18,654
Service shares	10,378
Custodian fees and expenses	27,888
Trustees’ compensation	18,285
Administration service fees	1,500
Other	60,466
Total expenses	1,611,839
Less waivers and reimbursements of expenses	(44,069)
Net expenses	1,567,770
Net Investment Income	7,917,484
Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments from unaffiliated companies	6,018,773
Closing and expiration of futures contracts	303,962
Net realized gain	6,322,735
Net change in unrealized appreciation/depreciation on:
Investments	4,085,618
Futures contracts	(131,720)
Net change in unrealized appreciation/depreciation	3,953,898
Net Increase in Net Assets Resulting from Operations	$18,194,117

See accompanying Notes to Financial Statements.

22	OPPENHEIMER CORE BOND FUND/VA

STATEMENTS OF  CHANGES IN NET ASSETS

	Year Ended December 31, 2012	Year Ended December 30, 2011[1]
Operations
Net investment income	$7,917,484	$8,584,025
Net realized gain	6,322,735	7,156,870
Net change in unrealized appreciation/depreciation	3,953,898	(1,111,204)
Net increase in net assets resulting from operations	18,194,117	14,629,691
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(5,870,393)	(7,632,636)
Service shares	(3,356,788)	(3,102,242)
	(9,227,181)	(10,734,878)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares	(11,196,132)	(12,784,495)
Service shares	(652,679)	4,335,577
	(11,848,811)	(8,448,918)
Net Assets
Total decrease	(2,881,875)	(4,554,105)
Beginning of period	184,565,298	189,119,403
End of period (including accumulated net investment income of $7,838,245 and $8,902,644, respectively)	$181,683,423	$184,565,298

1. December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

23	OPPENHEIMER CORE BOND FUND/VA

FINANCIAL  HIGHLIGHTS

	Year Ended December 31,	Year Ended December 30,	Year Ended December 31,
Non-Service Shares	2012	2011[1]	2010	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$7.88	$7.73	$7.07	$6.45	$11.06
Income (loss) from investment operations:
Net investment income[2]	.35	.36	.40	.48	.66
Net realized and unrealized gain (loss)	.44	.25	.40	.14	(4.82)
Total from investment operations	.79	.61	.80	.62	(4.16)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.41)	(.46)	(.14)	—	(.45)
Net asset value, end of period	$8.26	$7.88	$7.73	$7.07	$6.45
Total Return, at Net Asset Value[3]	10.29%	8.27%	11.42%	9.61%	(39.05)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$116,989	$122,271	$132,557	$137,597	$156,339
Average net assets (in thousands)	$119,547	$127,341	$136,333	$137,631	$271,355
Ratios to average net assets:[4]
Net investment income	4.34%	4.71%	5.32%	7.40%	6.76%
Total expenses[5]	0.77%	0.77%	0.79%	0.75%	0.63%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.75%	0.75%	0.70%	0.61%	0.62%
Portfolio turnover rate[6]	140%	99%	98%	143%	51%

1. December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2012	0.79%
Year Ended December 30, 2011	0.79%
Year Ended December 31, 2010	0.80%
Year Ended December 31, 2009	0.76%
Year Ended December 31, 2008	0.63%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended December 31, 2012	$930,202,858	$942,406,652
Year Ended December 30, 2011	$911,850,847	$909,531,196
Year Ended December 31, 2010	$775,240,942	$766,486,357
Year Ended December 31, 2009	$977,840,247	$1,009,549,121
Year Ended December 31, 2008	$1,019,711,829	$963,377,934

See accompanying Notes to Financial Statements.

24	OPPENHEIMER CORE BOND FUND/VA

FINANCIAL  HIGHLIGHTS    Continued

	Year Ended December 31,	Year Ended December 30,	Year Ended December 31,
Service Shares	2012	2011[1]	2010	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$7.79	$7.65	$6.99	$6.41	$10.98
Income (loss) from investment operations:
Net investment income[2]	.33	.34	.37	.46	.63
Net realized and unrealized gain (loss)	.44	.24	.41	.12	(4.77)
Total from investment operations	.77	.58	.78	.58	(4.14)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.39)	(.44)	(.12)	—	(.43)
Net asset value, end of period	$8.17	$7.79	$7.65	$6.99	$6.41
Total Return, at Net Asset Value[3]	10.17%	7.93%	11.28%	9.05%	(39.07)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$64,694	$62,294	$56,562	$56,717	$63,093
Average net assets (in thousands)	$67,116	$58,629	$57,313	$52,648	$101,597
Ratios to average net assets:[4]
Net investment income	4.07%	4.42%	5.06%	7.16%	6.55%
Total expenses[5]	1.02%	1.02%	1.04%	1.01%	0.88%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.00%	1.00%	0.95%	0.86%	0.87%
Portfolio turnover rate[6]	140%	99%	98%	143%	51%

1. December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2012	1.04%
Year Ended December 30, 2011	1.04%
Year Ended December 31, 2010	1.05%
Year Ended December 31, 2009	1.02%
Year Ended December 31, 2008	0.88%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended December 31, 2012	$930,202,858	$942,406,652
Year Ended December 30, 2011	$911,850,847	$909,531,196
Year Ended December 31, 2010	$775,240,942	$766,486,357
Year Ended December 31, 2009	$977,840,247	$1,009,549,121
Year Ended December 31, 2008	$1,019,711,829	$963,377,934

See accompanying Notes to Financial Statements.

25	OPPENHEIMER CORE BOND FUND/VA

NOTES TO  FINANCIAL STATEMENTS

1. Significant Accounting Policies

Oppenheimer Core Bond Fund/VA (the “Fund”) is a separate series of Oppenheimer Variable Account Funds, a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s main investment objective is to seek a high level of current income. As a secondary objective, the Fund seeks capital appreciation when consistent with its primary objective. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).

The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies consistently followed by the Fund.

Previous Annual Period. The last day of the Fund’s fiscal year was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of December 31, 2012, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$72,062,118
Sold securities	9,019,441

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

26	OPPENHEIMER CORE BOND FUND/VA

NOTES TO  FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of December 31, 2012 is as follows:

Cost	$3,281,116
Market Value	$269,601
Market Value as a % of Net Assets	0.15%

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3]	Net Unrealized Appreciation Based on Cost of Securities and Other Investments for Federal Income Tax Purposes
$8,296,716	$—	$83,757,741	$5,184,025

27	OPPENHEIMER CORE BOND FUND/VA

1. As of December 31, 2012, the Fund had $83,757,741 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring
2016	$8,687,891
2017	75,069,850

Total	$83,757,741

2. During the fiscal year ended December 31, 2012, the Fund utilized $5,945,207 of capital loss carryforward to offset capital gains realized in that fiscal year.

3. During the fiscal year ended December 30, 2011, the Fund utilized $5,723,749 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for December 31, 2012. Net assets of the Fund were unaffected by the reclassifications.

Increase to Accumulated Net Investment Income	Increase to Accumulated Net Realized Loss on Investments
$245,298	$245,298

The tax character of distributions paid during the years ended December 31, 2012 and December 31, 2011 was as follows:

	Year Ended December 31, 2012	Year Ended December 31, 2011
Distributions paid from:
Ordinary income	$9,227,181	$10,734,878

28	OPPENHEIMER CORE BOND FUND/VA

NOTES TO  FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2012 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$237,814,796
Federal tax cost of other investments	(32,456,351)

Total federal tax cost	$205,358,445

Gross unrealized appreciation	$10,088,129
Gross unrealized depreciation	(4,904,104)

Net unrealized appreciation	$5,184,025

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal

29	OPPENHEIMER CORE BOND FUND/VA

course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

30	OPPENHEIMER CORE BOND FUND/VA

NOTES TO  FINANCIAL STATEMENTS    Continued

2. Securities Valuation Continued

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

31	OPPENHEIMER CORE BOND FUND/VA

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of December 31, 2012 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$19,190,768	$—	$19,190,768
Mortgage-Backed Obligations	—	109,557,648	363,520	109,921,168
U.S. Government Obligations	—	3,760,016	—	3,760,016
Corporate Bonds and Notes	—	81,888,216	—	81,888,216
Investment Company	28,238,653	—	—	28,238,653

Total Investments, at Value	28,238,653	214,396,648	363,520	242,998,821
Other Financial Instruments:
Futures margins	51,071	—	—	51,071

Total Assets	$28,289,724	$214,396,648	$363,520	$243,049,892

Liabilities Table
Other Financial Instruments:
Futures margins	$(70,344)	$—	$—	$(70,344)

Total Liabilities	$(70,344)	$—	$—	$(70,344)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 2*	Transfers into Level 3*
Assets Table
Investments, at Value:
Mortgage-Backed Obligations	$(411,628)	$411,628

* Transferred from Level 2 to Level 3 because of the lack of observable market data.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

32	OPPENHEIMER CORE BOND FUND/VA

NOTES TO  FINANCIAL STATEMENTS    Continued

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2012		Year Ended December 30, 2011
	Shares	Amount	Shares	Amount
Non-Service Shares
Sold	1,396,350	$11,307,630	1,525,561	$11,724,677
Dividends and/or distributions reinvested	749,731	5,870,393	1,028,657	7,632,636
Redeemed	(3,505,581)	(28,374,155)	(4,179,877)	(32,141,808)

Net decrease	(1,359,500)	$(11,196,132)	(1,625,659)	$(12,784,495)

Service Shares
Sold	3,789,524	$30,414,887	2,658,754	$20,149,296
Dividends and/or distributions reinvested	433,134	3,356,788	422,074	3,102,242
Redeemed	(4,293,364)	(34,424,354)	(2,480,364)	(18,915,961)

Net increase (decrease)	(70,706)	$(652,679)	600,464	$4,335,577

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended December 31, 2012, were as follows:

	Purchases	Sales
Investment securities	$200,301,668	$205,258,236
U.S. government and government agency obligations	8,683,246	8,152,683
To Be Announced (TBA) mortgage-related securities	930,202,858	942,406,652

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $1 billion	0.60%
Over $1 billion	0.50

Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. For the year ended December 31, 2012, the Fund paid $186,704 to OFS for services to the Fund.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) in accordance with Rule 12b-1 under the Investment Company Act of 1940 for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating

33	OPPENHEIMER CORE BOND FUND/VA

expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.75% for Non-Service shares and 1.00% for Service shares. During the year ended December 31, 2012, the Manager waived fees and/or reimbursed the Fund $9,006 and $5,208 for Non-Service and Service shares, respectively.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended December 31, 2012, the Manager waived fees and/or reimbursed the Fund $29,855 for IMMF management fees.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

34	OPPENHEIMER CORE BOND FUND/VA

NOTES TO  FINANCIAL STATEMENTS    Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

Valuations of derivative instruments as of December 31, 2012 are as follows:

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value		Statement of Assets and Liabilities Location	Value
Interest rate contracts	Futures margins	$51,071	*	Futures margins	$70,344	*

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

35	OPPENHEIMER CORE BOND FUND/VA

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments from unaffiliated companies*	Closing and expiration of futures contracts	Total
Interest rate contracts	$(13,437)	$303,962	$290,525

*Includes purchased option contracts, purchased swaption contracts and written option contracts exercised, if any.

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Futures contracts
Interest rate contracts	$(131,720)

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a financial instrument, or currency, at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.

Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

During the year ended December 31, 2012, the Fund had an ending monthly average market value of $11,695,712 and $36,753,528 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale

36	OPPENHEIMER CORE BOND FUND/VA

NOTES TO  FINANCIAL STATEMENTS    Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

The Fund has purchased call options on treasury and/or euro futures to increase exposure to interest rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

During the year ended December 31, 2012, the Fund had an ending monthly average market value of $846 on purchased call options.

As of December 31, 2012, the Fund had no outstanding purchased options.

7. Restricted Securities

As of December 31, 2012, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

8. Subsequent Event

The Board of Trustees of the Fund recently approved a series of modifications to the Fund’s investment advisory and transfer agency arrangements in connection with internal corporate restructuring efforts at OppenheimerFunds, Inc. (“OFI”). As a result of these modifications, on January 1, 2013 (the “Effective Date”), OFI Global Asset Management, Inc. (“OFI Global”), a wholly-owned subsidiary of OFI, became the investment adviser and transfer agent to the Fund under the terms of the Fund’s advisory agreement and transfer agency agreement, respectively. OFI Global, in turn, entered into a new sub-advisory agreement for the Fund, on the Effective Date, whereby OFI Global will have oversight and supervisory responsibilities and OFI will choose the Fund’s investments and provide related advisory services to the Fund. In addition, on the Effective Date, OFI Global entered into a sub-transfer agency agreement with Shareholder Services, Inc. doing business as OppenheimerFunds Services, a wholly-owned subsidiary of OFI, under which it will be responsible for providing transfer agency services to the Fund.

The realignment of advisory service responsibility between OFI Global and OFI did not result in any change in the persons managing the assets of the Fund, the level or nature of the advisory services provided to the Fund, or the fees charged to the Fund.

9. Pending Litigation

Since 2009, a number of class action lawsuits have been pending in federal courts against OppenheimerFunds, Inc., the Fund’s Adviser through December 31, 2012 and Sub-Adivser effective January 1, 2013 (the “Manager”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs

37	OPPENHEIMER CORE BOND FUND/VA

in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against the Manager and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

The Manager believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

38	OPPENHEIMER CORE BOND FUND/VA

REPORT OF  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Variable Account Funds:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Core Bond Fund/VA (a separate series of Oppenheimer Variable Account Funds), including the statement of investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights of Oppenheimer Core Bond Fund/VA for the year ended December 31, 2008 were audited by other auditors whose report dated February 11, 2009 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Core Bond Fund/VA as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

February 19, 2013

39	OPPENHEIMER CORE BOND FUND/VA

FEDERAL INCOME TAX INFORMATION    Unaudited

In early 2013, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2012.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

40	OPPENHEIMER CORE BOND FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT

ADVISORY AGREEMENT    Unaudited

Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio managers and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Krishna Memani and Peter Strzalkowski, the portfolio managers for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.

Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other intermediate investment-grade debt funds underlying variable insurance products. The Board considered that the Fund outperformed its performance universe median during

41	OPPENHEIMER CORE BOND FUND/VA

the one-year and three-year periods, although it underperformed its performance universe median during the five- and ten-year periods. The Board also considered the appointment of a new portfolio manager on April 1, 2009, and it considered the Manager’s assertion that the Investment Grade Fixed Income Team has been repositioning the portfolio gradually to better take advantage of changing market conditions. The Board considered the Fund’s recent improved performance in light of those changes, ranking in the first quintile for the one-year period.

Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other intermediate investment-grade debt funds underlying variable insurance products. In reviewing the fees and expenses charged to the VA funds, the Board considered the Manager’s assertion that, because there is much greater disparity in the fees and services that may be provided by a manager to a VA fund as opposed to a retail fund, when comparing the expenses of the various VA funds to those of retail funds, it is most appropriate to focus on total expenses (rather than on the management fees). Accordingly, while the Board reviewed and considered all expenses, it focused on total expenses. The Board considered that the Fund’s total expenses were above its expense group median and average, and that its actual management fees were lower than its expense group median but higher than its expense group average. The Board considered that the Manager has voluntarily agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit “Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursement” (excluding (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; (iii) certain other expenses attributable to, and incurred as a result of, a Fund’s investments; and (iv) other extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Fund’s business) to annual rates of 0.75% for Non-Service shares and 1.00% for Service shares as calculated on the daily net assets of the Fund. This waiver and/or reimbursement may be amended or withdrawn at any time without prior notice to shareholders.

Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates. The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement. In addition, the Board, including a majority of the Independent Trustees, approved the restructuring of the Fund’s investment advisory arrangement so that effective January 1, 2013, (i) OFI Global Asset Management, Inc. (“OFI Global”), a wholly owned subsidiary of the Manager, will serve as the investment adviser to the Fund in place of the Manager under a Restated Advisory Agreement (“Restated

42	OPPENHEIMER CORE BOND FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT

ADVISORY AGREEMENT    Unaudited / Continued

Advisory Agreement”), and (ii) OFI Global will enter into a Sub-Advisory Agreement (“Sub-Advisory Agreement”) with the Manager to provide investment sub-advisory services to the Fund. OFI Global will pay the Manager a percentage of the net investment advisory fee (after all applicable waivers have been deducted) that it receives from the Fund. The Agreement will continue until earlier of August 31, 2013 or the effective date of the Restated Advisory Agreement between the Fund and OFI Global. The Restated Advisory Agreement and Sub-Advisory Agreement will continue until August 31, 2013.

In arriving at its decisions, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, Restated Advisory Agreement and Sub-Advisory Agreement, including the management fees, in light of all the surrounding circumstances.

43	OPPENHEIMER CORE BOND FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS    Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies (“portfolio proxies”) relating to securities held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Fund’s Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

44	OPPENHEIMER CORE BOND FUND/VA

TRUSTEES AND OFFICERS   Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Sam Freedman, Chairman of the Board of Trustees (since 2012) and Trustee (since 1996) Age: 72	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Sub-Adviser and with subsidiary or affiliated companies of the Sub-Adviser (until October 1994). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edward L. Cameron, Trustee (since 1999) Age: 74	Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000-June 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July 1994-June 1998). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Cameron has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 1990) Age: 70	Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Sub-Adviser; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Sub-Adviser), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard Grabish, Trustee (since 2012) Age: 64	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2002) Age: 66	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 36 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

45	OPPENHEIMER CORE BOND FUND/VA

Victoria J. Herget, Trustee (since 2012) Age: 61	Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (and its predecessor firms); Board Chair (2008-Present) and Director (2004-Present), United Educators (insurance company); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee (since 2000) and Chair (since 2010), Newberry Library; Trustee, Mather LifeWays (since 2001); Trustee, BoardSource (2006-2009) and Chicago City Day School (1994-2005). Oversees 36 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Trustee (since 2002) Age: 68	Board of Directors of Opera Colorado Foundation (non-profit organization) (since March 2008); Director of Jones Knowledge, Inc. (2006-2010); Director of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank & Trust (commercial banking) (since August 2003); Director of Colorado UpLIFT (charitable organization) (1986-2010); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of Jones Knowledge, Inc. (2001-July 2004); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991) and Trustee (1984-1999) of Young Presidents Organization. Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

F. William Marshall, Jr., Trustee (since 2000) Age: 69	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996) and MML Series Investment Fund (investment company) (since 1996) and Mass Mutual Premier Funds (investment company) (since January 2012); President and Treasurer of the SIS Funds (private charitable fund) (January 1999-March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 40 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Age: 59	Partner (1990-2012) of PricewaterhouseCoopers LLP (held various positions 1975-1990); Trustee (1992-2006) and member of Executive, Nominating and Audit Committees and Chair of Finance Committee of Lehigh University; and member, Women’s Investment Management Forum since inception. Oversees 36 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Age: 67	Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee, Audit Committee member and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Executive Committee Member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

46	OPPENHEIMER CORE BOND FUND/VA

TRUSTEES AND OFFICERS   Unaudited / Continued

INTERESTED TRUSTEE AND OFFICER	The address of Mr. Glavin is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Glavin serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin is an Interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

William F. Glavin, Jr., Trustee, President and Principal Executive Officer (since 2009) Age: 54	Chief Executive Officer of OppenheimerFunds (since January 2013); Director, Chief Executive Officer and President of the Manager (since January 2013); Chairman of the Sub-Adviser (December 2009-December 2012); Chief Executive Officer (January 2009-December 2012) and Director of the Sub-Adviser (since January 2009); President of the Sub-Adviser (May 2009-December 2012); Management Director (since June 2009), President (since December 2009) and Chief Executive Officer (since January 2011) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (since March 2010); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 86 portfolios in the OppenheimerFunds complex.
OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Memani, Strzalkowski, Gabinet and Ms. Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Krishna Memani, Vice President (since 2009) Age: 52	President of the Sub-Adviser (since January 2013); Chief Investment Officer, Fixed Income of the Sub-Adviser (since January 2013) and Head of the Investment Grade Fixed Income Team of the Sub-Adviser (since March 2009). Director of Fixed Income of the Sub-Adviser (October 2010-December 2012) and Senior Vice President (March 2009-December 2012). Mr. Memani was a Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities (June 2006-January 2009). He was the Chief Credit Strategist at Credit Suisse Securities (August 2002-March 2006). He was a Managing Director and Senior Portfolio Manager at Putnam Investments (September 1998-June 2002). A portfolio manager and an officer of 14 portfolios in the OppenheimerFunds complex.

Peter A. Strzalkowski, Vice President (since 2009) Age: 47	Vice President of the Sub-Adviser (since August 2007), CFA and a member of the Sub-Adviser’s Investment Grade Fixed Income Team (since April 2009). Prior to joining the Sub-Adviser, Managing Partner and Chief Investment Officer of Vector Capital Management, LLC, a structured products money management firm he founded, (July 2006-August 2007); a Senior Portfolio Manager at Highland Capital Management, L.P. (June 2005-July 2006) and a Senior Fixed Income Portfolio Manager at Microsoft Corp. (June 2003-June 2005); a Vice President and Senior Fixed Income Portfolio Manager at First Citizens Bank Trust, Capital Management Group (April 2000-June 2003); a Vice President and Fixed Income Portfolio Manager at Centura Banks (November 1998-April 2000). A portfolio manager and officer of 6 portfolios in the OppenheimerFunds complex.

47	OPPENHEIMER CORE BOND FUND/VA

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Age: 54	General Counsel of OppenheimerFunds (since January 2013); Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 86 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Age: 39	Senior Vice President of OppenheimerFunds Distributor, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (July 2010-December 2012); Vice President of the Sub-Adviser (January 2003-July 2010); Vice President of OppenheimerFunds Distributor, Inc. (January 2003-July 2010). An officer of 86 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 62	Chief Compliance Officer of OppenheimerFunds (since January 2013); Senior Vice President and Chief Compliance Officer of the Manager (since January 2013); Chief Compliance Officer of OFI SteelPath, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (March 2004-December 2012); Chief Compliance Officer of the Sub-Adviser, OppenheimerFunds Distributor, Inc., OFI Trust Company, OFI Institutional Asset Management, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (June 1983-December 2012). An officer of 86 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 53	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 86 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.988.8287.

48	OPPENHEIMER CORE BOND FUND/VA

OPPENHEIMER CORE BOND FUND/VA

A Series of Oppenheimer Variable Account Funds
Manager	OFI Global Asset Management, Inc.
Sub-Adviser	OppenheimerFunds, Inc.
Distributor	OppenheimerFunds Distributor, Inc.
Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.
Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services
Independent Registered Public Accounting Firm	KPMG LLP
Counsel	K&L Gates LLP

Before investing, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

©2013 OppenheimerFunds, Inc. All rights reserved.

December 31, 2012

Oppenheimer Global Securities Fund/VA A Series of Oppenheimer Variable Account Funds	Annual Report

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Financial Statements

OPPENHEIMER GLOBAL SECURITIES FUND/VA

Portfolio Manager: Rajeev Bhaman, CFA

Average Annual Total Returns For the Periods Ended 12/31/12

	1-Year	5-Year	10-Year
Non-Service Shares	21.27%	1.52%	10.15%
Service Shares	20.95	1.26	9.89

	1-Year	5-Year	Since Inception (5/1/03)
Class 3 Shares	21.23%	1.50%	10.55%

	1-Year	5-Year	Since Inception (5/3/04)
Class 4 Shares	20.95%	1.26%	6.74%

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

Top Ten Common Stock Holdings
Telefonaktiebolaget LM Ericsson, Cl. B	3.2%
eBay, Inc.	2.9
SAP AG	2.5
Siemens AG	2.2
UBS AG	2.2
LVMH Moet Hennessy Louis Vuitton SA	2.0
Google, Inc., Cl. A	2.0
European Aeronautic Defence & Space Co. NV	2.0
Industria de Diseno Textil SA (Inditex)	1.9
Colgate-Palmolive Co.	1.9

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2012, and are based on net assets.

Regional Allocation

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2012, and are based on the total market value of investments.

2	OPPENHEIMER GLOBAL SECURITIES FUND/VA

FUND PERFORMANCE DISCUSSION

The Fund’s Non-Service shares returned 21.27% over the one-year period ended December 31, 2012, outperforming its benchmark, the MSCI World Index (the “Index”), which returned 15.83%. The Fund’s performance was led by contributions from its holdings in its two largest sector weights—information technology and consumer discretionary.

Global Market and Economic Environment

The reporting period was characterized by volatility in the markets, with global equities generally producing gains despite sustained macroeconomic concerns. The early part of the year was one of improved market sentiment in which the United States managed to avoid a return to recession and European policymakers appeared to take steps to address the region’s sovereign debt and banking sector crises especially with the implementation of the dual Long-Term Refinancing Operations by the European Central Bank (the “ECB”), which provided sorely needed liquidity.

The second quarter, on the other hand, saw a reversal of sentiment. Fears of policy paralysis and a perceived lack of consensus for action on the part of governments, combined with further evidence of a shrinking Europe with rampant unemployment, led to borrowing costs rising meaningfully for peripheral Europe. Consequent worries about the sustainability of the euro-arrangement led to broad market declines. Slower than expected U.S. and Chinese Gross Domestic Product (“GDP”) growth and seemingly intractably high unemployment rates hurt consumer confidence and contributed to these declines.

The period ended on a positive note for the markets as increased stimulus measures taken by the ECB and the U.S. Federal Reserve (the “Fed”) helped boost global equity markets during the third quarter. The ECB committed to potentially unlimited bond purchases to ease financing pressure on countries like Spain and Italy. Under the plan, these and other members of the European Union (excluding Greece) will be able to maintain access to funding at sustainable interest rates, on the condition that they continue with strict reform programs. In the U.S., the Fed introduced a third round of quantitative easing (“QE3”), under which it announced plans to purchase mortgage-backed bonds on a monthly basis until the labor market shows signs of substantial improvement. While these actions and a last minute temporary resolution of the so-called fiscal cliff enacted by the U.S. Congress largely prevented the markets from trading in negative territory in the final quarter, a number of concerns throughout the globe remained and presented the possibility for future market volatility.

Top Individual Contributors

eBay, Inc. made the most meaningful contribution to the Fund’s performance. eBay is a leading global e-commerce company with a significant payments business in PayPal. Improvements in the navigability and functionality of the company’s site led to better completion rates on transactions and hence higher sales. The take-up of PayPal in both on-line and off-line environments continued strongly, helping drive both revenues and profits above expectations. We believe that eBay’s success may continue as the value proposition of all its offerings, both in the shopping and payments arenas, continues to find increased traction among buyers and sellers alike.

Industria de Diseno Textil SA (“Inditex”), SAP AG, Amylin Pharmaceuticals, Inc. and Assa Abloy AB also had a strong positive impact on performance. Inditex is a global fast fashion designer, manufacturer and retailer of clothing headquartered in Spain, whose best known brand is Zara. Despite the gloomy economic environment plaguing Spain and Europe generally, Inditex continued to grow profitably worldwide, becoming a reference for consumers everywhere. We believe the company’s product strategy, centralized design and distribution, and prime store locations give it an advantage that is hard to replicate, thus allowing it to continue to grow steadily for the foreseeable future.

Germany-based SAP is the business software that many significant businesses in the world use to run their enterprises. Whether it is Enterprise Resource Planning or Business Intelligence or Analytics or Governance, SAP is ubiquitous. We believe the company can continue to grow its lead over the competition through new drivers, such as its launch of HANA (High-Performance Analytical Appliance), a product which enables businesses to process and analyze data faster and more cost effectively in-memory, and its acquisitions of SuccessFactors and Ariba, both cloud-based business models. Our position in Amylin Pharmaceuticals was acquired by Bristol Myers Squibb and AstraZeneca at a substantial premium.

Assa Abloy, a Swedish lock manufacturer, continued to consolidate local lock manufacturing throughout the world and grow earnings in a low growth environment. In addition to steady demand for its mechanical locks and security products, we believe Assa Abloy should benefit from the shift to electromechanically driven locksets, which may increase the cadence of sales growth as those types of locks need more frequent replacement.

Top Individual Detractors

The most significant detractors from performance this period were Iluka Resources Ltd., Credit Suisse Group AG and Facebook, Inc. Iluka Resources is an Australian low-cost producer of zircon and titanium dioxide (TiO2). The roiling of the commodities markets on the back of China’s slowdown in growth hit Iluka doubly hard as China is its most significant market. Iluka’s products are used primarily in paint and glazed tiles. Improving home quality demands, particularly in emerging markets, is the driver of our investment thesis for Iluka. As a top three producer of both high quality TiO2 and zircon, we believe the opportunity for meaningful growth in the future from people’s increased use of glazed tiles and better paint in floors and walls in warmer climate countries remains despite the current slowdown in housing development in India and China.

Difficult financial market circumstances with low risk taking and low volumes hurt revenues at both the investment bank and the private bank of Credit Suisse. More stringent capital demands from the Swiss regulator added to its woes. Facebook is the world’s largest social networking site, with one billion users. Its stock was negatively impacted by concerns that the company’s revenues will be hurt by users’ shift to mobile devices, where the assumption is that ad revenue per user will be lower than it is for desktop users. We believe that the market has underestimated Facebook’s ability to monetize the transition to mobile and that the company is putting the right resources in place to capture this large opportunity.

3	OPPENHEIMER GLOBAL SECURITIES FUND/VA

FUND PERFORMANCE DISCUSSION

Strategy & Outlook

The Fund seeks to invest in high quality, global market leaders that have the potential to grow faster than the general global economy over the long term. We focus on companies within industries that are being driven by secular growth trends and that have the financial strength to fund their own growth, producing positive returns on invested capital and demonstrating good cash flow generation characteristics. We are also disciplined about the price we pay for these securities, as this is a crucial component to outperforming the broad global equity market over a three- to five-year investment horizon. We prefer to purchase securities when others believe the companies are structurally disadvantaged.

While we are cognizant of shorter-term gyrations in the market due to macroeconomic headwinds, we remain focused on our long-term investment strategy, which does not attempt to optimize the portfolio for a particular market environment.

We believe that lingering concerns about the global macroeconomic environment will result in continued market volatility, and remain focused on our investment strategy. We focus on purchasing high quality growth companies at attractive prices and that have what we consider significant growth opportunities over a five-year investment horizon. Currently, that has led us to heavy concentrations in information technology and consumer discretionary stocks.

Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The Fund’s prospectus and summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or it affiliates.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each share class of the Fund held until December 31, 2012. In the case of Non-Service shares and Service shares, performance is measured over a ten-fiscal-year period. In the case of Class 3 shares, performance is measured from inception of the class on May 1, 2003. In the case of Class 4 shares, performance is measured from inception of the class on May 3, 2004. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

The Fund’s performance is compared to the performance of the MSCI World Index, an index of issuers listed on stock exchanges of foreign countries and the United States. It is widely recognized as a measure of global stock market performance. Index performance includes reinvestment of income but does not reflect transaction costs, fees or expenses. The Index is unmanaged and cannot be purchased directly by investors. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index.

4	OPPENHEIMER GLOBAL SECURITIES FUND/VA

FUND PERFORMANCE DISCUSSION

Non-Service Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:

Average Annual Total Returns of Non-Service Shares of the Fund at 12/31/12
1-Year	21.27%	5-Year	1.52%	10-Year	10.15%

Service Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:

Average Annual Total Returns of Service Shares of the Fund at 12/31/12
1-Year	20.95%	5-Year	1.26%	10-Year	9.89%

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

5	OPPENHEIMER GLOBAL SECURITIES FUND/VA

FUND PERFORMANCE DISCUSSION

Class 3 Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:

Average Annual Total Returns of Class 3 Shares of the Fund at 12/31/12
1-Year	21.23%	5-Year	1.50%	Since Inception (5/1/03)	10.55%

Class 4 Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:

Average Annual Total Returns of Class 4 Shares of the Fund at 12/31/12
1-Year	20.95%	5-Year	1.26%	Since Inception (5/3/04)	6.74%

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

6	OPPENHEIMER GLOBAL SECURITIES FUND/VA

FUND EXPENSES

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2012.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During 6 Months Ended December 31, 2012
Non-Service shares	$1,000.00	$1,156.30	$4.07
Service shares	1,000 .00	1,154 .70	5 .43
Class 3 shares	1,000 .00	1,155 .90	4 .07
Class 4 shares	1,000 .00	1,154 .70	5 .43

Hypothetical (5% return before expenses)
Non-Service shares	1,000 .00	1,021 .37	3 .82
Service shares	1,000 .00	1,020 .11	5 .09
Class 3 shares	1,000 .00	1,021 .37	3 .82
Class 4 shares	1,000 .00	1,020 .11	5 .09

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended December 31, 2012 are as follows:

Class	Expense Ratios
Class Non-Service	0.75%
Class Service	1.00
Class Class 3	0.75
Class Class 4	1.00

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

7	OPPENHEIMER GLOBAL SECURITIES FUND/VA

STATEMENT OF INVESTMENTS    December 31, 2012

	Shares	Value
Common Stocks—99.1%
Consumer Discretionary—18.8%
Automobiles—1.9%
Bayerische Motoren Werke (BMW) AG, Preference	777,404	$50,237,354
Hotels, Restaurants & Leisure—3.6%
Carnival Corp.	1,091,706	40,142,030
Lottomatica Group SpA	454,833	10,326,137
McDonald’s Corp.	507,220	44,741,876

		95,210,043
Media—4.9%
Grupo Televisa SAB, Sponsored ADR	969,376	25,766,014
McGraw-Hill Cos., Inc. (The)	651,140	35,597,824
Walt Disney Co. (The)	980,760	48,832,040
Zee Entertainment Enterprises Ltd.	4,094,715	16,536,283

		126,732,161
Multiline Retail—1.8%
PPR	247,690	46,049,275
Specialty Retail—3.5%
Industria de Diseno Textil SA (Inditex)	364,621	51,082,590
Kingfisher plc	1,968,942	9,086,790
Tiffany & Co.	609,290	34,936,689

		95,106,069
Textiles, Apparel & Luxury Goods—3.1%
Brunello Cucinelli SpA[1]	143,920	2,548,015
LVMH Moet Hennessy Louis Vuitton SA	285,360	53,175,998
Tod’s SpA	209,868	26,757,951

		82,481,964
Consumer Staples—8.7%
Beverages—3.4%
Carlsberg AS, Cl. B	203,544	20,011,345
Compania de Bebidas das Americas, Preference, Sponsored ADR	595,675	25,012,393
Fomento Economico Mexicano SAB de CV, UBD	4,406,450	44,124,838

		89,148,576
Food & Staples Retailing—0.4%
E-Mart Co. Ltd.[1]	41,610	9,250,337
Food Products—3.0%
Nestle SA	456,400	29,739,726
Unilever plc	1,304,503	49,516,093

		79,255,819
Household Products—1.9%
Colgate-Palmolive Co.	481,880	50,375,735
Energy—4.0%
Energy Equipment & Services—2.8%
Technip SA	425,350	48,970,183
Transocean Ltd.	505,762	22,582,273

		71,552,456
Oil, Gas & Consumable Fuels—1.2%
Repsol SA	941,660	19,338,546
Total SA	246,440	12,755,121

		32,093,667
Financials—15.3%
Capital Markets—3.3%
Credit Suisse Group AG1	413,898	10,385,255
Goldman Sachs Group, Inc. (The)	168,630	21,510,443
UBS AG1	3,587,133	56,411,881

		88,307,579
Commercial Banks—5.2%
Banco Bilbao Vizcaya Argentaria SA	3,714,134	34,121,199
ICICI Bank Ltd., Sponsored ADR	974,400	42,493,584
Itau Unibanco Holding SA, Preference, ADR	1,642,800	27,040,488
Societe Generale[1]	265,409	9,983,149
Sumitomo Mitsui Financial Group, Inc.	636,000	23,105,258

		136,743,678
Diversified Financial Services—1.4%
BM&FBovespa SA	4,194,900	29,281,807
Citigroup, Inc.	172,710	6,832,408
		36,114,215

	Shares	Value
Insurance—4.9%
Allianz SE	328,539	$45,447,049
Dai-ichi Life Insurance Co. Ltd. (The)	21,622	30,423,124
Fidelity National Financial, Inc., Cl. A	687,020	16,179,321
Prudential plc	2,685,537	37,472,053

		129,521,547
Real Estate Management & Development—0.5%
DLF Ltd.	3,100,027	13,186,751
Health Care—9.8%
Biotechnology—2.3%
Amgen, Inc.	174,970	15,103,410
Gilead Sciences, Inc.[1]	292,370	21,474,577
Theravance, Inc.[1]	598,130	13,320,355
ThromboGenics NV1	173,111	9,565,809

		59,464,151
Health Care Equipment & Supplies—1.4%
Zimmer Holdings, Inc.	538,630	35,905,076
Health Care Providers & Services—3.3%
Aetna, Inc.	856,390	39,650,857
WellPoint, Inc.	760,435	46,325,700

		85,976,557
Pharmaceuticals—2.8%
Allergan, Inc.	93,810	8,605,191
Bayer AG	453,800	43,061,629
Roche Holding AG	115,713	23,573,620

		75,240,440
Industrials—13.1%
Aerospace & Defense—3.0%
Embraer SA, ADR	867,823	24,741,634
European Aeronautic Defence & Space Co. NV	1,311,650	51,407,892

		76,149,526
Air Freight & Couriers—1.0%
United Parcel Service, Inc., Cl. B	349,160	25,743,567
Building Products—1.9%
Assa Abloy AB, Cl. B	1,328,498	50,025,212
Construction & Engineering—0.7%
FLSmidth & Co. AS	333,542	19,484,940
Electrical Equipment—2.0%
Emerson Electric Co.	445,690	23,603,742
Nidec Corp.	253,000	14,794,136
Prysmian SpA	708,371	14,331,831

		52,729,709
Industrial Conglomerates—3.6%
3M Co.	402,670	37,387,910
Siemens AG	526,478	57,122,804
		94,510,714
Machinery—0.8%
FANUC Corp.	118,800	22,092,503
Road & Rail—0.1%
All America Latina Logistica	744,700	3,051,845
Information Technology—26.3%
Communications Equipment—4.3%
Juniper Networks, Inc.[1]	1,426,760	28,064,369
Telefonaktiebolaget LM Ericsson, Cl. B	8,278,064	83,262,950

		111,327,319
Computers & Peripherals—0.5%
Fusion-io, Inc.1	551,160	12,638,099
Electronic Equipment, Instruments, & Components—3.6%
Hoya Corp.	647,000	12,738,751
Keyence Corp.	110,711	30,503,510
Kyocera Corp.	172,300	15,624,362
Murata Manufacturing Co. Ltd.	560,500	33,057,598

		91,924,221
Internet Software & Services—5.6%
eBay, Inc.[1]	1,499,210	76,489,694
Facebook, Inc., Cl. A1	685,770	18,262,055
Google, Inc., Cl. A1	72,900	51,713,073

		146,464,822
IT Services—0.9%
Infosys Ltd.	548,218	23,363,117

8	OPPENHEIMER GLOBAL SECURITIES FUND/VA

	Shares	Value
Semiconductors & Semiconductor Equipment—4.5%
Altera Corp.	1,405,440	$48,403,354
Maxim Integrated Products, Inc.	1,494,095	43,926,393
Taiwan Semiconductor Manufacturing Co. Ltd.	7,876,184	26,309,096

		118,638,843
Software—6.9%
Adobe Systems, Inc.[1]	1,027,043	38,698,980
Intuit, Inc.	708,360	42,147,420
Microsoft Corp.	1,323,540	35,378,224
SAP AG	812,212	65,064,488

		181,289,112
Materials—1.3%
Chemicals—1.0%
Linde AG	145,840	25,410,199
Metals & Mining—0.3%
Iluka Resources Ltd.	864,100	8,373,778
Telecommunication Services—1.3%
Wireless Telecommunication Services—1.3%
KDDI Corp.	477,100	33,699,960

	Shares	Value
Utilities—0.5%
Electric Utilities—0.5%
Fortum OYJ	739,751	$13,911,396
Total Common Stocks (Cost $1,750,649,998)		2,598,782,332

	Units
Rights, Warrants and Certificates—0.0%
Repsol SA Rts., Strike Price 0.001EUR, Exp. 1/10/131 (Cost $—)	941,660	574,240

	Shares
Investment Company—1.2%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.15%[2,3]
(Cost $30,612,139)	30,612,139	30,612,139
Total Investments, at Value (Cost $1,781,262,137)	100.3%	2,629,968,711
Liabilities in Excess of Other Assets	(0.3)	(7,600,245)
Net Assets	100.0%	$2,622,368,466

Footnotes to Statement of Investments

1. Non-income producing security.

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended December 31, 2012, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 30, 2011[a]	Gross Additions		Gross Reductions	Shares December 31, 2012
Oppenheimer Institutional Money Market Fund, Cl. E	36,459,796		263,526,960	269,374,617	30,612,139

				Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E		$		30,612,139	$51,653

a. December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

3. Rate shown is the 7-day yield as of December 31, 2012.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$1,015,184,824	38.7%
Germany	286,343,523	10.9
Japan	216,039,202	8.4
France	170,933,726	6.5
Sweden	133,288,162	5.1
Switzerland	120,110,482	4.5
Brazil	109,128,167	4.1
Spain	105,116,575	3.9
United Kingdom	96,074,936	3.6
India	95,579,735	3.6
Mexico	69,890,852	2.7
Italy	53,963,934	2.0
Netherlands	51,407,892	2.0
Denmark	39,496,285	1.5
Taiwan	26,309,096	1.0
Finland	13,911,396	0.5
Belgium	9,565,809	0.4
South Korea	9,250,337	0.3
Australia	8,373,778	0.3

Total	$2,629,968,711	100.0%

Spot Currency Exchange Contracts as of December 31, 2012 are as follows:
Broker/Contract Description	Buy/Sell	Contract Amount (000’s)	Expiration Date	Value	Unrealized Depreciation
Goldman Sachs & Co.:
Swedish Krona (SEK)	Sell	6,668 SEK	1/4/13	$1,025,402	$1,877

See accompanying Notes to Financial Statements.

9	OPPENHEIMER GLOBAL SECURITIES FUND/VA

STATEMENT OF  ASSETS AND LIABILITIES    December 31, 2012

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $1,750,649,998)	$2,599,356,572
Affiliated companies (cost $30,612,139)	30,612,139
2,629,968,711
Cash	451
Receivables and other assets:
Dividends	1,304,659
Investments sold	1,025,402
Other	214,041
Total assets	2,632,513,264
Liabilities
Unrealized depreciation on foreign currency exchange contracts	1,877
Payables and other liabilities:
Shares of beneficial interest redeemed	9,264,860
Distribution and service plan fees	245,291
Transfer and shareholder servicing agent fees	228,362
Shareholder communications	124,695
Foreign capital gains tax	84,673
Trustees’ compensation	68,522
Other	126,518
Total liabilities	10,144,798
Net Assets	$2,622,368,466
Composition of Net Assets
Par value of shares of beneficial interest	$80,869
Additional paid-in capital	1,776,217,398
Accumulated net investment income	35,518,126
Accumulated net realized loss on investments and foreign currency transactions	(38,064,869)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	848,616,942
Net Assets	$2,622,368,466
Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $1,252,127,508 and 38,470,124 shares of beneficial interest outstanding)	$32.55
Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $1,130,387,544 and 35,048,218 shares of beneficial interest outstanding)	$32.25
Class 3 Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $164,477,199 and 5,018,452 shares of beneficial interest outstanding)	$32.77
Class 4 Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $75,376,215 and 2,332,401 shares of beneficial interest outstanding)	$32.32

See accompanying Notes to Financial Statements.

10	OPPENHEIMER GLOBAL SECURITIES FUND/VA

STATEMENT OF  OPERATIONS    For the Year Ended December 31, 2012

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $4,305,852)	$56,028,560
Affiliated companies	51,653
Interest	1,134
Total investment income	56,081,347
Expenses
Management fees	15,919,693
Distribution and service plan fees:
Service shares	2,674,031
Class 4 shares	175,308
Transfer and shareholder servicing agent fees:
Non-Service shares	1,209,507
Service shares	1,072,229
Class 3 shares	161,178
Class 4 shares	69,959
Shareholder communications:
Non-Service shares	129,302
Service shares	115,680
Class 3 shares	17,104
Class 4 shares	7,447
Custodian fees and expenses	240,736
Trustees’ compensation	63,404
Administration service fees	1,500
Other	25,644
Total expenses	21,882,722
Less waivers and reimbursements of expenses	(26,084)
Net expenses	21,856,638
Net Investment Income	34,224,709
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies	(2,371,370)
Foreign currency transactions	23,158,513
Total net realized gain	20,787,143
Net change in unrealized appreciation/depreciation on:
Investments (net of foreign capital gains tax of $84,673)	455,217,036
Translation of assets and liabilities denominated in foreign currencies	(27,975,117)
Total net change in unrealized appreciation/depreciation	427,241,919
Net Increase in Net Assets Resulting from Operations	$482,253,771

See accompanying Notes to Financial Statements.

11	OPPENHEIMER GLOBAL SECURITIES FUND/VA

STATEMENTS OF  CHANGES IN NET ASSETS

	Year Ended December 31, 2012	Year Ended December 30, 2011[1]
Operations
Net investment income	$34,224,709	$55,375,926
Net realized gain (loss)	20,787,143	(4,932,906)
Net change in unrealized appreciation/depreciation	427,241,919	(266,645,479)
Net increase (decrease) in net assets resulting from operations	482,253,771	(216,202,459)
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(25,848,197)	(17,234,287)
Service shares	(20,625,132)	(11,357,368)
Class 3 shares	(3,444,499)	(2,447,497)
Class 4 shares	(1,338,372)	(819,361)
	(51,256,200)	(31,858,513)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares	(120,462,188)	(124,782,917)
Service shares	(57,616,385)	5,153,335
Class 3 shares	(21,486,893)	(27,368,355)
Class 4 shares	(4,855,491)	(5,984,377)
	(204,420,957)	(152,982,314)
Net Assets
Total increase (decrease)	226,576,614	(401,043,286)
Beginning of period	2,395,791,852	2,796,835,138
End of period (including accumulated net investment income of $35,518,126 and $46,346,747, respectively)	$2,622,368,466	$2,395,791,852

1. December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

12	OPPENHEIMER GLOBAL SECURITIES FUND/VA

FINANCIAL  HIGHLIGHTS

Non-Service Shares	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008

Per Share Operating Data
Net asset value, beginning of period	$27.46	$30.30	$26.50	$20.21	$36.60
Income (loss) from investment operations:
Net investment income[2]	0.44	0.65	0.33	0.33	0.55
Net realized and unrealized gain (loss)	5.29	(3.11)	3.85	6.94	(14.46)
Total from investment operations	5.73	(2.46)	4.18	7.27	(13.91)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.64)	(0.38)	(0.38)	(0.50)	(0.46)
Distributions from net realized gain	0.00	0.00	0.00	(0.48)	(2.02)
Total dividends and/or distributions to shareholders	(0.64)	(0.38)	(0.38)	(0.98)	(2.48)
Net asset value, end of period	$32.55	$27.46	$30.30	$26.50	$20.21
Total Return, at Net Asset Value[3]	21.27%	(8.29)%	15.96%	39.77%	(40.19)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,252,127	$1,165,141	$1,410,764	$1,364,597	$1,150,113
Average net assets (in thousands)	$1,206,244	$1,335,403	$1,336,110	$1,206,240	$1,679,720
Ratios to average net assets:[4]
Net investment income	1.48%	2.17%	1.22%	1.51%	1.95%
Total expenses[5]	0.76%	0.76%	0.76%	0.75%	0.65%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.76%	0.76%	0.76%	0.75%	0.65%
Portfolio turnover rate	14%	13%	15%	11%	19%

1. December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2012	0.76%
Year Ended December 30, 2011	0.76%
Year Ended December 31, 2010	0.76%
Year Ended December 31, 2009	0.75%
Year Ended December 31, 2008	0.65%

See accompanying Notes to Financial Statements.

13	OPPENHEIMER GLOBAL SECURITIES FUND/VA

FINANCIAL  HIGHLIGHTS     / (Continued)

Service Shares	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008

Per Share Operating Data
Net asset value, beginning of period	$27.21	$30.04	$26.28	$20.02	$36.27
Income (loss) from investment operations:
Net investment income[2]	0.36	0.56	0.26	0.27	0.47
Net realized and unrealized gain (loss)	5.25	(3.08)	3.82	6.90	(14.32)
Total from investment operations	5.61	(2.52)	4.08	7.17	(13.85)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.57)	(0.31)	(0.32)	(0.43)	(0.38)
Distributions from net realized gain	0.00	0.00	0.00	(0.48)	(2.02)
Total dividends and/or distributions to shareholders	(0.57)	(0.31)	(0.32)	(0.91)	(2.40)
Net asset value, end of period	$32.25	$27.21	$30.04	$26.28	$20.02
Total Return, at Net Asset Value[3]	20.95%	(8.53)%	15.70%	39.36%	(40.33)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,130,388	$1,003,839	$1,101,584	$980,485	$772,107
Average net assets (in thousands)	$1,069,295	$1,091,128	$997,627	$830,887	$1,051,239
Ratios to average net assets:[4]
Net investment income	1.23%	1.90%	0.96%	1.23%	1.70%
Total expenses[5]	1.01%	1.01%	1.01%	1.00%	0.90%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.01%	1.01%	1.01%	1.00%	0.90%
Portfolio turnover rate	14%	13%	15%	11%	19%

1. December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2012	1.01%
Year Ended December 30, 2011	1.01%
Year Ended December 31, 2010	1.01%
Year Ended December 31, 2009	1.00%
Year Ended December 31, 2008	0.90%

See accompanying Notes to Financial Statements.

14	OPPENHEIMER GLOBAL SECURITIES FUND/VA

FINANCIAL  HIGHLIGHTS     / (Continued)

Class 3 Shares	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008

Per Share Operating Data
Net asset value, beginning of period	$27.65	$30.50	$26.67	$20.34	$36.82
Income (loss) from investment operations:
Net investment income[2]	0.44	0.66	0.33	0.33	0.56
Net realized and unrealized gain (loss)	5.32	(3.13)	3.88	6.98	(14.56)
Total from investment operations	5.76	(2.47)	4.21	7.31	(14.00)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.64)	(0.38)	(0.38)	(0.50)	(0.46)
Distributions from net realized gain	0.00	0.00	0.00	(0.48)	(2.02)
Total dividends and/or distributions to shareholders	(0.64)	(0.38)	(0.38)	(0.98)	(2.48)
Net asset value, end of period	$32.77	$27.65	$30.50	$26.67	$20.34
Total Return, at Net Asset Value[3]	21.23%	(8.27)%	15.97%	39.70%	(40.19)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$164,477	$158,343	$202,621	$206,356	$175,971
Average net assets (in thousands)	$160,752	$187,804	$196,495	$182,553	$269,650
Ratios to average net assets:[4]
Net investment income	1.49%	2.17%	1.22%	1.49%	1.95%
Total expenses[5]	0.76%	0.76%	0.76%	0.75%	0.65%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.76%	0.76%	0.76%	0.75%	0.65%
Portfolio turnover rate	14%	13%	15%	11%	19%

1. December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2012	0.76%
Year Ended December 30, 2011	0.76%
Year Ended December 31, 2010	0.76%
Year Ended December 31, 2009	0.75%
Year Ended December 31, 2008	0.65%

See accompanying Notes to Financial Statements.

15	OPPENHEIMER GLOBAL SECURITIES FUND/VA

FINANCIAL  HIGHLIGHTS     / (Continued)

Class 4 Shares	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008

Per Share Operating Data
Net asset value, beginning of period	$27.26	$30.08	$26.32	$20.03	$36.28
Income (loss) from investment operations:
Net investment income[2]	0.37	0.57	0.26	0.27	0.47
Net realized and unrealized gain (loss)	5.25	(3.08)	3.82	6.92	(14.34)
Total from investment operations	5.62	(2.51)	4.08	7.19	(13.87)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.56)	(0.31)	(0.32)	(0.42)	(0.36)
Distributions from net realized gain	0.00	0.00	0.00	(0.48)	(2.02)
Total dividends and/or distributions to shareholders	(0.56)	(0.31)	(0.32)	(0.90)	(2.38)
Net asset value, end of period	$32.32	$27.26	$30.08	$26.32	$20.03
Total Return, at Net Asset Value[3]	20.95%	(8.49)%	15.67%	39.38%	(40.35)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$75,376	$68,469	$81,866	$78,043	$63,099
Average net assets (in thousands)	$69,764	$78,655	$76,519	$66,965	$93,909
Ratios to average net assets:[4]
Net investment income	1.25%	1.93%	0.97%	1.22%	1.69%
Total expenses[5]	1.01%	1.01%	1.01%	1.00%	0.91%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.01%	1.01%	1.01%	1.00%	0.91%
Portfolio turnover rate	14%	13%	15%	11%	19%

1. December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2012	1.01%
Year Ended December 30, 2011	1.01%
Year Ended December 31, 2010	1.01%
Year Ended December 31, 2009	1.00%
Year Ended December 31, 2008	0.91%

See accompanying Notes to Financial Statements.

16	OPPENHEIMER GLOBAL SECURITIES FUND/VA

NOTES TO  FINANCIAL STATEMENTS

1. Significant Accounting Policies

Oppenheimer Global Securities Fund/VA (the “Fund”) is a separate series of Oppenheimer Variable Account Funds, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek long-term capital appreciation by investing a substantial portion of its assets in securities of foreign issuers, “growth-type” companies, cyclical industries and special situations that are considered to have appreciation possibilities. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).

The Fund offers Non-Service, Service, Class 3 and Class 4 shares. All classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The classes of shares being designated as Service shares and Class 4 shares are subject to a distribution and service plan. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. The Fund assesses a 1% fee on the proceeds of Class 3 and Class 4 shares that are redeemed (either by selling or exchanging to another Oppenheimer fund or other investment option offered through your variable life insurance or variable annuity contract) within 60 days of their purchase. The fee, which is retained by the Fund, is accounted for as an addition to paid-in capital.

The following is a summary of significant accounting policies consistently followed by the Fund.

Previous Annual Period. The last day of the Fund’s fiscal year was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

17	OPPENHEIMER GLOBAL SECURITIES FUND/VA

NOTES TO  FINANCIAL STATEMENTS     / Continued

1. Significant Accounting Policies (Continued)

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3,4]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$35,648,892	$—	$12,170,660	$822,724,454

1. As of December 31, 2012, the Fund had $9,934,353 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring
2017	$9,934,353

2. As of December 31, 2012, the Fund had $2,236,307 of post-October losses available to offset future realized capital gains, if any.

3. During the fiscal year ended December 31, 2012, the Fund utilized $9,221,730 of capital loss carryforward to offset capital gains realized in that fiscal year.

4. During the fiscal year ended December 30, 2011, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for December 31, 2012. Net assets of the Fund were unaffected by the reclassifications.

Increase to Accumulated Net Investment Income	Increase to Accumulated Net Realized Loss on Investments
$6,202,870	$6,202,870

The tax character of distributions paid during the years ended December 31, 2012 and December 31, 2011 was as follows:

	Year Ended December 31, 2012	Year Ended December 31, 2011
Distributions paid from:
Ordinary income	$51,256,200	$31,858,513

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2012 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,807,156,502
Federal tax cost of other investments	(1,877)

Total federal tax cost	$1,807,154,625

Gross unrealized appreciation	$855,860,486
Gross unrealized depreciation	(33,136,032)

Net unrealized appreciation	$822,724,454

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

18	OPPENHEIMER GLOBAL SECURITIES FUND/VA

NOTES TO  FINANCIAL STATEMENTS     / Continued

1. Significant Accounting Policies (Continued)

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

19	OPPENHEIMER GLOBAL SECURITIES FUND/VA

NOTES TO  FINANCIAL STATEMENTS     / Continued

2. Securities Valuation (Continued)

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of December 31, 2012 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$295,478,675	$200,338,191	$—	$495,816,866
Consumer Staples	158,503,029	69,527,438	—	228,030,467
Energy	22,582,273	81,063,850	—	103,646,123
Financials	193,624,492	210,249,278	—	403,873,770

20	OPPENHEIMER GLOBAL SECURITIES FUND/VA

NOTES TO  FINANCIAL STATEMENTS     / Continued

2. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table (Continued)
Investments, at Value:
Common Stocks
Health Care	$223,446,795	$33,139,429	$—	$256,586,224
Industrials	168,599,657	175,188,359	—	343,788,016
Information Technology	517,598,755	168,046,778	—	685,645,533
Materials	25,410,199	8,373,778	—	33,783,977
Telecommunication Services	—	33,699,960	—	33,699,960
Utilities	—	13,911,396	—	13,911,396
Rights, Warrants and Certificates	574,240	—	—	574,240
Investment Company	30,612,139	—	—	30,612,139

Total Assets	$1,636,430,254	$993,538,457	$—	$2,629,968,711

Liabilities Table
Other Financial Instruments:
Foreign currency exchange contracts	$—	$(1,877)	$—	$(1,877)

Total Liabilities	$—	$(1,877)	$—	$(1,877)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and out as of the beginning of the reporting period.

	Transfers into Level 1*	Transfer out of Level 1**	Transfers into Level 2**	Transfers out of Level 2*
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$8,273,787	$(81,637,843)	$81,637,843	$(8,273,787)
Consumer Staples	—	(53,017,708)	53,017,708	—
Energy	—	(28,057,704)	28,057,704	—
Financials	28,945,218	(124,154,951)	124,154,951	—
Health Care	—	(17,665,048)	17,665,048	(28,945,218)
Industrials	—	(77,394,146)	77,394,146	—
Information Technology	—	(86,148,922)	86,148,922	—
Telecommunication Services	—	(31,261,466)	31,261,466	—

Total Assets	$37,219,005	$(499,337,788)	$499,337,788	$(37,219,005)

* Transferred from Level 2 to Level 1 due to the presence of a readily available unadjusted quoted market price.

** Transferred from Level 1 to Level 2 because of the absence of a readily available unadjusted quoted market price due to a significant event occurring before the Fund’s assets were valued but after the close of the securities’ respective exchanges.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2012		Year Ended December 30, 2011
	Shares	Amount	Shares	Amount
Non-Service Shares
Sold	2,022,136	$59,619,398	2,898,558	$85,697,523
Dividends and/or distributions reinvested	923,150	25,848,197	544,183	17,234,287
Redeemed	(6,899,218)	(205,929,783)	(7,582,244)	(227,714,727)

Net decrease	(3,953,932)	$(120,462,188)	(4,139,503)	$(124,782,917)

Service Shares
Sold	3,066,046	$88,602,553	5,113,489	$150,060,254
Dividends and/or distributions reinvested	742,178	20,625,132	361,125	11,357,368
Redeemed	(5,645,732)	(166,844,070)	(5,264,551)	(156,264,287)

Net increase (decrease)	(1,837,508)	$(57,616,385)	210,063	$5,153,335

21	OPPENHEIMER GLOBAL SECURITIES FUND/VA

NOTES TO  FINANCIAL STATEMENTS     / Continued

3. Shares of Beneficial Interest

	Year Ended December 31, 2012		Year Ended December 30, 2011
	Shares	Amount	Shares	Amount
Class 3 Shares
Sold	174,260	$5,155,447	210,150	$6,434,653
Dividends and/or distributions reinvested	122,145	3,444,499	76,748	2,447,497
Redeemed	(1,004,527)	(30,086,839)[1]	(1,203,693)	(36,250,505)[2]

Net decrease	(708,122)	$(21,486,893)	(916,795)	$(27,368,355)

Class 4 Shares
Sold	242,463	$7,528,786	153,872	$4,648,188
Dividends and/or distributions reinvested	48,074	1,338,372	26,011	819,361
Redeemed	(469,722)	(13,722,649)[1]	(389,690)	(11,451,926)[2]

Net decrease	(179,185)	$(4,855,491)	(209,807)	$(5,984,377)

1. Net of redemption fees of $7,643 and $1,566 for Class 3 and Class 4, respectively.

2. Net of redemption fees of $1,073 and $1,794 for Class 3 and Class 4, respectively.

4. Purchases and sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended December 31, 2012, were as follows:

	Purchases	Sales
Investment securities	$340,156,668	$544,526,264

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Over $800 million	0.60

Administrative Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. For the year ended December 31, 2012, the Fund paid $2,489,387 to OFS for services to the Fund.

Distribution and Service Plan for Service Shares and Class 4 Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) in accordance with Rule 12b-1 under the Investment Company Act of 1940 for Service shares and Class 4 shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares and Class 4 shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares and Class 4 shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares and Class 4 shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares and Class 4 shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 1.00% for Non-Service and Class 3 shares and 1.25% for Service and Class 4 shares.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended December 31, 2012, the Manager waived fees and/or reimbursed the Fund $26,084 for IMMF management fees.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

22	OPPENHEIMER GLOBAL SECURITIES FUND/VA

NOTES TO  FINANCIAL STATEMENTS     / Continued

6. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

23	OPPENHEIMER GLOBAL SECURITIES FUND/VA

NOTES TO  FINANCIAL STATEMENTS     / Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

Valuations of derivative instruments as of December 31, 2012 are as follows:

	Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value
Foreign exchange contracts	Unrealized depreciation on foreign currency exchange contracts	$1,877

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Foreign currency transactions
Foreign exchange contracts	$28,515

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Translation of assets and liabilities denominated in foreign currencies
Foreign exchange contracts	$(1,877)

Foreign Currency Exchange Contracts

The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.

The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for or sell currencies to acquire related foreign securities purchase and sale transactions, respectively, or to convert foreign currencies to U.S. dollars from related foreign securities transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

During the year ended December 31, 2012, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $1,435,163 and $2,833,446, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.

7. Subsequent Event

The Board of Trustees of the Fund recently approved a series of modifications to the Fund’s investment advisory and transfer agency arrangements in connection with internal corporate restructuring efforts at OppenheimerFunds, Inc. (“OFI”). As a result of these modifications, on January 1, 2013 (the “Effective Date”), OFI Global Asset Management, Inc. (“OFI Global”), a wholly-owned subsidiary of OFI, became the investment adviser and transfer agent to the Fund under the terms of the Fund’s advisory agreement and transfer agency agreement, respectively. OFI Global, in turn, entered into a new sub-advisory agreement for the Fund, on the Effective Date, whereby OFI Global will have oversight and supervisory responsibilities and OFI will choose the Fund’s investments and provide related advisory services to the Fund. In addition, on the Effective Date, OFI Global entered into a sub-transfer agency agreement with Shareholder Services, Inc. doing business as OppenheimerFunds Services, a wholly-owned subsidiary of OFI, under which it will be responsible for providing transfer agency services to the Fund.

The realignment of advisory service responsibility between OFI Global and OFI did not result in any change in the persons managing the assets of the Fund, the level or nature of the advisory services provided to the Fund, or the fees charged to the Fund.

8. Pending Litigation

Since 2009, a number of class action lawsuits have been pending in federal courts against OppenheimerFunds, Inc., the Fund’s Adviser through December 31, 2012 and Sub-Adviser effective January 1, 2013 (the “Manager”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff

24	OPPENHEIMER GLOBAL SECURITIES FUND/VA

NOTES TO  FINANCIAL STATEMENTS     / Continued

Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against the Manager and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

The Manager believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

25	OPPENHEIMER GLOBAL SECURITIES FUND/VA

REPORT OF  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Variable Account Funds:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Global Securities Fund/VA (a separate series of Oppenheimer Variable Account Funds), including the statement of investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights of Oppenheimer Global Securities Fund/VA for the year ended December 31, 2008 were audited by other auditors whose report dated February 11, 2009 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Global Securities Fund/VA as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

February 19, 2013

26	OPPENHEIMER GLOBAL SECURITIES FUND/VA

FEDERAL INCOME TAX INFORMATION    Unaudited

In early 2013, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2012.

Dividends, if any, paid by the Fund during the fiscal year ended December 31, 2012 which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 39.88% to arrive at the amount eligible for the corporate dividend-received deduction.

The Fund has elected the application of Section 853 of the Internal Revenue Code to permit shareholders to take a federal income tax credit or deduction, at their option, on a per share basis. The maximum amount allowable but not less than $3,001,364 of foreign income taxes were paid by the Fund during the fiscal year ended December 31, 2012. A separate notice will be mailed to each shareholder, which will reflect the proportionate share of such foreign taxes which must be treated by shareholders as gross income for federal income tax purposes.

Gross income of the maximum amount allowable but not less than $30,082,001 was derived from sources within foreign countries or possessions of the United States.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

27	OPPENHEIMER GLOBAL SECURITIES FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT    Unaudited

Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio manager and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Rajeev Bhaman, the portfolio manager for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.

Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other global core funds underlying variable insurance products. The Board considered that the Fund outperformed its performance universe median during the three-, five- and ten year periods but slightly underperformed its performance universe median during the one-year period.

Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other global core funds underlying variable insurance products. In reviewing the fees and expenses charged to the VA funds, the Board considered the Manager’s assertion that, because there is much greater disparity in the fees and services that may be provided by a manager to a VA fund as opposed to a retail fund, when comparing the expenses of the various VA funds to those of retail funds, it is most appropriate to focus on total expenses (rather than on the management fees). Accordingly, while the Board reviewed and considered all expenses, it focused on total expenses. The Board also considered that the Fund’s total expenses were equal to its expense group median but slightly higher than its expense group average. The Board also considered that the Fund’s actual management fees were lower than its expense group median and average. The Manager has voluntarily agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit total annual fund operating expenses after any fee waiver and/or expense reimbursement (excluding (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; (iii) certain other expenses attributable to, and incurred as a result of, a Fund’s investments; and (iv) other extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Fund’s business) to annual rates of 1.00% for Non-Service and Class 3 shares and 1.25% for Service and Class 4 shares. This voluntary expense limitation may be amended or withdrawn at any time without prior notice to shareholders.

Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

28	OPPENHEIMER GLOBAL SECURITIES FUND/VA

Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement. In addition, the Board, including a majority of the Independent Trustees, approved the restructuring of the Fund’s investment advisory arrangement so that effective January 1, 2013, (i) OFI Global Asset Management, Inc. (“OFI Global”), a wholly owned subsidiary of the Manager, will serve as the investment adviser to the Fund in place of the Manager under a Restated Advisory Agreement (“Restated Advisory Agreement”), and (ii) OFI Global will enter into a Sub-Advisory Agreement (“Sub-Advisory Agreement”) with the Manager to provide investment sub-advisory services to the Fund. OFI Global will pay the Manager a percentage of the net investment advisory fee (after all applicable waivers have been deducted) that it receives from the Fund. The Agreement will continue until earlier of August 31, 2013 or the effective date of the Restated Advisory Agreement between the Fund and OFI Global. The Restated Advisory Agreement and Sub-Advisory Agreement will continue until August 31, 2013.

In arriving at its decisions, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, Restated Advisory Agreement and Sub-Advisory Agreement, including the management fees, in light of all the surrounding circumstances.

29	OPPENHEIMER GLOBAL SECURITIES FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS    Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

30	OPPENHEIMER GLOBAL SECURITIES FUND/VA

TRUSTEES AND OFFICERS BIOS   Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal

Sam Freedman, Chairman of the Board of Trustees (since 2012) and Trustee (since 1996) Age: 72	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Sub-Adviser and with subsidiary or affiliated companies of the Sub-Adviser (until October 1994). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edward L. Cameron, Trustee (since 1999) Age: 74	Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000 – June 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July 1994-June 1998). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Cameron has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 1995) Age: 70	Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Sub-Adviser; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Sub-Adviser), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Trustee (since 2012) Age: 64	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2002) Age: 66	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 36 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2012) Age: 61	Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (and its predecessor firms); Board Chair (2008-Present) and Director (2004-Present), United Educators (insurance company); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee (since 2000) and Chair (since 2010), Newberry Library; Trustee, Mather LifeWays (since 2001); Trustee, BoardSource (2006-2009) and Chicago City Day School (1994-2005). Oversees 36 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Trustee (since 2002) Age: 68	Board of Directors of Opera Colorado Foundation (non-profit organization) (since March 2008); Director of Jones Knowledge, Inc. (2006-2010); Director of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank & Trust (commercial banking) (since August 2003); Director of Colorado UpLIFT (charitable organization) (1986-2010); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of Jones Knowledge, Inc. (2001-July 2004); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991) and Trustee (1984-1999) of Young Presidents Organization. Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

F. William Marshall, Jr., Trustee (since 2000) Age: 70

Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996) and MML Series Investment Fund (investment company) (since 1996) and Mass Mutual Premier Funds (investment company) (since January 2012); President and Treasurer of the SIS Funds (private charitable fund) (January 1999 – March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank)

(January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 40 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

31	OPPENHEIMER GLOBAL SECURITIES FUND/VA

TRUSTEES AND OFFICERS BIOS   Unaudited / Continued

Karen L. Stuckey, Trustee (since 2012) Age: 59	Partner (1990-2012) of PricewaterhouseCoopers LLP (held various positions 1975-1990); Trustee (1992-2006) and member of Executive, Nominating and Audit Committees and Chair of Finance Committee of Lehigh University; and member, Women’s Investment Management Forum since inception. Oversees 36 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Age: 67	Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee, Audit Committee member and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Executive Committee Member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.
INTERESTED TRUSTEE AND OFFICER	The address of Mr. Glavin is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Glavin serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin is an Interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

William F. Glavin, Jr., Trustee, President and Principal Executive Officer (since 2009) Age: 54	Chief Executive Officer of OppenheimerFunds (since January 2013); Director, Chief Executive Officer and President of the Manager (since January 2013); Chairman of the Sub-Adviser (December 2009-December 2012); Chief Executive Officer (January 2009-December 2012) and Director of the Sub-Adviser (since January 2009); President of the Sub-Adviser (May 2009-December 2012); Management Director (since June 2009), President (since December 2009) and Chief Executive Officer (since January 2011) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (since March 2010); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 86 portfolios in the OppenheimerFunds complex.
OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Bhaman, Gabinet and Ms. Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Rajeev Bhaman, Vice President (since 2004) Age: 48	Director of Global Equities of the Sub-Adviser (since January 2013); Senior Vice President of the Sub-Adviser (since May 2006); Vice President of the Sub-Adviser (January 1997-May 2006). An officer of 3 portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Age: 54	General Counsel of OppenheimerFunds (since January 2013); Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 86 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Age: 39	Senior Vice President of OppenheimerFunds Distributor, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (July 2010-December 2012); Vice President of the Sub-Adviser (January 2003-July 2010); Vice President of OppenheimerFunds Distributor, Inc. (January 2003-July 2010). An officer of 86 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 62	Chief Compliance Officer of OppenheimerFunds (since January 2013); Senior Vice President and Chief Compliance Officer of the Manager (since January 2013); Chief Compliance Officer of OFI SteelPath, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (March 2004-December 2012); Chief Compliance Officer of the Sub-Adviser, OppenheimerFunds Distributor, Inc., OFI Trust Company, OFI Institutional Asset Management, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (June 1983-December 2012). An officer of 86 portfolios in the OppenheimerFunds complex.

32	OPPENHEIMER GLOBAL SECURITIES FUND/VA

TRUSTEES AND OFFICERS   Unaudited

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 53	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 86 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.988.8287.

33	OPPENHEIMER GLOBAL SECURITIES FUND/VA

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34	OPPENHEIMER GLOBAL SECURITIES FUND/VA

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35	OPPENHEIMER GLOBAL SECURITIES FUND/VA

OPPENHEIMER  GLOBAL SECURITIES FUND/VA

A Series of Oppenheimer Variable Account Funds

Manager	OFI Global Asset Management, Inc
Sub-Adviser	OppenheimerFunds, Inc.
Distributor	OppenheimerFunds Distributor, Inc.
Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.
Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services
Independent Registered Public Accounting Firm	KPMG LLP
Counsel	K&L Gates LLP

Before investing, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

© 2013 OppenheimerFunds, Inc. All rights reserved.

December 31, 2012

Oppenheimer Main Street Fund®/VA A Series of Oppenheimer Variable Account Funds	Annual Report

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Financial Statements

OPPENHEIMER MAIN STREET FUND®/VA

Portfolio Managers: Manind (“Mani”) Govil, CFA and Benjamin Ram

Average Annual Total Returns For the Periods Ended 12/31/12

	1-Year	5-Year	10-Year
Non-Service Shares	16.87%	1.38%	6.58%
Service Shares	16.61	1.13	6.31

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

Top Ten Common Stock Holdings
Apple, Inc.	6.6%
Citigroup, Inc.	5.0
Philip Morris International, Inc.	4.6
International Business Machines Corp.	4.6
JPMorgan Chase & Co.	4.4
eBay, Inc.	3.7
CIT Group, Inc.	3.5
Chevron Corp.	3.5
National Oilwell Varco, Inc.	3.1
Covidien plc	3.0

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2012, and are based on net assets.

Sector Allocation

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2012, and are based on the total market value of common stocks.

2	OPPENHEIMER MAIN STREET FUND/VA

FUND PERFORMANCE DISCUSSION

During the reporting period, the Fund’s Non-Service shares produced a return of 16.87%. In comparison, the Fund outperformed the S&P 500 Index (the “Index”), which returned 16%. The Fund outperformed the Index primarily in the information technology sector due to better relative stock selection. The Fund underperformed the Index in consumer discretionary and industrials.

Economic and Market Environment

Domestic equities generally produced positive returns this period. The period began during a time of improved market sentiment in which the United States managed to avoid a return to recession and European policymakers appeared to take steps to address the region’s sovereign debt and banking sector crises. Renewed investor optimism helped produce gains in the U.S. equity market as well as across a number of international equity markets over the first three months of 2012. The rebound across equities gained momentum after the European Central Bank (the “ECB”) implemented dual Long-Term Refinancing Operations (“LTRO”) to enhance liquidity for troubled banks and reduce rates on newly issued sovereign debt securities.

The second quarter was more volatile for the equity markets. In the U.S., slower than expected first quarter growth contributed to a sell-off in the U.S. stock market. Consumer confidence dropped as U.S. unemployment figures ticked slightly upwards after showing signs of improvement from the recession highs. In addition, uncertainty around the November 2012 elections and the potential removal of a significant amount of government stimulus in the beginning of 2013, resulted in companies stalling spending and hiring, contributing to the economic slowdown. The reduction in growth outside of the U.S. also negatively impacted exports, which was exacerbated by a strengthening dollar. Outside of the U.S., the fear of contagion from the worsening European sovereign debt crisis and a recession across much of Europe also resulted in increased market volatility.

In the second half of the period, the equity markets generally resumed an upward trend despite ongoing concerns. In the U.S., the Fed introduced a third round of quantitative easing (“QE3”), under which it announced plans to purchase mortgage-backed bonds on a monthly basis until the labor market shows signs of substantial improvement. Equities in the U.S. were also bolstered by the continued improvement of the housing market. However, the market did experience volatility due to uncertainty over the outcome of the Presidential election. In addition, the lack of visibility about resolution of the “fiscal cliff” weighed further on both business and consumer spending. These concerns were not enough to offset earlier gains, and immediately following the close of the period, the U.S. Congress enacted a last minute temporary resolution to the fiscal cliff.

Outside of the U.S., the results of elections in Greece and continued efforts by European policymakers to stabilize the situation in the region made far less likely the imminent fracturing of the Eurozone and the serious consequences that might have for the euro. The ECB also increased its efforts to stimulate economic growth, as it committed to potentially unlimited bond purchases to ease financing pressure on countries like Spain and Italy. Under the plan, these and other members of the European Union (excluding Greece) would be able to maintain access to funding at sustainable interest rates, on the condition that they continue with strict reform programs.

Top Individual Contributors

During the reporting period, information technology stock Apple, Inc., was the Fund’s strongest performing holding. Apple benefited from its success at innovation and its highly recognizable brand, leading to global growth and share gains across its top revenue producing products—iPhones, iPads and Mac PCs. Also contributing to performance within information technology was eBay, Inc. The company’s earnings beat expectations and management raised guidance for both 2012 revenues and profits. eBay benefited from a turnaround in its Marketplace segment with improvements to the user experience leading to increased loyalty and great volumes of transactions. PayPal, eBay’s online payment service, continued to be a significant contributor to eBay’s growth with results that exceeded expectations.

    Also contributing to performance this period were financials stocks Citigroup, Inc., JPMorgan Chase & Co. and Discover Financial Services. Discover Financial Services, which operates one of the two closed-loop credit card networks in the United States, enjoyed healthy revenue growth and its stock performed well. Citigroup’s stock performed positively as both a newly appointed CEO and announced cost restructurings, including headcount reductions, resulted in a boost to earnings expectations. Additionally, the market viewed an improving housing market as favorable to Citigroup’s book of existing home mortgages, potentially resulting in growing future profit for Citigroup, in addition to an improving housing market creating demand for new mortgage loans.

Similar to Citigroup, the market viewed favorably JPMorgan’s potential for future rising profitability as a result of the general rise in home prices and increases in both existing home sales and new housing starts. Also, management reinstated its aggressive share repurchase program after it was suspended in response to the trading debacle earlier in the year. As a consequence, earnings revisions have been on an upward trajectory, helping to buoy the stock price higher.

Top Individual Detractors

A few detractors from Fund performance this period included Facebook, Inc. in information technology, energy stock Occidental Petroleum Corp. and Towers Watson & Co. in industrials. Social media firm Facebook faced concerns around how best to deliver effective advertising to mobile devices and monetize its significant network of users. General Motors’ announcement to pull its advertising from Facebook highlighted these concerns. Occidental Petroleum Corp.’s stock performance was hurt by volatile oil and gas prices, which at times dropped sharply during the period amid global macroeconomic market fears. We exited our position in Occidental. We established a position in global employee-benefits consulting company Towers Watson & Co. during the period. The company reported a quarterly miss in revenue, which it attributed to a delay in billing due to glitches in its new internally used software platform. This issue seems to have been resolved by period end.

3	OPPENHEIMER MAIN STREET FUND/VA

FUND PERFORMANCE DISCUSSION

Strategy & Outlook

Despite macroeconomic headwinds, we believe that many U.S. corporations have continued to build balance sheet strength and have generally made effective capital allocation decisions. While profit growth may remain slow, we believe balance sheets are likely to remain healthy and returns on capital should remain stable. While we expect market volatility to continue through 2013, we believe that even in an uncertain macroeconomic environment, there exist solid investment opportunities.

Our long-term investment process remains the same. We seek companies with sustainable competitive advantages, with the management skill and financial resources to generate stronger profit margins, take market share from weaker players, and/or return significant capital to shareholders. We focus on leading firms in structurally attractive industries with committed management teams that have proven records of performance. We seek to invest in such companies when their valuations are attractive, and believe that this disciplined approach is the key to generating positive long-term returns. We believe our investment strategy has the potential to provide both upside participation and a degree of downside protection.

Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The Fund’s prospectus and summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each share class of the Fund held until December 31, 2012. Performance is measured over a ten-fiscal-year period for both Classes. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

The Fund’s performance is compared to the performance of the S&P 500 Index, an index of large-capitalization equity securities that is a measure of the general domestic stock market. The Index is unmanaged and cannot be purchased directly by investors. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index.

4	OPPENHEIMER MAIN STREET FUND/VA

FUND PERFORMANCE DISCUSSION

Non-Service Shares

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Average Annual Total Returns of Non-Service Shares of the Fund at 12/31/12

1-Year  16.87%      5-Year  1.38%       10-Year  6.58%

Service Shares

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Average Annual Total Returns of Service Shares of the Fund at 12/31/12

1-Year  16.61%      5-Year  1.13%       10-Year  6.31%

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

5	OPPENHEIMER MAIN STREET FUND/VA

FUND EXPENSES

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2012.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During 6 Months Ended December 31, 2012
Non-Service shares	$1,000.00	$1,072.00	$4.07
Service shares	1,000.00	1,070.70	5.37

Hypothetical (5% return before expenses)
Non-Service shares	1,000.00	1,021.22	3.97
Service shares	1,000.00	1,019.96	5.24

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended December 31, 2012 are as follows:

Class	Expense Ratios
Class Non-Service	0.78%
Class Service	1.03

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

6	OPPENHEIMER MAIN STREET FUND/VA

STATEMENT OF INVESTMENTS    December 31, 2012

	Shares	Value
Common Stocks—98.6%
Consumer Discretionary—9.1%
Automobiles—2.8%
Ford Motor Co.	2,965,260	$38,400,117
Hotels, Restaurants & Leisure—0.5%
Yum! Brands, Inc.	102,290	6,792,056
Media—2.4%
McGraw-Hill Cos., Inc. (The)	602,701	32,949,664
Specialty Retail—3.4%
AutoZone, Inc.[1]	66,900	23,711,367
CarMax, Inc.[1]	175,410	6,584,891
TJX Cos., Inc. (The)	348,320	14,786,184

		45,082,442
Consumer Staples—11.7%
Beverages—2.3%
Dr Pepper Snapple Group, Inc.	706,470	31,211,845
Food Products—4.4%
J.M. Smucker Co. (The)	333,710	28,779,150
Kraft Foods Group, Inc.	410,586	18,669,345
Mondelez International, Inc., Cl. A	469,810	11,966,061

		59,414,556
Household Products—0.4%
Henkel AG & Co. KGaA, Preference	65,339	5,364,390
Tobacco—4.6%
Philip Morris International, Inc.	739,219	61,828,277
Energy—8.4%
Energy Equipment & Services—3.1%
National Oilwell Varco, Inc.	619,550	42,346,243
Oil, Gas & Consumable Fuels—5.3%
Chevron Corp.	432,620	46,783,527
Noble Energy, Inc.	235,480	23,957,735

		70,741,262
Financials—18.8%
Commercial Banks—3.8%
CIT Group, Inc.[1]	1,233,720	47,670,941
M&T Bank Corp.	41,220	4,058,933

		51,729,874
Consumer Finance—1.4%
Discover Financial Services	498,310	19,209,850
Diversified Financial Services—11.4%
Citigroup, Inc.	1,722,248	68,132,131
CME Group, Inc., Cl. A	378,520	19,194,749
JPMorgan Chase & Co.	1,361,620	59,870,431
MSCI, Inc.[1]	280,920	8,705,711

		155,903,022
Insurance—2.2%
Lincoln National Corp.	266,400	6,899,760
Marsh & McLennan Cos., Inc.	655,650	22,600,256

		29,500,016
Health Care—13.3%
Health Care Equipment & Supplies—3.0%
Covidien plc	696,000	40,187,040
Health Care Providers & Services—2.3%
Express Scripts Holding Co.[1]	444,147	23,983,938
UnitedHealth Group, Inc.	112,010	6,075,422

		30,059,360
Pharmaceuticals—8.0%
Abbott Laboratories	467,980	30,652,690
Bristol-Myers Squibb Co.	556,200	18,126,558
Pfizer, Inc.	893,450	22,407,726
Sanofi	156,210	14,814,200
Watson Pharmaceuticals, Inc.[1]	254,150	21,856,900

		107,858,074

	Shares	Value
Industrials—11.2%
Aerospace & Defense—2.9%
Boeing Co. (The)	377,870	$28,476,283
L-3 Communications Holdings, Inc.	137,610	10,543,678

		39,019,961
Air Freight & Couriers—2.3%
United Parcel Service, Inc., Cl. B	425,010	31,335,987
Commercial Services & Supplies—2.9%
ADT Corp. (The)	379,392	17,637,934
Tyco International Ltd.	758,785	22,194,461

		39,832,395
Professional Services—1.1%
Towers Watson & Co., Cl. A	275,240	15,471,240
Road & Rail—2.0%
CSX Corp.	1,396,770	27,558,272
Information Technology—20.8%
Communications Equipment—1.4%
QUALCOMM, Inc.	306,041	18,980,663
Computers & Peripherals—7.9%
Apple, Inc.	166,222	88,601,313
Western Digital Corp.	408,760	17,368,212

		105,969,525
Electronic Equipment, Instruments, & Components—1.0%
Corning, Inc.	1,036,060	13,075,077
Internet Software & Services—5.6%
eBay, Inc.[1]	986,235	50,317,710
Facebook, Inc., Cl. A1	173,090	4,609,387
Google, Inc., Cl. A1	29,830	21,160,507

		76,087,604
IT Services—4.9%
Amdocs Ltd.	108,140	3,675,679
International Business Machines Corp.	321,210	61,527,776

		65,203,455
Materials—2.4%
Chemicals—0.4%
PPG Industries, Inc.	35,670	4,827,935
Construction Materials—2.0%
Vulcan Materials Co.	507,780	26,429,949
Telecommunication Services—2.1%
Wireless Telecommunication Services—2.1%
America Movil SAB de CV, Series L, ADR	1,213,612	28,082,982
Utilities—0.8%
Energy Traders—0.8%
AES Corp. (The)	1,010,520	10,812,564
Total Common Stocks (Cost $990,633,537)		1,331,265,697
Investment Company—1.8%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.15%[2,3]
(Cost $24,937,150)	24,937,150	24,937,150
Total Investments, at Value (Cost $1,015,570,687)	100.4%	1,356,202,847
Liabilities in Excess of Other Assets	(0.4)	(5,741,639)

Net Assets	100.0%	$1,350,461,208

7	OPPENHEIMER MAIN STREET FUND/VA

STATEMENT OF INVESTMENTS    (Continued)

Footnotes to Statement of Investments

1. Non-income producing security.

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended December 31, 2012, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 30, 2011[a]	Gross Additions	Gross Reductions	Shares December 31, 2012
Oppenheimer Institutional Money Market Fund, Cl. E	—	326,897,828	301,960,678	24,937,150

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$24,937,150	$31,153

a. December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

3. Rate shown is the 7-day yield as of December 31, 2012.

Spot Currency Exchange Contracts as of December 31, 2012 are as follows:

Broker/Contract Description	Buy/Sell	Contract Amount (000’s)	Expiration Date	Value	Unrealized Depreciation
Barclay’s Capital
Euro (EUR)	Buy	1,116 EUR	1/2/13	$1,473,540	$2,121

See accompanying Notes to Financial Statements.

8	OPPENHEIMER MAIN STREET FUND/VA

STATEMENT OF  ASSETS AND LIABILITIES

December 31, 2012
Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $990,633,537)	$1,331,265,697
Affiliated companies (cost $24,937,150)	24,937,150
1,356,202,847
Cash	1,503
Receivables and other assets:
Investments sold	11,474,846
Dividends	1,183,626
Other	66,284
Total assets	1,368,929,106
Liabilities
Unrealized depreciation on foreign currency exchange contracts	2,121
Payables and other liabilities:
Investments purchased	16,018,966
Shares of beneficial interest redeemed	1,952,937
Distribution and service plan fees	177,441
Transfer and shareholder servicing agent fees	117,995
Shareholder communications	75,947
Trustees’ compensation	61,223
Other	61,268
Total liabilities	18,467,898
Net Assets	$1,350,461,208
Composition of Net Assets
Par value of shares of beneficial interest	$ 56,638
Additional paid-in capital	1,207,077,841
Accumulated net investment income	12,733,895
Accumulated net realized loss on investments and foreign currency transactions	(210,039,605)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	340,632,439
Net Assets	$1,350,461,208
Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $481,088,951 and 20,073,681 shares of beneficial interest outstanding)	$23.97
Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $869,372,257 and 36,564,482 shares of beneficial interest outstanding)	$23.78

See accompanying Notes to Financial Statements.

9	OPPENHEIMER MAIN STREET FUND/VA

STATEMENT OF  OPERATIONS

For the Year Ended December 31, 2012
Investment Income
Dividends:
Unaffiliated companies	$26,047,142
Affiliated companies	31,153
Interest	583
Total investment income	26,078,878
Expenses
Management fees	9,147,166
Distribution and service plan fees—Service shares	2,303,240
Transfer and shareholder servicing agent fees:
Non-Service shares	467,671
Service shares	916,460
Shareholder communications:
Non-Service shares	27,779
Service shares	53,883
Trustees’ compensation	75,511
Custodian fees and expenses	14,373
Administration service fees	1,500
Other	62,581
Total expenses	13,070,164
Less waivers and reimbursements of expenses	(15,882)
Net expenses	13,054,282
Net Investment Income	13,024,596
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies	176,688,715
Foreign currency transactions	(1,336)
Total net realized gain	176,687,379
Net change in unrealized appreciation/depreciation on:
Investments	22,408,890
Translation of assets and liabilities denominated in foreign currencies	428,237
Total net change in unrealized appreciation/depreciation	22,837,127
Net Increase in Net Assets Resulting from Operations	$212,549,102

See accompanying Notes to Financial Statements.

10	OPPENHEIMER MAIN STREET FUND/VA

STATEMENTS OF  CHANGES IN NET ASSETS

	Year Ended December 31, 2012	Year Ended December 30, 2011[1]
Operations
Net investment income	$13,024,596	$9,303,117
Net realized gain	176,687,379	60,012,332
Net change in unrealized appreciation/depreciation	22,837,127	(72,180,291)
Net increase (decrease) in net assets resulting from operations	212,549,102	(2,864,842)
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(4,702,221)	(3,755,987)
Service shares	(5,916,709)	(6,566,777)
	(10,618,930)	(10,322,764)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares	27,414,824	(73,098,026)
Service shares	(274,928,927)	(172,844,897)
	(247,514,103)	(245,942,923)
Net Assets
Total decrease	(45,583,931)	(259,130,529)
Beginning of period	1,396,045,139	1,655,175,668
End of period (including accumulated net investment income of $12,733,895 and $4,690,401, respectively)	$1,350,461,208	$1,396,045,139

1. December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

11	OPPENHEIMER MAIN STREET FUND/VA

FINANCIAL  HIGHLIGHTS

Non-Service Shares	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008
Per Share Operating Data
Net asset value, beginning of period	$20.71	$20.88	$18.18	$14.56	$25.61
Income (loss) from investment operations:
Net investment income[2]	0.26	0.16	0.17	0.21	0.29
Net realized and unrealized gain (loss)	3.22	(0.16)	2.73	3.71	(9.64)
Total from investment operations	3.48	0.00	2.90	3.92	(9.35)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.22)	(0.17)	(0.20)	(0.30)	(0.32)
Distributions from net realized gain	0.00	0.00	0.00	0.00	(1.38)
Total dividends and/or distributions to shareholders	(0.22)	(0.17)	(0.20)	(0.30)	(1.70)
Net asset value, end of period	$23.97	$20.71	$20.88	$18.18	$14.56
Total Return, at Net Asset Value[3]	16.87%	(0.01)%	16.11%	28.29%	(38.47)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$481,089	$392,861	$469,720	$474,637	$432,360
Average net assets (in thousands)	$466,231	$426,354	$454,937	$430,517	$670,994
Ratios to average net assets:[4]
Net investment income	1.12%	0.79%	0.93%	1.35%	1.42%
Total expenses[5]	0.78%	0.78%	0.78%	0.78%	0.66%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.78%	0.78%	0.78%	0.78%	0.66%
Portfolio turnover rate	37%	38%	45%	128%	132%

1. December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2012	0.78%
Year Ended December 30, 2011	0.78%
Year Ended December 31, 2010	0.78%
Year Ended December 31, 2009	0.78%
Year Ended December 31, 2008	0.66%

See accompanying Notes to Financial Statement.

12	OPPENHEIMER MAIN STREET FUND/VA

Service Shares	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008
Per Share Operating Data
Net asset value, beginning of period	$20.53	$20.71	$18.04	$14.42	$25.38
Income (loss) from investment operations:
Net investment income[2]	0.20	0.11	0.13	0.17	0.24
Net realized and unrealized gain (loss)	3.20	(0.17)	2.70	3.70	(9.56)
Total from investment operations	3.40	(0.06)	2.83	3.87	(9.32)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.15)	(0.12)	(0.16)	(0.25)	(0.26)
Distributions from net realized gain	0.00	0.00	0.00	0.00	(1.38)
Total dividends and/or distributions to shareholders	(0.15)	(0.12)	(0.16)	(0.25)	(1.64)
Net asset value, end of period	$23.78	$20.53	$20.71	$18.04	$14.42
Total Return, at Net Asset Value[3]	16.61%	(0.32)%	15.83%	27.99%	(38.63)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$869,372	$1,003,184	$1,185,456	$1,154,210	$1,020,103
Average net assets (in thousands)	$913,871	$1,094,254	$1,193,630	$1,029,909	$1,268,430
Ratios to average net assets:[4]
Net investment income	0.85%	0.54%	0.68%	1.10%	1.20%
Total expenses[5]	1.03%	1.03%	1.03%	1.03%	0.91%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.03%	1.03%	1.03%	1.03%	0.91%
Portfolio turnover rate	37%	38%	45%	128%	132%

1. December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2012	1.03%
Year Ended December 30, 2011	1.03%
Year Ended December 31, 2010	1.03%
Year Ended December 31, 2009	1.03%
Year Ended December 31, 2008	0.91%

See accompanying Notes to Financial Statement.

13	OPPENHEIMER MAIN STREET FUND/VA

NOTES TO  FINANCIAL STATEMENTS

1. Significant Accounting Policies

Oppenheimer Main Street Fund/VA (the “Fund”) is a separate series of Oppenheimer Variable Account Funds, a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek high total return. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).

The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies consistently followed by the Fund.

Previous Annual Period. The last day of the Fund’s fiscal year was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3,4]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$12,795,086	$—	$207,597,819	$338,190,651

1. As of December 31, 2012, the Fund had $206,513,730 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

14	OPPENHEIMER MAIN STREET FUND/VA

1. Significant Accounting Policies (Continued)

Expiring
2015	$7,541,964
2016	2,513,988
2017	196,457,778

Total	$206,513,730

Of these losses, $10,055,952 are subject to loss limitation rules resulting from merger activity. These limitations generally reduce the utilization of these losses to a maximum of $2,513,988 per year.

2. As of December 31, 2012, the Fund had $1,084,089 of post-October losses available to offset future realized capital gains, if any.

3. During the fiscal year ended December 31, 2012, the Fund utilized $171,704,991 of capital loss carryforward to offset capital gains realized in that fiscal year.

4. During the fiscal year ended December 30, 2011, the Fund utilized $65,914,487 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for December 31, 2012. Net assets of the Fund were unaffected by the reclassifications.

Increase to Paid-in Capital	Increase to Accumulated Net Investment Income	Increase to Accumulated Net Realized Loss on Investments
$11,758,601	$5,637,828	$17,396,429

The tax character of distributions paid during the years ended December 31, 2012 and December 31, 2011 was as follows:

	Year Ended December 31, 2012	Year Ended December 31, 2011
Distributions paid from:
Ordinary income	$10,618,930	$10,322,764

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2012 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,018,012,475

Gross unrealized appreciation	$348,761,640
Gross unrealized depreciation	(10,570,989)

Net unrealized appreciation	$338,190,651

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

15	OPPENHEIMER MAIN STREET FUND/VA

NOTES TO  FINANCIAL STATEMENTS    / (Continued)

1. Significant Accounting Policies (Continued)

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

16	OPPENHEIMER MAIN STREET FUND/VA

2. Securities Valuation (Continued)

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of December 31, 2012 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$123,224,279	$—	$—	$123,224,279
Consumer Staples	157,819,068	—	—	157,819,068
Energy	113,087,505	—	—	113,087,505
Financials	256,342,762	—	—	256,342,762
Health Care	163,290,274	14,814,200	—	178,104,474
Industrials	153,217,855	—	—	153,217,855
Information Technology	279,316,324	—	—	279,316,324
Materials	31,257,884	—	—	31,257,884
Telecommunication Services	28,082,982	—	—	28,082,982
Utilities	10,812,564	—	—	10,812,564
Investment Company	24,937,150	—	—	24,937,150

Total Assets	$1,341,388,647	$14,814,200	$—	$1,356,202,847

Liabilities Table
Other Financial Instruments:
Foreign Currency Contracts	$—	$(2,121)	$—	$(2,121)

Total Liabilities	$—	$(2,121)	$—	$(2,121)

17	OPPENHEIMER MAIN STREET FUND/VA

NOTES TO  FINANCIAL STATEMENTS    / (Continued)

2. Securities Valuation (Continued)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2012		Year Ended December 30, 2011
	Shares	Amount	Shares	Amount
Non-Service Shares
Sold	1,232,469	$28,052,495	2,028,214	$41,337,389
Dividends and/or distributions reinvested	209,174	4,702,221	176,503	3,755,987
Acquisition—Note 7	3,253,848	77,116,190	—	—
Redeemed	(3,592,251)	(82,456,082)	(5,726,116)	(118,191,402)

Net increase (decrease)	1,103,240	$27,414,824	(3,521,399)	$(73,098,026)

Service Shares
Sold	1,461,740	$33,302,188	2,150,725	$42,852,883
Dividends and/or distributions reinvested	264,967	5,916,709	310,633	6,566,777
Redeemed	(14,016,400)	(314,147,824)	(10,851,128)	(222,264,557)

Net decrease	(12,289,693)	$(274,928,927)	(8,389,770)	$(172,844,897)

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended December 31, 2012, were as follows:

	Purchases	Sales
Investment securities	$501,540,610	$842,860,107

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Over $800 million	0.60

Administrative Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. For the year ended December 31, 2012, the Fund paid $1,385,301 to OFS for services to the Fund.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) in accordance with Rule 12b-1 under the Investment Company Act of 1940 for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

18	OPPENHEIMER MAIN STREET FUND/VA

5. Fees and Other Transactions with Affiliates (Continued)

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.80% for Non-Service shares and 1.05% for Service shares.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended December 31, 2012, the Manager waived fees and/or reimbursed the Fund $15,882 for IMMF management fees.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

19	OPPENHEIMER MAIN STREET FUND/VA

NOTES TO  FINANCIAL STATEMENTS    / (Continued)

6. Risk Exposures and the Use of Derivative Instruments (Continued)

Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

Valuations of derivative instruments as of December 31, 2012 are as follows:

	Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value
Foreign exchange contracts	Unrealized depreciation on foreign currency exchange contracts	$2,121

The effect of derivative instruments on the Statement of Operations is as follows:

Amounts of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Foreign currency transactions
Foreign exchange contracts	$15,438

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Translation of assets and liabilities denominated in foreign currencies
Foreign exchange contracts	$(2,121)

Foreign Currency Exchange Contracts

The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.

The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for or sell currencies to acquire related foreign securities purchase and sale transactions, respectively, or to convert foreign currencies to U.S. dollars from related foreign securities transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

During the year ended December 31, 2012, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $234,354 and $27,065, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.

7. Acquisition of Growth Portfolio

On April 26, 2012, the Fund acquired all of the net assets of Growth Portfolio, pursuant to an Agreement and Plan of Reorganization approved by the Growth Portfolio shareholders on April 20, 2012. The purpose of this acquisition is to combine two funds with similar investment objectives, strategies and risks to allow shareholders to benefit from greater asset growth potential, as well as lowered total expenses. The transaction qualified as a tax-free reorganization, (the “merger”) for federal income tax purposes allowing the Fund to use the original cost basis of the investments received to calculate subsequent gains and losses for tax reporting purposes. Details of the merger are shown in the following table:

	Exchange Ratio to One Share of the Growth Portfolio	Shares of Beneficial Interest Issued by the Fund	Value of Issued Shares of Beneficial Interest	Combined Net Assets on April 26, 2012[1]
Non-Service Shares	0.0953467932	3,253,848	$77,116,190	$517,094,352

1. The net assets acquired included net unrealized appreciation of $18,020,315 and an unused capital loss carryforward of $35,875,587, potential utilization subject to tax limitations.

20	OPPENHEIMER MAIN STREET FUND/VA

7. Acquisition of Growth Portfolio (Continued)

Had the merger occurred at the beginning of the reporting period, the Fund’s Statement of Operations would have been adjusted to the following amounts:

Net investment income	$13,227,862
Net loss on investments	209,238,968
Net increase in net assets resulting from operations	222,466,830

8. Subsequent Event

The Board of Trustees of the Fund recently approved a series of modifications to the Fund’s investment advisory and transfer agency arrangements in connection with internal corporate restructuring efforts at OppenheimerFunds, Inc. (“OFI”). As a result of these modifications, on January 1, 2013 (the “Effective Date”), OFI Global Asset Management, Inc. (“OFI Global”), a wholly-owned subsidiary of OFI, became the investment adviser and transfer agent to the Fund under the terms of the Fund’s advisory agreement and transfer agency agreement, respectively. OFI Global, in turn, entered into a new sub-advisory agreement for the Fund, on the Effective Date, whereby OFI Global will have oversight and supervisory responsibilities and OFI will choose the Fund’s investments and provide related advisory services to the Fund. In addition, on the Effective Date, OFI Global entered into a sub-transfer agency agreement with Shareholder Services, Inc. doing business as OppenheimerFunds Services, a wholly-owned subsidiary of OFI, under which it will be responsible for providing transfer agency services to the Fund.

The realignment of advisory service responsibility between OFI Global and OFI did not result in any change in the persons managing the assets of the Fund, the level or nature of the advisory services provided to the Fund, or the fees charged to the Fund.

9. Pending Litigation

Since 2009, a number of class action lawsuits have been pending in federal courts against OppenheimerFunds, Inc., the Fund’s Adviser through December 31, 2012 and Sub-Adviser effective January 1, 2013 (the “Manager”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits.

    Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against the Manager and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

The Manager believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

21	OPPENHEIMER MAIN STREET FUND/VA

REPORT OF  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Variable Account Funds:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Main Street Fund/VA (a separate series of Oppenheimer Variable Account Funds), including the statement of investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights of Oppenheimer Main Street Fund/VA for the year ended December 31, 2008 were audited by other auditors whose report dated February 11, 2009 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Main Street Fund/VA as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

February 19, 2013

22	OPPENHEIMER MAIN STREET FUND/VA

FEDERAL INCOME TAX INFORMATION    Unaudited

In early 2013, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2012.

Dividends, if any, paid by the Fund during the fiscal year ended December 31, 2012 which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 100% to arrive at the amount eligible for the corporate dividend-received deduction.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

23	OPPENHEIMER MAIN STREET FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT

ADVISORY AGREEMENT    Unaudited

Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio managers and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Manind Govil and Benjamin Ram, the portfolio managers for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.

Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other large-cap core funds underlying variable insurance products. The Board considered that the Fund outperformed its performance universe median during the one-, three-, five-, and ten-year periods.

Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other large-cap core funds underlying variable insurance products. In reviewing the fees and expenses charged to the VA funds, the Board considered the Manager’s assertion that, because there is much greater disparity in the fees and services that may be provided by a manager to a VA fund as opposed to a retail fund, when comparing the expenses of the various VA funds to those of retail funds, it is most appropriate to focus on total expenses (rather than on the management fees). Accordingly, while the Board reviewed and considered all expenses, it focused on total expenses. The Board considered that the Fund’s actual management fees were lower than its expense group median and average, although its total expenses were higher than its expense group median and average. The Board considered that the Manager has voluntarily agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit total annual fund operating expenses after any fee waiver and/or expense reimbursement (excluding (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; (iii) certain other expenses attributable to, and incurred as a result of, a Fund’s investments; and (iv) other extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Fund’s business) to annual rates of 0.80% for Non-Service shares and 1.05% for Service shares as calculated on the daily net assets of the fund. This waiver and/or reimbursement may be amended or withdrawn at any time without prior notice to shareholders.

Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

24	OPPENHEIMER MAIN STREET FUND/VA

Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement. In addition, the Board, including a majority of the Independent Trustees, approved the restructuring of the Fund’s investment advisory arrangement so that effective January 1, 2013, (i) OFI Global Asset Management, Inc. (“OFI Global”), a wholly owned subsidiary of the Manager, will serve as the investment adviser to the Fund in place of the Manager under a Restated Advisory Agreement (“Restated Advisory Agreement”), and (ii) OFI Global will enter into a Sub-Advisory Agreement (“Sub-Advisory Agreement”) with the Manager to provide investment sub-advisory services to the Fund. OFI Global will pay the Manager a percentage of the net investment advisory fee (after all applicable waivers have been deducted) that it receives from the Fund. The Agreement will continue until earlier of August 31, 2013 or the effective date of the Restated Advisory Agreement between the Fund and OFI Global. The Restated Advisory Agreement and Sub-Advisory Agreement will continue until August 31, 2013.

In arriving at its decisions, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, Restated Advisory Agreement and Sub-Advisory Agreement, including the management fees, in light of all the surrounding circumstances.

25	OPPENHEIMER MAIN STREET FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS    Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

26	OPPENHEIMER MAIN STREET FUND/VA

TRUSTEES AND OFFICERS BIOS   Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal

Sam Freedman, Chairman of the Board of Trustees (since 2012) and Trustee (since 1996) Age: 72	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Sub-Adviser and with subsidiary or affiliated companies of the Sub-Adviser (until October 1994). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edward L. Cameron, Trustee (since 1999) Age: 74	Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000-June 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July 1994-June 1998). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Cameron has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 1995) Age: 70	Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Sub-Adviser; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Sub-Adviser), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Trustee (since 2012) Age: 64	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2002) Age: 66	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 36 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2012) Age: 61	Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (and its predecessor firms); Board Chair (2008-Present) and Director (2004-Present), United Educators (insurance company); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee (since 2000) and Chair (since 2010), Newberry Library; Trustee, Mather LifeWays (since 2001); Trustee, BoardSource (2006-2009) and Chicago City Day School (1994-2005). Oversees 36 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Trustee (since 2002) Age: 68	Board of Directors of Opera Colorado Foundation (non-profit organization) (since March 2008); Director of Jones Knowledge, Inc. (2006-2010); Director of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank & Trust (commercial banking) (since August 2003); Director of Colorado UpLIFT (charitable organization) (1986-2010); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of Jones Knowledge, Inc. (2001-July 2004); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991) and Trustee (1984-1999) of Young Presidents Organization. Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

F. William Marshall, Jr., Trustee (since 2000) Age: 70

Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996) and MML Series Investment Fund (investment company) (since 1996) and Mass Mutual Premier Funds (investment company) (since January 2012); President and Treasurer of the SIS Funds (private charitable fund) (January 1999 – March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank)

(January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 40 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

27	OPPENHEIMER MAIN STREET FUND/VA

TRUSTEES AND OFFICERS BIOS   Unaudited / Continued

Karen L. Stuckey, Trustee (since 2012) Age: 59	Partner (1990-2012) of PricewaterhouseCoopers LLP (held various positions 1975-1990); Trustee (1992-2006) and member of Executive, Nominating and Audit Committees and Chair of Finance Committee of Lehigh University; and member, Women’s Investment Management Forum since inception. Oversees 36 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Age: 67	Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee, Audit Committee member and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Executive Committee Member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.
INTERESTED TRUSTEE AND OFFICER	The address of Mr. Glavin is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Glavin serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin is an Interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

William F. Glavin, Jr., Trustee, President and Principal Executive Officer (since 2009) Age: 54	Chief Executive Officer of OppenheimerFunds (since January 2013); Director, Chief Executive Officer and President of the Manager (since January 2013); Chairman of the Sub-Adviser (December 2009-December 2012); Chief Executive Officer (January 2009-December 2012) and Director of the Sub-Adviser (since January 2009); President of the Sub-Adviser (May 2009-December 2012); Management Director (since June 2009), President (since December 2009) and Chief Executive Officer (since January 2011) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (since March 2010); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 86 portfolios in the OppenheimerFunds complex.
OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Govil, Ram, Gabinet and Ms. Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Manind Govil, Vice President (since 2009) Age: 43	Mr. Govil, CFA, has been a Senior Vice President and the Main Street Team Leader of the Sub-Adviser (since May 2009). Prior to joining the Sub-Adviser, managed the RS Largecap Alpha fund (August 2005-March 2009) first with Guardian Life Insurance Company of America then with RS Investment Management Co. LLC, subsequent to their merger; head of equity investments at The Guardian Life Insurance Company of America (August 2005-October 2006) when Guardian Life Insurance acquired an interest in RS Investment Management Co. LLC; lead portfolio manager—large cap blend/core equity, co-head of equities and head of equity research (2001-July 2005); lead portfolio manager—core equity (April 1996-July 2005), at Mercantile Capital Advisers, Inc. A portfolio manager and officer of 4 portfolios in the OppenheimerFunds complex.

Benjamin Ram, Vice President (since 2009) Age: 40	Vice President of the Sub-Adviser (since May 2009). Prior to joining the Sub-Adviser, a sector manager for financial investments and a co-portfolio manager for mid-cap portfolios with the RS Core Equity Team of RS Investment Management Co. LLC (January 2006-May 2009) first with Guardian Life Insurance Company of America then with RS Investment Management Co. LLC, subsequent to their merger; a financials analyst (2003-2005) and co-portfolio manager (2005-2006) at Mercantile Capital Advisers, Inc; a bank analyst at Legg Mason Securities (2000-2003); a senior financial analyst at the CitiFinancial division of Citigroup, Inc. (1997-2000). A portfolio manager and officer of 3 portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Age: 54	General Counsel of OppenheimerFunds (since January 2013); Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 86 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Age: 39	Senior Vice President of OppenheimerFunds Distributor, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (July 2010-December 2012); Vice President of the Sub-Adviser (January 2003-July 2010); Vice President of OppenheimerFunds Distributor, Inc. (January 2003-July 2010). An officer of 86 portfolios in the OppenheimerFunds complex.

28	OPPENHEIMER MAIN STREET FUND/VA

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 62	Chief Compliance Officer of OppenheimerFunds (since January 2013); Senior Vice President and Chief Compliance Officer of the Manager (since January 2013); Chief Compliance Officer of OFI SteelPath, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (March 2004-December 2012); Chief Compliance Officer of the Sub-Adviser, OppenheimerFunds Distributor, Inc., OFI Trust Company, OFI Institutional Asset Management, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (June 1983-December 2012). An officer of 86 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 53	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 86 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.988.8287.

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OPPENHEIMER  MAIN STREET FUND®/VA

A Series of Oppenheimer Variable Account Funds

Manager	OFI Global Asset Management, Inc
Sub-Adviser	OppenheimerFunds, Inc.
Distributor	OppenheimerFunds Distributor, Inc.
Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.
Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services
Independent Registered Public Accounting Firm	KPMG LLP
Counsel	K&L Gates LLP

Before investing, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

©2013 OppenheimerFunds, Inc. All rights reserved.

December 31, 2012

Oppenheimer Main Street Small-& Mid-Cap Fund®/VA A Series of Oppenheimer Variable Account Funds	Annual Report

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Financial Statements

OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND®/VA

Portfolio Managers: Matthew P. Ziehl, CFA, Raymond Anello, CFA, and Raman Vardharaj, CFA

Average Annual Total Returns For the Periods Ended 12/31/12

	1-Year	5-Year	10-Year
Non-Service Shares	17.99%	3.96%	10.09%
Service Shares	17.67	3.71	9.85

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

Top Ten Common Stock Holdings
EPL Oil & Gas, Inc.	2.2%
LaSalle Hotel Properties	2.1
Robert Half International, Inc.	2.1
WellCare Health Plans, Inc.	2.1
CapitalSource, Inc.	2.0
Hub Group, Inc., Cl. A	1.9
Dunkin’ Brands Group, Inc.	1.8
CYS Investments, Inc.	1.7
Hatteras Financial Corp.	1.7
Aruba Networks, Inc.	1.6

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2012, and are based on net assets.

Sector Allocation

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2012, and are based on the total market value of common stocks.

2	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND/VA

FUND PERFORMANCE DISCUSSION

During the reporting period, the Fund’s Non-Service shares produced a return of 17.99%. In comparison, the Fund outperformed the Russell 2500 Index (the “Index”), which returned 17.88%. The Fund outperformed the Index primarily in the energy and consumer discretionary sectors due to better positive relative stock selection. The Fund underperformed the Index primarily in industrials and consumer staples.

Economic and Market Environment

Domestic equities generally produced positive returns this period. The period began during a time of improved market sentiment in which the United States managed to avoid a return to recession and European policymakers appeared to take steps to address the region’s sovereign debt and banking sector crises. Renewed investor optimism helped produce gains in the U.S. equity market as well as across a number of international equity markets over the first three months of 2012. The rebound across equities gained momentum after the European Central Bank (the “ECB”) implemented dual Long-Term Refinancing Operations (“LTROs”) to enhance liquidity for troubled banks and reduce rates on newly issued sovereign debt securities.

The second quarter was more volatile for the equity markets. In the U.S., slower than expected first quarter growth contributed to a sell-off in the U.S. stock market. Consumer confidence dropped as U.S. unemployment figures ticked slightly upwards after showing signs of improvement from the recession highs. In addition, uncertainty around the November 2012 elections and the potential elimination of a significant amount of government stimulus in the beginning of 2013, resulted in companies stalling spending and hiring, contributing to the economic slowdown. The reduction in growth outside of the U.S. also negatively impacted exports, which was exacerbated by a strengthening dollar. Outside of the U.S., the fear of contagion from the worsening European sovereign debt crisis and a recession across much of Europe also resulted in increased market volatility.

In the second half of the period, the equity markets generally resumed an upward trend despite ongoing concerns. In the U.S., the Fed introduced QE3, under which it announced plans to purchase mortgage-backed bonds on a monthly basis until the labor market shows signs of substantial improvement. Equities in the U.S. were also bolstered by the continued improvement of the housing market. However, the market did experience volatility due to uncertainty over the outcome of the Presidential election. In addition, the lack of visibility about resolution of the “fiscal cliff” weighed further on both business and consumer spending. These concerns were not enough to offset earlier gains, and immediately following the close of the period, the U.S. Congress enacted a last minute temporary resolution to the fiscal cliff.

Outside of the U.S., the results of elections in Greece and continued efforts by European policymakers to stabilize the situation in the region made the imminent fracturing of the Eurozone and the serious consequences that might have for the euro far less likely. The ECB also increased its efforts to stimulate economic growth, as it committed to potentially unlimited bond purchases to ease financing pressure on countries like Spain and Italy. Under the plan, these and other members of the European Union (excluding Greece) would be able to maintain access to funding at sustainable interest rates, on the condition that they continue with strict reform programs.

Top Individual Contributors

The top contributors to Fund performance this period included energy company HollyFrontier Corp., financials holding Ocwen Financial Corp., materials stock Packaging Corp. of America, and consumer discretionary stocks Toll Brothers, Inc. and PVH Corp.

After completing a merger in 2011 with oil refiner Frontier Oil, making the firm one of the largest oil refiners in the Western U.S., HollyFrontier Corp.’s stock enjoyed strong performance this reporting period. Cash generation by the company exceeded expectations and the company used a substantial portion of its cash to pay special dividends and aggressively repurchase shares. The stock also benefitted from the widening spread between West Texas Intermediate (WTI) and Brent Crude (Brent) prices. HollyFrontier sources most of its feedstock based on domestic oil prices, as represented by WTI, and sells its refined products based on global oil prices, represented by Brent.

Financial Services firm Ocwen primarily specializes in the acquisition and resolution of non-performing or underperforming loans. The company’s revenues and earnings increased as it continued to acquire books of underperforming loans for servicing and modification. Packaging Corp. of America had higher year-over-year gross margins, gross profits and net sales as well as record earnings. Shipments of corrugated products surged and the company reported improved mill operations and reduced expenses. Showing signs of a potential housing recovery in the U.S., luxury homebuilder Toll Brothers had solid gains, announcing new plans for expansion. The company retained its advantageous position as the largest luxury home builder in the United States. PVH is a large global branded lifestyle apparel company that reported robust profits during the period. It also announced the acquisition of Warnaco, which would bring all Calvin Klein-branded apparel under one company. We exited our position.

Top Individual Detractors

The most significant detractors from performance this period were health care stocks WellCare Health Plans, Inc. and Questcor Pharmaceuticals, Inc., and financials company MSCI, Inc. WellCare, a managed care provider to both Medicare and Medicaid recipients, posted disappointing results partially due to unfavorable medical cost trends which negatively impacted profitability and caused management to lower earnings guidance. The results were also affected by an unexpected adverse CMS (Centers for Medicare & Medicaid Services) ruling related to a reimbursement dispute in Georgia. We continue to believe that WellCare is favorably positioned and that it has the potential to benefit from growth stemming from the aging population trends and opportunities arising from

3	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND/VA

Medicaid expansion. After a positive first half of 2012, biopharmaceutical firm Questcor Pharmaceuticals traded lower as a result of market concerns involving Aetna, Inc.’s reimbursement criteria for Questcor’s drug Acthar and a probe into Questcor’s promotional practices. Shares of MSCI, a global leader in providing investment tools to investment institutions, fell after a large client announced plans to adopt benchmarks with another firm in lieu of MSCI. We exited our position.

Strategy & Outlook

Despite macroeconomic headwinds, we believe that many U.S. corporations have continued to build balance sheet strength and have generally made effective capital allocation decisions. While profit growth may remain slow, we believe balance sheets are likely to remain healthy and returns on capital should remain stable. Our long-term investment process remains the same. We seek companies that we believe have sustainable competitive advantages, with the management skill and financial resources to generate stronger profit margins, take market share from weaker players, and/or return significant capital to shareholders. We focus on leading firms in structurally attractive industries with committed management teams that have proven records of performance. We seek to invest in such companies when their valuations are attractive, and believe that this disciplined approach is the key to generating positive long-term returns. We believe our investment strategy has the potential to provide both upside participation and downside protection.

Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The Fund’s prospectus and summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each share class of the Fund held until December 31, 2012. Performance is measured over a ten-fiscal-year period for both Classes. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

The Fund’s performance is compared to the performance of the Russell 2500 Index, a broad-based index featuring 2,500 stocks of companies with small- and mid-cap market capitalizations, and the Russell 2000 Index, an unmanaged index of equity securities of small capitalization companies that is a measure of the small company market. The indices are unmanaged and cannot be purchased directly by investors. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices.

4	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND/VA

Non-Service Shares

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Average Annual Total Returns of Non-Service Shares of the Fund at 12/31/12
1-Year	17.99%	5-Year	3.96%	10-Year	10.09%

Service Shares

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Average Annual Total Returns of Service Shares of the Fund at 12/31/12
1-Year	17.67%	5-Year	3.71%	10-Year	9.85%

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

5	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND/VA

FUND EXPENSES

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2012.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During 6 Months Ended December 31, 2012
Non-Service shares	$1,000.00	$1,075.30	$4.18
Service shares	1,000.00	1,074.30	5.44

Hypothetical (5% return before expenses)
Non-Service shares	1,000.00	1,021.11	4.07
Service shares	1,000.00	1,019.91	5.29

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended December 31, 2012 are as follows:

Class	Expense Ratios
Class Non-Service	0.80%
Class Service	1.04

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

6	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND/VA

STATEMENT OF INVESTMENTS    December 31, 2012

	Shares	Value
Common Stocks—98.9%
Consumer Discretionary—13.5%
Auto Components—1.8%
Cooper Tire & Rubber Co.	61,770	$1,566,487
Dana Holding Corp.	898,954	14,032,672
Standard Motor Products, Inc.	22,572	501,550

		16,100,709
Distributors—0.8%
Pool Corp.	177,239	7,500,754
VOXX International Corp.[1]	70,450	474,128

		7,974,882
Diversified Consumer Services—0.1%
Coinstar, Inc.[1]	26,439	1,375,092
Hotels, Restaurants & Leisure—2.4%
Bob Evans Farms, Inc.	41,296	1,660,099
Brinker International, Inc.	63,954	1,981,934
Dunkin’ Brands Group, Inc.	509,023	16,889,383
Papa John’s International, Inc.[1]	22,183	1,218,734
Red Robin Gourmet Burgers, Inc.[1]	28,610	1,009,647
Texas Roadhouse, Inc.	15,340	257,712
Town Sports International Holdings, Inc.	14,610	155,596

		23,173,105
Household Durables—0.6%
CSS Industries, Inc.	12,958	283,651
NACCO Industries, Inc., Cl. A	6,860	416,333
Toll Brothers, Inc.[1]	166,460	5,381,652

		6,081,636
Media—1.9%
Imax Corp.[1]	639,186	14,368,901
Scholastic Corp.	48,345	1,429,078
Valassis Communications, Inc.	55,341	1,426,691

		17,224,670
Multiline Retail—0.3%
Fred’s, Inc., Cl. A	43,081	573,408
Saks, Inc.[1]	168,972	1,775,896

		2,349,304
Specialty Retail—4.3%
ANN, Inc.[1]	72,413	2,450,456
CarMax, Inc.[1]	195,510	7,339,445
Cato Corp., Cl. A	78,197	2,144,944
Express, Inc.[1]	92,016	1,388,521
Finish Line, Inc. (The), Cl. A	99,273	1,879,238
Hot Topic, Inc.	131,770	1,271,580
Monro Muffler Brake, Inc.	282,209	9,868,849
Pier 1 Imports, Inc.	594,210	11,884,200
Rent-A-Center, Inc.	12,790	439,464
Stage Stores, Inc.	22,990	569,692
Williams-Sonoma, Inc.	25,980	1,137,145

		40,373,534
Textiles, Apparel & Luxury Goods—1.3%
Fossil, Inc.[1]	57,712	5,372,987
Jones Group, Inc. (The)	54,400	601,664
Warnaco Group, Inc. (The)[1]	84,150	6,022,616

		11,997,267
Consumer Staples—2.6%
Beverages—0.1%
Cott Corp.	78,596	631,126
Food & Staples Retailing—0.1%
Safeway, Inc.	42,590	770,453
Spartan Stores, Inc.	21,677	332,959
Village Super Market, Inc., Cl. A	6,555	215,397
Weis Markets, Inc.	12,292	481,478

		1,800,287
Food Products—2.3%
Dean Foods Co.[1]	100,660	1,661,897
Flowers Foods, Inc.	402,780	9,372,691
Ingredion, Inc.	7,960	512,863
TreeHouse Foods, Inc.[1]	175,212	9,133,802

		20,681,253

	Shares	Value
Household Products—0.0%
Harbinger Group, Inc.[1]	29,650	$228,008
Personal Products—0.1%
USANA Health Sciences, Inc.[1]	30,950	1,019,183
Tobacco—0.0%
Universal Corp.	3,297	164,553
Energy—6.1%
Energy Equipment & Services—0.8%
Basic Energy Services, Inc.[1]	41,222	470,343
Helix Energy Solutions Group, Inc.[1]	95,388	1,968,808
Matrix Service Co.[1]	49,436	568,514
Parker Drilling Co.[1]	276,223	1,270,626
Patterson-UTI Energy, Inc.	94,820	1,766,497
RPC, Inc.	164,357	2,011,730

		8,056,518
Oil, Gas & Consumable Fuels—5.3%
Alon USA Energy, Inc.	71,990	1,302,299
CVR Energy, Inc.[1,2]	43,316	—
Delek US Holdings, Inc.	47,590	1,204,979
EPL Oil & Gas, Inc.[1]	913,827	20,606,800
HollyFrontier Corp.	124,273	5,784,908
MPLX LP1	163,960	5,113,912
PAA Natural Gas Storage LP	263,933	5,027,924
Renewable Energy Group, Inc.[1]	860,998	5,045,448
REX American Resources Corp.[1]	6,520	125,771
VAALCO Energy, Inc.[1]	233,417	2,019,057
Western Refining, Inc.	165,701	4,671,111

		50,902,209
Financials—24.3%
Capital Markets—1.7%
Federated Investors, Inc., Cl. B	51,317	1,038,143
Financial Engines, Inc.[1]	452,213	12,548,911
WisdomTree Investments, Inc.[1]	472,530	2,891,884

		16,478,938
Commercial Banks—3.6%
Associated Banc-Corp.	27,720	363,686
BankUnited, Inc.	335,484	8,199,229
CapitalSource, Inc.	2,480,349	18,801,045
Citizens & Northern Corp.	9,086	171,725
CVB Financial Corp.	104,440	1,086,176
Eagle Bancorp, Inc.[1]	24,173	482,735
FirstMerit Corp.	232,736	3,302,524
Old National Bancorp	67,910	806,092
Univest Corp. of Pennsylvania	20,380	348,498
WesBanco, Inc.	25,159	559,033

		34,120,743
Consumer Finance—0.1%
EZCORP, Inc., Cl. A1	29,074	577,410
Diversified Financial Services—0.9%
Moody’s Corp.	153,940	7,746,261
NASDAQ OMX Group, Inc. (The)	39,220	980,892

		8,727,153
Insurance—3.9%
Alterra Capital Holdings Ltd.	148,043	4,173,332
American Financial Group, Inc.	62,628	2,475,059
AmTrust Financial Services, Inc.	326,406	9,364,588
Assurant, Inc.	41,570	1,442,479
First American Financial Corp.	35,960	866,276
Greenlight Capital Re Ltd., Cl. A1	23,120	533,610
HCC Insurance Holdings, Inc.	69,070	2,570,095
Horace Mann Educators Corp.	78,134	1,559,555
Maiden Holdings Ltd.	33,010	303,362
Montpelier Re Holdings Ltd.	39,670	906,856
PartnerRe Ltd.	9,710	781,558
Primerica, Inc.	81,795	2,454,668
Protective Life Corp.	52,402	1,497,649
RenaissanceRe Holdings Ltd.	9,360	760,594
Symetra Financial Corp.	175,173	2,273,746
Torchmark Corp.	35,297	1,823,796

7	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND/VA

STATEMENT OF INVESTMENTS     / (Continued)

	Shares	Value
Insurance (Continued)
Validus Holdings Ltd.	25,100	$867,958

		34,655,181
Real Estate Investment Trusts (REITs)—11.1%
Ares Commercial Real Estate Corp.	283,429	4,653,904
Brandywine Realty Trust	49,140	599,017
CapLease, Inc.	544,720	3,034,090
CBL & Associates Properties, Inc.	49,870	1,057,743
Chatham Lodging Trust	377,600	5,807,488
Coresite Realty Corp.	29,210	807,949
CubeSmart	79,741	1,161,826
CYS Investments, Inc.	1,372,189	16,205,552
EastGroup Properties, Inc.	38,133	2,051,937
First Industrial Realty Trust, Inc.[1]	69,390	977,011
Hatteras Financial Corp.	653,060	16,202,419
Healthcare Realty Trust, Inc.	52,580	1,262,446
LaSalle Hotel Properties	771,996	19,600,978
Lexington Realty Trust	71,360	745,712
Mid-America Apartment Communities, Inc.	169,955	11,004,586
Ramco-Gershenson Properties Trust	58,990	785,157
Sovran Self Storage, Inc.	30,329	1,883,431
Starwood Property Trust, Inc.	625,282	14,356,475
Sunstone Hotel Investors, Inc.[1]	64,507	690,870
Weingarten Realty Investors	25,520	683,170

		103,571,761
Thrifts & Mortgage Finance—3.0%
Home Loan Servicing Solutions Ltd.	605,410	11,442,249
Ocwen Financial Corp.[1]	234,940	8,126,575
Oritani Financial Corp.	465,750	7,135,290
Washington Federal, Inc.	78,750	1,328,513

		28,032,627
Health Care—11.5%
Biotechnology—2.3%
Achillion Pharmaceuticals, Inc.[1]	397,929	3,191,391
Cepheid, Inc.[1]	295,130	9,978,345
Indevus Pharmaceuticals, Inc.[1]	2,500	25
Medivation, Inc.[1]	69,742	3,568,001
PDL BioPharma, Inc.	317,159	2,235,971
Sarepta Therapeutics, Inc.[1]	107,640	2,777,112

		21,750,845
Health Care Equipment & Supplies—2.7%
CONMED Corp.	55,554	1,552,734
DexCom, Inc.[1]	482,570	6,567,778
Greatbatch, Inc.[1]	309,851	7,200,937
Orthofix International NV1	181,970	7,156,880
RTI Biologics, Inc.[1]	116,755	498,544
STERIS Corp.	20,420	709,187

		23,686,060
Health Care Providers & Services—4.7%
AmSurg Corp.[1]	55,101	1,653,581
Chemed Corp.	25,470	1,746,987
Community Health Systems, Inc.	227,340	6,988,432
Ensign Group, Inc. (The)	51,250	1,393,487
Hanger, Inc.[1]	43,260	1,183,594
HealthSouth Corp.[1]	440,570	9,300,433
Omnicare, Inc.	32,320	1,166,752
Owens & Minor, Inc.	26,460	754,375
PharMerica Corp.[1]	27,560	392,454
Select Medical Holdings Corp.	144,502	1,362,654
WellCare Health Plans, Inc.[1]	396,610	19,310,941

		45,253,690
Life Sciences Tools & Services—0.3%
Cambrex Corp.[1]	26,836	305,394
Charles River Laboratories International, Inc.[1]	32,080	1,202,038
PerkinElmer, Inc.	48,966	1,554,181

		3,061,613
Pharmaceuticals—1.5%
Endo Health Solutions, Inc.[1]	22,240	584,245
MAP Pharmaceuticals, Inc.[1]	288,060	4,525,423
Questcor Pharmaceuticals, Inc.	249,300	6,661,296

	Shares	Value
Pharmaceuticals (Continued)
Santarus, Inc.[1]	122,060	$1,340,219
SciClone Pharmaceuticals, Inc.[1]	197,700	852,087

		13,963,270
Industrials—18.0%
Aerospace & Defense—1.7%
B/E Aerospace, Inc.[1]	188,760	9,324,744
Moog, Inc., Cl. A1	36,139	1,482,783
Triumph Group, Inc.	66,920	4,369,876

		15,177,403
Air Freight & Couriers—2.4%
Atlas Air Worldwide Holdings, Inc.[1]	113,120	5,012,347
Hub Group, Inc., Cl. A1	517,658	17,393,309
Park-Ohio Holdings Corp.[1]	17,372	370,197

		22,775,853
Airlines—0.1%
US Airways Group, Inc.[1]	69,330	935,955
Commercial Services & Supplies—2.7%
Deluxe Corp.	54,617	1,760,852
Intersections, Inc.	32,880	311,702
KAR Auction Services, Inc.	275,520	5,576,525
Knoll, Inc.	16,198	248,801
Mine Safety Appliances Co.	17,730	757,248
Steelcase, Inc., Cl. A	138,280	1,761,687
Sykes Enterprises, Inc.[1]	50,726	772,050
Waste Connections, Inc.	418,990	14,157,672

		25,346,537
Construction & Engineering—1.2%
AECOM Technology Corp.[1]	54,160	1,289,008
KBR, Inc.	357,011	10,681,769

		11,970,777
Electrical Equipment—2.2%
EnerSys[1]	56,580	2,129,105
General Cable Corp.[1]	326,823	9,938,687
Regal-Beloit Corp.	126,029	8,881,264

		20,949,056
Industrial Conglomerates—0.1%
Standex International Corp.	20,416	1,047,137
Machinery—1.5%
Altra Holdings, Inc.	22,870	504,283
Barnes Group, Inc.	40,370	906,710
Columbus McKinnon Corp.[1]	21,290	351,711
FreightCar America, Inc.	22,970	514,987
Hyster-Yale Materials Handling, Inc., Cl. B	6,860	334,768
Kadant, Inc.[1]	31,660	839,307
Miller Industries, Inc.	30,706	468,266
Wabtec Corp.	105,949	9,274,775
Watts Water Technologies, Inc., Cl. A	18,940	814,231

		14,009,038
Professional Services—3.7%
ICF International, Inc.[1]	54,031	1,266,487
Korn/Ferry International[1]	757,161	12,008,573
Navigant Consulting, Inc.[1]	75,402	841,486
Resources Connection, Inc.	49,920	596,045
Robert Half International, Inc.	611,815	19,467,953

		34,180,544
Road & Rail—2.4%
Genesee & Wyoming, Inc., Cl. A1	85,691	6,519,371
Old Dominion Freight Line, Inc.[1]	402,921	13,812,132
Swift Transportation Co.[1]	157,910	1,440,139

		21,771,642
Information Technology—14.7%
Communications Equipment—3.2%
Arris Group, Inc.[1]	117,830	1,760,380
Aruba Networks, Inc.[1]	701,456	14,555,212
Brocade Communications Systems, Inc.[1]	318,192	1,695,963
Finisar Corp.[1]	611,271	9,963,717
Harris Corp.	13,270	649,699

		28,624,971
Computers & Peripherals—1.4%
Diebold, Inc.	41,140	1,259,295

8	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND/VA

	Shares	Value
Computers & Peripherals (Continued)
Western Digital Corp.	277,293	$11,782,180

		13,041,475
Electronic Equipment, Instruments, & Components—0.0%
Celestica, Inc.[1]	8,576	69,894
SYNNEX Corp.[1]	8,760	301,169

		371,063
Internet Software & Services—1.0%
j2 Global, Inc.	297,373	9,093,666
Perficient, Inc.[1]	19,170	225,823

		9,319,489
IT Services—2.1%
Acxiom Corp.[1]	137,092	2,393,626
Booz Allen Hamilton Holding Corp.	93,885	1,306,879
Broadridge Financial Solutions, Inc.	73,625	1,684,540
CACI International, Inc., Cl. A1	209,744	11,542,212
CSG Systems International, Inc.[1]	65,516	1,191,081
Global Cash Access Holdings, Inc.[1]	110,040	862,714
MAXIMUS, Inc.	6,495	410,614
SAIC, Inc.	69,940	791,721

		20,183,387
Semiconductors & Semiconductor Equipment—3.1%
Cavium, Inc.[1]	207,630	6,480,132
IXYS Corp.	52,059	475,819
Semtech Corp.[1]	496,798	14,382,302
Skyworks Solutions, Inc.[1]	430,359	8,736,288

		30,074,541
Software—3.9%
Fortinet, Inc.[1]	669,171	14,099,433
Mentor Graphics Corp.[1]	90,310	1,537,076
ServiceNow, Inc.[1]	119,470	3,587,684
Splunk, Inc.[1]	133,170	3,864,593
TIBCO Software, Inc.[1]	549,386	12,091,986
Websense, Inc.[1]	87,206	1,311,578

		36,492,350
Materials—7.0%
Chemicals—3.2%
A. Schulman, Inc.	65,818	1,904,115
Cytec Industries, Inc.	200,478	13,798,901
H.B. Fuller Co.	58,813	2,047,869
Huntsman Corp.	120,652	1,918,367
Innospec, Inc.	22,870	788,786
Omnova Solutions, Inc.[1]	35,040	245,630
W.R. Grace & Co.[1]	134,900	9,069,327

		29,772,995

	Shares	Value
Containers & Packaging—1.4%
Bemis Co., Inc.	28,300	$946,918
Graphic Packaging Holding Co.[1]	145,097	937,327
Myers Industries, Inc.	52,675	798,026
Packaging Corp. of America	263,930	10,153,387

		12,835,658
Metals & Mining—1.9%
Commercial Metals Co.	24,580	365,259
Compass Minerals International, Inc.	121,574	9,082,794
Kaiser Aluminum Corp.	79,740	4,919,161
Metals USA Holdings Corp.	33,160	579,968
Worthington Industries, Inc.	105,097	2,731,471

		17,678,653
Paper & Forest Products—0.5%
KapStone Paper & Packaging Corp.	77,740	1,725,051
Neenah Paper, Inc.	2,500	71,175
P.H. Glatfelter Co.	118,450	2,070,506
Schweitzer-Mauduit International, Inc.	29,120	1,136,554

		5,003,286
Telecommunication Services—0.1%
Diversified Telecommunication Services—0.1%
Vonage Holdings Corp.[1]	599,108	1,419,886
Utilities—1.1%
Electric Utilities—0.3%
El Paso Electric Co.	23,440	747,970
NV Energy, Inc.	72,300	1,311,522
Portland General Electric Co.	23,022	629,882

		2,689,374
Gas Utilities—0.1%
UGI Corp.	36,620	1,197,840
Multi-Utilities—0.4%
TECO Energy, Inc.	97,583	1,635,491
Vectren Corp.	52,719	1,549,939

		3,185,430
Water Utilities—0.3%
Aqua America, Inc.	103,203	2,623,420

Total Common Stocks (Cost $795,151,749)		926,690,387
Investment Company—1.4%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.15%[3,4]
(Cost $13,103,742)	13,103,742	13,103,742
Total Investments, at Value (Cost $808,255,491)	100.3%	939,794,129
Liabilities in Excess of Other Assets	(0.3)	(2,606,798)
Net Assets	100.0%	$937,187,331

Footnotes to Statement of Investments

1. Non-income producing security.

2. Escrow shares received as a result of issuer reorganization.

3. Rate shown is the 7-day yield as of December 31, 2012.

4. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended December 31, 2012, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 30, 2011[a]	Gross Additions	Gross Reductions		Shares December 31, 2012
Oppenheimer Institutional Money Market Fund, Cl. E	17,286,356	298,134,785	302,317,399		13,103,742

				Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E				$13,103,742	$47,686

a. December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

9	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND/VA

STATEMENT OF  ASSETS AND LIABILITIES    December 31, 2012

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $795,151,749)	$926,690,387
Affiliated companies (cost $13,103,742)	13,103,742
939,794,129
Cash	877
Receivables and other assets:
Investments sold	7,315,241
Dividends	1,232,849
Shares of beneficial interest sold	63,818
Other	26,025
Total assets	948,432,939
Liabilities
Payables and other liabilities:
Investments purchased	9,647,584
Shares of beneficial interest redeemed	1,173,197
Distribution and service plan fees	183,747
Shareholder communications	95,039
Transfer and shareholder servicing agent fees	80,732
Trustees’ compensation	24,502
Other	40,807
Total liabilities	11,245,608
Net Assets	$937,187,331
Composition of Net Assets
Par value of shares of beneficial interest	$46,924
Additional paid-in capital	787,319,303
Accumulated net investment income	7,663,759
Accumulated net realized gain on investments	10,618,707
Net unrealized appreciation on investments	131,538,638
Net Assets	$937,187,331
Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $87,266,923 and 4,332,954 shares of beneficial interest outstanding)	$20.14
Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $849,920,408 and 42,591,043 shares of beneficial interest outstanding)	$19.96

See accompanying Notes to Financial Statements.

.

10	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND/VA

STATEMENT OF  OPERATIONS    For the Year Ended December 31, 2012

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $18,401)	$17,142,033
Affiliated companies	47,686
Interest	462
Total investment income	17,190,181
Expenses
Management fees	6,378,552
Distribution and service plan fees—Service shares	2,100,177
Transfer and shareholder servicing agent fees:
Non-Service shares	83,943
Service shares	838,752
Shareholder communications:
Non-Service shares	13,101
Service shares	128,282
Custodian fees and expenses	5,167
Trustees’ compensation	50,601
Administration service fees	1,500
Other	116,757
Total expenses	9,716,832
Less waivers and reimbursements of expenses	(290,043)
Net expenses	9,426,789
Net Investment Income	7,763,392
Realized and Unrealized Gain
Net realized gain on investments from unaffiliated companies	96,274,108
Net change in unrealized appreciation/depreciation on investments	44,253,351
Net Increase in Net Assets Resulting from Operations	$148,290,851

See accompanying Notes to Financial Statements.

11	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND/VA

STATEMENTS OF  CHANGES IN NET ASSETS

	Year Ended December 31, 2012	Year Ended December 30, 2011[1]
Operations
Net investment income	$7,763,392	$3,290,932
Net realized gain	96,274,108	130,521,268
Net change in unrealized appreciation/depreciation	44,253,351	(149,938,873)
Net increase (decrease) in net assets resulting from operations	148,290,851	(16,126,673)
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(465,213)	(569,104)
Service shares	(2,756,105)	(3,235,789)
	(3,221,318)	(3,804,893)
Beneficial Interest Transactions
Net decrease in net assets resulting from beneficial interest transactions:
Non-Service shares	(5,485,155)	(13,898,613)
Service shares	(72,871,133)	(50,982,214)
	(78,356,288)	(64,880,827)
Net Assets
Total increase (decrease)	66,713,245	(84,812,393)
Beginning of period	870,474,086	955,286,479
End of period (including accumulated net investment income of $7,663,759 and $3,886,759, respectively)	$937,187,331	$870,474,086

1. December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of accompanying Notes.

See accompanying Notes to Financial Statements.

12	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND/VA

FINANCIAL  HIGHLIGHTS

Non-Service Shares	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008
Per Share Operating Data
Net asset value, beginning of period	$17 .17	$17 .66	$14 .40	$10 .65	$18 .20
Income (loss) from investment operations:
Net investment income[2]	0 .21	0 .10	0 .10	0 .08	0 .12
Net realized and unrealized gain (loss)	2 .87	(0 .48)	3 .25	3 .78	(6 .73)
Total from investment operations	3 .08	(0 .38)	3 .35	3 .86	(6 .61)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0 .11)	(0 .11)	(0 .09)	(0 .11)	(0 .08)
Distributions from net realized gain	0 .00	0 .00	0 .00	0 .00	(0 .86)
Total dividends and/or distributions to shareholders	(0 .11)	(0 .11)	(0 .09)	(0 .11)	(0 .94)
Net asset value, end of period	$20.14	$17.17	$17.66	$14.40	$10.65
Total Return, at Net Asset Value[3]	17.99%	(2.21)%	23.41%	37.20%	(37.83)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$87,267	$79,722	$95,576	$81,814	$58,478
Average net assets (in thousands)	$83,790	$86,796	$88,063	$69,585	$80,406
Ratios to average net assets:[4]
Net investment income	1 .09%	0 .58%	0 .68%	0 .71%	0 .80%
Total expenses[5]	0 .83%	0 .83%	0 .85%	0 .91%	0 .75%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0 .80%	0 .80%	0 .80%	0 .82%	0 .75%
Portfolio turnover rate	92%	108%	73%	140%	130%

1. December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2012	0.83%
Year Ended December 30, 2011	0.83%
Year Ended December 31, 2010	0.85%
Year Ended December 31, 2009	0.91%
Year Ended December 31, 2008	0.75%

See accompanying Notes to Financial Statements.

13	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND/VA

FINANCIAL HIGHLIGHTS (Continued)

Service Shares	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008
Per Share Operating Data
Net asset value, beginning of period	$17 .02	$17 .50	$14 .28	$10 .54	$18 .03
Income (loss) from investment operations:
Net investment income[2]	0 .15	0 .06	0 .07	0 .05	0 .08
Net realized and unrealized gain (loss)	2 .85	(0 .47)	3 .21	3 .76	(6 .67)
Total from investment operations	3 .00	(0 .41)	3 .28	3 .81	(6 .59)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0 .06)	(0 .07)	(0 .06)	(0 .07)	(0 .04)
Distributions from net realized gain	0 .00	0 .00	0 .00	0 .00	(0 .86)
Total dividends and/or distributions to shareholders	(0 .06)	(0 .07)	(0 .06)	(0 .07)	(0 .90)
Net asset value, end of period	$19 .96	$17 .02	$17 .50	$14 .28	$10 .54
Total Return, at Net Asset Value[3]	17 .67%	(2 .38)%	23 .06%	36 .88%	(38 .00)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$849,920	$790,752	$859,710	$662,347	$551,644
Average net assets (in thousands)	$836,487	$823,201	$730,069	$612,651	$769,150
Ratios to average net assets:[4]
Net investment income	0 .82%	0 .34%	0 .45%	0 .47%	0 .52%
Total expenses[5]	1 .08%	1 .08%	1 .10%	1 .15%	0 .99%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1 .05%	1 .05%	1 .05%	1 .07%	0 .99%
Portfolio turnover rate	92%	108%	73%	140%	130%

1. December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2012	1 .08%
Year Ended December 30, 2011	1 .08%
Year Ended December 31, 2010	1 .10%
Year Ended December 31, 2009	1 .15%
Year Ended December 31, 2008	0 .99%

See accompanying Notes to Financial Statements.

14	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND/VA

NOTES TO  FINANCIAL STATEMENTS

1. Significant Accounting Policies

Oppenheimer Main Street Small- & Mid-Cap Fund/VA (the “Fund”) is a separate series of Oppenheimer Variable Account Funds, a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).

The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies consistently followed by the Fund.

Previous Annual Period. The last day of the Fund’s fiscal year was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$6,965,083	$13,168,987	$—	$129,711,542

1. During the fiscal year ended December 31, 2012, the Fund utilized $81,263,761 of capital loss carryforward to offset capital gains realized in that fiscal year.

2. During the fiscal year ended December 30, 2011, the Fund utilized $125,951,235 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for December 31, 2012. Net assets of the Fund were unaffected by the reclassifications.

Increase to Paid-in Capital	Reduction to Accumulated Net Investment Income	Reduction to Accumulated Net Realized Gain on Investments[3]
$1,324,294	$765,074	$559,220

15	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND/VA

NOTES TO  FINANCIAL STATEMENTS     / (Continued)

1. Significant Accounting Policies (Continued)

3. $1,326,288, all of which was long-term capital gain, was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the years ended December 31, 2012 and December 31, 2011 was as follows:

	Year Ended December 31, 2012	Year Ended December 31, 2011
Distributions paid from:
Ordinary income	$3,221,318	$3,804,893

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2012 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$810,082,587

Gross unrealized appreciation	$147,183,695
Gross unrealized depreciation	(17,472,153)

Net unrealized appreciation	$129,711,542

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

16	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND/VA

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

17	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND/VA

NOTES TO  FINANCIAL STATEMENTS     / (Continued)

2. Securities Valuation (Continued)

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2)	Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3)	Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of December 31, 2012 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$126,650,199	$—	$—	$126,650,199
Consumer Staples	24,524,410	—	—	24,524,410
Energy	58,958,727	—	—	58,958,727
Financials	226,163,813	—	—	226,163,813
Health Care	107,715,453	—	25	107,715,478
Industrials	167,829,174	334,768	—	168,163,942
Information Technology	138,107,276	—	—	138,107,276
Materials	65,290,592	—	—	65,290,592
Telecommunication Services	1,419,886	—	—	1,419,886
Utilities	9,696,064	—	—	9,696,064
Investment Company	13,103,742	—	—	13,103,742

Total Assets	$939,459,336	$334,768	$25	$939,794,129

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2012		Year Ended December 30, 2011
	Shares	Amount	Shares	Amount
Non-Service Shares
Sold	1,076,459	$20,632,430	1,642,399	$27,944,106
Dividends and/or distributions reinvested	25,160	465,213	30,896	569,104
Redeemed	(1,410,970)	(26,582,798)	(2,443,618)	(42,411,823)

Net decrease	(309,351)	$(5,485,155)	(770,323)	$(13,898,613)

Service Shares
Sold	4,633,662	$87,048,768	6,217,855	$105,066,282
Dividends and/or distributions reinvested	150,278	2,756,105	176,916	3,235,789
Redeemed	(8,665,817)	(162,676,006)	(9,038,872)	(159,284,285)

Net decrease	(3,881,877)	$(72,871,133)	(2,644,101)	$(50,982,214)

18	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND/VA

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended December 31, 2012, were as follows:

	Purchases	Sales
Investment securities	$823,140,575	$894,755,148

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Over $800 million	0.60

Administrative Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. For the year ended December 31, 2012, the Fund paid $915,933 to OFS for services to the Fund.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) in accordance with Rule 12b-1 under the Investment Company Act of 1940 for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.80% for Non-Service shares and 1.05% for Service shares. During the year ended December 31, 2012, the Manager waived fees and/or reimbursed the Fund $22,632 and $243,697 for Non-Service and Service shares, respectively.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended December 31, 2012, the Manager waived fees and/or reimbursed the Fund $23,714 for IMMF management fees.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Subsequent Event

The Board of Trustees of the Fund recently approved a series of modifications to the Fund’s investment advisory and transfer agency arrangements in connection with internal corporate restructuring efforts at OppenheimerFunds, Inc. (“OFI”). As a result of these modifications, on January 1, 2013 (the “Effective Date”), OFI Global Asset Management, Inc. (“OFI Global”), a wholly-owned subsidiary of OFI, became the investment adviser and transfer agent to the Fund under the terms of the Fund’s advisory agreement and transfer agency agreement, respectively. OFI Global, in turn, entered into a new sub-advisory agreement for the Fund, on the Effective Date, whereby OFI Global will have oversight and supervisory responsibilities and OFI will choose the Fund’s investments and provide related advisory services to the Fund. In addition, on the Effective Date, OFI Global entered into a sub-transfer agency agreement with Shareholder Services, Inc. doing business as OppenheimerFunds Services, a wholly-owned subsidiary of OFI, under which it will be responsible for providing transfer agency services to the Fund.

The realignment of advisory service responsibility between OFI Global and OFI did not result in any change in the persons managing the assets of the Fund, the level or nature of the advisory services provided to the Fund, or the fees charged to the Fund.

7. Pending Litigation

Since 2009, a number of class action lawsuits have been pending in federal courts against OppenheimerFunds, Inc., the Fund’s Adviser through December 31, 2012 and Sub-Adviser effective January 1, 2013 (the “Manager”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the

19	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND/VA

NOTES TO  FINANCIAL STATEMENTS    / (Continued)

7. Pending Litigation (Continued)

“Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against the Manager and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

The Manager believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

20	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND/VA

REPORT OF  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Variable Account Funds:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Main Street Small- & Mid-Cap Fund/VA (a separate series of Oppenheimer Variable Account Funds), including the statement of investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights of Oppenheimer Main Street Small- & Mid-Cap Fund/VA for the year ended December 31, 2008 were audited by other auditors whose report dated February 11, 2009 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Main Street Small- & Mid-Cap Fund/VA as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

February 19, 2013

21	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND/VA

FEDERAL INCOME TAX INFORMATION    Unaudited

In early 2013, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2012.

Dividends, if any, paid by the Fund during the fiscal year ended December 31, 2012 which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 100% to arrive at the amount eligible for the corporate dividend-received deduction.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

22	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT

ADVISORY AGREEMENT    Unaudited

Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio managers and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Matthew Ziehl, Raymond Anello, and Raman Vardharaj, the portfolio managers for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.

Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other small-cap core funds underlying variable insurance products. The Board noted that the Fund outperformed its performance universe median for the one-, three-, five- and ten-year periods.

Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other small-cap core funds underlying variable insurance products. In reviewing the fees and expenses charged to the VA funds, the Board considered the Manager’s assertion that, because there is much greater disparity in the fees and services that may be provided by a manager to a VA fund as opposed to a retail fund, when comparing the expenses of the various VA funds to those of retail funds, it is most appropriate to focus on total expenses (rather than on the management fees). Accordingly, while the Board reviewed and considered all expenses, it focused on total expenses. The Board considered that the Fund’s actual management fees and total expenses were lower than its expense group median and average. The Board also considered that the Manager has voluntarily agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit total annual fund operating expenses after any fee waiver and/or expense reimbursement (excluding (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; (iii) certain other expenses attributable to, and incurred as a result of, a Fund’s investments; and (iv) other extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Fund’s business) to annual rates of 0.80% for Non-Service shares and 1.05% for Service shares. This voluntary expense limitation may not be amended or withdrawn until one year after the date of the Fund’s prospectus.

Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the

23	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT

ADVISORY AGREEMENT    Unaudited/Continued

Manager’s affiliates and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement. In addition, the Board, including a majority of the Independent Trustees, approved the restructuring of the Fund’s investment advisory arrangement so that effective January 1, 2013, (i) OFI Global Asset Management, Inc. (“OFI Global”), a wholly owned subsidiary of the Manager, will serve as the investment adviser to the Fund in place of the Manager under a Restated Advisory Agreement (“Restated Advisory Agreement”), and (ii) OFI Global will enter into a Sub-Advisory Agreement (“Sub-Advisory Agreement”) with the Manager to provide investment sub-advisory services to the Fund. OFI Global will pay the Manager a percentage of the net investment advisory fee (after all applicable waivers have been deducted) that it receives from the Fund. The Agreement will continue until earlier of August 31, 2013 or the effective date of the Restated Advisory Agreement between the Fund and OFI Global. The Restated Advisory Agreement and Sub-Advisory Agreement will continue until August 31, 2013.

In arriving at its decisions, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, Restated Advisory Agreement and Sub-Advisory Agreement, including the management fees, in light of all the surrounding circumstances.

24	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO THE STATEMENTS OF INVESTMENTS    Unaudited/

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

25	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND/VA

TRUSTEES AND OFFICERS BIOS    Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal

Sam Freedman, Chairman of the Board of Trustees (since 2012) and Trustee (since 1996) Age: 72	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Sub-Adviser and with subsidiary or affiliated companies of the Sub-Adviser (until October 1994). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edward L. Cameron, Trustee (since 1999) Age: 74	Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000 – June 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July 1994-June 1998). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Cameron has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 1995) Age: 70	Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Sub-Adviser; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Sub-Adviser), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Trustee (since 2012) Age: 64	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2002) Age: 66	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 36 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2012) Age: 61	Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (and its predecessor firms); Board Chair (2008-Present) and Director (2004-Present), United Educators (insurance company); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee (since 2000) and Chair (since 2010), Newberry Library; Trustee, Mather LifeWays (since 2001); Trustee, BoardSource (2006-2009) and Chicago City Day School (1994-2005). Oversees 36 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Trustee (since 2002) Age: 68	Board of Directors of Opera Colorado Foundation (non-profit organization) (since March 2008); Director of Jones Knowledge, Inc. (2006-2010); Director of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank & Trust (commercial banking) (since August 2003); Director of Colorado UpLIFT (charitable organization) (1986-2010); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of Jones Knowledge, Inc. (2001-July 2004); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991) and Trustee (1984-1999) of Young Presidents Organization. Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

F. William Marshall, Jr., Trustee (since 2000) Age: 70	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996) and MML Series Investment Fund (investment company) (since 1996) and Mass Mutual Premier Funds (investment company) (since January 2012); President and Treasurer of the SIS Funds (private charitable fund) (January 1999 – March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 40 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

26	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND/VA

Karen L. Stuckey, Trustee (since 2012) Age: 59	Partner (1990-2012) of PricewaterhouseCoopers LLP (held various positions 1975-1990); Trustee (1992-2006) and member of Executive, Nominating and Audit Committees and Chair of Finance Committee of Lehigh University; and member, Women’s Investment Management Forum since inception. Oversees 36 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Age: 67

Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee, Audit Committee member and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Executive Committee Member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	The address of Mr. Glavin is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Glavin serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin is an Interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

William F. Glavin, Jr., Trustee, President and Principal Executive Officer (since 2009) Age: 54

Chief Executive Officer of OppenheimerFunds (since January 2013); Director, Chief Executive Officer and President of the Manager (since January 2013); Chairman of the Sub-Adviser (December 2009-December 2012); Chief Executive Officer (January 2009-December 2012) and Director of the Sub-Adviser (since January 2009); President of the Sub-Adviser (May 2009-December 2012); Management Director (since June 2009), President (since December 2009) and Chief Executive Officer (since January 2011) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (since March 2010); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 86 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Ziehl, Vardharaj, Anello, Gabinet and Ms. Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite or until his or her resignation, retirement, death or removal.

Matthew P. Ziehl, Vice President (since 2009) Age: 45	Vice President of the Sub-Adviser (since May 2009). Prior to joining the Sub-Adviser, a portfolio manager with RS Investment Management Co. LLC (October 2006-May 2009); a managing director at The Guardian Life Insurance Company of America (December 2001-October 2006) when Guardian Life Insurance acquired an interest in RS Investment Management Co. LLC; a team leader and co-portfolio manager with Salomon Brothers Asset Management, Inc. for small growth portfolios (January 2001-December 2001). A portfolio manager and officer of 2 portfolios in the OppenheimerFunds complex.

Raman Vardharaj, Vice President (since 2009) Age: 41	Vice President of the Sub-Adviser (since May 2009). Prior to joining the Sub-Adviser, a sector manager and a senior quantitative analyst creating stock selection models, monitoring portfolio risks and analyzing portfolio performance across the RS Core Equity Team of RS Investment Management Co. LLC (October 2006-May 2009); a quantitative analyst at The Guardian Life Insurance Company of America (1998-October 2006) when Guardian Life Insurance acquired an interest in RS Investment Management Co. LLC. A portfolio manager and officer of 2 portfolios in the OppenheimerFunds complex.

Raymond Anello, Vice President (since 2011) Age: 48	Vice President of the Sub-Adviser and sector manager for energy and utilities for the Sub-Adviser’s Main Street Investment Team (since May 2009). Prior to joining the Sub-Adviser, a portfolio manager of the RS All Cap Dividend product (July 2007-April 2009) and a sector manager for energy and utilities for various other RS Investments products; joined Guardian Life Insurance Company in October 1999 and transitioned to RS Investments in October 2006 in connection with Guardian Life Insurance Company’s acquisition of an interest in RS Investments. A portfolio manager and officer of 2 portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Age: 54	General Counsel of OppenheimerFunds (since January 2013); Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 86 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Age: 39	Senior Vice President of OppenheimerFunds Distributor, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (July 2010-December 2012); Vice President of the Sub-Adviser (January 2003-July 2010); Vice President of OppenheimerFunds Distributor, Inc. (January 2003-July 2010). An officer of 86 portfolios in the OppenheimerFunds complex.

27	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND/VA

TRUSTEES AND OFFICERS BIOS    Unaudited / Continued

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 62	Chief Compliance Officer of OppenheimerFunds (since January 2013); Senior Vice President and Chief Compliance Officer of the Manager (since January 2013); Chief Compliance Officer of OFI SteelPath, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (March 2004-December 2012); Chief Compliance Officer of the Sub-Adviser, OppenheimerFunds Distributor, Inc., OFI Trust Company, OFI Institutional Asset Management, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (June 1983-December 2012). An officer of 86 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 53	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 86 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.988.8287.

28	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND/VA

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31	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND/VA

OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND®/VA

A Series of Oppenheimer Variable Account Funds
Manager	OFI Global Asset Management, Inc.
Sub-Adviser	OppenheimerFunds, Inc.
Distributor	OppenheimerFunds Distributor, Inc.
Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.
Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services
Independent Registered Public Accounting Firm	KPMG LLP
Counsel	K&L Gates LLP

Before investing, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

©2013 OppenheimerFunds, Inc. All rights reserved.

December 31, 2012

Oppenheimer Money Fund/VA A Series of Oppenheimer Variable Account Funds	Annual Report

ANNUAL REPORT

Investment Strategy Discussion

Financial Statements

OPPENHEIMER  MONEY FUND/VA

Portfolio Managers: Carol Wolf and

Christopher Proctor, CFA

Current Yield For the 7-Day Period Ended 12/31/12
With Compounding	0.01%
Without Compounding	0.01
For the 12-Month Period Ended 12/31/12
With Compounding	0.01%
Without Compounding	0.01

The performance data quoted represents past performance, which does not guarantee future results. Yields include dividends in a hypothetical investment for the periods shown. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The yields take into account voluntary fee waivers and/or expense reimbursements, without which yields would have been lower. Some of these undertakings may be modified at any time, as indicated in the prospectus. There is no guarantee that the Fund will maintain a positive yield. The Fund’s performance should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s performance does not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

Portfolio Allocation

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2012, and are based on the total market value of investments.

2	OPPENHEIMER MONEY FUND/VA

FUND  PERFORMANCE DISCUSSION

As they have for the past several years, short-term interest rates and money market yields remained near historical lows over the reporting period. Nonetheless, the Fund continued to produce competitive and consistent levels of current income while maintaining liquidity and a stable net asset value.

Economic and Market Overview

The Federal Reserve’s (the “Fed’s”) target for short-term interest rates remained in a range between 0% and 0.25%, which effectively anchored yields of short-term debt instruments near historical lows. In addition, the Fed announced additional measures during the reporting period as part of an aggressively accommodative monetary policy designed to stimulate greater economic growth. In June, the Fed extended Operation Twist, a program involving massive purchases of longer term bonds and sales of short-term debt obligations, through the end of 2012. In September, the Fed launched a third round of quantitative easing to buy U.S. government securities from financial institutions, in an attempt to spur lending to consumers and businesses. At the same time, the Fed stated its intention to maintain low short-term interest rates through mid-2015, an extension of its previous 2014 time frame. In addition to the measures taken by the Fed, the U.S. Congress enacted a last minute temporary resolution of the so-called fiscal cliff at the end of the period.

The Fed’s policies appeared to be gaining a degree of traction, as a variety of U.S. economic data showed improvement during the reporting period. The unemployment rate, which had remained stubbornly high in the wake of the 2008 financial crisis, fell from 8.3% at the start of the reporting period to 7.8% at the end. The rate of economic growth climbed from an annualized 1.3% rate in the second quarter of 2012 to 3.1% in the third quarter. Although U.S. GDP contracted by an estimated 0.1% during the fourth quarter due to a sharp decline in federal government spending, other economic indicators continued to post gains, including personal consumption, durable goods purchases and housing market activity.

Economic conditions in the rest of the world also seemed to be on the mend. While Europe continued to struggle with its sovereign debt crisis, analysts were encouraged when the head of the European Central Bank publicly stated its intent to support the euro as the European Union’s common currency. Concerns regarding an economic slowdown in the emerging markets also eased, as many global economists expected new leadership of the Chinese government to adopt more stimulative fiscal policies that their predecessors.

Against this backdrop, U.S. interest rates fell across the board immediately after the Fed announced its third round of quantitative easing in September, effectively narrowing yield differences along the market’s maturity spectrum. Interest rates from overseas instruments also fell.

Portfolio Strategy

During the period, we emphasized liquidity and safety in the reporting period’s low interest rate environment. We continued to maintain a cautious approach to credit selection, favoring banks in the United States, Canada and Australia, while avoiding some of the European banks that we felt may be affected by the region’s financial crisis. We also found opportunities for incrementally higher yields from commercial paper issued by financially stable corporations, as well as asset-backed commercial paper.

In addition, we increased the Fund’s weighted average maturity toward the longer end of its range in an effort to capture higher yields from longer dated instruments and to prepare the Fund for pressures that typically affect the money markets at year end. Consequently, as of the end of the reporting period, the Fund’s weighted average maturity was modestly longer than industry averages.

Outlook

Although we have been encouraged by recently improved U.S. and global economic data, a number of headwinds and risks remain. In the United States, we remain concerned as of this writing about ongoing discussions regarding the U.S. debt ceiling and other fiscal matters. We also are carefully monitoring U.S. regulatory actions that have the potential to affect money market funds. Overseas, Europe remains in fragile financial condition, and we expect to continue to avoid troubled members of the region’s banking system.

3	OPPENHEIMER MONEY FUND/VA

FUND  PERFORMANCE DISCUSSION

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The Fund’s prospectus and summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

4	OPPENHEIMER MONEY FUND/VA

FUND EXPENSES

Fund Expenses. As a shareholder of the Fund, you incur ongoing costs, including management fees; service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2012.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio, and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During 6 Months Ended December 31, 2012
	$1,000.00	$1,000.10	$1.41

Hypothetical (5% return before expenses)
	1,000.00	1,023.73	1.43

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The annualized expense ratio based on the 6-month period ended December 31, 2012 is as follows:

Expense Ratio
0.28%

The expense ratio reflects reduction to voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” table in the Fund’s financial statements, included in this report, also show the gross expense ratio, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

5	OPPENHEIMER MONEY FUND/VA

STATEMENT OF INVESTMENTS    December 31, 2012

	Maturity Date*	Final Legal Maturity Date**	Principal Amount	Value
Certificates of Deposit—26.5%
Domestic Certificates of Deposit—4.6%
JPMorgan Chase Bank NA, 0.22%	3/18/13	3/18/13	$8,061,000	$8,061,000
Yankee Certificates of Deposit—21.9%
Bank of Montreal, Chicago: 0.08%	1/4/13	1/4/13	6,000,000	6,000,000
0.22%	2/8/13	2/8/13	2,000,000	2,000,000
Bank of Nova Scotia, Houston TX: 0.23%	4/8/13	4/8/13	1,000,000	1,000,000
0.25%	1/2/13	5/24/13	5,000,000	5,000,000
DnB Bank ASA NY: 0.23%	3/14/13	3/14/13	1,000,000	1,000,000
0.24%	2/7/13	2/7/13	2,000,000	1,999,990
National Australia Bank, New York, 0.22%	2/6/13	2/6/13	1,000,000	1,000,000
Nordea Bank Finland plc, New York, 0.25%	4/3/13	4/3/13	7,000,000	7,000,000
Royal Bank of Canada, New York, 0.49%[1]	1/1/13	6/7/13	3,500,000	3,500,000
Swedbank AB, New York, 0.20%	2/11/13	2/11/13	3,450,000	3,450,000
Toronto Dominion Bank, New York: 0.24%	3/19/13	3/19/13	2,300,000	2,300,000
0.24%	3/27/13	3/27/13	2,500,000	2,500,000
0.24%	4/18/13	4/18/13	1,500,000	1,500,000
				38,249,990
Total Certificates of Deposit (Cost $46,310,990)				46,310,990
Direct Bank Obligations—9.6%
Bank of Nova Scotia, New York, 0.21%	1/16/13	1/16/13	1,200,000	1,199,898
Commonwealth Bank of Australia: 0.23%[2]	1/8/13	1/8/13	4,400,000	4,399,803
0.23%[2]	1/30/13	1/30/13	2,000,000	1,999,629
Nordea North America, Inc., 0.24%	2/8/13	2/8/13	1,300,000	1,299,678
Societe Generale North America, Inc., 0.16%	1/2/13	1/2/13	3,700,000	3,699,979
Svenska Handelsbanken, Inc., 0.24%[2]	2/5/13	2/5/13	3,100,000	3,099,277
Swedbank AB, 0.21%	1/22/13	1/22/13	1,000,000	999,878
Total Direct Bank Obligations (Cost $16,698,142)				16,698,142
Short-Term Notes/Commercial Paper—52.9%
Capital Markets—2.8%
BNP Paribas Finance, Inc., 0.67%	4/2/13	4/2/13	5,000,000	4,991,406
Diversified Financial Services—2.3%
General Electric Capital Corp.: 0.32%	1/22/13	1/22/13	3,000,000	2,999,440
0.32%	2/11/13	2/11/13	1,000,000	999,636
				3,999,076
Leasing & Factoring—6.9%
American Honda Finance Corp.: 0.33%[1,3]	3/12/13	12/5/13	1,000,000	1,000,000
0.34%[1]	2/8/13	11/8/13	1,500,000	1,500,000
0.39%[1]	2/2/13	8/2/13	1,500,000	1,500,000
2.38%[3]	3/18/13	3/18/13	2,000,000	2,008,480
Toyota Motor Credit Corp.: 0.31%	7/17/13	7/17/13	3,300,000	3,294,402
0.63%	2/6/13	2/6/13	2,700,000	2,698,299
				12,001,181

6	OPPENHEIMER MONEY FUND/VA

	Maturity Date*	Final Legal Maturity Date**	Principal Amount	Value
Municipal—8.9%
Carroll Cnty., KY Solid Waste Disposal Revenue Bonds, North American Stainless Project, Series 2006, 0.14%[1]	1/7/13	1/7/13	$6,600,000	$6,600,000
NC Capital Facilities Finance Agency Revenue Bonds, Pfeiffer University, Series 2006, 0.14%[1]	1/7/13	1/7/13	6,390,000	6,390,000
San Antonio, TX Industrial Development Authority Revenue Bonds, Tindall Corp. Project, 0.26%[1]	1/7/13	1/7/13	2,500,000	2,500,000
				15,490,000
Receivables Finance—18.1%
Alpine Securitization Corp., 0.20%	1/3/13	1/3/13	4,100,000	4,099,953
Barton Capital Corp.: 0.20%[2]	1/3/13	1/3/13	1,000,000	999,989
0.34%[2]	3/4/13	3/4/13	4,500,000	4,500,000
Chariot Funding LLC, 0.25%[2]	4/2/13	4/2/13	2,000,000	1,998,736
Gemini Securitization Corp., 0.22%[2]	1/18/13	1/18/13	1,000,000	999,896
Gotham Funding Corp.: 0.21%[2]	1/22/13	1/22/13	400,000	399,951
0.22%[2]	1/17/13	1/17/13	3,700,000	3,699,638
Jupiter Securitization Co. LLC: 0.24%[2]	3/5/13	3/5/13	1,000,000	999,580
0.25%[2]	3/6/13	3/6/13	1,250,000	1,249,444
Market Street Funding LLC, 0.19%[2]	1/22/13	1/22/13	1,600,000	1,599,804
Mont Blanc Capital Corp., 0.20%[2]	1/3/13	1/3/13	3,000,000	2,999,967
Old Line Funding Corp.: 0.13%[2]	1/4/13	1/4/13	6,600,000	6,599,929
0.30%[2]	2/1/13	2/1/13	1,500,000	1,499,613
				31,646,500
Special Purpose Financial—13.9%
Concord Minutemen Cap. Corp. LLC: 0.30%	1/8/13	1/8/13	3,400,000	3,399,802
0.30%	2/13/13	2/13/13	4,665,000	4,663,328
FCAR Owner Trust I, 0.24%	3/5/13	3/5/13	6,000,000	5,997,480
FCAR Owner Trust II, 0.19%	1/7/13	1/7/13	1,800,000	1,799,943
Legacy Capital LLC, 0.30%	2/4/13	2/4/13	1,900,000	1,899,462
Lexington Parker Capital Co. LLC, 0.30%[2]	2/12/13	2/12/13	5,700,000	5,698,005
Ridgefield Funding Co. LLC, 0.46%	2/4/13	2/4/13	770,000	769,665
				24,227,685
Total Short-Term Notes/Commercial Paper (Cost $92,355,848)				92,355,848
U.S. Government Obligations—6.4%
U.S. Treasury Nts.: 0.38%	6/30/13	6/30/13	2,000,000	2,001,485
0.50%	10/15/13	10/15/13	2,500,000	2,505,861
0.75%	9/15/13	9/15/13	1,000,000	1,003,651
1.00%	7/15/13	7/15/13	1,000,000	1,004,063
1.00%	1/15/14	1/15/14	1,500,000	1,512,634
1.75%	1/31/14	1/31/14	1,000,000	1,016,794

7	OPPENHEIMER MONEY FUND/VA

STATEMENT OF INVESTMENTS    Continued

	Maturity Date*	Final Legal Maturity Date**	Principal Amount	Value
U.S. Government Obligations Continued
U.S. Treasury Nts.: Continued 3.38%	7/31/13	7/31/13	$1,000,000	$1,018,244
4.25%	8/15/13	8/15/13	1,000,000	1,024,985
Total U.S. Government Obligations (Cost $11,087,717)				11,087,717
Total Investments, at Value (Cost $166,452,697)			95.4%	166,452,697
Other Assets Net of Liabilities			4.6	7,975,628
Net Assets			100.0%	$174,428,325

Footnotes to Statement of Investments

Short-term notes and direct bank obligations are generally traded on a discount basis; the interest rate shown is the discount rate received by the Fund at the time of purchase. Other securities normally bear interest at the rates shown.

* The Maturity Date represents the date used to calculate the Fund’s weighted average maturity as determined under Rule 2a-7.

** If different from the Maturity Date, the Final Legal Maturity Date includes any maturity date extensions which may be affected at the option of the issuer or unconditional payments of principal by the issuer which may be affected at the option of the Fund, and represents the date used to calculate the Fund’s weighted average life as determined under Rule 2a-7.

1. Represents the current interest rate for a variable or increasing rate security.

2. Security issued in an exempt transaction without registration under the Securities Act of 1933. Such securities amount to $42,743,261 or 24.50% of the Fund’s net assets, and have been determined to be liquid pursuant to guidelines adopted by the Board of Trustees.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $3,008,480 or 1.72% of the Fund’s net assets as of December 31, 2012.

See accompanying Notes to Financial Statements

8	OPPENHEIMER MONEY FUND/VA

STATEMENT OF  ASSETS AND LIABILITIES

December 31, 2012
Assets
Investments, at value (cost $166,452,697)—see accompanying statement of investments	$166,452,697
Cash	5,919,257
Receivables and other assets:
Shares of beneficial interest sold	2,043,120
Interest	81,188
Other	15,926
Total assets	174,512,188
Liabilities
Payables and other liabilities:
Legal, auditing and other professional fees	24,544
Shares of beneficial interest redeemed	15,799
Transfer and shareholder servicing agent fees	14,375
Shareholder communications	14,232
Trustees’ compensation	11,767
Dividends	375
Other	2,771
Total liabilities	83,863
Net Assets	$174,428,325
Composition of Net Assets
Par value of shares of beneficial interest	$174,420
Additional paid-in capital	174,249,829
Accumulated net investment income	4,076
Net Assets—applicable to 174,419,634 shares of beneficial interest outstanding	$174,428,325
Net Asset Value, Redemption Price Per Share and Offering Price Per Share	$1.00

See accompanying Notes to Financial Statements.

9	OPPENHEIMER MONEY FUND/VA

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2012
Investment Income
Interest	$508,796
Expenses
Management fees	739,124
Transfer and shareholder servicing agent fees	164,247
Shareholder communications	40,001
Trustees’ compensation	21,957
Administration service fees	1,500
Custodian fees and expenses	1,202
Other	48,901
Total expenses	1,016,932
Less waivers and reimbursements of expenses	(525,238)
Net expenses	491,694
Net Investment Income	17,102
Net Realized Gain on Investments	6,472
Net Increase in Net Assets Resulting from Operations	$23,574

See accompanying Notes to Financial Statements.

10	OPPENHEIMER MONEY FUND/VA

STATEMENTS OF  CHANGES IN NET ASSETS

	Year Ended December 31, 2012	Year Ended December 30, 2011[1]
Operations
Net investment income	$ 17,102	$16,277
Net realized gain	6,472	2,219
Net increase in net assets resulting from operations	23,574	18,496
Dividends and/or Distributions to Shareholders
Dividends from net investment income	(17,102)	(16,277)
Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions	10,448,459	14,274,020
Net Assets
Total increase	10,454,931	14,276,239
Beginning of period	163,973,394	149,697,155
End of period (including accumulated net investment income of $4,076 and $2,303, respectively)	$174,428,325	$163,973,394

1. December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

11	OPPENHEIMER MONEY FUND/VA

FINANCIAL  HIGHLIGHTS

	Year Ended December 31,	Year Ended December 30,	Year Ended December 31,
	2012	2011[1]	2010	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations-net investment income and net realized gain[2]	— [3]	— [3]	— [3]	— [3]	.03
Dividends and/or distributions to shareholders:
Dividends from net investment income	— [3]	— [3]	— [3]	— [3]	(.03)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return[4]	0.01%	0.01%	0.03%	0.32%	2.78%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$174,428	$163,973	$149,697	$180,955	$243,356
Average net assets (in thousands)	$164,276	$156,127	$164,258	$218,079	$212,564
Ratios to average net assets:[5]
Net investment income	0.01%	0.01%	0.01%	0.35%	2.72%
Total expenses	0.62%	0.61%	0.61%	0.57%	0.50%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.30%	0.29%	0.35%	0.48%	0.50%

1. December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

12	OPPENHEIMER MONEY FUND/VA

NOTES TO  FINANCIAL STATEMENTS    December 31, 2012

1. Significant Accounting Policies

Oppenheimer Money Fund/VA (the “Fund”) is a separate series of Oppenheimer Variable Account Funds, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek maximum current income from investments in “money market” securities consistent with low capital risk and the maintenance of liquidity. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).

The following is a summary of significant accounting policies consistently followed by the Fund.

Previous Annual Period. The last day of the Fund’s fiscal year was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gains	Accumulated Loss Carryforward
$18,850	$—	$—

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for December 31, 2012. Net assets of the Fund were unaffected by the reclassifications.

Increase to Paid-in Capital	Increase to Accumulated Net Investment Income	Reduction Accumulated Net Realized Gain on Investments
$4,699	$1,773	$6,472

The tax character of distributions paid during the years ended December 31, 2012 and December 31, 2011 was as follows:

	Year Ended December 31, 2012	Year Ended December 31, 2011
Distributions paid from:
Ordinary income	$17,102	$16,277

13	OPPENHEIMER MONEY FUND/VA

NOTES TO  FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually but may be paid at other times to maintain the net asset value per share at $1.00.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

14	OPPENHEIMER MONEY FUND/VA

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. If amortized cost is determined not to approximate market value, the fair value of the portfolio securities will be determined under procedures approved by the Fund’s Board of Trustees.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

15	OPPENHEIMER MONEY FUND/VA

NOTES TO  FINANCIAL STATEMENTS    Continued

2. Securities Valuation Continued

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of December 31, 2012 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Certificates of Deposit	$—	$46,310,990	$—	$46,310,990
Direct Bank Obligations	—	16,698,142	—	16,698,142
Short-Term Notes/Commercial Paper	—	92,355,848	—	92,355,848
U.S. Government Obligations	—	11,087,717	—	11,087,717

Total Assets	$—	$166,452,697	$—	$166,452,697

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2012		Year Ended December 30, 2011
	Shares	Amount	Shares	Amount
Sold	75,194,128	$ 75,194,128	112,694,489	$ 112,694,489
Dividends and/or distributions reinvested	17,102	17,102	16,277	16,277
Redeemed	(64,762,771)	(64,762,771)	(98,436,746)	(98,436,746)

Net increase	10,448,459	$10,448,459	14,274,020	$14,274,020

4. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $500 million	0.450%
Next $500 million	0.425
Next $500 million	0.400
Over $1.5 billion	0.375

Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. For the year ended December 31, 2012, the Fund paid $164,087 to OFS for services to the Fund.

16	OPPENHEIMER MONEY FUND/VA

Waivers and Reimbursements of Expenses. The Manager has voluntarily undertaken to waive fees and/or reimburse expenses to the extent necessary to assist the Fund in attempting to maintain a positive yield. There is no guarantee that the Fund will maintain a positive yield. During the year ended December 31, 2012, the Manager waived fees and/or reimbursed the Fund $525,238.

The Manager has voluntarily agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.50%.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

5. Subsequent Event

The Board of Trustees of the Fund recently approved a series of modifications to the Fund’s investment advisory and transfer agency arrangements in connection with internal corporate restructuring efforts at OppenheimerFunds, Inc. (“OFI”). As a result of these modifications, on January 1, 2013 (the “Effective Date”), OFI Global Asset Management, Inc. (“OFI Global”), a wholly-owned subsidiary of OFI, became the investment adviser and transfer agent to the Fund under the terms of the Fund’s advisory agreement and transfer agency agreement, respectively. OFI Global, in turn, entered into a new sub-advisory agreement for the Fund, on the Effective Date, whereby OFI Global will have oversight and supervisory responsibilities and OFI will choose the Fund’s investments and provide related advisory services to the Fund. In addition, on the Effective Date, OFI Global entered into a sub-transfer agency agreement with Shareholder Services, Inc. doing business as OppenheimerFunds Services, a wholly-owned subsidiary of OFI, under which it will be responsible for providing transfer agency services to the Fund.

The realignment of advisory service responsibility between OFI Global and OFI did not result in any change in the persons managing the assets of the Fund, the level or nature of the advisory services provided to the Fund, or the fees charged to the Fund.

6. Pending Litigation

Since 2009, a number of class action lawsuits have been pending in federal courts against OppenheimerFunds, Inc., the Fund’s Adviser through December 31, 2012 and Sub-Adviser effective January 1, 2013 (the “Manager”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the

17	OPPENHEIMER MONEY FUND/VA

NOTES TO  FINANCIAL STATEMENTS    Continued

6. Pending Litigation Continued

Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against the Manager and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

The Manager believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

18	OPPENHEIMER MONEY FUND/VA

REPORT OF  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Variable Account Funds:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Money Fund/VA (a separate series of Oppenheimer Variable Account Funds), including the statement of investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights of Oppenheimer Money Fund/VA for the year ended December 31, 2008 were audited by other auditors whose report dated February 11, 2009 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Money Fund/VA as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

February 19, 2013

19	OPPENHEIMER MONEY FUND/VA

FEDERAL INCOME TAX INFORMATION    Unaudited

In early 2013, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2012.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

20	OPPENHEIMER MONEY FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT

ADVISORY AGREEMENT    Unaudited

Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio managers and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Carol Wolf and Christopher Proctor, the portfolio managers for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.

Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other money market instrument funds underlying variable

21	OPPENHEIMER MONEY FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT

ADVISORY AGREEMENT    Unaudited / Continued

insurance products. The Board considered that the Fund’s performance was equal to that of its performance universe median for the one-year period and exceeded the performance universe median during the three-, five-, and ten-year periods.

Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other money market instrument funds underlying variable insurance products. In reviewing the fees and expenses charged to the VA funds, the Board considered the Manager’s assertion that, because there is much greater disparity in the fees and services that may be provided by a manager to a VA fund as opposed to a retail fund, when comparing the expenses of the various VA funds to those of retail funds, it is most appropriate to focus on total expenses (rather than on the management fees). Accordingly, while the Board reviewed and considered all expenses, it focused on total expenses. The Board considered that the Fund’s actual management fees were lower than its expense group median and average. The Board considered that the Fund’s total expenses were higher than its expense group median but lower than its expense group average. The Board noted that the Manager has voluntarily agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit “Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursement” (excluding (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; (iii) certain other expenses attributable to, and incurred as a result of, a Fund’s investments; and (iv) other extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Fund’s business) to the annual rate of 0.50% as calculated on the daily net assets of the Fund. This waiver and/or reimbursement may be amended or withdrawn at any time without prior notice to shareholders. The Board also considered that the Manager voluntarily agreed to waive and/or reimburse fees to the extent necessary to help to attempt to maintain a positive yield although there is no guarantee that the Fund will maintain a positive yield. This voluntary fee waiver and/or reimbursement may not be amended or withdrawn until one year after the date of the Fund’s prospectus.

Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates. The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement. In addition, the Board, including a majority of the Independent Trustees, approved the restructuring of the Fund’s investment advisory arrangement so that effective January 1, 2013, (i) OFI Global Asset Management, Inc. (“OFI Global”), a wholly owned subsidiary of the Manager, will

22	OPPENHEIMER MONEY FUND/VA

serve as the investment adviser to the Fund in place of the Manager under a Restated Advisory Agreement (“Restated Advisory Agreement”), and (ii) OFI Global will enter into a Sub-Advisory Agreement (“Sub-Advisory Agreement”) with the Manager to provide investment sub-advisory services to the Fund. OFI Global will pay the Manager a percentage of the net investment advisory fee (after all applicable waivers have been deducted) that it receives from the Fund. The Agreement will continue until earlier of August 31, 2013 or the effective date of the Restated Advisory Agreement between the Fund and OFI Global. The Restated Advisory Agreement and Sub-Advisory Agreement will continue until August 31, 2013.

In arriving at its decisions, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, Restated Advisory Agreement and Sub-Advisory Agreement, including the management fees, in light of all the surrounding circumstances.

23	OPPENHEIMER MONEY FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS    Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

24	OPPENHEIMER MONEY FUND/VA

TRUSTEES AND OFFICERS   Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Sam Freedman, Chairman of the Board of Trustees (since 2012) and Trustee (since 1996) Age: 72	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Sub-Adviser and with subsidiary or affiliated companies of the Sub-Adviser (until October 1994). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edward L. Cameron, Trustee (since 1999) Age: 74	Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000 – June 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July 1994-June 1998). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Cameron has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 1990) Age: 70	Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Sub-Adviser; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Sub-Adviser), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Trustee (since 2012) Age: 64	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2002) Age: 66	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 36 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

25	OPPENHEIMER MONEY FUND/VA

TRUSTEES AND OFFICERS   Unaudited / Continued

Victoria J. Herget, Trustee (since 2012) Age: 61	Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (and its predecessor firms); Board Chair (2008-Present) and Director (2004-Present), United Educators (insurance company); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee (since 2000) and Chair (since 2010), Newberry Library; Trustee, Mather LifeWays (since 2001); Trustee, BoardSource (2006-2009) and Chicago City Day School (1994-2005). Oversees 36 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Trustee (since 2002) Age: 68	Board of Directors of Opera Colorado Foundation (non-profit organization) (since March 2008); Director of Jones Knowledge, Inc. (2006-2010); Director of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank & Trust (commercial banking) (since August 2003); Director of Colorado UpLIFT (charitable organization) (1986-2010); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of Jones Knowledge, Inc. (2001-July 2004); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991) and Trustee (1984-1999) of Young Presidents Organization. Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

F. William Marshall, Jr., Trustee (since 2000) Age: 70	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996) and MML Series Investment Fund (investment company) (since 1996) and Mass Mutual Premier Funds (investment company) (since January 2012); President and Treasurer of the SIS Funds (private charitable fund) (January 1999 – March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 40 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Age: 59	Partner (1990-2012) of PricewaterhouseCoopers LLP (held various positions 1975-1990); Trustee (1992-2006) and member of Executive, Nominating and Audit Committees and Chair of Finance Committee of Lehigh University; and member, Women’s Investment Management Forum since inception. Oversees 36 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Age: 67	Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee, Audit Committee member and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Executive Committee Member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

26	OPPENHEIMER MONEY FUND/VA

INTERESTED TRUSTEE AND OFFICER	The address of Mr. Glavin is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Glavin serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin is an Interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

William F. Glavin, Jr., Trustee, President and Principal Executive Officer (since 2009) Age: 54	Chief Executive Officer of OppenheimerFunds (since January 2013); Director, Chief Executive Officer and President of the Manager (since January 2013); Chairman of the Sub-Adviser (December 2009-December 2012); Chief Executive Officer (January 2009-December 2012) and Director of the Sub-Adviser (since January 2009); President of the Sub-Adviser (May 2009-December 2012); Management Director (since June 2009), President (since December 2009) and Chief Executive Officer (since January 2011) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (since March 2010); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 86 portfolios in the OppenheimerFunds complex.
OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Mr. Gabinet and Ms. Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Proctor, Vandehey, Wixted, and Ms. Wolf, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Carol E. Wolf, Vice President (since 1998) Age: 61	Senior Vice President of the Sub-Adviser (since September 2000). Senior Vice President of HarbourView Asset Management Corporation (June 2003-December 2012) and Vice President of the Sub-Adviser (June 1990-June 2000). A portfolio manager and officer of 6 portfolios in the OppenheimerFunds complex.

Christopher Proctor, Vice President (since 2010) Age: 44	Vice President of the Sub-Adviser (since August 2008) and a Senior Analyst in the Money Market Fund Group responsible for leading the money market research team. A CFA and CTP with 20 years of credit research, trading and portfolio management experience in the money fund industry. Prior to joining the Sub-Adviser, a Vice President at Calamos Asset Management (January 2007-March 2008) and Scudder-Kemper Investments (1999-2002), where he managed over $15 billion in institutional and retail money market products. A Managing Director and Co-Founder of Elmhurst Capital Management (June 2004-January 2007) and a Senior Manager of Research for Etrade Global Asset Management (2002-2004). A portfolio manager and officer of 5 portfolios in the OppenheimerFunds complex.

27	OPPENHEIMER MONEY FUND/VA

TRUSTEES AND OFFICERS   Unaudited / Continued

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Age: 54	General Counsel of OppenheimerFunds (since January 2013); Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 86 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Age: 39	Senior Vice President of OppenheimerFunds Distributor, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (July 2010-December 2012); Vice President of the Sub-Adviser (January 2003-July 2010); Vice President of OppenheimerFunds Distributor, Inc. (January 2003-July 2010). An officer of 86 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 62	Chief Compliance Officer of OppenheimerFunds (since January 2013); Senior Vice President and Chief Compliance Officer of the Manager (since January 2013); Chief Compliance Officer of OFI SteelPath, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (March 2004-December 2012); Chief Compliance Officer of the Sub-Adviser, OppenheimerFunds Distributor, Inc., OFI Trust Company, OFI Institutional Asset Management, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (June 1983-December 2012). An officer of 86 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 53	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 86 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.988.8287.

28	OPPENHEIMER MONEY FUND/VA

OPPENHEIMER  MONEY FUND/VA

A Series of Oppenheimer Variable Account Funds
Manager	OFI Global Asset Management, Inc.
Sub-Adviser	OppenheimerFunds, Inc.
Distributor	OppenheimerFunds Distributor, Inc.
Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.
Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services
Independent Registered Public Accounting Firm	KPMG LLP
Counsel	K&L Gates LLP

Before investing, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

©2013 OppenheimerFunds, Inc. All rights reserved.

December 31, 2012

Oppenheimer Global Strategic Income Fund/VA A Series of Oppenheimer Variable Account Funds	Annual Report

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Financial Statements

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Portfolio Managers: Arthur P. Steinmetz, Krishna Memani, Joseph Welsh, CFA, and Sara J. Zervos, Ph.D.

Average Annual Total Returns For the Periods Ended 12/31/12

	1-Year	5-Year	10-Year
Non-Service Shares	13.53%	6.06%	7.62%
Service Shares	13.15	5.77	7.31

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

Portfolio Allocation

* Represents a value of less than 0.05%.

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2012, and are based on the total market value of investments.

Corporate Bonds & Notes—Top Ten Industries
Oil, Gas & Consumable Fuels	5.1%
Commercial Banks	3.1
Media	1.7
Wireless Telecommunication Services	1.4
Electric Utilities	1.3
Diversified Telecommunication Services	1.3
Hotels, Restaurants & Leisure	1.3
Metals & Mining	0.9
Capital Markets	0.8
Diversified Financial Services	0.7

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2012, and are based on net assets.

2	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

FUND PERFORMANCE DISCUSSION

The Fund’s Non-Service shares returned 13.53% during the one-year reporting period, outperforming its benchmarks, the Barclays Capital U.S. Aggregate Bond Index and the Citigroup World Government Bond Index, which returned 4.22% and 1.65%, respectively. We attribute these results to the success of our asset allocation and security selection strategies, the latter of which produced higher returns than their respective market averages in all of the various global fixed-income sectors that comprise the Fund’s portfolio. The Fund achieved especially strong relative results from its investments in high yield bonds, U.S. mortgage-backed securities and emerging-markets debt securities denominated in U.S. dollars.

Economic and Market Environment

2012 began on a positive note when an economic recovery gained traction. During the first quarter of the year, the U.S. economy began to produce impressive numbers of new jobs, and the European Central Bank (the “ECB”) launched dual Long Term Refinancing Operations to shore up the region’s banking system. Meanwhile, China appeared ready to relax some of its restrictive policies as inflationary pressures waned. However, these hopeful developments suffered a setback in the spring, when U.S. employment gains moderated and some European nations resisted austerity measures. Consequently, riskier parts of the U.S. and international bond markets gave back many of their previous gains over the second quarter of the year.

In an attempt to stimulate growth, central banks in the United States and Europe announced new accommodative policy measures over the summer. The Federal Reserve (the “Fed”) extended Operation Twist in June, and in September it embarked on a new round of open-ended quantitative easing. Meanwhile, the head of the ECB reassured investors that his institution was committed to supporting the euro, and the ECB signaled its intention to purchase massive amounts of debt from troubled members of the European Union. In China, a new government was widely expected to adopt more stimulative monetary and fiscal policies. Even Japan, which has been mired in economic weakness for years, looked forward to new economic policies from new government leadership. Consequently, higher yielding bonds rallied over the second half of 2012.

High yield bonds led the U.S. bond market’s advance in 2012, as they benefited from income-oriented investors’ willingness to reach for higher yields in a low interest rate environment, issuers continued to report strong earnings, and default rates remained low. U.S. government securities also fared well when the Fed’s aggressively accommodative policies drove interest rates lower. However, residential mortgage-backed securities generally lagged broader U.S. market averages when prepayment risks increased. In contrast, commercial mortgage-backed securities and asset-backed securities continued to respond well to robust investor demand and improving business conditions.

In international markets, sovereign bonds from the emerging markets rebounded as economic concerns eased in China, Brazil and elsewhere, and an improved economic outlook buoyed corporate bonds in markets such as Russia and China. With a few exceptions, currency investments generally produced flat to negative returns for U.S. residents.

Fund Review

The Fund’s strong performance in 2012 was driven, in part, by our asset allocation strategy, which emphasized U.S. dollar-denominated bonds from the emerging markets, U.S. high yield securities, mortgage-backed securities, and senior floating-rate bank loans. All of these tilts, with the notable exception of bank loans, supported the Fund’s results.

Our security selection strategies also produced positive results. Among high yield bonds, the Fund benefited from our focus on securities with credit ratings in the middle of the below-investment-grade range. The Fund scored particular success with high yield bonds from the housing, telecommunications and transportation industries, but bonds from the diversified media and utility industries fared less well.

In the high-grade portfolio, our selections among AAA-rated residential mortgage-backed securities from U.S. government agencies boosted relative returns, as did lower rated, non-agency mortgages. Commercial mortgage-backed securities, including those with ratings toward the bottom of the investment-grade spectrum, produced especially strong results when commercial real estate prices stabilized during the year. However, senior floating rate loans trailed market averages.

3	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

FUND PERFORMANCE DISCUSSION

The Fund’s relative value-oriented approach to security selection in international bond markets also proved beneficial. We generally positioned the Fund to participate in gains stemming from falling interest rates, and we de-emphasized currency-related strategies. In developed bond markets, we focused on some of the more fiscally healthy nations, such as Australia, Canada and the United Kingdom, and we generally avoided more troubled countries, including Portugal, Greece and Spain. In the emerging markets, we increased the Fund’s exposure to corporate bonds issued by multinational companies, including those with investment-grade and high yield credit ratings. Positions in the sovereign bonds of Mexico and Turkey also helped bolster the Fund’s returns.

Our interest-rate strategies produced more mixed results, as we maintained the Fund’s average duration in a range we considered modestly shorter than market averages. This position was designed to protect the Fund from the risk of rising interest rates. We also purchased call options on U.S. Treasury securities as a hedge against potentially adverse interest rate movements.

Outlook

We have been encouraged by improving fundamentals in domestic and international economies, and we believe that massive and coordinated stimulus programs from central banks worldwide are likely to support credit markets in 2013. However, we are watchful for signs that coordinated central bank policies may spark an acceleration of inflation, as we already are seeing greater inflationary pressures in countries such as Brazil.

In light of these factors, we have maintained a generally constructive investment posture, including an emphasis on markets where, in our judgment, relative values remain attractive. We have retained underweight exposure to foreign currencies, and we have kept the Fund’s average duration in the short to neutral range as interest rates appear more likely to stay near current levels or rise from current levels than to decline.

Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The Fund’s prospectus and summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each share class of the Fund held until December 31, 2012. Performance is measured over a ten-fiscal-year period for both Classes. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

The Fund’s performance is compared to the performance of the Barclays Capital U.S. Aggregate Bond Index, an index of U.S. corporate and government bonds, and to the Citigroup World Government Bond Index, an index of debt securities of major foreign governments. The indices are unmanaged and cannot be purchased directly by investors. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices.

4	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

FUND PERFORMANCE DISCUSSION

Non-Service Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:

Average Annual Total Returns of Non-Service Shares of the Fund at 12/31/12

1-Year  13.53%      5-Year  6.06%       10-Year  7.62%

Service Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:

Average Annual Total Returns of Service Shares of the Fund at 12/31/12

1-Year  13.15%      5-Year  5.77%       10-Year  7.31%

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

5	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

FUND EXPENSES

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2012.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During 6 Months Ended December 31, 2012
Non-Service Shares	$1,000.00	$1,069.80	$3.80
Service Shares	1,000.00	1,068.30	5.11

Hypothetical (5% return before expenses)
Non-Service Shares	1,000.00	1,021.47	3.72
Service Shares	1,000.00	1,020.21	4.99

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended December 31, 2012 are as follows:

Class	Expense Ratios
Non-Service shares	0.73%
Service shares	0.98

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

6	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF INVESTMENTS    December 31, 2012

	Shares	Value

Wholly-Owned Subsidiary—0.1%
Oppenheimer Global Strategic Income Fund/VA (Cayman) Ltd.[1,2] (Cost $1,500,000)	15,000	$1,434,967

	Principal Amount

Asset-Backed Securities—2.8%
Ally Auto Receviables Trust, Automobile Receivables Nts.: Series 2012-2, Cl. C, 2.26%, 7/16/18[3]	$865,000	876,854
Series 2012-A, Cl. D, 3.15%, 10/15/18[3]	2,125,000	2,188,250
Ally Master Owner Trust, Automobile Receivable Nts., Series 2012-3, Cl. D, 2.559%, 7/15/17[4]	1,200,000	1,200,871
American Credit Acceptance Receivables Trust 2012-3, Automobile Receivable Nts.: Series 2012-3, Cl. A, 1.64%, 11/15/16[3]	250,000	250,124
Series 2012-3, Cl. C, 2.78%, 9/17/18[3]	125,000	125,062
AmeriCredit Automobile Receivables Trust 2012-1, Automobile Receivables-Backed Nts.: Series 2012-1, Cl. C, 2.67%, 1/8/18	150,000	154,314
Series 2012-1, Cl. D, 4.72%, 3/8/18	8,055,000	8,690,310
AmeriCredit Automobile Receivables Trust 2012-3, Automobile Receivables-Backed Nts., Series 2012-3, Cl. D, 3.03%, 7/9/18	2,625,000	2,688,559
AmeriCredit Automobile Receivables Trust 2012-4, Automobile Receivables-Backed Nts., Series 2012-4, Cl. D, 2.68%, 10/9/18	1,190,000	1,203,691
AmeriCredit Automobile Receivables Trust 2012-5, Automobile Receivables-Backed Nts., Series 2012-5, Cl. D, 2.35%, 12/10/18	500,000	500,059
Bank of America Auto Trust 2012-1, Automobile Receivable Nts., Series 2012-1, Cl. D., 2.99%, 3/15/19	625,000	638,735
CarMax Auto Owner Trust 2012-2, Automobile Receivables Nts., Series 2012-2, Cl. D, 3.02%, 11/15/18	1,200,000	1,230,101
CPS Auto Trust, Automobile Receivable Nts., Series 2012-C, Cl. A, 1.82%, 12/16/19[3]	228,111	228,286
Credit Acceptance Auto Loan Trust, Automobile Receivable Nts.: Series 2012-2A, Cl. A, 1.52%, 3/15/20[3]	200,000	200,175
Series 2012-2A, Cl. B, 2.21%, 9/15/20[3]	100,000	101,168
DSC Floorplan Master Owner Trust, Automobile Receivable Nts., Series 2011-1, Cl. A, 3.91%, 3/15/16	520,000	530,488

	Principal Amount	Value

Asset-Backed Securities Continued
DT Auto Owner Trust 2010-1A, Automobile Receivable Nts., Series 2010-1A, Cl. D, 5.92%, 9/15/16[3]	$415,000	$418,237
DT Auto Owner Trust 2012-2, Automobile Receivable Nts.:
Series 2012-2, Cl. C, 2.72%, 4/17/17[3]	690,000	691,844
Series 2012-2, Cl. D, 4.35%, 3/15/19[3]	1,640,000	1,664,716
Enterprise Fleet Financing LLC, Automobile Receivable Nts., Series 2012-2, Cl. A2, 0.72%, 11/20/17[3,4]	80,000	80,060
Exeter Automobile Receivables Trust, Automobile Receivable Nts.:
Series 2012-2A, Cl. B, 2.22%, 12/15/17[3]	875,000	887,916
Series 2012-2A, Cl. C, 3.06%, 7/15/18[3]	1,035,000	1,052,041
Ice 1 Em CLO Ltd./Ice 1 Em CLO Corp., Sr. Sec. Sub. Term Nts.:
Series 2007-1A, Cl. B, 2.419%, 8/15/22[4,5]	7,870,000	5,981,200
Series 2007-1A, Cl. C, 3.719%, 8/15/22[4,5]	5,270,000	3,899,800
Series 2007-1A, Cl. D, 5.719%, 8/15/22[4,5]	5,270,000	3,952,500
Santander Drive Auto Receivables Trust 2011-1, Automobile Receivables Nts., Series 2011-1, Cl. D, 4.01%, 2/15/17	2,590,000	2,706,819
Santander Drive Auto Receivables Trust 2011-S1A, Automobile Receivables Nts., Series 2011-S1A, Cl. D, 3.10%, 5/15/17[3]	123,306	123,673
Santander Drive Auto Receivables Trust 2012-2, Automobile Receivables Nts., Series 2012-2, Cl. D, 3.87%, 2/15/18	545,000	571,941
Santander Drive Auto Receivables Trust 2012-3, Automobile Receivables Nts.:
Series 2012-3, Cl. C, 3.01%, 4/16/18	5,830,000	6,015,799
Series 2012-3, Cl. D, 3.64%, 5/15/18	6,890,000	7,165,407
Santander Drive Auto Receivables Trust 2012-4, Automobile Receivables Nts., Series 2012-4, Cl. D, 3.50%, 6/15/18	3,510,000	3,654,094
Santander Drive Auto Receivables Trust 2012-5, Automobile Receivables Nts.:
Series 2012-5, Cl. C, 2.70%, 8/15/18	2,725,000	2,818,094
Series 2012-5, Cl. D, 3.30%, 9/17/18	2,935,000	3,026,505
Santander Drive Auto Receivables Trust 2012-6, Automobile Receivables Nts., Series 2012-6, Cl. D, 2.52%, 10/15/18	295,000	295,108

7	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value

Asset-Backed Securities Continued
SLM Student Loan Trust, Student Loan Receivables, Series 2005-B, Cl. B, 0.708%, 6/15/39[4]	$2,487,000	$1,622,807
SNAAC Auto Receivables Trust, Automobile Receivable Nts.:
Series 2012-1A, Cl. B, 3.11%, 6/15/17[3]	525,000	527,930
Series 2012-1A, Cl. C, 4.38%, 6/15/17[3]	545,000	548,448
United Auto Credit Securitization Trust 2012-1, Automobile Receivables Nts.:
Series 2012-1, Cl. A2, 1.10%, 3/16/15	195,000	195,098
Series 2012-1, Cl. B, 1.87%, 9/15/15	335,000	335,281
Series 2012-1, Cl. C, 2.52%, 3/15/16	2,665,000	2,667,153
Series 2012-1, Cl. D, 3.12%, 3/15/18	1,690,000	1,691,681

Total Asset-Backed Securities (Cost $75,670,030)		73,401,199
Corporate Loans—1.4%
Affinion Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5%, 10/9/16[4]	1,132,102	1,038,501
ATP Oil & Gas Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Debtor in Possession, Tranche NM, 4.25%, 2/23/14[4,6]	49,804	48,435
ATP Oil & Gas Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Debtor in Possession, Delayed Draw, 10%, 3/3/14[4,6]	746,677	636,169
ATP Oil & Gas Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Debtor in Possession, 4.25%-10%, 2/23/14[4,6]	436,540	371,932
Autoparts Holdings Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.50%, 7/29/17[4]	1,050,000	1,053,281
BJ’S Wholesale Club, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.75%, 3/29/19[4]	895,000	925,206
Brock Holdings III, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10%, 3/16/18[4]	775,000	780,813
Chesapeake Energy Corp., Sr. Sec. Credit Facilities Term Loan, Tranche B, 5.75%, 12/2/17[4]	1,130,000	1,133,609
Clear Channel Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.862%, 1/29/16[4]	4,065,019	3,379,047
Crestwood Holdings LLC, Sr. Sec. Credit Facilities1st Lien Term Loan, Tranche B, 9.75%, 3/26/18[4]	1,231,673	1,252,201
Deltek, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10%, 10/10/19[4]	460,000	467,858

	Principal Amount	Value

Corporate Loans Continued
Entegra Holdings LLC, Sr. Sec. Credit Facilities 3rd Lien Term Loan, Tranche B, 3.743%, 10/19/15[4,6,7]	$6,943,099	$3,876,561
Hallertau SPC, Sr. Sec. Credit Facilities Term Loan, 7.94%, 9/17/13[8]	12,143,750	4,212,575
iStar Financial, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche A2, 7%, 3/19/17[4]	2,575,000	2,700,531
Lonestar Intermediate Super Holdings LLC, Sr. Sec. Credit Facilities Term Loan, 11%, 9/2/19[4]	1,555,000	1,654,131
Navistar, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7%, 8/17/17[4]	645,000	649,838
NTELOS, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 10/11/19[4,6]	1,223,375	1,178,969
Nuveen Investments, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.25%, 2/28/19[4]	2,915,000	2,973,300
OneLink Communications/San Juan Cable LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10%, 6/9/18[4,6]	1,885,000	1,920,344
Revel Entertainment LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan: 9%, 2/17/17[4]	2,187,626	1,139,173
9%, 2/17/17[4,6]	101,750	52,985
Springleaf Financial Funding Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.50%, 5/10/17[4]	1,390,000	1,384,354
SUPERVALU, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 8%, 8/30/18[4]	2,596,950	2,641,969
TransFirst Holdings, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 11%, 12/20/18[4,6]	30,000	29,700

Total Corporate Loans (Cost $36,818,116)		35,501,482
Mortgage-Backed Obligations—34.0%
Government Agency—21.6%
FHLMC/FNMA/FHLB/Sponsored—21.3%
Federal Home Loan Mortgage Corp.: 3.50%, 1/1/43[6]	36,335,000	38,648,518
5%, 9/15/33	1,029,265	1,118,005
5.50%, 9/1/39	1,099,263	1,200,119
6%, 5/15/18-11/15/21	329,346	356,257
6.50%, 3/15/18-8/15/32	1,261,752	1,431,947
7%, 10/1/31-10/1/37	297,193	346,337
7.50%, 1/1/32	583,063	712,341

8	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored Continued
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: Series 1360, Cl. PZ, 7.50%, 9/15/22	$655,496	$754,371
Series 151, Cl. F, 9%, 5/15/21	18,173	20,856
Series 1674, Cl. Z, 6.75%, 2/15/24	508,767	578,378
Series 1897, Cl. K, 7%, 9/15/26	1,217,495	1,417,057
Series 2006-11, Cl. PS, 23.798%, 3/25/36[4]	310,211	455,049
Series 2043, Cl. ZP, 6.50%, 4/15/28	472,544	544,838
Series 2106, Cl. FG, 0.659%, 12/15/28[4]	804,996	813,003
Series 2122, Cl. F, 0.659%, 2/15/29[4]	22,880	23,109
Series 2148, Cl. ZA, 6%, 4/15/29	612,241	691,154
Series 2195, Cl. LH, 6.50%, 10/15/29	355,607	408,475
Series 2326, Cl. ZP, 6.50%, 6/15/31	46,837	54,011
Series 2344, Cl. FP, 1.159%, 8/15/31[4]	241,811	248,073
Series 2368, Cl. PR, 6.50%, 10/15/31	187,237	216,135
Series 2412, Cl. GF, 1.159%, 2/15/32[4]	436,243	447,531
Series 2449, Cl. FL, 0.759%, 1/15/32[4]	294,394	298,661
Series 2451, Cl. FD, 1.209%, 3/15/32[4]	153,792	158,018
Series 2453, Cl. BD, 6%, 5/15/17	57,571	61,638
Series 2461, Cl. PZ, 6.50%, 6/15/32	713,733	824,448
Series 2464, Cl. FI, 1.209%, 2/15/32[4]	136,084	139,293
Series 2470, Cl. AF, 1.209%, 3/15/32[4]	263,869	271,121
Series 2470, Cl. LF, 1.209%, 2/15/32[4]	139,262	142,547
Series 2471, Cl. FD, 1.209%, 3/15/32[4]	200,368	205,108
Series 2477, Cl. FZ, 0.759%, 6/15/31[4]	556,779	563,993
Series 2500, Cl. FD, 0.709%, 3/15/32[4]	20,461	20,712
Series 2517, Cl. GF, 1.209%, 2/15/32[4]	121,081	123,937
Series 2526, Cl. FE, 0.609%, 6/15/29[4]	37,695	37,993
Series 2551, Cl. FD, 0.609%, 1/15/33[4]	16,797	16,943
Series 2668, Cl. AZ, 4%, 9/1/18	111,561	117,456
Series 2676, Cl. KY, 5%, 9/15/23	2,390,821	2,624,603
Series 3025, Cl. SJ, 23.984%, 8/15/35[4]	371,683	553,520
Series 3465, Cl. HA, 4%, 7/1/17	70,759	72,674
Series 3617, Cl. DC, 4%, 7/1/27	271,309	277,499
Series 3676, Cl. DA, 4%, 4/1/22	41,255	41,296
Series 3822, Cl. JA, 5%, 6/1/40	108,494	113,190
Series 3848, Cl. WL, 4%, 4/1/40	661,154	704,811
Series 3917, Cl. BA, 4%, 6/1/38	726,074	768,681
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security: Series 192, Cl. IO, 11.616%, 2/1/28[9]	16,369	3,906
Series 205, Cl. IO, 14.771%, 9/1/29[9]	97,301	22,161
Series 2074, Cl. S, 56.884%, 7/17/28[9]	25,271	6,035
Series 2079, Cl. S, 67.017%, 7/17/28[9]	44,069	10,572
Series 2136, Cl. SG, 73.237%, 3/15/29[9]	1,180,868	268,743
Series 2399, Cl. SG, 66.075%, 12/15/26[9]	656,596	148,230
Series 243, Cl. 6, 11.769%, 12/15/32[9]	248,636	53,399
Series 2437, Cl. SB, 77.115%, 4/15/32[9]	2,070,914	503,266
Series 2526, Cl. SE, 39.285%, 6/15/29[9]	47,325	11,287
Series 2795, Cl. SH, 20.869%, 3/15/24[9]	987,272	155,958
Series 2802, Cl. AS, 57.972%, 4/15/33[9]	145,781	6,237
Series 2920, Cl. S, 64.71%, 1/15/35[9]	446,076	90,278
Series 2922, Cl. SE, 11.235%, 2/15/35[9]	77,067	18,089

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored Continued
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security: Continued
Series 3201, Cl. SG, 9.837%, 8/15/36[9]	$396,333	$68,243
Series 3450, Cl. BI, 14.914%, 5/15/38[9]	529,875	80,711
Series 3606, Cl. SN, 9.09%, 12/15/39[9]	158,044	24,269
Series 3659, Cl. IE, 8.981%, 3/1/19[9]	1,018,561	88,070
Series 3662, Cl. SM, 27.282%, 10/15/32[9]	379,997	51,133
Series 3685, Cl. EI, 12.747%, 3/1/19[9]	884,435	66,589
Series 3736, Cl. SN, 8.071%, 10/15/40[9]	853,179	145,335
Federal Home Loan Mortgage Corp., Mtg.-Linked Global Debt Securities, 2.06%, 1/15/22	1,513,784	1,554,233
Federal National Mortgage Assn.: 2.50%, 1/1/28[6]	256,885,000	268,685,655
2.833%, 10/1/36[4]	3,617,802	3,861,804
3%, 1/1/28-1/1/43[6]	15,120,000	15,866,752
3.50%, 1/1/28-1/1/43[6]	120,410,000	128,400,538
4%, 9/1/18-10/1/18	1,412,580	1,516,565
4%, 1/1/43[6]	11,195,000	12,003,139
4.50%, 1/1/28-1/1/43[6]	15,870,000	17,137,467
5%, 2/25/18-7/25/33	4,355,336	4,737,379
5%, 1/1/43[6]	490,000	530,808
5.50%, 4/25/21-5/1/36	1,042,783	1,141,862
6%, 10/25/16-1/25/19	289,338	309,622
6%, 1/1/43[6]	4,305,000	4,702,541
6.50%, 4/25/17-1/1/34	1,668,387	1,923,573
7%, 11/1/17-6/25/34	1,857,030	2,200,213
7.50%, 2/25/27-3/25/33	2,100,279	2,552,618
8.50%, 7/1/32	2,393	2,970
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: Trust 1999-54, Cl. LH, 6.50%, 11/25/29	324,630	371,862
Trust 2001-51, Cl. OD, 6.50%, 10/25/31	188,145	217,512
Trust 2001-69, Cl. PF, 1.21%, 12/25/31[4]	301,564	308,710
Trust 2001-80, Cl. ZB, 6%, 1/25/32	368,570	416,557
Trust 2002-12, Cl. PG, 6%, 3/25/17	185,926	199,879
Trust 2002-29, Cl. F, 1.21%, 4/25/32[4]	141,502	144,892
Trust 2002-60, Cl. FH, 1.21%, 8/25/32[4]	295,143	302,191
Trust 2002-64, Cl. FJ, 1.21%, 4/25/32[4]	43,573	44,617
Trust 2002-68, Cl. FH, 0.709%, 10/18/32[4]	100,532	101,677
Trust 2002-84, Cl. FB, 1.21%, 12/25/32[4]	639,648	655,028
Trust 2002-9, Cl. PC, 6%, 3/25/17	188,068	200,841
Trust 2002-9, Cl. PR, 6%, 3/25/17	230,281	245,470
Trust 2002-90, Cl. FH, 0.71%, 9/25/32[4]	357,884	362,050

9	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored Continued
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: Continued
Trust 2003-11, Cl. FA, 1.21%, 9/25/32[4]	$639,662	$655,044
Trust 2003-112, Cl. AN, 4%, 11/1/18	236,485	249,084
Trust 2003-116, Cl. FA, 0.61%, 11/25/33[4]	55,973	56,406
Trust 2003-119, Cl. FK, 0.71%, 5/25/18[4]	1,407,345	1,416,731
Trust 2004-101, Cl. BG, 5%, 1/25/20	835,197	888,827
Trust 2005-109, Cl. AH, 5.50%, 12/25/25	2,160,000	2,437,029
Trust 2005-25, Cl. PS, 27.237%, 4/25/35[4]	416,993	726,810
Trust 2005-31, Cl. PB, 5.50%, 4/25/35	560,000	690,125
Trust 2005-71, Cl. DB, 4.50%, 8/25/25	410,898	447,606
Trust 2006-46, Cl. SW, 23.43%, 6/25/36[4]	523,564	765,084
Trust 2007-109, Cl. NF, 0.76%, 12/25/37[4]	593,945	602,134
Trust 2007-42, Cl. A, 6%, 2/1/33	409,719	420,681
Trust 2008-14, Cl. BA, 4.25%, 3/1/23	112,807	119,590
Trust 2009-114, Cl. AC, 2.50%, 12/1/23	207,363	213,029
Trust 2009-36, Cl. FA, 1.15%, 6/25/37[4]	271,508	275,705
Trust 2011-122, Cl. EA, 3%, 11/1/29	619,155	633,035
Trust 2011-122, Cl. EC, 1.50%, 1/1/20	567,187	575,304
Trust 2011-15, Cl. DA, 4%, 3/1/41	559,314	599,934
Trust 2011-3, Cl. KA, 5%, 4/1/40	493,686	539,980
Trust 2011-6, Cl. BA, 2.75%, 6/1/20	610,093	634,428
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: Trust 2001-61, Cl. SH, 31.132%, 11/18/31[9]	163,913	36,008
Trust 2001-63, Cl. SD, 31.307%, 12/18/31[9]	42,444	8,885
Trust 2001-68, Cl. SC, 21.587%, 11/25/31[9]	27,222	5,709
Trust 2001-78, Cl. JS, 3.929%, 8/25/41[9]	436,364	64,897
Trust 2001-81, Cl. S, 23.932%, 1/25/32[9]	33,628	8,024
Trust 2002-28, Cl. SA, 38.174%, 4/25/32[9]	23,742	5,314
Trust 2002-38, Cl. SO, 51.982%, 4/25/32[9]	133,439	29,655
Trust 2002-48, Cl. S, 32.837%, 7/25/32[9]	36,319	8,204
Trust 2002-52, Cl. SL, 36.399%, 9/25/32[9]	23,857	5,504
Trust 2002-56, Cl. SN, 34.699%, 7/25/32[9]	49,907	11,283
Trust 2002-77, Cl. IS, 47.326%, 12/18/32[9]	227,340	54,248
Trust 2002-77, Cl. SH, 38.892%, 12/18/32[9]	51,142	11,831
Trust 2002-9, Cl. MS, 27.865%, 3/25/32[9]	45,557	10,317
Trust 2003-13, Cl. IO, 13.318%, 3/25/33[9]	419,169	76,491

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored Continued
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: Continued
Trust 2003-26, Cl. DI, 9.984%, 4/25/33[9]	$307,488	$66,440
Trust 2003-33, Cl. SP, 30.304%, 5/25/33[9]	292,879	48,435
Trust 2003-38, Cl. SA, 29.21%, 3/25/23[9]	371,572	36,022
Trust 2003-4, Cl. S, 29.634%, 2/25/33[9]	86,264	16,166
Trust 2004-56, Cl. SE, 13.043%, 10/25/33[9]	1,348,451	226,922
Trust 2005-12, Cl. SC, 14.162%, 3/25/35[9]	39,162	9,679
Trust 2005-14, Cl. SE, 45.043%, 3/25/35[9]	1,399,346	219,549
Trust 2005-40, Cl. SA, 52.732%, 5/25/35[9]	1,158,501	252,463
Trust 2005-40, Cl. SB, 85.362%, 5/25/35[9]	1,902,093	439,877
Trust 2005-5, Cl. SD, 11.674%, 1/25/35[9]	79,863	12,605
Trust 2005-63, Cl. SA, 52.774%, 10/25/31[9]	73,650	13,534
Trust 2005-71, Cl. SA, 60.281%, 8/25/25[9]	256,811	40,570
Trust 2006-51, Cl. SA, 10.361%, 6/25/36[9]	5,762,321	883,863
Trust 2006-90, Cl. SX, 99.999%, 9/25/36[9]	1,326,474	367,790
Trust 2007-75, Cl. BI, 7.66%, 8/25/37[9]	1,956,822	430,010
Trust 2007-77, Cl. SB, 0%, 12/25/31[9,10]	40,505	375
Trust 2007-88, Cl. XI, 42.812%, 6/25/37[9]	2,024,715	313,556
Trust 2008-46, Cl. EI, 17.096%, 6/25/38[9]	547,114	84,201
Trust 2008-55, Cl. SA, 13.217%, 7/25/38[9]	327,941	47,806
Trust 2009-8, Cl. BS, 22.702%, 2/25/24[9]	382,473	38,920
Trust 2010-95, Cl. DI, 9.139%, 11/1/20[9]	1,325,661	100,286
Trust 2011-84, Cl. IG, 4.159%, 8/1/13[9]	4,553,793	49,198
Trust 214, Cl. 2, 43.309%, 3/1/23[9]	285,952	59,933
Trust 221, Cl. 2, 44.266%, 5/1/23[9]	34,438	7,265
Trust 254, Cl. 2, 35.738%, 1/1/24[9]	561,702	117,964
Trust 2682, Cl. TQ, 99.999%, 10/15/33[9]	460,398	96,034
Trust 2981, Cl. BS, 99.999%, 5/15/35[9]	836,437	187,759
Trust 301, Cl. 2, 1.355%, 4/1/29[9]	115,865	27,058
Trust 313, Cl. 2, 20.785%, 6/1/31[9]	1,132,033	204,989
Trust 319, Cl. 2, 0.488%, 2/1/32[9]	545,072	83,612
Trust 321, Cl. 2, 6.403%, 4/1/32[9]	156,151	24,349
Trust 324, Cl. 2, 0%, 7/1/32[9,10]	160,062	24,550
Trust 328, Cl. 2, 0%, 12/1/32[9,10]	358,980	65,652
Trust 331, Cl. 5, 0%, 2/1/33[9,10]	607,047	118,929
Trust 332, Cl. 2, 0%, 3/1/33[9,10]	2,984,386	509,272
Trust 334, Cl. 12, 0%, 2/1/33[9,10]	521,083	96,763
Trust 339, Cl. 15, 1.65%, 7/1/33[9]	1,608,902	295,666
Trust 345, Cl. 9, 0%, 1/1/34[9,10]	501,932	61,654
Trust 351, Cl. 10, 2.509%, 4/1/34[9]	319,514	44,666
Trust 351, Cl. 8, 0%, 4/1/34[9,10]	534,618	78,892

10	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored Continued
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: Continued
Trust 356, Cl. 10, 0%, 6/1/35[9,10]	$414,590	$58,530
Trust 356, Cl. 12, 0%, 2/1/35[9,10]	203,396	28,327
Trust 362, Cl. 13, 0%, 8/1/35[9,10]	256,066	38,495

		550,356,804
GNMA/Guaranteed—0.1%
Government National Mortgage Assn.: 1.625%, 12/9/25[4]	4,674	4,824
7%, 3/29/28-7/29/28	188,707	225,290
7.50%, 3/1/27	11,341	12,327
8%, 11/29/25-5/29/26	36,098	36,557
Government National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates: Series 1999-32, Cl. ZB, 8%, 9/16/29	800,041	977,103
Series 2000-12, Cl. ZA, 8%, 2/16/30	1,807,335	2,183,118
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: Series 1998-19, Cl. SB, 66.87%, 7/16/28[9]	96,129	24,079
Series 1998-6, Cl. SA, 82.073%, 3/16/28[9]	58,699	14,422
Series 2001-21, Cl. SB, 82.688%, 1/16/27[9]	427,280	84,154
Series 2007-17, Cl. AI, 21.583%, 4/16/37[9]	516,400	129,817
Series 2010-111, Cl. GI, 40.376%, 9/1/13[9]	9,505,423	111,869
Series 2011-52, Cl. HS, 11.748%, 4/16/41[9]	858,249	239,741

		4,043,301
Other Agency—0.2%
NCUA Guaranteed Notes Trust 2010-C1, Gtd. Nts.: Series 2010-C1, Cl. A1, 1.60%, 10/29/20	441,624	449,663
Series 2010-C1, Cl. A2, 2.90%, 10/29/20	1,015,000	1,085,876
Series 2010-C1, Cl. APT, 2.65%, 10/29/20	1,113,533	1,178,934
NCUA Guaranteed Notes Trust 2010-R1, Gtd. Nts., Series 2010-R1, Cl. 1A, 0.663%, 10/7/20[4]	829,612	832,723
NCUA Guaranteed Notes Trust 2010-R3, Gtd. Nts., Series 2010-R3, Cl. 3A, 2.40%, 12/8/20	704,629	731,603
		4,278,799

	Principal Amount	Value

Non-Agency—12.4%
Commercial—7.8%
Banc of America Commercial Mortgage Trust 2006-1, Commercial Mtg. Pass-Through Certificates, Series 2006-1, Cl. AJ, 5.46%, 9/1/45	$2,200,000	$2,310,888
Banc of America Commercial Mortgage Trust 2006-3, Commercial Mtg. Pass-Through Certificates, Series 2006-3, Cl. AM, 5.857%, 7/10/44[4]	4,242,000	4,380,817
Banc of America Commercial Mortgage Trust 2006-5, Commercial Mtg. Pass-Through Certificates, Series 2006-5, Cl. AM, 5.448%, 9/1/47	6,055,000	6,481,884
Banc of America Commercial Mortgage Trust 2007-1, Commercial Mtg. Pass-Through Certificates, Series 2007-1, Cl. AMFX, 5.482%, 1/1/49	6,734,386	7,293,333
Banc of America Commercial Mortgage Trust 2007-5, Commercial Mtg. Pass-Through Certificates, Series 2007-5, Cl. AM, 5.772%, 2/1/51	8,090,000	9,066,293
Banc of America Commercial Mortgage, Inc., Commercial Mtg. Pass-Through Certificates, Series 2008-1, Cl. AM, 6.248%, 2/10/51[4]	3,415,000	3,921,820
BCAP LLC Trust, Mtg. Pass-Through Certificates: Series 2012-RR2, Cl. 6A3, 3.114%, 9/1/35[3,4]	843,606	854,766
Series 2012-RR6, Cl. 1A5, 2.243%, 11/1/36[5]	503,876	501,705
Bear Stearns ARM Trust 2007-4, Mtg. Pass-Through Certificates, Series 2007-4, Cl. 22A1, 5.434%, 6/1/47[4]	858,529	746,661
Bear Stearns Commercial Mortgage Securities Trust 2007-PWR17, Commercial Mtg. Pass-Through Certificates, Series 2007-PWR17, Cl. AM, 5.89%, 6/1/50[4]	2,330,000	2,654,444
Bear Stearns Commercial Mortgage Securities Trust 2006-PWR13, Commercial Mtg. Pass-Through Certificates, Series 2006-PWR13, Cl. AJ, 5.611%, 9/1/41	6,630,000	6,481,982
Bear Stearns Commercial Mortgage Securities Trust 2007-PWR17, Commercial Mtg. Pass-Through Certificates, Series 2007-PWR17, Cl. AJ, 5.89%, 6/1/50[4]	7,400,000	6,203,587

11	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value

Commercial Continued
CHL Mortgage Pass-Through Trust 2005-17, Mtg. Pass-Through Certificates, Series 2005-17, Cl. 1A8, 5.50%, 9/1/35	$2,546,745	$2,600,929
CHL Mortgage Pass-Through Trust 2005-HYB8, Mtg. Pass-Through Certificates, Series 2005-HYB8, Cl. 4A1, 4.713%, 12/20/35[4]	143,934	108,703
CHL Mortgage Pass-Through Trust 2007-J3, Mtg. Pass-Through Certificates, Series 2007-J3, Cl. A9, 6%, 7/1/37	6,822,642	5,588,904
Citigroup Commercial Mortgage Trust 2008-C7, Commercial Mtg. Pass-Through Certificates, Series 2008-C7, Cl. AM, 6.06%, 12/1/49[4]	4,270,000	4,804,254
Citigroup Mortgage Loan Trust, Inc. 2012-8, Mtg. Pass-Through Certificates, Series 2012-8, Cl. 1A1, 2.661%, 10/1/35[3,4]	1,102,291	1,057,848
CSMC Mortgage-Backed Trust 2006-C1, Mtg. Pass-Through Certificates, Series 2006-C1, Cl. AJ, 5.409%, 2/1/39[4]	9,025,000	9,604,161
DBUBS Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2011-LC1, Cl. E, 5.557%, 11/1/46[3,4]	2,515,000	2,633,919
Deutsche Alt-B Securities, Inc., Mtg. Pass-Through Certificates: Series 2006-AB2, Cl. A1, 5.885%, 6/25/36	117,457	87,686
Series 2006-AB4, Cl. A1A, 6.005%, 10/25/36	568,609	398,869
Deutsche Mortgage & Asset Receiving, Commercial Mtg. Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security: Series 2010-C1, Cl. XPA, 5.007%, 9/1/20[3,9]	5,147,637	302,980
Series 2012-CR5, Cl. XA, 3.239%, 12/1/45[9]	3,580,000	442,762
FDIC Trust, Commerical Mtg. Pass-Through Certificates, Series 2012-C1, Cl. A, 0.841%, 5/1/35[5]	1,260,138	1,263,641
First Horizon Alternative Mortgage Securities Trust 2007-FA2, Mtg. Pass-Through Certificates, Series 2007-FA2, Cl. 1A1, 5.50%, 4/25/37	1,440,139	1,030,696
GMAC Commercial Mortgage Securities, Inc., Commercial Mtg. Pass-Through Certificates, Series 1998-C1, Cl. F, 6.894%, 5/15/30[4]	615,900	617,142

	Principal Amount	Value

Commercial Continued
Greenwich Capital Commercial Funding Corp./Commercial Mortgage Trust 2006-GG7, Commercial Mtg. Pass-Through Certificates, Series 2006-GG7, Cl. AJ, 5.867%, 7/10/38[4]	$6,150,000	$5,984,851
Greenwich Capital Commercial Funding Corp./Commercial Mortgage Trust 2007-GG11, Commercial Mtg. Pass-Through Certificates: Series 2007-GG11, Cl. A4, 5.736%, 12/1/49	1,060,000	1,255,877
Series 2007-GG11, Cl. AM, 5.867%, 12/1/49	5,550,000	6,226,761
Greenwich Capital Commercial Funding Corp./Commercial Mortgage Trust 2007-GG9, Commercial Mtg. Pass-Through Certificates, Series 2007-GG9, Cl. AM, 5.475%, 3/1/39	5,035,000	5,498,963
GS Mortgage Securities Corp. II, Commercial Mtg. Obligations, Series 2011-GC3, Cl. D, 5.543%, 3/1/44[3,4]	3,130,000	3,164,834
GSR Mortgage Loan Trust 2005-AR4, Mtg. Pass-Through Certificates, Series 2005-AR4, Cl. 6A1, 5.25%, 7/1/35	61,394	60,920
IndyMac Index Mortgage Loan Trust 2005-AR23, Mtg. Pass-Through Certificates, Series 2005-AR23, Cl. 6A1, 4.931%, 11/1/35[4]	1,405,750	1,113,051
JPMorgan Chase Commercial Mortgage Securities Corp., Commercial Mtg. Pass-Through Certificates: Series 2007-CB15, Cl. AJ, 5.502%, 6/1/47	8,281,000	6,486,747
Series 2007-CB18, Cl. AM, 5.466%, 6/1/47	6,400,000	7,097,021
JPMorgan Chase Commercial Mortgage Securities Trust 2006-CIBC16, Commercial Mtg. Pass-Through Certificates, Series 2006-CIBC16, Cl. AJ, 5.623%, 5/1/45	2,175,000	1,955,246
JPMorgan Chase Commercial Mortgage Securities Trust 2007-CB19, Commercial Mtg. Pass-Through Certificates, Series 2007-CB19, Cl. AM, 5.728%, 2/1/49[4]	5,850,000	6,381,581

12	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount	Value

Commercial Continued
JPMorgan Chase Commercial Mortgage Securities Trust 2007-LDP11, Commercial Mtg. Pass-Through Certificates, Series 2007-LDP11, Cl. ASB, 5.812%, 6/1/49[4]	$477,030	$521,780
JPMorgan Mortgage Trust 2006-A7, Mtg. Pass-Through Certificates, Series 2006-A7, Cl. 2A2, 2.904%, 1/1/37[4]	269,627	208,647
JPMorgan, Re-Securitized Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Series 2009-5, Cl. 1A2, 2.614%, 7/1/36[3,4]	5,313,214	3,740,460
LB-UBS Commercial Mortgage Trust 2006-C3, Commercial Mtg. Pass-Through Certificates, Series 2006-C3, Cl. AJ, 5.72%, 3/11/39	1,325,000	1,260,170
LB-UBS Commercial Mortgage Trust 2007-C6, Commercial Mtg. Pass-Through Certificates, Series 2007-C6, Cl. AM, 6.114%, 7/11/40	5,855,000	6,654,213
LB-UBS Commercial Mortgage Trust 2008-C1, Commercial Mtg. Pass-Through Certificates, Series 2008-C1, Cl. AM, 6.157%, 4/11/41[4]	2,610,000	3,016,579
Lehman Structured Securities Corp., Mtg.-Backed Security, 6%, 5/1/29	52,415	10,151
Merrill Lynch Mortgage Trust 2006-C1, Commercial Mtg. Pass-Through Certificates, Series 2006-C1, Cl. AJ, 5.684%, 5/1/39[4]	6,125,000	5,923,497
ML-CFC Commercial Mortgage Trust 2006-3, Commercial Mtg. Pass-Through Certificates, Series 2006-3, Cl. AJ, 5.485%, 7/1/46	5,820,000	5,302,608
Morgan Stanley Capital I Trust 2007-IQ15, Commercial Mtg. Pass-Through Certificates, Series 2007-IQ15, Cl. AM, 5.882%, 6/1/49[4]	5,875,000	6,493,608
Morgan Stanley Capital I Trust, Commercial Mtg. Pass-Through Certificates, Series 2006-HQ10, Cl. AM, 5.36%, 11/1/41	8,500,000	9,516,439
Morgan Stanley, Re-Securitized Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Series 2012-R3, Cl. 1A, 2.298%, 11/1/36[4,5]	48,951	48,567

	Principal Amount	Value

Commercial Continued
RALI Series 2005-QA4 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2005-QA4, Cl. A32, 3.48%, 4/25/35[4]	$109,766	$20,638
Residential Asset Securitization Trust 2006-A12, Mtg. Pass-Through Certificates, Series 2006-A12, Cl. 1A, 6.25%, 11/1/36	635,888	481,122
Sequoia Mortgage Trust, Mtg. Pass-Through Certificates, Series 2012-2, Cl. A2, 3.50%, 3/1/42	428,932	437,898
STARM Mortgage Loan Trust 2007-1, Mtg. Pass-Through Certificates, Series 2007-1, Cl. 2A1, 5.808%, 2/1/37[4]	7,933,710	6,493,976
Structured Adjustable Rate Mortgage Loan Trust 2006-4, Commercial Mtg. Pass-Through Certificates, Series 2006-4, Cl. 6A, 5.333%, 5/1/36[4]	2,286,309	1,897,743
Structured Adjustable Rate Mortgage Loan Trust 2007-6, Mtg. Pass-Through Certificates, Series 2007-6, Cl. 3A1, 4.82%, 7/1/37[4]	6,616,313	5,120,464
UBS-Barclays Commercial Mortgage Trust 2012-C2, Commercial Mtg. Pass-Through Certificates, Series 2012-C2, Cl. E, 4.893%, 5/1/63[3,4]	560,000	507,476
Wachovia Bank Commercial Mortgage Trust 2006-C23, Commercial Mtg. Pass-Through Certificates, Series 2006-C23, Cl. AJ, 5.515%, 1/1/45	4,510,000	4,734,217
Wachovia Bank Commercial Mortgage Trust 2006-C25, Commercial Mtg. Pass-Through Certificates, Series 2006-C25, Cl. AJ, 5.736%, 5/1/43[4]	5,315,000	5,413,915
WaMu Mortgage Pass-Through Certificates 2007-OA3 Trust, Mtg. Pass-Through Certificates, Series 2007-OA3, Cl. 5A, 2.288%, 4/1/47[4]	704,578	477,312
Wells Fargo Mortgage-Backed Securities 2004-W Trust, Mtg. Pass-Through Certificates, Series 2004-W, Cl. B2, 2.696%, 11/1/34[4]	342,149	10,164
Wells Fargo Mortgage-Backed Securities 2005-AR1 Trust, Mtg. Pass-Through Certificates, Series 2005-AR1, Cl. 1A1, 2.613%, 2/1/35[4]	3,321,204	3,308,250

13	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value

Commercial Continued
Wells Fargo Mortgage-Backed Securities 2007-AR3 Trust, Mtg. Pass-Through Certificates, Series 2007-AR3, Cl. A4, 5.716%, 4/1/37[4]	$1,908,151	$1,752,498
WFRBS Commercial Mortgage Trust 2011-C3, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2011-C3, Cl. XA, 11.401%, 3/1/44[9]	6,008,406	491,500
		200,510,418
Multifamily—0.9%
Banc of America Commercial Mortgage, Inc., Commercial Mtg. Pass-Through Certificates, Series 2006-2, Cl. AJ, 5.762%, 5/1/45[4]	4,295,000	4,397,532
CHL Mortgage Pass-Through Trust 2006-20, Mtg. Pass-Through Certificates, Series 2006-20, Cl. 1A17, 5.75%, 2/1/37	2,376,015	2,156,404
Citigroup Mortgage Loan Trust, Inc. 2006-AR3, Mtg. Pass-Through Certificates, Series 2006-AR3, Cl. 1A2A, 5.596%, 6/1/36[4]	5,094,828	4,740,661
Countrywide Alternative Loan Trust 2006-24CB, Mtg. Pass-Through Certificates, Series 2006-24CB, Cl. A12, 5.75%, 6/1/36	1,893,094	1,535,379
JPMorgan Mortgage Trust 2007-A3, Mtg. Pass-Through Certificates, Series 2007-A3, Cl. 3A2M, 5.018%, 5/1/37[4]	3,993,892	3,836,589
Wells Fargo Mortgage-Backed Securities 2005-AR15 Trust, Mtg. Pass-Through Certificates, Series 2005-AR15, Cl. 1A2, 2.617%, 9/1/35[4]	366,454	357,829
Wells Fargo Mortgage-Backed Securities 2006-AR2 Trust, Mtg. Pass-Through Certificates, Series 2006-AR2, Cl. 2A3, 2.627%, 3/1/36[4]	3,317,708	3,239,354
Wells Fargo Mortgage-Backed Securities 2006-AR6 Trust, Mtg. Pass-Through Certificates, Series 2006-AR6, Cl. 3A1, 2.76%, 3/25/36[4]	2,980,594	2,883,565
		23,147,313
Residential—3.7%
Argent Securities Trust 2004-W8, Asset-Backed Pass-Through Certificates, Series 2004-W8, Cl. A2, 1.17%, 5/25/34[4]	897,561	835,225
Banc of America Commercial Mortgage, Inc., Commercial Mtg. Pass-Through Certificates: Series 2007-1, Cl. 1A3, 6%, 1/1/37	2,081,695	1,819,009

	Principal Amount	Value

Residential Continued
Banc of America Commercial Mortgage, Inc., Commercial Mtg. Pass-Through Certificates: Continued Series 2007-4, Cl. AM, 5.796%, 2/1/51[4]	$3,960,000	$4,470,947
Banc of America Funding 2007-C Trust, Mtg. Pass-Through Certificates, Series 2007-C, Cl. 1A4, 5.496%, 5/1/36[4]	1,904,149	1,868,882
Bear Stearns ARM Trust 2004-2, Mtg. Pass-Through Certificates, Series 2004-2, Cl. 12A2, 2.906%, 5/1/34[4]	2,452,549	2,385,725
CHL Mortgage Pass-Through Trust 2005-29, Mtg. Pass-Through Certificates, Series 2005-29, Cl. A1, 5.75%, 12/1/35	5,014,227	4,653,463
CHL Mortgage Pass-Through Trust 2005-J4, Mtg. Pass-Through Certificates, Series 2005-J4, Cl. A7, 5.50%, 11/1/35	1,735,199	1,823,498
CHL Mortgage Pass-Through Trust 2006-6, Mtg. Pass-Through Certificates, Series 2006-6, Cl. A3, 6%, 4/1/36	435,662	402,957
CHL Mortgage Pass-Through Trust 2007-HY3, Mtg. Pass-Through Certificates, Series 2007-HY3, Cl. 1A1, 3.054%, 6/1/47[4]	1,997,408	1,703,798
Citigroup Mortgage Loan Trust, Inc. 2005-2, Mtg. Pass-Through Certificates, Series 2005-2, Cl. 1A3, 2.672%, 5/1/35[4]	2,183,498	2,142,292
Citigroup Mortgage Loan Trust, Inc. 2005-3, Mtg. Pass-Through Certificates, Series 2005-3, Cl. 2A4, 2.888%, 8/1/35[4]	4,318,181	3,440,351
Citigroup, Inc./Deutsche Bank 2007-CD4 Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2007-CD4, Cl. AMFX, 5.366%, 12/1/49	6,060,000	6,506,676
Countrywide Alternative Loan Trust 2006-43CB, Mtg. Pass-Through Certificates, Series 2006-43CB, Cl.1A10, 6%, 2/1/37	8,535,489	6,738,107
Countrywide Alternative Loan Trust 2007-19, Mtg. Pass-Through Certificates, Series 2007-19, Cl. 1A4, 6%, 8/1/37	2,360,333	1,909,843
Countrywide Home Loans, Asset-Backed Certificates, Series 2005-16, Cl. 2AF2, 5.227%, 5/1/36[4]	614,665	574,332

14	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount	Value

Residential Continued
CSMC Mortgage-Backed Trust 2007-3, Mtg. Pass-Through Certificates, Series 2007-3, Cl. 2A10, 6%, 4/1/37	$2,226,305	$1,929,768
CWABS Asset-Backed Certificates Trust 2006-25, Asset-Backed Certificates, Series 2006-25, Cl. 2A2, 0.33%, 6/25/47[4]	2,039,567	2,014,205
CWHEQ Revolving Home Equity Loan Trust, Asset-Backed Certificates: Series 2005-G, Cl. 2A, 0.439%, 12/15/35[4]	147,619	81,781
Series 2006-H, Cl. 2A1A, 0.359%, 11/15/36[4]	62,461	27,716
GSR Mortgage Loan Trust 2006-5F, Mtg. Pass-Through Certificates, Series 2006-5F, Cl. 2A1, 6%, 6/1/36	619,783	598,762
Home Equity Mortgage Trust 2005-1, Mtg. Pass-Through Certificates, Series 2005-1, Cl. M6, 5.863%, 6/1/35	1,046,000	763,393
JPMorgan Alternative Loan Trust 2006-S4, Mtg. Pass-Through Certificates, Series 2006-S4, Cl. A6, 5.71%, 12/1/36	279,855	264,762
LB-UBS Commercial Mortgage Trust 2007-C7, Commercial Mtg. Pass-Through Certificates, Series 2007-C7, Cl. AM, 6.185%, 9/11/45[4]	10,430,000	11,795,506
Mastr Asset-Backed Securities Trust 2006-WMC3, Mtg. Pass-Through Certificates, Series 2006-WMC3, Cl. A3, 0.31%, 8/25/36[4]	1,131,922	419,718
Merrill Lynch Mortgage Investors Trust 2006-3, Mtg. Pass-Through Certificates, Series MLCC 2006-3, Cl. 2A1, 2.677%, 10/25/36[4]	1,487,698	1,431,933
NC Finance Trust, Collateralized Mtg. Obligation Pass-Through Certificates, Series 1999-I, Cl. ECFD, 3.405%, 1/25/29[5,8]	66,744	5,340
Popular ABS Mortgage Pass-Through Trust 2005-6, Mtg. Pass-Through Certificates, Series 2005-6, Cl. A3, 5.504%, 1/1/36[4]	168,024	150,768
RALI Series 2006-QS13 Trust, Mtg. Asset-Backed Pass-Through Certificates: Series 2006-QS13, Cl. 1A5, 6%, 9/25/36	1,658,091	1,237,248
Series 2006-QS13, Cl. 1A8, 6%, 9/25/36	33,143	24,731
RALI Series 2007-QS6 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2007-QS6, Cl. A28, 5.75%, 4/25/37	804,959	603,730

	Principal Amount	Value

Residential Continued
Residential Asset Securitization Trust 2005-A14, Mtg. Pass-Through Certificates, Series 2005-A14, Cl. A1, 5.50%, 12/1/35	$3,225,958	$2,841,190
Residential Asset Securitization Trust 2005-A15, Mtg. Pass-Through Certificates, Series 2005-A15, Cl. 1A4, 5.75%, 2/1/36	3,558,247	3,202,166
Residential Asset Securitization Trust 2005-A6CB, Mtg. Pass-Through Certificates, Series 2005-A6CB, Cl. A7, 6%, 6/1/35	4,117,929	4,095,563
Terwin Mortgage Trust, Home Equity Asset-Backed Securities, Series 2006-4SL, Cl. A1, 2.601%, 5/1/37[3,4,11]	160,197	73,378
WaMu Mortgage Pass-Through Certificates 2005-AR12 Trust, Mtg. Pass-Through Certificates, Series 2007-AR12, Cl. 1A8, 2.472%, 10/1/35[4]	2,123,364	1,979,286
WaMu Mortgage Pass-Through Certificates 2006-AR10 Trust, Mtg. Pass-Through Certificates, Series 2006-AR10, Cl. 1A2, 2.697%, 9/1/36[4]	830,000	673,055
WaMu Mortgage Pass-Through Certificates 2007-HY1 Trust, Mtg. Pass-Through Certificates: Series 2007-HY1, Cl. 4A1, 2.685%, 2/1/37[4]	12,235,046	9,820,484
Series 2007-HY1, Cl. 5A1, 4.711%, 2/1/37[4]	7,402,375	6,056,175
WaMu Mortgage Pass-Through Certificates 2007-HY5 Trust, Mtg. Pass-Through Certificates, Series 2007-HY5, Cl. 3A1, 5.147%, 5/1/37[4]	893,249	865,389
Wells Fargo Mortgage-Backed Securities 2005-9 Trust, Mtg. Pass-Through Certificates, Series 2005-9, Cl. 2A6, 5.25%, 10/25/35	355,061	377,767
Wells Fargo Mortgage-Backed Securities 2006-AR14 Trust, Mtg. Pass-Through Certificates, Series 2006-AR14, Cl. 1A2, 5.632%, 10/1/36[4]	2,942,478	2,901,601

		95,510,520

Total Mortgage-Backed Obligations (Cost $851,316,273)		877,847,155
U.S. Government Obligations—4.2%
Federal Home Loan Mortgage Corp. Nts.: 0.75%, 1/12/18	5,149,000	5,120,423
1.25%, 8/1/19-10/2/19	9,465,000	9,454,196
2.375%, 1/13/22	1,113,000	1,163,764

15	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF INVESTMENTS    Continued

	Principal Amount		Value

U.S. Government Obligations Continued
Federal National Mortgage Assn. Nts.: 0.875%, 12/20/17	$14,800,000		$14,846,901
4.375%, 10/15/15	4,000,000		4,444,356
U.S. Treasury Bonds, STRIPS, 4.833%, 2/15/16[12]	2,116,000		2,089,146
U.S. Treasury Nts., 1.625%, 11/15/22[13,14]	71,200,000		70,343,393

Total U.S. Government Obligations (Cost $107,469,902)			107,462,179
Foreign Government Obligations—26.2%
Australia—0.4%
New South Wales Treasury Corp. Bonds: Series 14, 5.50%, 8/1/14	935,000	AUD	1,010,595
Series 15, 6%, 4/1/25	680,000	AUD	751,750
Series 17, 5.50%, 3/1/17	665,000	AUD	751,763
Queensland Treasury Corp. Nts.: Series 15, 6%, 10/14/15	1,370,000	AUD	1,535,303
Series 17, 6%, 9/14/17	1,100,000	AUD	1,274,499
Series 21, 6%, 6/14/21	1,345,000	AUD	1,614,737
Series 24, 5.75%, 7/22/24	1,140,000	AUD	1,320,113
Victoria Treasury Corp. Nts., Series 1116, 5.75%, 11/15/16	1,665,000	AUD	1,887,304
Western Australia Treasury Corp. Nts., Series 15, 7%, 4/15/15	690,000	AUD	779,198

			10,925,262
Belgium—0.2%
Belgium (Kingdom of) Bonds, Series 58, 3.75%, 9/28/20	2,730,000	EUR	4,171,214
Bolivia—0.0%
Bolivia (Plurinational State of) Unsec. Bonds, 4.875%, 10/31/22	845,000		825,988
Brazil—2.8%
Brazil (Federative Republic of) Nota Do Tesouro Nacional Nts.: 9.762%, 1/1/14	25,275,000	BRR	12,659,651
9.762%, 1/1/17	23,655,000	BRR	12,169,081
9.762%, 1/1/21	49,670,000	BRR	25,599,980
12.994%, 5/15/45[15]	3,820,000	BRR	5,707,681
Series NTNF, 10%, 1/1/23	8,790,000	BRR	4,518,821
Series NTNB, 12.792%, 8/15/50[15]	3,505,000	BRR	5,353,434
Brazil (Federative Republic of) Nota Do Tesouro Nacional Unsec. Bonds, 10%, 1/1/18	11,645,000	BRR	6,013,002

			72,021,650
Canada—0.2%
Canada (Government of) Nts., 3.75%, 6/1/19	2,010,000	CAD	2,291,343

	Principal Amount		Value

Canada Continued
Canada (Government of) Treasury Bills, 1.021%, 3/28/13[12]	1,810,000	CAD	$1,815,650

			4,106,993
Colombia—0.3%
Colombia (Republic of) Sr. Unsec. Bonds, 6.125%, 1/18/41	6,260,000		8,626,280
Costa Rica—0.1%
Costa Rica (Republic of) Sr. Unsec. Unsub. Nts., 4.25%, 1/26/23[3]	2,675,000		2,712,450
Croatia—0.2%
Croatia (Republic of) Unsec. Nts.: 6.25%, 4/27/17[3]	2,250,000		2,472,750
6.375%, 3/24/21[3]	1,190,000		1,359,575
6.75%, 11/5/19[3]	1,140,000		1,312,425

			5,144,750
Denmark—0.1%
Denmark (Kingdom of) Bonds, 4%, 11/15/19	6,060,000	DKK	1,315,416
Finland—0.0%
Finland (Repulic of) Unsec. Bonds, 1.625%, 9/15/22	555,000	EUR	739,702
France—0.5%
France (Republic of) Bonds: 3.25%, 10/25/21	1,125,000	EUR	1,665,555
3.75% 10/25/19	2,390,000	EUR	3,674,647
4%, 4/25/60	545,000	EUR	864,247
4.50%, 4/25/41	1,115,000	EUR	1,901,094
France (Republic of) Treasury Nts., 1%, 7/25/17	3,880,000	EUR	5,211,205
			13,316,748
Germany—0.2%
Germany (Federal Republic of) Bonds, 2.50%, 7/4/44	860,000	EUR	1,226,256
Germany (Federal Republic of) Sec. Bonds, Series 164, 0.50%, 10/13/17	2,590,000	EUR	3,452,276
Germany (Federal Republic of) Unsec. Bonds, 1.50%, 9/4/22	1,275,000	EUR	1,712,586
			6,391,118
Hungary—2.0%
Hungary (Republic of) Bonds: 6.75%, 11/24/17	850,000,000	HUF	4,005,286
Series 13/D, 6.75%, 2/12/13	3,277,000,000	HUF	14,866,519
Series 14/D, 6.75%, 8/22/14	451,000,000	HUF	2,092,986
Series 15C, 7.75%, 8/24/15	1,312,000,000	HUF	6,255,302
Series 15/A, 8%, 2/12/15	238,000,000	HUF	1,137,731
Series 16/C, 5.50%, 2/12/16	315,000,000	HUF	1,423,263
Series 17/B, 6.75%, 2/24/17	724,000,000	HUF	3,397,058
Series 19/A, 6.50%, 6/24/19	514,000,000	HUF	2,410,890
Series 20/A, 7.50%, 11/12/20	455,000,000	HUF	2,266,148
Series 22A, 7%, 6/24/22	348,000,000	HUF	1,691,267
Series 23A, 6%, 11/24/23	230,000,000	HUF	1,036,000

16	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount		Value

Hungary Continued
Hungary (Republic of) Sr. Unsec. Bonds, 7.625%, 3/29/41	$135,000		$156,600
Hungary (Republic of) Sr. Unsec. Nts., 5.75%, 6/11/18	365,000	EUR	501,875
Hungary (Republic of) Sr. Unsec. Unsub. Nts., 6.375%, 3/29/21	585,000		648,765
Hungary (Republic of) Treasury Bills: 6.051%, 2/20/13[12]	1,420,000,000	HUF	6,393,534
6.073%, 5/29/13[12]	550,000,000	HUF	2,444,498
6.258%, 4/17/13[12]	366,000,000	HUF	1,636,536
			52,364,258
Indonesia—0.2%
Indonesia (Republic of) Nts., 5.25%, 1/17/42[3]	955,000		1,113,769
Indonesia (Republic of) Sr. Unsec. Bonds, 4.875%, 5/5/21[3]	1,020,000		1,176,825
Indonesia (Republic of) Sr. Unsec. Nts., 7.75%, 1/17/38[3]	515,000		780,225
Indonesia (Republic of) Unsec. Nts., 3.75%, 4/25/22[3]	2,120,000		2,265,750
			5,336,569
Ireland—0.1%
Ireland (Republic of) Treasury Bonds, 4.40%, 6/18/19	990,000	EUR	1,321,221
Israel—0.1%
Israel (State of) Sr. Unsec. Bonds, 4%, 6/30/22	3,070,000		3,345,385
Italy—0.6%
Italy (Republic of) Bonds: 4%, 9/1/20	985,000	EUR	1,310,300
4.50%, 3/1/19	2,845,000	EUR	3,936,367
5%, 3/1/22	520,000	EUR	723,923
5%, 9/1/40	1,080,000	EUR	1,428,373
Series EU, 1.216%, 10/15/17[4]	680,000	EUR	827,293
Italy (Republic of) Sr. Unsec. Nts., 4.50%, 6/8/15	132,000,000	JPY	1,580,558
Italy (Republic of) Treasury Bills, 1.529%, 1/31/13[12]	2,260,000	EUR	2,982,054
Italy (Republic of) Treasury Bonds: 3.50%, 11/1/17	575,000	EUR	766,942
5.75%, 2/1/33	465,000	EUR	669,509
			14,225,319
Ivory Coast—0.1%
Ivory Coast Bonds, 3.75%, 12/31/32	2,675,000		2,514,500
Japan—1.9%
Japan Bonds: 2 yr., 0.10%, 5/15/14	988,000,000	JPY	11,404,452
5 yr., 0.30%, 3/20/17	606,000,000	JPY	7,042,813

	Principal Amount		Value

Japan Continued
Japan Bonds: Continued
10 yr., Series 301, 1.50%, 6/20/19	604,000,000	JPY	$7,490,667
10 yr., 1.10%, 3/20/21	251,000,000	JPY	3,016,859
20 yr., Series 112, 2.10%, 6/20/29	763,000,000	JPY	9,575,225
30 yr., 2%, 3/20/42	463,000,000	JPY	5,401,551
Japan Sr. Unsec. Bonds, Series 134, 1.80%, 3/20/32	369,000,000	JPY	4,323,661
			48,255,228
Kazakhstan—0.1%
Development Bank of Kazakhstan Sr. Unsec. Bonds, 4.125%, 12/10/22[3]	1,445,000		1,463,063
Latvia—0.1%
Latvia (Republic of) Nts., 5.25%, 2/22/17[3]	2,090,000		2,348,115
Lithuanua—0.1%
Lithuania (Republic of) Sr. Unsec. Bonds, 6.625%, 2/1/22[3]	2,190,000		2,808,785
Malaysia—0.6%
Central Bank of Malaysia Treasury Bills:
Series 5312, 2.984%, 1/22/13[12]	14,620,000	MYR	4,773,005
Series 5612, 3%, 2/7/13[12]	14,620,000	MYR	4,766,311
Series 6212 2.968%, 2/28/13[12]	7,310,000	MYR	2,379,207
Malaysia (Government of) Sr. Unsec. Bonds:
Series 1/06, 4.262%, 9/15/16	2,400,000	MYR	815,962
Series 0210, 4.012%, 9/15/17	1,915,000	MYR	647,412
Wakala Global Sukuk Bhd Bonds, 4.646%, 7/6/21[3]	2,105,000		2,434,788
			15,816,685
Mexico—1.6%
United Mexican States Bonds:
Series M, 6.50%, 6/10/21[4]	62,985,000	MXN	5,290,276
Series M20, 7.50%, 6/3/27[4]	101,400,000	MXN	9,145,823
Series M10, 7.75%, 12/14/17	23,505,000	MXN	2,028,595
Series M, 8%, 6/11/20	48,820,000	MXN	4,450,969
Series M20, 8.50%, 5/31/29[4]	54,140,000	MXN	5,281,928
United Mexican States Treasury Bills:
4.552%, 4/4/13[12]	58,000,000	MXN	4,437,575
4.623%, 4/18/13[12]	65,300,000	MXN	4,987,509
4.668%, 5/16/13[12]	65,300,000	MXN	4,968,919
			40,591,594
Mongolia—0.0%
Mongolia (Government of) Sr. Unsec. Bonds, 5.125%, 12/5/22	435,000		428,475
Nigeria—0.5%
Nigeria (Federal Republic of) Treasury Bills:
13.662%, 9/5/13[12]	329,000,000	NGN	1,942,954
13.779%, 9/26/13[12]	164,000,000	NGN	963,782

17	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF INVESTMENTS    Continued

	Principal Amount		Value

Nigeria Continued
Nigeria (Federal Republic of) Treasury Bills: Continued
14.326%, 6/6/13[12]	73,000,000	NGN	$444,683
15.149%, 3/7/13[12]	38,000,000	NGN	237,989
15.205%, 3/28/13[12]	145,000,000	NGN	900,999
Series 364, 15.572%, 4/25/13[12]	109,000,000	NGN	670,562
Series 364, 16.895%, 2/7/13[12]	146,000,000	NGN	922,424
Nigeria (Federal Republic of) Treasury Bonds:
7%, 10/23/19	302,000,000	NGN	1,508,743
16%, 6/29/19	314,000,000	NGN	2,371,439
16.39%, 1/27/22	492,000,000	NGN	3,916,465
			13,880,040
Peru—1.1%
Peru (Republic of) Bonds, 7.35%, 7/21/25	3,295,000		4,790,930
Peru (Republic of) Sr. Unsec. Bonds:
6.95%, 8/12/31[3]	15,395,000	PEN	7,601,903
8.20%, 8/12/26[3]	10,000,000	PEN	5,505,779
Peru (Republic of) Sr. Unsec. Nts., 7.84%, 8/12/20[3]	14,085,000	PEN	6,968,281
Peru (Republic of) Sr. Unsec. Unsub. Bonds, 5.625%, 11/18/50	2,250,000		2,928,375
			27,795,268
Philippines—0.1%
Philippines (Republic of the) Sr. Unsec. Bonds, 5%, 1/13/37	885,000		1,078,594
Philippines (Republic of the) Sr. Unsec. Unsub. Bonds, 6.375%, 10/23/34	925,000		1,301,938
			2,380,532
Poland—0.5%
Poland (Republic of) Bonds:
5.25%, 10/25/20	16,410,000	PLZ	5,957,337
Series WS0922, 5.75%, 9/23/22	13,810,000	PLZ	5,234,397
Series 0415, 5.50%, 4/25/15	2,355,000	PLZ	801,082
Series 1017, 5.25%, 10/25/17	3,265,000	PLZ	1,150,635
			13,143,451
Portugal—0.0%
Portuguese (Republic) Sr. Unsec. Bonds:
4.10%, 4/15/37	340,000	EUR	301,413
4.95%, 10/25/23	260,000	EUR	293,821
			595,234
Qatar—0.2%
Qatar (State of) Sr. Nts., 5.25%, 1/20/20[3]	1,005,000		1,203,488

	Principal Amount		Value

Qatar Continued
Qatar (State of) Sr. Unsec. Nts.:
5.75%, 1/20/42[3]	$1,125,000		$1,468,125
6.40%, 1/20/40[3]	860,000		1,206,752
			3,878,365
Romania—0.2%
Romania Sr. Unsec. Bonds, 6.75%, 2/7/22[3]	4,285,000		5,222,344
Russia—1.9%
Russian Federation Bonds:
7.50%, 3/15/18[4]	192,100,000	RUR	6,597,665
7.50%, 2/27/19[4]	236,200,000	RUR	8,152,425
7.60%, 4/14/21[4]	258,000,000	RUR	8,946,204
Series 6206, 7.40%, 6/14/17[4]	419,200,000	RUR	14,259,070
Russian Federation Unsec. Bonds: 5.625%, 4/4/42[3]	1,490,000		1,855,050
Series 9, 7.90%, 3/18/21[4]	43,800,000	RUR	1,432,188
Vnesheconombank Sr. Unsec. Bonds, Series 18, 8.693%, 9/17/32[4]	45,500,000	RUR	1,504,678
Vnesheconombank Via VEB Finance plc Sr. Unsec. Nts., 6.025%, 7/5/22[3]	2,005,000		2,340,838
Vnesheconombank Via VEB Finance plc Sr. Unsec. Unsub. Nts.: 6.80%, 11/22/25[3]	2,370,000		2,915,100
6.902%, 7/9/20[3]	1,445,000		1,766,585
			49,769,803
Serbia—0.1%
Serbia (Republic of) Sr. Unsec. Nts., 5.25%, 11/21/17[3]	1,760,000		1,834,800
Slovakia—0.1%
Slovakia (Republic of) Bonds, 4.375%, 5/21/22[3]	2,995,000		3,277,488
Slovenia—0.0%
Slovenia (Republic of) Sr. Unsec. Bonds, 5.50%, 10/26/22[3]	1,140,000		1,199,850
South Africa—1.3%
South Africa (Republic of) Bonds: Series R208, 6.75%, 3/31/21	140,980,000	ZAR	17,035,257
Series R207, 7.25%, 1/15/20	125,160,000	ZAR	15,586,041
			32,621,298
Spain—0.3%
Comunidad De Madrid Sr. Unsec. Nts., 4.30%, 9/15/26	765,000	EUR	713,333
Instituto de Credito Oficial Sr. Unsec. Nts., 5%, 5/15/15	2,200,000	NOK	377,899
Spain (Kingdom of) Bonds: 5.50%, 7/30/17	1,440,000	EUR	2,015,544
5.85%, 1/31/22	1,560,000	EUR	2,151,692
Spain (Kingdom of) Sr. Unsec. Bonds, 4.30%, 10/31/19	795,000	EUR	1,032,052

18	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount		Value

Spain Continued
Spain (Kingdom of) Unsec. Bonds, 3.30%, 10/31/14	390,000	EUR	$518,809
			6,809,329
Sri Lanka—0.1%
Sri Lanka (Democratic Socialist Republic of) Sr. Unsec. Nts.: 6.25%, 10/4/20[3]	1,265,000		1,382,013
6.25% 7/27/21[3]	1,565,000		1,712,938
			3,094,951
The Netherlands—0.2%
Netherlands (Kingdom of the) Bonds, 4%, 7/15/19	2,725,000	EUR	4,299,698
Turkey—5.2%
Turkey (Republic of) Bonds: 6.875%, 3/17/36	2,735,000		3,702,506
7%, 3/11/19	1,285,000		1,602,716
9%, 3/5/14	23,725,000	TRY	13,797,857
9%, 3/8/17	43,500,000	TRY	26,785,924
9.50%, 1/12/22[4]	24,875,000	TRY	16,753,447
9.683%, 7/17/13[12]	22,235,000	TRY	12,073,669
10.50%, 1/15/20[4]	1,120,000	TRY	769,457
15.959%, 8/14/13[15]	2,310,000	TRY	1,910,617
Turkey (Republic of) Nts., 7.50%, 7/14/17	1,640,000		2,002,358
Turkey (Republic of) Unsec. Bonds: 5.396%, 2/11/15[4,15]	2,305,000	TRY	1,738,677
5.99%, 5/15/13[12]	80,400,000	TRY	44,120,286
6.25%, 9/26/22	3,110,000		3,884,390
Turkey (Republic of) Unsec. Nts.: 5.125%, 3/25/22	1,150,000		1,325,375
6%, 1/14/41	3,805,000		4,761,006
			135,228,285
Ukraine—0.1%
Ukraine (Republic of) Bonds, 7.75%, 9/23/20[3]	860,000		887,950
Ukraine (Republic of) Sr. Unsec. Nts., 7.95%, 2/23/21[3]	1,195,000		1,242,800
			2,130,750
United Arab Emirates—0.2%
Emirates of Dubai Sr. Unsec. International Bonds: 5.591%, 6/22/21	2,085,000		2,285,160
6.45%, 5/2/22	730,000		855,925
7.75%, 10/5/20	2,325,000		2,941,125
			6,082,210
United Kingdom—0.4%
United Kingdom Treasury Bonds: 3.75%, 9/7/21	875,000	GBP	1,670,065
4%, 9/7/16	1,745,000	GBP	3,191,522

	Principal Amount		Value

United Kingdom Continued
United Kingdom Treasury Bonds: Continued
4.75%, 12/7/38	2,420,000	GBP	$5,189,176
			10,050,763
Uruguay—0.3%
Uruguay (Oriental Republic of) Bonds, 7.625%, 3/21/36	2,310,000		3,589,740
Uruguay (Oriental Republic of) Sr. Unsec. Bonds, 4.702%, 12/15/28[15]	57,600,000	UYU	3,943,663
Uruguay (Oriental Republic of) Unsec. Bonds, 8%, 11/18/22	991,741		1,444,967
			8,978,370
Venezuela—0.9%
Venezuela (Republic of) Bonds: 9%, 5/7/23	4,090,000		3,987,750
11.95%, 8/5/31	3,585,000		4,095,863
Venezuela (Republic of) Nts., 8.25%, 10/13/24	2,290,000		2,118,250
Venezuela (Republic of) Sr. Unsec. Bonds, 11.75%, 10/21/26	1,000,000		1,132,500
Venezuela (Republic of) Sr. Unsec. Unsub. Nts., 12.75%, 8/23/22	1,190,000		1,392,300
Venezuela (Republic of) Unsec. Bonds: 7%, 3/31/38	2,365,000		1,903,825
7.65%, 4/21/25	3,870,000		3,424,950
Venezuela (Republic of) Unsec. Nts., 13.625%, 8/15/18[3]	5,465,000		6,202,775
			24,258,213
Total Foreign Government Obligations (Cost $636,251,018)			677,647,810
Loan Participations—0.1%
Angola (Republic of) Sr. Unsec. Nts., 7%, 8/16/19 (Cost $2,260,491)	2,060,000		2,286,600
Corporate Bonds and Notes—29.0%
Consumer Discretionary—4.4%
Auto Components—0.6%
Continental Rubber of America Corp., 4.50% Sr. Sec. Nts., 9/15/19[3]	510,000		524,481
Goodyear Tire & Rubber Co. (The), 8.25% Sr. Unsec. Unsub. Nts., 8/15/20	2,800,000		3,087,000
Tower Automotive Holdings USA LLC/TA Holdings Finance, Inc., 10.625% Sr. Sec. Nts., 9/1/17[3]	5,987,000		6,585,700
UCI International, Inc., 8.625% Sr. Unsec. Nts., 2/15/19	775,000		772,094

19	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF INVESTMENTS    Continued

	Principal Amount		Value

Auto Components Continued
Visteon Corp., 6.75% Sr. Unsec. Nts., 4/15/19	$2,844,000		$3,043,080

			14,012,355
Automobiles—0.0%
Jaguar Land Rover plc: 7.75% Sr. Unsec. Bonds, 5/15/18[3]	500,000		547,500
8.25% Sr. Nts., 3/15/20[3]	245,000	GBP	443,513
			991,013
Diversified Consumer Services—0.1%
Monitronics International, Inc., 9.125% Sr. Unsec. Nts., 4/1/20	1,285,000		1,329,975
ServiceMaster Co.: 7% Sr. Nts., 8/15/20[3]	1,220,000		1,229,150
8% Sr. Unsec. Unsub. Nts., 2/15/20	775,000		811,813
			3,370,938
Hotels, Restaurants & Leisure—1.3%
Boyd Gaming Corp., 9.125% Sr. Unsec. Nts., 12/1/18	2,405,000		2,465,125
Burger King Corp., 9.875% Sr. Unsec. Unsub. Nts., 10/15/18	1,105,000		1,270,750
Caesars Entertainment Operating Co., Inc., 10% Sr. Sec. Nts., 12/15/18	12,225,000		8,160,188
CKE Restaurants, Inc., 11.375% Sec. Nts., 7/15/18	985,000		1,137,675
Equinox Holdings, Inc., 9.50% Sr. Sec. Nts., 2/1/16[3]	2,290,000		2,418,526
HOA Restaurants Group LLC/HOA Finance Corp., 11.25% Sr. Sec. Nts., 4/1/17[3]	2,920,000		2,657,200
Isle of Capri Casinos, Inc., 7.75% Sr. Unsec. Unsub. Nts., 3/15/19	2,615,000		2,830,738
Landry’s, Inc., 9.375% Sr. Unsec. Nts., 5/1/20[3]	2,560,000		2,713,600
MGM Mirage, Inc., 6.625% Sr. Unsec. Nts., 7/15/15	3,365,000		3,625,788
MGM Resorts International: 6.625% Sr. Unsec. Unsub. Nts., 12/15/21	410,000		410,513
6.75% Sr. Unsec. Nts., 10/1/20[3]	750,000		767,813
MTR Gaming Group, Inc., 11.50% Sec. Nts., 8/1/19	1,170,825		1,246,929
Penn National Gaming, Inc., 8.75% Sr. Unsec. Sub. Nts., 8/15/19	1,985,000		2,272,825
Premier Cruise Ltd., 11% Sr. Nts., 3/15/08[5,8]	250,000		—
Viking Cruises Ltd., 8.50% Sr. Nts., 10/15/22[3]	930,000		1,009,050
			32,986,720

	Principal Amount	Value

Household Durables—0.2%
Beazer Homes USA, Inc.: 6.875% Sr. Unsec. Nts., 7/15/15	$280,000	$282,100
9.125% Sr. Unsec. Nts., 5/15/19	3,615,000	3,800,269
Jarden Corp., 6.125% Sr. Unsec. Nts., 11/15/22	290,000	314,650
K Hovnanian Enterprises, Inc., 9.125% Sec. Nts., 11/15/20[3]	610,000	649,650
Libbey Glass, Inc., 6.875% Sr. Sec. Nts., 5/15/20	980,000	1,058,400
		6,105,069
Leisure Equipment & Products—0.1%
FGI Operating Co. LLC/FGI Finance, Inc., 7.875% Sr. Sec. Nts., 5/1/20[3]	2,560,000	2,649,600
Media—1.7%
Affinion Group Holdings, Inc., 11.625% Sr. Unsec. Nts., 11/15/15	1,465,000	952,250
Affinion Group, Inc., 7.875% Sr. Unsec. Nts., 12/15/18	3,815,000	2,928,013
AMC Entertainment, Inc., 8.75% Sr. Unsec. Nts., 6/1/19	1,205,000	1,340,563
Belo (A.H.) Corp., 7.75% Sr. Unsec. Unsub. Debs., 6/1/27	3,702,000	3,836,198
Cinemark USA, Inc., 5.125% Sr. Unsec. Nts., 12/15/22[3]	615,000	625,763
Clear Channel Communications, Inc., 5.75% Sr. Unsec. Unsub. Nts., 1/15/13	340,000	340,850
Cumulus Media Holdings, Inc., 7.75% Sr. Unsec. Unsub. Nts., 5/1/19	1,580,000	1,560,250
DISH DBS Corp.: 5.875% Sr. Unsec. Nts., 7/15/22	1,675,000	1,809,000
7.875% Sr. Unsec. Nts., 9/1/19	2,820,000	3,355,800
Entravision Communications Corp., 8.75% Sr. Sec. Nts., 8/1/17	2,059,000	2,244,310
Getty Images, Inc., 7% Sr. Nts., 10/15/20[3,6]	1,165,000	1,197,038
Gray Television, Inc., 7.50% Sr. Unsec. Nts., 10/1/20[3]	2,650,000	2,722,875
Igloo Holdings Corp., 8.25% Sr. Unsec. Nts., 12/15/17[5,7]	2,879,000	2,861,006
LIN Television Corp., 6.375% Sr. Nts., 1/15/21[3]	465,000	490,575
Newport Television LLC/NTV Finance Corp., 13% Sr. Nts., 3/15/17[5,7]	1,860,260	1,981,177
Nexstar Broadcasting, Inc., 6.875% Sr. Unsec. Nts., 11/15/20[3]	1,030,000	1,062,188
Nexstar Broadcasting, Inc./Mission Broadcasting, Inc., 8.875% Sec. Nts., 4/15/17	2,295,000	2,530,238

20	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount		Value

Media Continued
Sinclair Television Group, Inc.: 6.125% Sr. Nts., 10/1/22[3]	$2,980,000		$3,177,425
8.375% Sr. Unsec. Nts., 10/15/18	235,000		263,788
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 7.50% Sr. Sec. Nts., 3/15/19	830,000		917,150
Univision Communications, Inc., 7.875% Sr. Sec. Nts., 11/1/20[3]	2,215,000		2,408,813
UPCB Finance V Ltd., 7.25% Sr. Sec. Nts., 11/15/21[3]	1,575,000		1,740,375
UPCB Finance VI Ltd., 6.875% Sr. Sec. Nts., 1/15/22[3]	2,525,000		2,745,938
			43,091,583
Specialty Retail—0.3%
Burlington Coat Factory Warehouse Corp., 10% Sr. Unsec. Nts., 2/15/19	640,000		694,400
J. Crew Group, Inc., 8.125% Sr. Unsec. Nts., 3/1/19	1,255,000		1,333,438
Limited Brands, Inc., 5.625% Sr. Nts., 2/15/22	2,535,000		2,769,488
Michaels Stores, Inc., 7.75% Sr. Unsec. Nts., 11/1/18	200,000		220,500
Petco Holdings, Inc., 8.50% Sr. Nts., 10/15/17[3,7]	1,165,000		1,202,863
Sally Holdings LLC/Sally Capital, Inc., 6.875% Sr. Unsec. Nts., 11/15/19	1,880,000		2,086,800
			8,307,489
Textiles, Apparel & Luxury Goods—0.1%
Levi Strauss & Co., 7.625% Sr. Unsec. Unsub. Nts., 5/15/20	1,205,000		1,319,475
Quiksilver, Inc., 6.875% Sr. Unsec. Nts., 4/15/15	935,000		923,313
			2,242,788
Consumer Staples—0.8%
Beverages—0.0%
AmBev International Finance Co. Ltd., 9.50% Sr. Unsec. Unsub. Nts., 7/24/17[4]	2,080,000	BRR	1,149,206
Food & Staples Retailing—0.0%
Rite Aid Corp., 7.50% Sr. Sec. Nts., 3/1/17	720,000		743,400
Food Products—0.5%
American Seafoods Group LLC, 10.75% Sr. Sub. Nts., 5/15/16[3]	2,770,000		2,853,100
ASG Consolidated LLC, 13.80% Sr. Nts., 5/15/17[3,7]	2,418,372		2,224,902
Bumble Bee Acquisition Corp., 9% Sr. Sec. Nts., 12/15/17[3]	2,077,000		2,243,160

	Principal Amount	Value

Food Products Continued
MHP SA, 10.25% Sr. Unsec. Nts., 4/29/15[3]	$3,255,000	$3,458,438
Southern States Cooperative, Inc., 11.25% Sr. Nts., 5/15/15[3]	3,155,000	3,289,088
		14,068,688
Household Products—0.2%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA: 5.75% Sr. Sec. Nts., 10/15/20[3]	1,295,000	1,340,325
9% Sr. Unsec. Unsub. Nts., 4/15/19	1,285,000	1,342,825
Spectrum Brands Holdings, Inc., 9.50% Sr. Sec. Nts., 6/15/18	1,120,000	1,276,800
		3,959,950
Tobacco—0.1%
Alliance One International, Inc., 10% Sr. Unsec. Nts., 7/15/16	1,240,000	1,311,300
Energy—5.6%
Energy Equipment & Services—0.5%
Forbes Energy Services Ltd., 9% Sr. Unsec. Nts., 6/15/19	1,020,000	912,900
Hercules Offshore, Inc., 7.125% Sr. Sec. Nts., 4/1/17[3]	1,285,000	1,352,463
Hornbeck Offshore Services, Inc., 5.875% Sr. Unsec. Nts., 4/1/20	2,575,000	2,703,750
Offshore Group Investment Ltd.: 7.50% Sr. Sec. Nts., 11/1/19[3]	2,990,000	3,034,850
11.50% Sr. Sec. Nts., 8/1/15	1,271,000	1,388,568
Precision Drilling Corp., 6.625% Sr. Unsec. Nts., 11/15/20	2,375,000	2,565,000
QGOG Constellation SA, 6.25% Sr. Unsec. Nts., 11/9/19[3]	1,325,000	1,384,625
SESI LLC, 6.375% Sr. Unsec. Nts., 5/1/19	905,000	972,875
		14,315,031
Oil, Gas & Consumable Fuels—5.1%
Access Midstream Partners LP/ACMP Finance Corp., 4.875% Sr. Unsec. Unsub. Nts., 5/15/23	1,650,000	1,676,813
Alliance Oil Co. Ltd., 9.875% Sr. Unsec. Nts., 3/11/15[3]	2,115,000	2,327,240
Alpha Natural Resources, Inc., 6% Sr. Unsec. Unsub. Nts., 6/1/19	2,020,000	1,868,500
Antero Resources Finance Corp.: 6% Sr. Unsec. Nts., 12/1/20[3]	1,025,000	1,042,938
9.375% Sr. Unsec. Nts., 12/1/17	217,500	239,794
Arch Coal, Inc., 7.25% Sr. Unsec. Unsub. Nts., 6/15/21	1,435,000	1,330,963

21	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value

Oil, Gas & Consumable Fuels Continued
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp.: 6.625% Sr. Nts., 10/1/20[3]	$930,000	$967,200
8.75% Sr. Unsec. Sub. Nts., 6/15/18	1,250,000	1,337,500
Bill Barrett Corp., 7.625% Sr. Unsec. Unsub. Nts., 10/1/19	1,015,000	1,075,900
BreitBurn Energy Partners LP/BreitBurn Finance Corp., 8.625% Sr. Unsec. Nts., 10/15/20	3,470,000	3,799,650
Chaparral Energy, Inc., 9.875% Sr. Unsec. Nts., 10/1/20	2,270,000	2,593,475
Chesapeake Midstream Partners LP/CHKM Finance Corp., 6.125% Sr. Unsec. Unsub. Nts., 7/15/22	2,420,000	2,619,650
Cimarex Energy Co., 5.875% Sr. Unsec. Unsub. Nts., 5/1/22	2,375,000	2,612,500
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., 8.50% Sr. Unsec. Unsub. Nts., 12/15/19	485,000	534,713
Continental Resources, Inc., 5% Sr. Unsec. Nts., 9/15/22	1,555,000	1,683,288
Empresa Nacional del Petroleo, 4.75% Sr. Unsec. Unsub. Nts., 12/6/21[3]	150,000	161,329
EP Energy LLC/Everest Acquisition Finance, Inc., 7.75% Sr. Unsec. Nts., 9/1/22	1,010,000	1,075,650
Gaz Capital SA: 7.288% Sr. Sec. Nts., 8/16/37[3]	4,930,000	6,444,989
8.146% Sr. Sec. Nts., 4/11/18[3]	4,755,000	5,889,068
8.625% Sr. Sec. Nts., 4/28/34[3]	3,025,000	4,368,614
9.25% Sr. Unsec. Unsub. Nts., 4/23/19[3]	6,550,000	8,703,313
Gazprom OAO Via Gaz Capital SA, 4.95% Sr. Unsec. Nts., 7/19/22[3]	2,655,000	2,862,090
Halcon Resources Corp., 8.875% Sr. Unsec. Nts., 5/15/21[3]	825,000	878,625
Hiland Partners LP/Hiland Partners Finance Corp., 7.25% Sr. Nts., 10/1/20[3]	365,000	392,375
Inergy Midstream LP/Finance Corp., 6% Sr. Unsec. Nts., 12/15/20[3]	820,000	848,700
KazMunayGaz National Co., 6.375% Sr. Unsec. Bonds, 4/9/21[3]	1,645,000	2,021,294
KMG Finance Sub BV, 9.125% Sr. Unsec. Unsub. Nts., 7/2/18[3]	2,965,000	3,932,331
Linn Energy LLC/Linn Energy Finance Corp., 8.625% Sr. Unsec. Nts., 4/15/20	4,355,000	4,768,725
Lukoil International Finance BV: 6.125% Sr. Unsec. Nts., 11/9/20[3]	4,720,000	5,481,100
7.25% Sr. Unsec. Unsub. Nts., 11/5/19[3]	1,100,000	1,350,250

	Principal Amount	Value

Oil, Gas & Consumable Fuels Continued
MEG Energy Corp., 6.50% Sr. Unsec. Nts., 3/15/21[3]	$3,990,000	$4,219,425
Murray Energy Corp., 10.25% Sr. Sec. Nts., 10/15/15[3]	1,890,000	1,842,750
Navios Maritime Acquisition Corp., 8.625% Sr. Sec. Nts., 11/1/17	890,000	838,825
Novatek OAO via Novatek Finance Ltd., 4.422% Sr. Unsec. Nts., 12/13/22[3]	2,335,000	2,351,597
Oasis Petroleum, Inc., 6.875% Sr. Unsec. Nts., 1/15/23	670,000	721,925
Odebrecht Drilling Norbe VIII/IX Ltd., 6.35% Sr. Sec. Nts., 6/30/21[3]	797,050	898,674
Pemex Project Funding Master Trust, 6.625% Unsec. Unsub. Bonds, 6/15/35	3,825,000	4,876,875
Pertamina Persero PT: 5.25% Nts., 5/23/21[3]	1,395,000	1,569,375
6% Sr. Unsec. Nts., 5/3/42[3]	1,335,000	1,510,219
6.50% Sr. Unsec. Nts., 5/27/41[3]	1,035,000	1,236,825
Petroleos de Venezuela SA: 5.125% Sr. Unsec. Nts., 10/28/16	790,000	695,200
8.50% Sr. Nts., 11/2/17[3]	3,685,000	3,648,150
12.75% Sr. Unsec. Nts., 2/17/22[3]	2,165,000	2,438,873
Petroleos Mexicanos: 1.95% Sr. Unsec. Nts., 12/20/22	185,000	188,808
2% Sr. Unsec. Nts., 12/20/22	915,000	936,119
5.50% Sr. Unsec. Unsub. Nts., 1/21/21	1,740,000	2,041,890
5.50% Sr. Unsec. Unsub. Nts., 6/27/44	3,825,000	4,217,063
6% Sr. Unsec. Unsub. Nts., 3/5/20	2,115,000	2,538,000
Petroleum Co. of Trinidad & Tobago Ltd., 9.75% Sr. Unsec. Nts., 8/14/19[3]	2,500,000	3,347,500
Quicksilver Resources, Inc.: 8.25% Sr. Unsec. Nts., 8/1/15	1,265,000	1,176,450
11.75% Sr. Nts., 1/1/16	1,065,000	1,057,013
Range Resources Corp., 8% Sr. Unsec. Sub. Nts., 5/15/19	875,000	973,438
Rosneft Oil Co. via Rosneft International Finance Ltd., 4.199% Sr. Unsec. Nts., 3/6/22[3]	1,865,000	1,902,300
Samson Investment Co., 9.75% Sr. Unsec. Nts., 2/15/20[3]	1,935,000	2,055,938
SandRidge Energy, Inc.: 7.50% Sr. Unsec. Unsub. Nts., 2/15/23	1,625,000	1,746,875
8.75% Sr. Unsec. Nts., 1/15/20	1,130,000	1,243,000
Schahin II Finance Co. SPV Ltd., 5.875% Sr. Sec. Unsub. Nts., 9/25/22[3]	2,990,000	3,199,300
SM Energy Co., 6.50% Sr. Unsec. Unsub. Nts., 1/1/23	1,285,000	1,381,375
Tengizchevroil LLP, 6.124% Nts., 11/15/14[3]	529,200	550,754

22	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount		Value

Oil, Gas & Consumable Fuels Continued
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.875% Sr. Nts., 10/1/20[3]	$735,000		$766,238
			131,059,351
Financials—5.3%
Capital Markets—0.8%
Banco BTG Pactual SA (Cayman), 5.75% Unsec. Sub. Nts., 9/28/22[3]	1,810,000		1,859,775
Berry Plastics Corp., 9.75% Sec. Nts., 1/15/21	1,580,000		1,828,850
Deutsche Bank Capital Funding Trust IV, 5.33% Unsec. Sub. Nts., 9/19/49[4]	330,000	EUR	350,682
Nationstar Mortgage LLC/Nationstar Capital Corp.: 7.875% Sr. Unsec. Nts., 10/1/20[3]	735,000		779,100
10.875% Sr. Unsec. Nts., 4/1/15	3,820,000		4,106,500
Nuveen Investments, Inc., 9.50% Sr. Unsec. Nts., 10/15/20[3]	1,290,000		1,290,000
Pinafore LLC/Pinafore, Inc., 9% Sec. Nts., 10/1/18	2,872,000		3,231,000
Springleaf Finance Corp., 6.90% Nts., Series J, 12/15/17	1,670,000		1,503,000
UBS AG (Jersey Branch): 4.28% Unsec. Sub. Nts., 4/29/49	185,000	EUR	234,414
7.152% Unsec. Sub. Nts., 12/29/49	125,000	EUR	180,239
UBS Capital Securities Jersey Ltd., 8.836% Sub. Nts., 4/29/49	260,000	EUR	348,337
Verso Paper Holdings LLC/Verso Paper, Inc.: 8.75% Sr. Sec. Nts., 2/1/19	2,530,000		986,700
11.75% Sr. Sec. Nts., 1/15/19	4,354,000		3,113,110
			19,811,707
Commercial Banks—3.1%
Alfa Bank/Alfa Bond Issuance plc, 7.875% Nts., 9/25/17[3]	2,235,000		2,503,200
Banco Bilbao Vizcaya Argentaria SA, 4% Sec. Nts., 2/25/25	180,000	EUR	229,556
Banco BMG SA: 8.875% Unsec. Sub. Nts., 8/5/20[3]	445,000		344,875
9.15% Nts., 1/15/16[3]	1,304,000		1,284,440
9.95% Unsec. Unsub. Nts., 11/5/19[3]	1,360,000		1,135,600
Banco do Brasil SA (Cayman): 3.875% Sr. Unsec. Nts., 10/10/22	1,890,000		1,908,900
9.25% Perpetual Jr. Sub. Bonds[3,16]	6,630,000		8,237,775
Banco do Estado do Rio Grande do Sul SA, 7.375% Sub Nts., 2/2/22[3]	3,915,000		4,306,500
Banco Santander Mexico SA, 4.125% Sr. Unsec. Nts., 11/9/22[3]	1,665,000		1,698,300
Bancolombia SA, 5.125% Unsec. Sub. Nts., 9/11/22	1,930,000		2,016,850

	Principal Amount		Value

Commercial Banks Continued
Bank of Scotland plc: 4.875% Sr. Sec. Nts., 12/20/24	220,000	GBP	$427,189
4.875% Sr. Sec. Unsub. Nts., 11/8/16	140,000	GBP	258,236
Barclays Bank plc: 4.75% Sub. Nts., 3/15/49	370,000	EUR	375,309
6% Sr. Unsec. Sub. Nts., 1/14/21	100,000	EUR	149,720
BBVA Banco Continental SA, 5% Sr. Unsec. Nts., 8/26/22[3]	1,445,000		1,546,150
BBVA US Senior SAU, 4.664% Sr. Unsec. Nts., 10/9/15	630,000		646,317
BOM Capital plc, 6.699% Sr. Unsec. Nts., 3/11/15[3]	4,905,000		5,211,563
Caixa Economica Federal, 2.375% Sr. Unsec. Nts., 11/6/17[3]	1,975,000		1,965,125
CIT Group, Inc.: 4.25% Sr. Unsec. Nts., 8/15/17	405,000		418,804
5% Sr. Unsec. Nts., 8/15/22	1,625,000		1,739,114
Corp Andina de Fomento, 4.375% Sr. Unsec. Unsub. Nts., 6/15/22	1,470,000		1,597,278
Corp Financiera de Desarrollo SA, 4.75% Sr. Unsec. Nts., 2/8/22[3]	2,295,000		2,530,238
EUROFIMA Bonds, 6.25%, 12/28/18	935,000	AUD	1,072,653
Grupo Aval Ltd., 4.75% Sr. Unsec. Nts., 9/26/22[3]	1,915,000		1,943,725
Halyk Savings Bank of Kazakhstan JSC, 7.25% Unsec. Unsub. Nts., 5/3/17[3]	680,000		747,320
ICICI Bank Ltd., 6.375% Bonds, 4/30/22[3,4]	1,850,000		1,875,438
Lloyds TSB Bank plc: 6% Sr. Sec. Nts., 2/8/29	385,000	GBP	826,567
11.875% Unsec. Sub. Nts., 12/16/21	665,000	EUR	1,105,984
Norddeutsche Landesbank Girozentrale, 0.875% Sec. Nts., 10/16/15[3]	505,000		506,383
Royal Bank of Scotland NV, 6.50% Unsec. Sub. Nts., 5/17/18[4]	255,000	AUD	230,639
Royal Bank of Scotland plc (The): 2.375% Sr. Unsec. Sub. Nts., 11/2/15	80,000	CHF	83,908
13.125% Unsec. Sub. Nts., 3/19/22	320,000	AUD	397,729
Sberbank of Russia Via SB Capital SA: 5.125% Sub. Nts., 10/29/22[3]	3,760,000		3,849,300
5.40% Sr. Unsec. Nts., 3/24/17	1,075,000		1,177,824
6.125% Sr. Nts., 2/7/22[3]	3,750,000		4,293,750
Societe Generale SA, 2.75% Sr. Unsec. Nts., 10/12/17	505,000		514,086
Sparebank 1 Boligkreditt AS, 1.75% Sec. Nts., 11/15/19[3]	660,000		652,410

23	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF INVESTMENTS    Continued

	Principal Amount		Value

Commercial Banks Continued
Stadshypotek AB: 1.875% Sec. Nts., 10/2/19[3]	$630,000		$630,185
6% Sec. Unsub. Bonds, 6/21/17	5,385,000	SEK	975,789
State Bank of India (London), 4.125% Sr. Unsec. Unsub. Nts., 8/1/17[3]	3,430,000		3,534,711
Sumitomo Mitsui Banking Corp., 1.80% Sr. Unsec. Nts., 7/18/17	385,000		392,623
Toronto-Dominion Bank (The), 1.50% Sec. Bonds, 3/13/17[3]	510,000		522,346
Turkiye Halk Bankasi AS, 4.875% Sr. Unsec. Nts., 7/19/17[3]	1,630,000		1,744,100
Turkiye Is Bankasi: 3.875% Sr. Unsec. Nts., 11/7/17[3]	2,335,000		2,389,873
6% Sub. Nts., 10/24/22[3]	1,270,000		1,344,613
VTB Bank OJSC Via VTB Capital SA, 6.95% Sub. Nts., 10/17/22[3]	1,445,000		1,560,600
VTB Capital SA: 6.315% Nts., 2/22/18[3]	1,135,000		1,249,976
6.465% Sr. Sec. Unsub. Nts., 3/4/15[3]	1,100,000		1,183,600
Westpac Banking Corp., 1.25% Sec. Nts., 12/15/17[3]	530,000		529,742
Yapi ve Kredi Bankasi AS: 5.50% Unsec. Sub. Nts., 12/6/22[3]	1,495,000		1,509,950
6.75% Sr. Unsec. Nts., 2/8/17[3]	1,625,000		1,828,125
			79,204,988
Consumer Finance—0.2%
Community Choice Financial, Inc., 10.75% Sr. Sec. Nts., 5/1/19	1,250,000		1,209,375
JSC Astana Finance, 9.16% Nts., 3/14/12[8]	7,200,000		540,000
Milestone Aviation Group LLC, 8.625% Sr. Unsec. Nts., 12/15/17[3]	1,645,000		1,657,338
Speedy Cash, Inc., 10.75% Sr. Sec. Nts., 5/15/18[3]	1,510,000		1,615,700
TMX Finance LLC/TitleMax Finance Corp., 13.25% Sr. Sec. Nts., 7/15/15	1,155,000		1,287,825
			6,310,238
Diversified Financial Services—0.7%
Autopistas del Nordeste Cayman Ltd., 9.39% Nts., 1/15/26[3]	2,472,556		2,598,409
Banco Invex SA, 31.938% Mtg.-Backed Certificates, Series 062U, 3/13/34[8,15]	4,830,734	MXN	241,273
Caisse Centrale Desjardins du Quebec, 1.60% Sec. Bonds, 3/6/17[3]	510,000		523,517
Caixa Economica Federal, 3.50% Sr. Unsec. Nts., 11/7/22[3]	1,460,000		1,485,550
Export Credit Bank of Turkey, 5.875% Sr. Unsec. Nts., 4/24/19[3]	2,715,000		3,099,173

	Principal Amount		Value

Diversified Financial Services Continued
GMAC LLC, 8% Sr. Unsec. Nts., 11/1/31	$2,380,000		$3,025,575
ING Bank NV, 2.625% Sr. Sec. Nts., 12/5/22[3]	1,065,000		1,057,460
Instituto de Credito Oficial: 5% Sr. Unsec. Unsub. Nts., 11/14/16	680,000		690,061
5% Sr. Unsec. Unsub. Nts., 4/10/17	1,335,000		1,351,995
JPMorgan Hipotecaria su Casita: 8.293% Sec. Nts., 8/26/35[5,15]	5,808,600	MXN	44,936
29.71% Mtg.-Backed Certificates, Series 06U, 9/25/35[4,15]	1,491,837	MXN	219,554
Magyar Export-Import Bank RT, 5.50% Sr. Unsec. Nts., 2/12/18[3]	1,315,000		1,331,438
PHH Corp., 9.25% Sr. Unsec. Unsub. Nts., 3/1/16	2,615,000		3,066,088
Rabobank Capital Funding Trust IV, 5.556% Unsec. Sub. Nts., 10/29/49[3]	205,000	GBP	335,389
			19,070,418
Insurance—0.0%
Swiss Reinsurance Co. via ELM BV, 4.455% Sr. Sec. Sub. Nts., 5/25/49[4]	125,000	AUD	113,505
Real Estate Investment Trusts (REITs)—0.2%
FelCor Escrow Holdings LLC, 6.75% Sr. Sec. Nts., 6/1/19	1,585,000		1,691,988
Felcor Lodging LP, 5.625% Sr. Sec. Nts., 3/1/23[3]	1,025,000		1,022,438
OMEGA Healthcare Investors, Inc., 6.75% Sr. Unsec. Nts., 10/15/22	3,165,000		3,457,763
			6,172,189
Real Estate Management & Development—0.3%
BR Malls International Finance Ltd., 8.50% Sr. Unsec. Unsub. Nts., 1/29/49[3]	850,000		939,250
Realogy Corp.: 7.625% Sr. Sec. Nts., 1/15/20[3]	2,535,000		2,883,563
9% Sr. Sec. Nts., 1/15/20[3]	1,295,000		1,495,725
Wallace Theater Holdings, Inc., 12.50% Sr. Sec. Nts., 6/15/13[3,4]	1,525,000		1,517,375
			6,835,913
Thrifts & Mortgage Finance—0.0%
Credit Mutuel/CIC Home Loan SFH, 1.50% Sec. Nts., 11/16/17[3]	395,000		391,846
Health Care—1.1%
Biotechnology—0.1%
Grifols SA, 8.25% Sr. Sec. Nts., 2/1/18	995,000		1,100,719
Universal Hospital Services, Inc., 7.625% Sr. Sec. Nts., 8/15/20[3]	590,000		623,188
			1,723,907

24	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount	Value

Health Care Equipment & Supplies—0.2%
Accellent, Inc., 10% Sr. Unsec. Sub. Nts., 11/1/17	$1,470,000	$1,216,425
Alere, Inc.: 7.25% Sr. Unsec. Nts., 7/1/18[3]	510,000	513,825
8.625% Sr. Unsec. Sub. Nts., 10/1/18	541,147	546,558
Biomet, Inc., 6.50% Sr. Unsec. Nts., 8/1/20[3]	1,445,000	1,540,731
Chiron Merger Sub, Inc., 10.50% Sec. Nts., 11/1/18[3]	910,000	958,913
Hologic, Inc., 6.25% Sr. Unsec. Nts., 8/1/20[3]	185,000	200,263
		4,976,715
Health Care Providers & Services—0.6%
Catalent Pharma Solutions, Inc., 9.50% Sr. Unsec. Nts., 4/15/15	551	565
CHS/Community Health Systems, Inc., 7.125% Sr. Unsec. Unsub. Nts., 7/15/20	990,000	1,058,063
Fresenius Medical Care US Finance II, Inc.: 5.625% Sr. Unsec. Nts., 7/31/19[3]	805,000	868,394
5.875% Sr. Unsec. Nts., 1/31/22[3]	405,000	441,450
Gentiva Health Services, Inc., 11.50% Sr. Unsec. Unsub. Nts., 9/1/18	1,510,000	1,434,500
HCA, Inc., 7.50% Sr. Unsec. Unsub. Nts., 2/15/22	1,095,000	1,259,250
HealthSouth Corp., 8.125% Sr. Unsec. Unsub. Nts., 2/15/20	514,000	568,613
Kindred Healthcare, Inc., 8.25% Sr. Unsec. Nts., 6/1/19	2,765,000	2,702,788
Multiplan, Inc., 9.875% Sr. Nts., 9/1/18[3]	1,390,000	1,556,800
PSS World Medical, Inc., 6.375% Sr. Unsec. Unsub. Nts., 3/1/22	585,000	693,225
Radiation Therapy Services, Inc.: 8.875% Sr. Sec. Nts., 1/15/17	1,375,000	1,354,375
9.875% Sr. Unsec. Sub. Nts., 4/15/17	125,000	88,750
US Oncology, Inc., Escrow Shares (related to 9.125% Sr. Sec. Nts., 8/15/17)[8]	2,165,000	46,006
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc., 8% Sr. Nts., 2/1/18	1,970,000	2,048,800
		14,121,579
Health Care Technology—0.0%
MedAssets, Inc., 8% Sr. Unsec. Nts., 11/15/18	380,000	414,200
Life Sciences Tools & Services—0.0%
Jaguar Holding Co./Jaguar Merger Sub, Inc., 9.50% Sr. Unsec. Nts., 12/1/19[3]	990,000	1,128,600

	Principal Amount	Value

Pharmaceuticals—0.2%
Mylan, Inc., 6% Sr. Nts., 11/15/18[3]	$810,000	$894,871
Valeant Pharmaceuticals International, Inc., 6.875% Sr. Unsec. Nts., 12/1/18[3]	955,000	1,033,788
Warner Chilcott Co. LLC/Warner Chilcott Finance LLC, 7.75% Sr. Unsec. Nts., 9/15/18	2,465,000	2,637,550
		4,566,209
Industrials—3.5%
Aerospace & Defense—0.7%
BE Aerospace, Inc., 6.875% Sr. Nts., 10/1/20	1,080,000	1,206,900
DynCorp International, Inc., 10.375% Sr. Unsec. Nts., 7/1/17	5,090,000	4,682,800
Embraer SA, 5.15% Sr. Unsec. Unsub. Nts., 6/15/22	1,655,000	1,816,363
Huntington Ingalls Industries, Inc., 7.125% Sr. Unsec. Unsub. Nts., 3/15/21	2,215,000	2,419,888
Kratos Defense & Security Solutions, Inc., 10% Sr. Sec. Nts., 6/1/17	1,307,000	1,440,968
Schaeffler Finance BV, 8.50% Sr. Sec. Nts., 2/15/19[3]	1,400,000	1,589,000
TransDigm, Inc., 7.75% Sr. Unsec. Sub. Nts., 12/15/18	3,140,000	3,489,325
Triumph Group, Inc., 8.625% Sr. Unsec. Nts., 7/15/18	650,000	724,750
		17,369,994
Air Freight & Logistics—0.2%
Air Medical Group Holdings, Inc., 9.25% Sr. Sec. Nts., 11/1/18	1,485,000	1,648,350
SPL Logistics Escrow LLC/SPL Logistics Finance Corp., 8.875% Sr. Sec. Nts., 8/1/20[3]	2,560,000	2,726,400
		4,374,750
Airlines—0.0%
American Airlines 2011-2 Class A Pass-Through Trust, 8.625% Sec. Certificates, 4/15/23	921,329	955,879
Building Products—0.2%
Nortek, Inc., 8.50% Sr. Unsec. Nts., 4/15/21[3]	2,315,000	2,575,438
Ply Gem Industries, Inc., 9.375% Sr. Nts., 4/15/17[3]	1,895,000	2,022,913
		4,598,351
Commercial Services & Supplies—0.3%
Cenveo Corp., 8.875% Sec. Nts., 2/1/18	975,000	931,125

25	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF INVESTMENTS    Continued

	Principal Amount		Value

Commercial Services & Supplies Continued
First Data Corp., 6.75% Sr. Sec. Nts., 11/1/20[3]	$1,630,000		$1,654,450
R.R. Donnelley & Sons Co., 7.25% Sr. Nts., 5/15/18	3,130,000		3,036,100
STHI Holding Corp., 8% Sec. Nts., 3/15/18[3]	995,000		1,082,063
West Corp., 8.625% Sr. Unsec. Nts., 10/1/18	2,285,000		2,404,963
			9,108,701
Construction & Engineering—0.3%
IIRSA Norte Finance Ltd., 8.75% Sr. Nts., 5/30/24[5]	3,511,757		4,332,806
OAS Investments GmbH, 8.25% Sr. Nts., 10/19/19[3]	1,020,000		1,083,750
Odebrecht Finance Ltd., 7.125% Sr. Nts., 6/26/42[3]	2,100,000		2,446,500
			7,863,056
Electrical Equipment—0.1%
General Cable Corp., 5.75% Sr. Unsec. Unsub. Nts., 10/1/22[3]	975,000		1,014,000
Thermon Industries, Inc., 9.50% Sr. Sec. Nts., 5/1/17	1,397,000		1,557,655
			2,571,655
Industrial Conglomerates—0.0%
GE Capital Australia Funding Pty Ltd., 7% Bonds, 10/8/15	625,000	AUD	702,360
Machinery—0.7%
Actuant Corp., 5.625% Sr. Unsec. Unsub. Nts., 6/15/22	1,560,000		1,622,400
Cleaver-Brooks, Inc., 8.75% Sr. Sec. Nts., 12/15/19[3]	1,440,000		1,490,400
CNH Capital LLC, 6.25% Sr. Unsec. Nts., 11/1/16	670,000		742,025
HD Supply, Inc., 13.50% Sr. Unsec. Sub. Nts., 9/1/15[7]	1,215,000		1,251,450
Manitowoc Co., Inc. (The), 8.50% Sr. Unsec. Nts., 11/1/20	3,410,000		3,844,775
Navistar International Corp., 3% Cv. Sr. Sub. Nts., 10/15/14	1,390,000		1,276,194
Terex Corp., 6% Sr. Unsec. Nts., 5/15/21	3,100,000		3,278,250
Thermadyne Holdings Corp., 9% Sr. Sec. Nts., 12/15/17	2,435,000		2,605,450
Xerium Technologies, Inc., 8.875% Sr. Unsec. Nts., 6/15/18	1,580,000		1,429,900
			17,540,844

	Principal Amount	Value

Marine—0.2%
Drill Rigs Holdings, Inc., 6.50% Sr. Sec. Nts., 10/1/17[3]	$255,000	$255,000
Marquette Transportation Co./Marquette Transportation Finance Corp., 10.875% Sec. Nts., 1/15/17	3,570,000	3,730,650
Navios Maritime Holdings, Inc./Navios Maritime Finance U.S., Inc., 8.875% Sr. Sec. Nts., 11/1/17	725,000	726,813
		4,712,463
Professional Services—0.1%
Altegrity, Inc., 10.50% Sr. Unsec. Sub. Nts., 11/1/15[5]	1,275,000	1,122,000
FTI Consulting, Inc., 6% Sr. Unsec. Unsub. Nts., 11/15/22[3]	2,565,000	2,667,600
		3,789,600
Road & Rail—0.4%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 8.25% Sr. Unsec. Unsub. Nts., 1/15/19	1,150,000	1,276,500
Hertz Corp. (The), 7.50% Sr. Unsec. Nts., 10/15/18	3,080,000	3,418,800
Kazakhstan Temir Zholy Finance BV, 6.375% Sr. Unsec. Nts., 10/6/20[3]	810,000	984,150
Kenan Advantage Group, Inc. (The), 8.375% Sr. Unsec. Nts., 12/15/18[3]	1,025,000	1,050,625
Western Express, Inc., 12.50% Sr. Sec. Nts., 4/15/15[3]	4,775,000	2,960,500
		9,690,575
Trading Companies & Distributors—0.3%
Aircastle Ltd., 6.25% Sr. Unsec. Nts., 12/1/19[3]	820,000	858,950
International Lease Finance Corp.:
8.625% Sr. Unsec. Unsub. Nts., 9/15/15	410,000	462,275
8.75% Sr. Unsec. Unsub. Nts., 3/15/17	2,097,000	2,432,520
UR Financing Escrow Corp.:
7.375% Sr. Unsec. Nts., 5/15/20[3]	3,115,000	3,434,288
7.625% Sr. Unsec. Nts., 4/15/22[3]	775,000	869,938
		8,057,971
Information Technology—1.1%
Communications Equipment—0.2%
Avaya, Inc., 7% Sr. Sec. Nts., 4/1/19[3]	1,400,000	1,316,000
ViaSat, Inc., 6.875% Sr. Unsec. Unsub. Nts., 6/15/20	1,166,000	1,224,300
Zayo Group LLC/Zayo Capital, Inc.:
8.125% Sr. Sec. Nts., 1/1/20	590,000	659,325
10.125% Sr. Sec. Nts., 7/1/20	390,000	445,575
		3,645,200

26	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount	Value

Computers & Peripherals—0.1%
Seagate HDD (Cayman), 7% Sr. Unsec. Nts., 11/1/21	$2,135,000	$2,300,463
Electronic Equipment, Instruments & Components—0.0%
Anixter, Inc., 5.625% Sr. Unsec. Nts., 5/1/19	980,000	1,036,350
Internet Software & Services—0.2%
IAC/InterActiveCorp, 4.75% Sr. Unsec. Nts., 12/15/22[3]	725,000	725,000
ITC DeltaCom, Inc., 10.50% Sr. Sec. Nts., 4/1/16	4,216,000	4,532,200
		5,257,200
IT Services—0.3%
Ceridian Corp., 11.25% Sr. Unsec. Nts., 11/15/15	1,260,000	1,266,300
First Data Corp.:
9.875% Sr. Unsec. Nts., 9/24/15	1,220,000	1,250,500
12.625% Sr. Unsec. Nts., 1/15/21	2,145,000	2,268,338
iPayment, Inc., 10.25% Sr. Unsec. Nts., 5/15/18	4,190,000	3,383,425
		8,168,563
Semiconductors & Semiconductor Equipment—0.2%
Advanced Micro Devices, Inc., 7.50% Sr. Unsec. Nts., 8/15/22[3]	930,000	769,575
Freescale Semiconductor, Inc.:
9.25% Sr. Sec. Nts., 4/15/18[3]	1,935,000	2,123,663
10.75% Sr. Unsec. Nts., 8/1/20	1,463,000	1,576,383
		4,469,621
Software—0.1%
Infor US, Inc., 9.375% Sr. Unsec. Nts., 4/1/19	485,000	546,838
SunGard Data Systems, Inc.:
7.375% Sr. Unsec. Nts., 11/15/18	720,000	774,900
7.625% Sr. Unsec. Nts., 11/15/20	765,000	839,588
		2,161,326
Materials—2.1%
Chemicals—0.4%
ADS Waste Holdings, Inc., 8.25% Sr. Nts., 10/1/20[3]	465,000	490,575
Alphabet Holding Co., Inc., 7.75% Sr. Unsec. Nts., 11/1/17[3,7]	1,160,000	1,197,700
Braskem Finance Ltd., 5.375% Sr. Unsec. Nts., 5/2/22[3]	1,560,000	1,618,500
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC, 8.875% Sr. Sec. Nts., 2/1/18	1,260,000	1,300,950
Ineos Finance plc, 8.375% Sr. Sec. Bonds, 2/15/19[3]	1,920,000	2,076,000
LyondellBasell Industries NV, 6% Sr. Unsec. Nts., 11/15/21	670,000	788,925

	Principal Amount		Value

Chemicals Continued
Mexichem SAB de CV:
4.875% Sr. Unsec. Nts., 9/19/22[3]	$905,000		$977,400
6.75% Sr. Unsec. Nts., 9/19/42[3]	760,000		855,000
MPM Escrow LLC/MPM Finance Escrow Corp., 8.875% Sr. Sec. Nts., 10/15/20[3]	930,000		942,788
PQ Corp., 8.75% Sr. Sec. Nts., 5/1/18[3]	1,050,000		1,107,750
Scotts Miracle-Gro Co. (The), 6.625% Sr. Unsec. Unsub. Nts., 12/15/20	320,000		352,800
			11,708,388
Construction Materials—0.4%
Building Materials Corp. of America, 6.75% Sr. Nts., 5/1/21[3]	1,975,000		2,187,313
CEMEX Espana Luxembourg, 9.875% Sr. Sec. Nts., 4/30/19[3]	2,080,000		2,329,600
CEMEX Finance LLC, 9.375% Sr. Sec. Nts., 10/12/22[3]	1,805,000		2,039,650
CEMEX SAB de CV, 9% Sr. Sec. Nts., 1/11/18[3]	1,360,000		1,479,000
Ply Gem Industries, Inc., 8.25% Sr. Sec. Nts., 2/15/18	1,685,000		1,828,225
			9,863,788
Containers & Packaging—0.1%
Consolidated Container Co. LLC/Consolidated Container Capital, Inc., 10.125% Sr. Unsec. Nts., 7/15/20[3]	590,000		634,250
Polymer Group, Inc., 7.75% Sr. Sec. Nts., 2/1/19	2,725,000		2,936,188
Sealed Air Corp., 6.50% Sr. Unsec. Nts., 12/1/20[3]	410,000		444,850
			4,015,288
Metals & Mining—0.9%
Aleris International, Inc.: 7.625% Sr. Unsec. Nts., 2/15/18	2,655,000		2,714,738
7.875% Sr. Unsec. Nts., 11/1/20[3]	1,160,000		1,164,350
Alrosa Co. Ltd., 8.25% Sr. Unsec. Nts., 6/23/15[4]	19,220,000	RUR	631,922
Alrosa Finance SA, 7.75% Nts., 11/3/20[3]	3,240,000		3,774,600
Consolidated Minerals Ltd., 8.875% Sr. Sec. Nts., 5/1/16[3]	1,245,000		1,076,925
CSN Islands XI Corp., 6.875% Sr. Unsec. Nts., 9/21/19[3]	1,445,000		1,625,625
CSN Resources SA, 6.50% Sr. Unsec. Unsub. Nts., 7/21/20[3]	1,585,000		1,727,650

27	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF INVESTMENTS    Continued

	Principal Amount		Value

Metals & Mining Continued
Ferrexpo Finance plc, 7.875% Sr. Unsec. Bonds, 4/7/16[3]	$1,435,000		$1,399,125
JMC Steel Group, Inc., 8.25% Sr. Unsec. Nts., 3/15/18[3]	205,000		215,250
Mexico Generadora de Energia S de RL, 5.50% Sr. Sec. Nts., 12/6/32[3]	1,120,000		1,184,400
Novelis, Inc., 8.75% Sr. Unsec. Nts., 12/15/20	600,000		672,000
Novolipetsk Steel OJSC, 4.95% Nts., 9/26/19[3]	2,005,000		2,038,253
Samarco Mineracao SA, 4.125% Sr. Unsec. Nts., 11/1/22[3]	1,865,000		1,902,300
Severstal OAO Via Steel Capital SA, 5.90% Sr. Unsec. Nts., 10/17/22[3]	2,230,000		2,260,663
			22,387,801
Paper & Forest Products—0.3%
Appleton Papers, Inc., 10.50% Sr. Sec. Nts., 6/15/15[3]	170,000		181,050
Catalyst Paper Corp.: 11.79% Sr. Sec. Nts., 12/15/16[7]	3,308,571		2,531,057
13% Sec. Nts., 12/15/16[4,5]	842,338		817,068
NewPage Corp., 11.375% Sr. Sec. Nts., 12/31/14[8]	3,653,581		1,524,269
Norske Skogindustrier ASA, 6.125% Unsec. Bonds, 10/15/15[3]	1,875,000		1,584,375
			6,637,819
Telecommunication Services—2.7%
Diversified Telecommunication Services—1.3%
Brasil Telecom SA, 9.75% Sr. Unsec. Nts., 9/15/16[3]	2,990,000	BRR	1,540,635
Cequel Communications Escrow 1 LLC/Cequel Escrow Capital Corp., 6.375% Sr. Nts., 9/15/20[3]	4,245,000		4,441,331
Cincinnati Bell, Inc.: 8.25% Sr. Nts., 10/15/17	1,750,000		1,894,375
8.75% Sr. Unsec. Sub. Nts., 3/15/18	1,330,000		1,379,875
Colombia Telecomunicaciones SA ESP, 5.375% Sr. Unsec. Nts., 9/27/22[3]	1,295,000		1,319,281
Frontier Communications Corp.: 8.25% Sr. Unsec. Nts., 4/15/17	1,220,000		1,415,200
8.50% Sr. Unsec. Nts., 4/15/20	815,000		941,325
Intelsat Bermuda Ltd.: 11.25% Sr. Unsec. Nts., 2/4/17	2,435,000		2,584,144
11.50% Sr. Unsec. Nts., 2/4/17[7]	1,425,124		1,519,538
Intelsat Jackson Holdings SA, 7.25% Sr. Unsec. Nts., 10/15/20	755,000		823,894
Level 3 Communications, Inc., 8.875% Sr. Unsec. Nts., 6/1/19[3]	2,125,000		2,271,094

	Principal Amount		Value

Diversified Telecommunication Services Continued
Level 3 Financing, Inc., 9.375% Sr. Unsec. Unsub. Nts., 4/1/19	$765,000		$858,713
Telefonica Chile SA, 3.875% Sr. Unsec. Nts., 10/12/22[3]	1,620,000		1,623,455
Telemar Norte Leste SA, 5.50% Sr. Unsec. Nts., 10/23/20[3]	6,640,000		6,938,800
Wind Acquisition Finance SA, 7.25% Sr. Sec. Nts., 2/15/18[3]	2,535,000		2,579,363
Windstream Corp., 7.50% Sr. Unsec. Unsub. Nts., 6/1/22[3]	1,215,000		1,293,975
			33,424,998
Wireless Telecommunication Services—1.4%
America Movil SAB de CV: 6.45% Sr. Unsec. Nts., 12/5/22	30,350,000	MXN	2,421,776
8.46% Sr. Unsec. Unsub. Bonds, 12/18/36	14,700,000	MXN	1,257,769
Cricket Communications, Inc., 7.75% Sr. Unsec. Nts., 10/15/20	1,960,000		2,009,000
Crown Castle International Corp., 5.25% Sr. Unsec. Nts., 1/15/23[3]	1,165,000		1,250,919
Digicel Group Ltd., 8.25% Sr. Unsec. Nts., 9/30/20[3]	1,355,000		1,497,275
Leap Wireless International, Inc., 4.50% Cv. Sr. Unsec. Nts., 7/15/14	1,540,000		1,476,475
MetroPCS Wireless, Inc., 6.625% Sr. Unsec. Nts., 11/15/20	2,490,000		2,654,963
MTS International Funding Ltd., 8.625% Sr. Unsec. Nts., 6/22/20[3]	2,485,000		3,146,631
SBA Telecommunications, Inc., 5.75% Sr. Unsec. Unsub. Nts., 7/15/20[3]	785,000		837,006
Sprint Capital Corp., 6.875% Sr. Unsec. Nts., 11/15/28	1,445,000		1,510,025
Sprint Nextel Corp., 9% Sr. Unsec. Nts., 11/15/18[3]	1,400,000		1,732,500
Vimpel Communications: 8.85% Sr. Unsec. Nts., 3/8/22[4]	21,900,000	RUR	719,857
8.85% Sr. Unsec. Nts., 3/8/22[4]	21,900,000	RUR	719,499
Vimpel Communications/VIP Finance Ireland Ltd. OJSC: 7.748% Sec. Nts., 2/2/21[3]	1,695,000		1,961,963
9.125% Sr. Unsec. Nts., 4/30/18[3]	6,045,000		7,352,231
VimpelCom, 7.504% Sr. Unsec. Unsub. Nts., 3/1/22[3]	3,760,000		4,319,300
Wind Acquisition Finance SA, 11.75% Sr. Sec. Nts., 7/15/17[3]	905,000		952,513
			35,819,702

28	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount		Value

Utilities—2.4%
Electric Utilities—1.3%
Dubai Electricity & Water Authority, 7.375% Sr. Unsec. Unsub. Nts., 10/21/20[3]	$2,115,000		$2,612,025
Empresa Distribuidora y Comercializadora Norte SA, 9.75% Nts., 10/25/22[3]	910,000		409,500
Empresas Publicas de Medellin ESP, 7.625% Sr. Unsec. Nts., 7/29/19[3]	1,495,000		1,883,700
Eskom Holdings Ltd.: 7.85% Sr. Unsec. Unsub. Nts., Series ES26, 4/2/26	35,000,000	ZAR	4,141,283
10% Nts., Series ES23, 1/25/23	44,000,000	ZAR	6,234,277
Israel Electric Corp. Ltd.: 6.70% Sr. Unsec. Nts., 2/10/17[3]	1,870,000		2,020,834
7.25% Nts., 1/15/19[3]	8,075,000		8,778,228
Majapahit Holding BV: 7.75% Nts., 10/17/16[3]	1,630,000		1,933,588
8% Sr. Unsec. Nts., 8/7/19[3]	1,245,000		1,581,150
National Power Corp., 5.875% Unsec. Unsub. Bonds, 12/19/16	109,600,000	PHP	2,866,373
Perusahaan Listrik Negara PT, 5.50% Sr. Unsec. Nts., 11/22/21[3]	2,095,000		2,377,825
			34,838,783
Energy Traders—0.7%
AES Corp. (The): 7.375% Sr. Unsec. Unsub. Nts., 7/1/21	525,000		585,375
8% Sr. Unsec. Unsub. Nts., 10/15/17	1,100,000		1,276,000
Calpine Corp.: 7.50% Sr. Sec. Nts., 2/15/21[3]	1,026,000		1,138,860
7.875% Sr. Sec. Nts., 1/15/23[3]	500,000		567,500
Colbun SA, 6% Sr. Unsec. Nts., 1/21/20[3]	3,320,000		3,706,471
Comision Federal de Electricidad, 4.875% Sr. Nts., 5/26/21[3]	1,775,000		2,027,938
Energy Future Holdings Corp., 10% Sr. Sec. Nts., 1/15/20	2,370,000		2,660,325
Energy Future Intermediate Holding Co. LLC/EFIH Fiance, Inc., 11.75% Sec. Nts., 3/1/22[3]	2,605,000		2,904,575
First Wind Capital LLC, 10.25% Sr. Sec. Nts., 6/1/18[3]	345,000		356,213
Foresight Energy LLC, 9.625% Sr. Unsec. Nts., 8/15/17[3]	1,640,000		1,763,000
NRG Energy, Inc., 6.625% Sr. Unsec. Nts., 3/15/23[3]	490,000		526,750
Perusahaan Listrik Negara PT, 5.25% Sr. Unsec. Nts., 10/24/42[3]	1,500,000		1,552,500
			19,065,507

	Principal Amount		Value

Gas Utilities—0.3%
AmeriGas Finance LLC/AmeriGas Finance Corp., 6.75% Sr. Unsec. Nts., 5/20/20	$2,455,000		$2,706,638
Empresa de Energia de Bogota SA ESP, 6.125% Sr. Unsec. Unsub. Nts., 11/10/21[3]	1,460,000		1,646,150
Transportadora de Gas Internacional SA ESP, 5.70% Sr. Unsec. Nts., 3/20/22[3]	2,130,000		2,364,300
			6,717,088
Multi-Utilities—0.1%
Abu Dhabi National Energy Co., 3.625% Sr. Unsec. Unsub. Nts., 1/12/23[3]	1,400,000		1,449,000
Total Corporate Bonds and Notes (Cost $726,097,562)			749,509,579
	Shares
Preferred Stocks—0.2%
Ally Financial, Inc., 7% Cum., Series G, Non-Vtg.	2,624		2,577,342
Greektown Superholdings, Inc., Cv., Series A-1[2]	37,051		2,778,825
Total Preferred Stocks (Cost $6,101,898)			5,356,167
Common Stocks—0.2%
American Media Operations, Inc.[2]	219,796		2,527,654
Arco Capital Corp. Ltd.[2,5]	690,638		1,035,957
Catalyst Paper Corp.[2]	190,921		143,954
Global Aviation Holdings, Inc.[2]	400		—
Greektown Superholdings, Inc., Series A-1[2]	4,324		268,088
Nortek, Inc.[2]	21,483		1,423,249
Premier Holdings Ltd.[2]	18,514		—
Total Common Stocks (Cost $21,368,102)			5,398,902
	Units
Rights, Warrants and Certificates—0.0%
MediaNews Group, Inc. Wts., Strike Price $0.001, Exp. 3/19/17[2] (Cost $6,331,150)	22,685		816

	Principal Amount
Structured Securities—2.8%
Citigroup Funding, Inc., Colombia (Republic of) Credit Linked Nts., 11%, 7/27/20[5]	2,500,000,000	COP	1,909,363

29	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF INVESTMENTS    Continued

	Principal Amount		Value

Structured Securities Continued
Citigroup Global Markets Holdings, Inc.: Colombia (Republic of) Credit Linked Bonds, 11.25%, 10/25/18[5]	3,255,000,000	COP	$2,394,468
Colombia (Republic of) Credit Linked Nts., Series 2, 10%, 7/25/24	10,368,000,000	COP	7,983,260
Colombia (Republic of) Credit Linked Nts., Series 2, 10%, 7/25/24[5]	3,660,000,000	COP	2,818,165
Colombia (Republic of) Total Return Linked Bonds, Series 2, 11%, 7/27/20	2,665,000,000	COP	2,035,381
Credit Suisse First Boston International, Moitk Total Return Linked Nts., 21%, 3/30/11[8]	53,910,000	RUR	—
Credit Suisse First Boston, Inc. (Nassau Branch), Russian Specialized Construction & Installation Administration Total Return Linked Nts., 13%, 5/24/10[8]	97,250,000	RUR	—
Deutsche Bank AG: Coriolanus Ltd. Sec. Credit Linked Bonds, Series 128, 3.006%, 5/6/25[5,12]	1,695,673		1,226,357
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.061%, 5/6/25[5,12]	2,160,549		1,562,568
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.10%, 5/6/25[5,12]	1,865,288		1,349,027
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.134%, 5/6/25[5,12]	1,667,333		1,205,860
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.187%, 5/6/25[5,12]	2,075,964		1,501,393
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.239%, 5/6/25[5,12]	2,369,398		1,713,612
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.266%, 5/6/25[5,12]	1,892,872		1,368,976
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.343%, 5/6/25[5,12]	1,779,219		1,286,780
Coriolanus Ltd. Sec. Credit Linked Nts., 16.457%, 12/31/17[5,15]	12,850,000	BRR	8,108,523
Opic Reforma I Credit Linked Nts., Cl. 2A, 8.34%, 5/22/15[4,5]	697,693	MXN	50,860
Opic Reforma I Credit Linked Nts., Cl. 2B, 8.34%, 5/22/15[4,5]	1,220,632	MXN	88,981
Opic Reforma I Credit Linked Nts., Cl. 2C, 8.34%, 5/22/15[4,5]	18,404,162	MXN	1,341,625
Opic Reforma I Credit Linked Nts., Cl. 2D, 8.34%, 5/22/15[4,5]	1,341,270	MXN	97,776
Opic Reforma I Credit Linked Nts., Cl. 2E, 8.34%, 5/22/15[4,5]	974,458	MXN	71,036

	Principal Amount		Value

Structured Securities Continued
Opic Reforma I Credit Linked Nts., Cl. 2F, 8.34%, 5/22/15[4,5]	622,337	MXN	$45,367
Opic Reforma I Credit Linked Nts., Cl. 2G, 8.34%, 5/22/15[4,5]	114,609	MXN	8,355
Goldman Sachs Capital Markets LP, Colombia (Republic of) Credit Linked Nts., Cl. B, 10%, 7/30/24[5]	16,210,000,000	COP	12,480,874
Goldman Sachs Group, Inc. (The), United Mexican States Credit Linked Nts., 9.05%, 2/8/37[5,12]	315,000,000	MXN	2,441,766
Hallertau SPC Credit Linked Nts.:
Series 2007-01, 2.559%, 12/20/17[4,5]	6,250,000		5,750,000
Series 2008-01, 9.878%, 8/2/10[5,8,12]	14,337,604	BRR	—
HSBC Bank plc, Serbia (Republic of) Credit Linked Nts., 12.168%, 6/16/14[3,12]	151,000,000	RSD	1,485,626
JPMorgan Chase & Co., Colombia (Republic of) Credit Linked Nts., 11%, 7/28/20[5]	1,315,000,000	COP	1,004,297
LB Peru Trust II Certificates, Series 1998-A, 3.796%, 2/28/16[8,12]	363,871		36,387
Merrill Lynch, Colombia (Republic of) Credit Linked Nts., 10%, 11/17/16[5]	1,784,000,000	COP	1,136,833
Morgan Stanley: Peru (Republic of) Credit Linked Nts., 6.25%, 3/23/17[5]	4,885,000	PEN	1,892,949
Russian Federation Total Return Linked Bonds, Series 007, Cl. VR, 5%, 8/22/34	53,238,768	RUR	832,443
Morgan Stanley Capital Services, Inc.: Brazil (Federative Republic of) Credit Linked Nts., 12.551%, 1/5/22[5,12]	28,914,000	BRR	4,095,267
United Mexican States Credit Linked Nts., 5.64%, 11/20/15[5]	2,000,000		1,909,600
Standard Bank plc: Serbia (Republic of) Credit Linked Nts., 11.30%, 1/7/14[5,6,12]	38,000,000	RSD	398,366
Serbia (Republic of) Credit Linked Nts., 12.405%, 2/3/14[5,12]	38,000,000	RSD	394,835
Total Structured Securities (Cost $83,436,911)			72,026,976

	Expiration Date	Strike Price	Contracts	Value

Options Purchased—0.1%
Brazilian Real (BRR) Call[2]	2/7/13	1 USD per 2.021 BRR	15,310,000	$36,958
Euro (EUR) Call[2]	1/18/13	1 EUR per 1.330 USD	6,600,000	35,118

30	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Expiration Date	Strike Price	Contracts	Value

Options Purchased Continued
Euro (EUR) Call[2]	2/28/13	1 EUR per 1.254 AUD	2,650,000	$33,265
Euro (EUR) FX Futures, 3/18/13 Call[2]	1/7/13	1.340	58	10,150
Euro (EUR) FX Futures, 3/18/13 Call[2]	1/7/13	1.350	34	1,913
Euro (EUR) FX Futures, 3/18/13 Call[2]	1/7/13	1.370	34	213
Euro (EUR) Put[2]	2/5/13	1 EUR per 2.287 TRY	16,270,000	1,537
Euro (EUR) Put[2]	2/21/13	1 EUR per 1.555 SGD	1,000,000	1,890
Indian Rupee (INR) Call[2]	1/3/13	1 USD per 51.850 INR	628,500,000	—
Indian Rupee (INR) Call[2]	1/10/13	1 USD per 53.000 INR	265,717,656	351
Indian Rupee (INR) Call[2]	4/18/13	1 USD per 53.500 INR	268,080,000	29,668
Japan Bonds Futures, 10 yr., 3/11/13 Put[2]	3/1/13	144.000 JPY	7	53,327
Japanese Yen (JPY) Call[2]	1/25/13	1 USD per 79.500 JPY	101,000,000	1
Japanese Yen (JPY) Call[2]	2/5/13	1 USD per 80.000 JPY	81,000,000	20
Japanese Yen (JPY) Call[2]	2/15/13	1 USD per 83.000 JPY	439,000,000	6,585
Japanese Yen (JPY) Call[2]	2/22/13	1 USD per 84.000 JPY	222,185,000	8,665
Japanese Yen (JPY) Futures, 3/18/13 Call[2]	1/7/13	121.000	97	606
Japanese Yen (JPY) Futures, 3/18/13 Call[2]	1/7/13	121.500	49	306
Japanese Yen (JPY) Futures, 3/18/13 Call[2]	1/7/13	123.500	49	306
Japanese Yen (JPY) Futures, 3/18/13 Put[2]	1/7/13	113.500	36	2,700
Japanese Yen (JPY) Futures, 3/18/13 Put[2]	1/7/13	115.000	94	37,600
Japanese Yen (JPY) Futures, 3/18/13 Put[2]	1/7/13	116.500	14	20,475
Japanese Yen (JPY) Futures, 3/18/13 Put[2]	1/7/13	117.500	1	2,550
Japanese Yen (JPY) Futures, 3/18/13 Put[2]	1/7/13	118.500	10	37,625
Japanese Yen (JPY) Futures, 3/18/13 Put[2]	1/7/13	119.000	10	43,875
Japanese Yen (JPY) Put[2]	3/18/13	1 USD per 85.000 JPY	505,000,000	168,115
Japanese Yen (JPY) Put[2]	3/29/13	1 USD per 85.000 JPY	204,000,000	70,411
Japanese Yen (JPY) Put[2]	5/31/13	1 USD per 82.000 JPY	416,833,857	303,518
Mexican Nuevo Peso (MXN) Call[2]	1/10/13	1 USD per 12.550 MXN	189,900,000	11,354
Mexican Nuevo Peso (MXN) Call[2]	1/10/13	1 USD per 12.550 MXN	94,950,000	5,677
New Turkish Lira (TRY) Call[2]	2/4/13	1 USD per 1.790 TRY	40,740,000	234,333
Norwegian Krone (NOK) Put[2]	1/4/13	1 USD per 5.900 NOK	11,800,000	—
Russian Ruble (RUR) Call[2]	1/18/13	1 USD per 30.350 RUR	1,275,000,000	163,047
South African Rand (ZAR) Call[2]	3/18/13	1 USD per 8.500 ZAR	96,650,000	248,612
South African Rand (ZAR) Call[2]	3/18/13	1 USD per 8.500 ZAR	96,650,000	248,612
South African Rand (ZAR) Call[2]	3/18/13	1 USD per 8.450 ZAR	80,100,000	179,667
Swedish Krona (SEK) Call[2]	3/18/13	1 SEK per 13.629 JPY	15,880,000	33,830
U.S. Long Bonds Futures, 3/19/13 Put[2]	1/28/13	145.000	87	47,578
U.S. Treasury Long Bonds Futures, 3/19/13 Put[2]	1/2/13	145.000	38	594
U.S. Treasury Long Bonds Futures, 3/19/13 Put[2]	1/7/13	145.000	137	17,125
U.S. Treasury Long Bonds Futures, 3/19/13 Put[2]	1/7/13	147.000	31	18,406
U.S. Treasury Nts., 10 yr. Futures, 3/19/13 Put[2]	1/28/13	128.500	370	5,781
U.S. Treasury Nts., 10 yr. Futures, 3/19/13 Put[2]	1/28/13	130.500	422	39,563
U.S. Treasury Nts., 10 yr. Futures, 3/19/13 Put[2]	1/28/13	131.000	1	141
U.S. Treasury Nts., 10 yr. Futures, 3/19/13 Put[2]	1/28/13	131.500	74	16,188

31	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF INVESTMENTS    Continued

	Expiration Date	Strike Price	Contracts	Value

Options Purchased Continued
U.S. Treasury Nts., 10 yr. Futures, 3/19/13 Put[2]	1/28/13	$132.000	107	$35,109
U.S. Treasury Nts., 10 yr. Futures, 3/19/13 Put[2]	1/28/13	132.500	58	29,000
Total Options Purchased (Cost $2,557,557)				2,242,365

	Swaption Expiration Date	Notional Amount
Swaptions Purchased—0.2%
Bank of America NA; Interest Rate Swaption (European); Swap Terms: Paid: 1.7225%; Received: Three-Month USD BBA LIBOR; Termination Date: 2/13/23[2]	2/12/13	$15,670,000		$239,751
Bank of America NA; Interest Rate Swaption (European); Swap Terms: Paid: 2%; Received: Three-Month USD BBA LIBOR; Termination Date: 9/3/23[2]	9/3/13	20,395,000		472,186
Bank of America NA; Interest Rate Swaption (European); Swap Terms: Paid: Three-Month CAD BA CDOR; Received: 2.254%; Termination Date: 1/15/23[2]	1/16/13	2,530,000	CAD	9,189
Bank of America NA; Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 1.78%; Termination Date: 2/7/23[2]	2/6/13	15,700,000		79,445
Bank of America NA; Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 1.83%; Termination Date: 2/5/23[2]	2/4/13	10,500,000		71,631
Bank of America NA; Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 2.66%; Termination Date: 2/5/43[2]	2/4/13	10,500,000		78,249
Barclays Bank plc; Interest Rate Swaption (European); Swap Terms: Paid: 1.25%; Received: Three-Month USD BBA LIBOR; Termination Date: 11/22/18[2]	11/21/13	26,150,000		225,003
Barclays Bank plc; Interest Rate Swaption (European); Swap Terms: Paid: 1.3725%; Received: Three-Month USD BBA LIBOR; Termination Date: 12/16/17[2]	12/15/15	47,030,000		407,259
Barclays Bank plc; Interest Rate Swaption (European); Swap Terms: Paid: 1.765%; Received: Three-Month USD BBA LIBOR; Termination Date: 7/12/18[2]	7/11/13	51,200,000		183,294
Barclays Bank plc; Interest Rate Swaption (European); Swap Terms: Paid: 2.695%; Received: Three-Month USD BBA LIBOR; Termination Date: 5/15/23[2]	4/12/13	25,100,000		21,439
Barclays Bank plc; Interest Rate Swaption (European); Swap Terms: Paid: 2.905%; Received: Three-Month USD BBA LIBOR; Termination Date: 9/30/45[2]	9/29/15	4,655,206		583,114
Barclays Bank plc; Interest Rate Swaption (European); Swap Terms: Paid: 3.48%; Received: Three-Month USD BBA LIBOR; Termination Date: 4/27/47[2]	4/26/17	5,040,000		545,107
Barclays Bank plc; Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 2.50%; Termination Date: 2/21/43[2]	2/20/13	10,500,000		39,048
Barclays Bank plc; Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 3.26%; Termination Date: 5/4/33[2]	5/3/13	20,800,000		111,843
Barclays Bank plc; Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 3.37%; Termination Date: 4/14/33[2]	4/15/13	21,000,000		135,752
Goldman Sachs Bank USA; Interest Rate Swaption (European); Swap Terms: Paid: 3.275%; Received: Six-Month GBP BBA LIBOR; Termination Date: 12/4/45[2]	12/7/15	1,320,000	GBP	198,004
Goldman Sachs International; Interest Rate Swaption (European); Swap Terms: Paid: 1.4825%; Received: Three-Month USD BBA LIBOR; Termination Date: 5/13/18[2]	5/10/13	52,220,000		255,610
Goldman Sachs International; Interest Rate Swaption (European); Swap Terms: Paid: 1.99%; Received: Three-Month USD BBA LIBOR; Termination Date: 6/20/18[2]	6/17/13	52,255,000		133,965
Goldman Sachs International; Interest Rate Swaption (European); Swap Terms: Paid: 3.20%; Received: Three-Month USD BBA LIBOR; Termination Date: 9/24/44[2]	9/23/14	10,200,000		680,245
Goldman Sachs International; Interest Rate Swaption (European); Swap Terms: Paid: Three Month USD BBA LIBOR; Received: 3.36%; Termination Date: 2/7/33[2]	2/6/13	26,100,000		57,684

32	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Swaption Expiration Date	Notional Amount		Value
Swaptions Purchased Continued
Goldman Sachs International; Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 2.48%; Termination Date: 4/15/43[2]	4/12/13	$20,980,000		$174,108
Goldman Sachs International; Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 3.165%; Termination Date: 5/15/33[2]	5/14/13	21,700,000		107,648
Goldman Sachs International; Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 3.17%; Termination Date: 2/15/33[2]	2/14/13	26,100,000		24,782
JPMorgan Chase Bank NA; Interest Rate Swaption (European); Swap Terms: Paid: 1.65%; Received: Three-Month USD BBA LIBOR; Termination Date: 2/25/18[2]	2/22/13	24,810,000		306
UBS AG; Interest Rate Swaption (European); Swap Terms: Paid: 2.98%; Received: Six-Month EUR EURIBOR; Termination Date: 3/4/23[2]	3/1/13	24,830,000	EUR	4
UBS AG; Interest Rate Swaption (European); Swap Terms: Paid: 3.025%; Received: Six-Month EUR EURIBOR; Termination Date: 2/27/23[2]	2/26/13	24,845,000	EUR	—
UBS AG; Interest Rate Swaption (European); Swap Terms: Paid: 3.15%; Received: Three-Month AUD BBR BBSW; Termination Date: 1/25/16[2]	1/25/13	3,810,000	AUD	1,566
UBS AG; Interest Rate Swaption (European); Swap Terms: Paid: Three-Month AUD BBR BBSW; Received: 3.01%; Termination Date: 4/2/16[2]	3/29/13	3,785,000	AUD	22,312
UBS AG; Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 1.78%; Termination Date: 2/7/23[2]	2/6/13	15,600,000		78,939
UBS AG; Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 2.625%; Termination Date: 2/7/43[2]	2/6/13	10,400,000		66,821
Total Swaptions Purchased (Cost $11,065,346)				5,004,304

		Shares
Investment Companies—16.9%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.15%[1,17]		34,093,630		34,093,630
Oppenheimer Master Event-Linked Bond Fund, LLC[1]		4,827,322		59,573,516
Oppenheimer Master Loan Fund, LLC[1]		25,357,850		332,755,166
Oppenheimer Short Duration Fund, Cl. Y1		1,010,027		10,120,474
Total Investment Companies (Cost $432,931,400)				436,542,786
Total Investments, at Value (Cost $3,001,175,756)		118.2%		3,051,663,287
Liabilities in Excess of Other Assets		(18.2)		(468,946,131)
Net Assets		100.0%		$2,582,717,156

Footnotes to Statement of Investments

Principal amount and strike price are reported in U.S. Dollars, except for those denoted in the following currencies:

AUD	Australian Dollar
BRR	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
COP	Colombian Peso
DKK	Danish Krone
EUR	Euro
GBP	British Pound Sterling
HUF	Hungarian Forint
JPY	Japanese Yen
MXN	Mexican Nuevo Peso

33	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF INVESTMENTS    Continued

Footnotes to Statement of Investments Continued

MYR	Malaysian Ringgit
NGN	Nigeria Naira
NOK	Norwegian Krone
PEN	Peruvian New Sol
PHP	Philippines Peso
PLZ	Polish Zloty
RSD	Serbian Dinar
RUR	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	New Turkish Lira
UYU	Uruguay Peso
ZAR	South African Rand

1. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended December 31, 2012, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 30, 2011[a]	Gross Additions	Gross Reductions		Shares December 31, 2012
Oppenheimer Global Strategic Income Fund/VA (Cayman) Ltd.[b]	15,000	—	—		15,000
Oppenheimer Institutional Money Market Fund, Cl. E	27,393,119	834,952,254	828,251,743		34,093,630
Oppenheimer Master Event-Linked Bond Fund, LLC	4,827,322	—	—		4,827,322
Oppenheimer Master Loan Fund, LLC	29,466,809	919,552	5,028,511		25,357,850
Oppenheimer Short Duration Fund, Cl. Y	1,001,329	8,698	—		1,010,027

		Value	Income		Realized Loss
Oppenheimer Global Strategic Income Fund/VA (Cayman) Ltd.[b]		$1,434,967	$—		$—
Oppenheimer Institutional Money Market Fund, Cl. E		34,093,630	77,015		—
Oppenheimer Master Event-Linked Bond Fund, LLC		59,573,516	5,061,418	[c]	2,117,483	[c]
Oppenheimer Master Loan Fund, LLC		332,755,166	23,316,037	[d]	2,074,299	[d]
Oppenheimer Short Duration Fund, Cl. Y		10,120,474	65,519		—

		$437,977,753	$28,519,989		$4,191,782

a. December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

b. Investment in a wholly-owned subsidiary. See Note 1 of the accompanying Notes and individual financial statements of the entity included herein.

c. Represents the amount allocated to the Fund from Oppenheimer Master Event-Linked Bond Fund, LLC.

d. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

2. Non-income producing security.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $500,966,717 or 19.40% of the Fund’s net assets as of December 31, 2012.

4. Represents the current interest rate for a variable or increasing rate security.

5. Restricted security. The aggregate value of restricted securities as of December 31, 2012 was $87,501,582, which represents 3.39% of the Fund’s net assets. See Note 7 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation (Depreciation)
Altegrity, Inc., 10.50% Sr. Unsec. Sub. Nts., 11/1/15	5/14/09-2/17/10	$1,204,691	$1,122,000	$(82,691)
Arco Capital Corp. Ltd.	2/27/07	10,359,570	1,035,957	(9,323,613)

34	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation (Depreciation)
BCAP LLC Trust, Mtg. Pass-Through Certificates, Series 2012-RR6, Cl. 1A5, 2.243%, 11/1/36	6/14/12	$496,852	$501,705	$4,853
Catalyst Paper Corp., 13% Sec. Nts., 12/15/16	9/6/12	764,049	817,068	53,019
Citigroup Funding, Inc., Colombia (Republic of) Credit Linked Nts., 11%, 7/27/20	11/27/12	1,840,947	1,909,363	68,416
Citigroup Global Markets Holdings, Inc., Colombia (Republic of) Credit Linked Bonds, 11.25%, 10/25/18	12/9/08	1,381,300	2,394,468	1,013,168
Citigroup Global Markets Holdings, Inc., Colombia (Republic of) Credit Linked Nts., Series 2, 10%, 7/25/24	3/28/12	2,567,585	2,818,165	250,580
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, Series 128, 3.006%, 5/6/25	10/8/10	1,189,050	1,226,357	37,307
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 3.343%, 5/6/25	4/16/09	1,214,678	1,286,780	72,102
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 3.266%, 5/6/25	8/18/09	1,299,568	1,368,976	69,408
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 3.239%, 5/6/25	9/25/09	1,629,932	1,713,612	83,680
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 3.187%, 5/6/25	12/17/09	1,433,756	1,501,393	67,637
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 3.134%, 5/6/25	3/30/10	1,156,371	1,205,860	49,489
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 3.10%, 5/6/25	5/18/10	1,297,603	1,349,027	51,424
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 3.061%, 5/6/25	7/16/10	1,507,723	1,562,568	54,845
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Nts., 16.457%, 12/31/17	9/19/07	5,839,208	8,108,523	2,269,315
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2A, 8.34%, 5/22/15	5/21/08	67,269	50,860	(16,409)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2B, 8.34%, 5/22/15	6/12/08	117,680	88,981	(28,699)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2C, 8.34%, 5/22/15	6/18/08	1,785,486	1,341,625	(443,861)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2D, 8.34%, 5/22/15	7/8/08	130,028	97,776	(32,252)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2E, 8.34%, 5/22/15	7/15/08	94,626	71,036	(23,590)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2F, 8.34%, 5/22/15	8/8/08	61,263	45,367	(15,896)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2G, 8.34%, 5/22/15	8/22/08	11,304	8,355	(2,949)
FDIC Trust, Commerical Mtg. Pass-Through Certificates, Series 2012-C1, Cl. A, 0.841%, 5/1/35	5/10/12	1,260,138	1,263,641	3,503
Goldman Sachs Capital Markets LP, Colombia (Republic of) Credit Linked Nts., Cl. B, 10%, 7/30/24	9/12/12	11,477,850	12,480,874	1,003,024
Goldman Sachs Group, Inc. (The), United Mexican States Credit Linked Nts., 9.05%, 2/8/37	9/12/12	3,019,941	2,441,766	(578,175)
Hallertau SPC Credit Linked Nts., Series 2007-01, 2.559%, 12/20/17	12/13/07	6,250,000	5,750,000	(500,000)

35	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF INVESTMENTS    Continued

Footnotes to Statement of Investments Continued

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation (Depreciation)
Hallertau SPC Credit Linked Nts., Series 2008-01, 9.878%, 8/2/10	5/6/08	$7,188,001	$—	$(7,188,001)
Ice 1 Em CLO Ltd./Ice 1 Em CLO Corp., Sr. Sec. Sub. Term Nts., Series 2007-1A, Cl. B, 2.419%, 8/15/22	11/6/07	7,053,572	5,981,200	(1,072,372)
Ice 1 Em CLO Ltd./Ice 1 Em CLO Corp., Sr. Sec. Sub. Term Nts., Series 2007-1A, Cl. C, 3.719%, 8/15/22	6/8/07	5,270,000	3,899,800	(1,370,200)
Ice 1 Em CLO Ltd./Ice 1 Em CLO Corp., Sr. Sec. Sub. Term Nts., Series 2007-1A, Cl. D, 5.719%, 8/15/22	6/8/07	5,270,000	3,952,500	(1,317,500)
Igloo Holdings Corp., 8.25% Sr. Unsec. Nts., 12/15/17	12/13/12-12/14/12	2,870,788	2,861,006	(9,782)
IIRSA Norte Finance Ltd., 8.75% Sr. Nts., 5/30/24	8/3/06-7/24/07	3,739,943	4,332,806	592,863
JPMorgan Chase & Co., Colombia (Republic of) Credit Linked Nts., 11%, 7/28/20	8/24/10	886,181	1,004,297	118,116
JPMorgan Hipotecaria su Casita, 8.293% Sec. Nts., 8/26/35	3/21/07	526,714	44,936	(481,778)
Merrill Lynch, Colombia (Republic of) Credit Linked Nts., 10%, 11/17/16	10/20/06	762,393	1,136,833	374,440
Morgan Stanley Capital Services, Inc., Brazil (Federative Republic of) Credit Linked Nts., 12.551%, 1/5/22	1/4/07	7,422,779	4,095,267	(3,327,512)
Morgan Stanley Capital Services, Inc., United Mexican States Credit Linked Nts., 5.64%, 11/20/15	11/3/05	2,000,000	1,909,600	(90,400)
Morgan Stanley, Peru (Republic of) Credit Linked Nts., 6.25%, 3/23/17	7/10/07	1,527,062	1,892,949	365,887
Morgan Stanley, Re-Securitized Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Series 2012-R3, Cl. 1A, 2.298%, 11/1/36	10/24/12	49,075	48,567	(508)
NC Finance Trust, Collateralized Mtg. Obligation Pass-Through Certificates, Series 1999-I, Cl. ECFD, 3.405%, 1/25/29	8/10/10	66,025	5,340	(60,685)
Newport Television LLC/NTV Finance Corp., 13% Sr. Nts., 3/15/17	11/2/10-3/15/12	1,779,559	1,981,177	201,618
Premier Cruise Ltd., 11% Sr. Nts., 3/15/08	3/6/98	242,675	—	(242,675)
Standard Bank plc, Serbia (Republic of) Credit Linked Nts., 11.30%, 1/7/14	12/27/12	396,422	398,366	1,944
Standard Bank plc, Serbia (Republic of) Credit Linked Nts., 12.405%, 2/3/14	12/5/12	382,148	394,835	12,687

		$106,891,805	$87,501,582	$(19,390,223)

6. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after December 31, 2012. See Note 1 of the accompanying Notes.

7. Interest or dividend is paid-in-kind, when applicable.

8. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the original contractual interest rate. See Note 1 of the accompanying Notes.

36	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

9. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans or other receivables. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage or asset-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $9,928,831 or 0.38% of the Fund’s net assets as of December 31, 2012.

10. The current amortization rate of the security’s cost basis exceeds the future interest payments currently estimated to be received. Both the amortization rate and interest payments are contingent on future mortgage pre-payment speeds and are therefore subject to change.

11. This security is accruing partial income at an anticipated effective rate based on expected interest and/or principal payments. The rate shown is the original contractual interest rate.

12. Zero coupon bond reflects effective yield on the date of purchase.

13. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $6,224,205. See Note 6 of the accompanying Notes.

14. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $9,223,679. See Note 6 of the accompanying Notes.

15. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

16. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

17. Rate shown is the 7-day yield as of December 31, 2012.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$1,941,346,487	63.6%
Turkey	147,378,452	4.8
Russia	140,400,586	4.6
Brazil	139,274,691	4.6
Mexico	78,239,342	2.6
Hungary	53,695,696	1.8
Colombia	51,562,927	1.7
Japan	49,404,536	1.6
Peru	49,348,371	1.6
South Africa	43,673,749	1.4
Venezuela	31,040,436	1.0
Italy	17,757,195	0.6
Indonesia	17,098,051	0.6
United Kingdom	16,940,422	0.6
Supranational	16,503,431	0.5
Canada	16,472,337	0.5
Malaysia	15,816,685	0.5
France	14,222,680	0.5
Israel	14,144,447	0.5
Nigeria	13,880,040	0.5
Poland	13,143,451	0.4
Australia	12,555,807	0.4
The Netherlands	11,605,060	0.4
Germany	11,588,658	0.4
Philippines	10,996,905	0.4
Spain	10,827,977	0.4
Kazakhstan	10,238,912	0.3
United Arab Emirates	10,143,235	0.3
Uruguay	8,978,370	0.3
Ukraine	6,988,313	0.2
India	6,112,168	0.2
Chile	5,491,255	0.2

37	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF INVESTMENTS    Continued

Footnotes to Statement of Investments Continued

Geographic Holdings	Value	Percent
Romania	$5,222,344	0.2%
Croatia	5,144,750	0.2
Belgium	4,171,214	0.1
Serbia	4,113,627	0.1
Luxembourg	4,103,682	0.1
Qatar	3,878,365	0.1
Trinidad & Tobago	3,347,500	0.1
Slovakia	3,277,488	0.1
Sri Lanka	3,094,951	0.1
Lithuanua	2,808,785	0.1
Costa Rica	2,712,450	0.1
Dominican Republic	2,598,409	0.1
Ivory Coast	2,514,500	0.1
Latvia	2,348,115	0.1
Angola	2,286,600	0.1
Norway	2,236,785	0.1
Sweden	1,639,804	0.1
Jamaica	1,497,275	0.1
Ireland	1,321,221	—
Denmark	1,315,416	—
Slovenia	1,199,850	—
Switzerland	876,495	—
Bolivia	825,988	—
Finland	739,702	—
Portugal	595,234	—
Mongolia	428,475	—
Argentina	409,500	—
European Union	84,090	—

Total	$3,051,663,287	100.0%

Forward Currency Exchange Contracts as of December 31, 2012 are as follows:
Counterparty/ Contract Description	Buy/Sell	Contract Amount (000’s)		Expiration Dates	Value	Unrealized Appreciation	Unrealized Depreciation
Bank of America NA:
Australian Dollar (AUD)	Buy	1,070	AUD	1/15/13	$1,109,828	$—	$15,984
Canadian Dollar (CAD)	Buy	510	CAD	2/12/13	512,249	—	4,806
Chilean Peso (CLP)	Buy	284,000	CLP	1/11/13	592,262	410	—
Euro (EUR)	Buy	1,830	EUR	2/6/13	2,416,302	41,308	—
Hungarian Forint (HUF)	Buy	250,000	HUF	2/6/13	1,127,431	10	27,305
Indonesia Rupiah (IDR)	Buy	60,061,000	IDR	1/16/13	6,170,247	—	50,468
Japanese Yen (JPY)	Buy	42,000	JPY	1/25/13	484,896	—	24,337
Malaysian Ringgit (MYR)	Buy	124,820	MYR	1/29/13-4/2/13	40,740,694	226,489	—
Malaysian Ringgit (MYR)	Sell	39,700	MYR	3/20/13-4/2/13	12,945,991	—	115,504
Mexican Nuevo Peso (MXN)	Sell	58,000	MXN	4/4/13	4,447,705	—	19,446
Peruvian New Sol (PEN)	Sell	1,440	PEN	1/16/13	563,565	—	8,116
Philippines Peso (PHP)	Sell	113,000	PHP	1/14/13	2,757,163	—	74,352
South African Rand (ZAR)	Buy	370	ZAR	5/31/13	42,755	1,943	—
South African Rand (ZAR)	Sell	245,690	ZAR	2/12/13-4/5/13	28,642,008	—	289,395
South Korean Won (KRW)	Buy	3,649,000	KRW	2/12/13	3,416,048	47,017	—

						317,177	629,713

38	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Forward Currency Exchange Contracts Continued
Counterparty/ Contract Description	Buy/Sell	Contract Amount (000’s)		Expiration Dates	Value	Unrealized Appreciation	Unrealized Depreciation
Barclays Bank plc:
Brazilian Real (BRR)	Sell	60,920	BRR	2/4/13	$29,611,792	$—	$326,810
Euro (EUR)	Sell	3,960	EUR	1/23/13-2/6/13	5,228,656	—	150,569
Hungarian Forint (HUF)	Sell	3,091,000	HUF	2/6/13-5/29/13	13,917,055	9,097	67,851
Israeli Shekel (ILS)	Buy	2,030	ILS	4/2/13	542,049	12,438	—
Israeli Shekel (ILS)	Sell	2,030	ILS	4/2/13	542,049	—	6,132
Mexican Nuevo Peso (MXN)	Buy	185,900	MXN	2/14/13	14,321,313	—	185,125
Polish Zloty (PLZ)	Buy	49,100	PLZ	2/6/13	15,800,105	341,927	43,208
Polish Zloty (PLZ)	Sell	25,470	PLZ	2/6/13-5/31/13	8,187,993	—	300,920
Russian Ruble (RUR)	Buy	234,100	RUR	1/11/13-1/28/13	7,648,297	66,424	—
South African Rand (ZAR)	Sell	33,610	ZAR	2/15/13	3,939,025	3,404	—

						433,290	1,080,615
BNP Paribas:
Australian Dollar (AUD)	Sell	6,230	AUD	1/22/13	6,458,313	—	15,870
Colombian Peso (COP)	Sell	1,214,000	COP	2/28/13	683,437	—	24,550
Euro (EUR)	Buy	7,260	EUR	5/31/13	9,596,288	197,703	631
Euro (EUR)	Sell	13,940	EUR	5/31/13	18,425,930	42	414,444

						197,745	455,495
Citibank NA:
Australian Dollar (AUD)	Sell	10,790	AUD	5/31/13	11,084,452	17,099	—
Colombian Peso (COP)	Sell	29,357,000	COP	1/11/13	16,600,268	—	464,247
Hong Kong Dollar (HKD)	Buy	2,970	HKD	3/20/13	383,285	—	15
Indonesia Rupiah (IDR)	Buy	90,433,000	IDR	1/16/13	9,290,453	—	23,894
Mexican Nuevo Peso (MXN)	Buy	193,810	MXN	1/16/13-3/4/13	14,918,726	470	209,621
Mexican Nuevo Peso (MXN)	Sell	65,300	MXN	5/16/13	4,986,794	—	50,713
New Turkish Lira (TRY)	Sell	12,845	TRY	1/28/13	7,171,245	—	67,020
Peruvian New Sol (PEN)	Buy	3,280	PEN	1/16/13	1,283,675	6,963	—
Peruvian New Sol (PEN)	Sell	14,100	PEN	1/16/13	5,518,236	—	101,629
Polish Zloty (PLZ)	Buy	7,000	PLZ	2/6/13	2,252,561	44,049	—

						68,581	917,139
Credit Suisse International:
British Pound Sterling (GBP)	Sell	2,040	GBP	2/28/13-5/31/13	3,313,173	—	51,905
Canadian Dollar (CAD)	Buy	4,455	CAD	1/15/13	4,477,275	—	44,466
Chilean Peso (CLP)	Buy	126,000	CLP	1/11/13	262,764	—	1,925
Chilean Peso (CLP)	Sell	126,000	CLP	1/11/13	262,764	—	510
Euro (EUR)	Sell	17,510	EUR	2/12/13	23,121,077	—	376,184
Japanese Yen (JPY)	Sell	406,000	JPY	1/25/13	4,687,326	402,376	—
New Turkish Lira (TRY)	Sell	14,210	TRY	1/28/13-7/17/13	7,895,047	—	229,392
Peruvian New Sol (PEN)	Sell	13,170	PEN	1/16/13	5,154,268	—	95,887
Swiss Franc (CHF)	Buy	1,555	CHF	1/15/13-5/31/13	1,702,120	15,095	—

						417,471	800,269
Deutsche Bank AG:
Euro (EUR)	Buy	6,445	EUR	1/31/13-2/6/13	8,509,560	231,255	—
Euro (EUR)	Sell	18,465	EUR	1/31/13-4/25/13	24,393,744	—	458,966
Hungarian Forint (HUF)	Sell	256,000	HUF	4/17/13-5/29/13	1,144,769	—	15,367
Mexican Nuevo Peso (MXN)	Sell	9,300	MXN	5/31/13	709,164	—	8,150
New Turkish Lira (TRY)	Sell	29,620	TRY	1/15/13	16,567,695	—	389,789
Polish Zloty (PLZ)	Buy	5,850	PLZ	2/6/13	1,882,497	—	7,099

						231,255	879,371

39	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF INVESTMENTS    Continued

Footnotes to Statement of Investments Continued

Forward Currency Exchange Contracts Continued
Counterparty/ Contract Description	Buy/Sell	Contract Amount (000’s)		Expiration Dates	Value	Unrealized Appreciation	Unrealized Depreciation
Goldman Sachs Bank USA:
Brazilian Real (BRR)	Sell	68,130	BRR	1/3/13-2/4/13	$33,182,561	$—	$170,221
British Pound Sterling (GBP)	Buy	2,795	GBP	1/15/13	4,540,138	10,928	—
Euro (EUR)	Buy	1,305	EUR	1/9/13	1,722,681	26,488	—
Euro (EUR)	Sell	2,610	EUR	1/9/13	3,445,363	—	61,225
Hungarian Forint (HUF)	Sell	870,000	HUF	2/20/13-4/17/13	3,912,738	—	81,188
Indian Rupee (INR)	Buy	190,000	INR	1/9/13	3,461,839	72,009	—
Indian Rupee (INR)	Sell	95,000	INR	1/9/13	1,730,920	—	10,217
Japanese Yen (JPY)	Buy	1,399,000	JPY	1/25/13-5/31/13	16,166,605	—	850,734
New Turkish Lira (TRY)	Buy	12,750	TRY	1/28/13	7,118,208	2,020	4,639
New Turkish Lira (TRY)	Sell	48,800	TRY	3/29/13-5/15/13	26,957,472	—	345,612
South African Rand (ZAR)	Buy	18,060	ZAR	2/15/13	2,116,596	—	1,829

						111,445	1,525,665
HSBC Bank USA NA:
Mexican Nuevo Peso (MXN)	Sell	83,600	MXN	1/22/13	6,453,715	—	34,303
New Turkish Lira (TRY)	Buy	3,240	TRY	7/17/13	1,770,597	106,925	—
New Turkish Lira (TRY)	Sell	54,300	TRY	5/15/13	29,912,569	—	189,193

						106,925	223,496
JPMorgan Chase Bank NA:
Euro (EUR)	Buy	25,535	EUR	1/7/13-1/15/13	33,709,113	148,313	—
Hungarian Forint (HUF)	Sell	3,827,000	HUF	2/12/13-2/20/13	17,246,575	31,336	1,331,356
Indian Rupee (INR)	Buy	282,200	INR	1/22/13-1/28/13	5,125,948	42,027	—
Indonesia Rupiah (IDR)	Sell	42,379,000	IDR	1/16/13	4,353,722	—	460
Mexican Nuevo Peso (MXN)	Sell	308,900	MXN	1/16/13-4/18/13	23,812,980	23,799	114,983
New Turkish Lira (TRY)	Sell	20,570	TRY	2/28/13	11,439,739	—	104,533
New Zealand Dollar (NZD)	Sell	7,855	NZD	1/22/13	6,481,820	—	69,783
Polish Zloty (PLZ)	Buy	4,680	PLZ	2/6/13	1,505,998	—	5,386
Russian Ruble (RUR)	Sell	441,500	RUR	1/11/13-1/28/13	14,437,492	—	430,720
South African Rand (ZAR)	Sell	136,990	ZAR	2/15/13	16,054,955	—	450,251
South Korean Won (KRW)	Buy	11,837,000	KRW	3/18/13	11,063,724	213,548	—

						459,023	2,507,472
Morgan Stanley Capital Services, Inc.:
Canadian Dollar (CAD)	Sell	1,530	CAD	2/12/13	1,536,746	20,918	—
Indonesia Rupiah (IDR)	Sell	48,054,000	IDR	1/16/13	4,936,732	2,015	—
South Korean Won (KRW)	Buy	13,539,000	KRW	2/12/13	12,674,670	463,705	—
South Korean Won (KRW)	Sell	9,528,000	KRW	2/12/13	8,919,732	—	396,990

						486,638	396,990
Nomura International plc:
Euro (EUR)	Sell	165	EUR	5/31/13	218,097	—	2,022
Indonesia Rupiah (IDR)	Sell	60,061,000	IDR	1/16/13	6,170,247	10,776	—
Japanese Yen (JPY)	Sell	5,160,000	JPY	1/15/13	59,567,840	6,164,644	—
Malaysian Ringgit (MYR)	Sell	11,205	MYR	4/2/13	3,653,880	—	44,952

						6,175,420	46,974
The Royal Bank of Scotland plc:
Japanese Yen (JPY)	Buy	570,000	JPY	1/15/13	6,580,168	—	219,631
New Turkish Lira (TRY)	Buy	4,520	TRY	1/15/13	2,528,224	—	7,153
Russian Ruble (RUR)	Buy	65,980	RUR	1/28/13	2,154,792	50,089	—

						50,089	226,784

Total unrealized appreciation and depreciation						$9,055,059	$9,689,983

40	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Spot Currency Exchange Contracts as of December 31, 2012 are as follows:
Counterparty/ Contract Description	Buy/Sell	Contract Amount (000’s)		Expiration Date	Value	Unrealized Appreciation	Unrealized Depreciation
Credit Suisse
Hong Kong Dollar (HKD)	Buy	736	HKD	1/7/13	$94,975	$14	$—
Goldman Sachs & Co.
Swedish Krona (SEK)	Sell	244	SEK	1/4/13	37,496	—	36
Standard New York Securities, Inc.
Serbian Dinar (RSD)	Buy	34,013	RSD	1/4/13	399,589	1,543	—

Total unrealized appreciation and depreciation						$1,557	$36

Futures Contracts as of December 31, 2012 are as follows:

Contract Description	Buy/Sell	Number of Contracts	Expiration Date	Value	Unrealized Appreciation (Depreciation)
Australian Treasury Bonds, 3 yr.	Sell	117	3/15/13	$13,308,934	$20,799
Australian Treasury Bonds, 10 yr.	Sell	16	3/15/13	2,048,970	16,511
Euro-Bundesobligation	Sell	27	3/7/13	5,190,444	(2,970)
FTSE 100 Index	Sell	21	3/15/13	1,994,964	3,501
Japan Bonds, 10 yr.	Sell	6	3/11/13	9,948,635	70,456
Japanese Yen (JPY)	Buy	18	3/18/13	2,598,750	(51,728)
SPI 200 Index	Sell	22	3/21/13	2,636,427	(32,832)
Standard & Poor’s 500 E-Mini Index	Sell	640	3/15/13	45,443,200	(584,527)
Standard & Poor’s/Toronto Stock Exchange 60 Index	Sell	10	3/14/13	1,430,381	(20,370)
U.S. Long Bonds	Buy	399	3/19/13	58,852,500	(530,816)
U.S. Long Bonds, 20 yr.	Sell	138	3/19/13	20,355,000	154,198
U.S. Treasury Nts., 2 yr.	Sell	1,142	3/28/13	251,775,313	(61,541)
U.S. Treasury Nts., 2 yr.	Buy	45	3/28/13	9,921,094	(701)
U.S. Treasury Nts., 5 yr.	Sell	126	3/28/13	15,676,172	(1,328)
U.S. Treasury Nts., 5 yr.	Buy	470	3/28/13	58,474,610	(40,921)
U.S. Treasury Nts., 10 yr.	Sell	1,293	3/19/13	171,686,156	480,222
U.S. Treasury Nts., 10 yr.	Buy	439	3/19/13	58,290,969	(256,330)
U.S. Treasury Ultra Bonds	Buy	197	3/19/13	32,030,969	(514,037)

					$(1,352,414)

Written Options as of December 31, 2012 are as follows:
Description	Type	Number of Contracts	Exercise Price		Expiration Date	Premiums Received	Value	Unrealized Appreciation/ (Depreciation)
Euro (EUR)	Put	1,000,000	1EUR per 1.535 SGD		2/21/13	$5,360	$(894)	$4,466
Euro (EUR)	Call	9,370,000	1EUR per 285.000 HUF		1/16/13	128,406	(292,517)	(164,111)
Euro (EUR) FX Futures, 3/18/13	Call	117	1.350		1/7/13	7,508	(3,656)	3,852
Euro (EUR) FX Futures, 3/18/13	Call	67	1.355		1/7/13	2,380	(1,256)	1,124
Indian Rupee (INR)	Call	471,015,000	1USD per 47.000 INR		4/18/13	6,013	(137)	5,876
Indian Rupee (INR)	Put	300,650,000	1USD per 60.000 INR		4/18/13	50,108	(24,256)	25,852
Japan Bonds Futures, 10 yr., 3/11/13	Put	18	141.000	JPY	3/1/13	17,423	(20,777)	(3,354)
Japanese Yen (JPY)	Call	366,000,460	1USD per 72.000 JPY		5/31/13	85,817	(88)	85,729
Japanese Yen (JPY)	Put	526,000,000	1USD per 88.500 JPY		3/18/13	22,823	(57,518)	(34,695)
Japanese Yen (JPY)	Put	482,917,273	1USD per 95.000 JPY		5/31/13	22,217	(21,437)	780
Japanese Yen (JPY) Futures, 3/18/13	Call	156	122.500		1/7/13	7,507	(975)	6,532
Japanese Yen (JPY) Futures, 3/18/13	Call	98	125.000		1/7/13	12,206	(613)	11,593
Japanese Yen (JPY) Futures, 3/18/13	Call	44	122.000		1/7/13	2,681	(275)	2,406
Japanese Yen (JPY) Futures, 3/18/13	Put	134	114.500		1/7/13	17,622	(31,825)	(14,203)

41	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF INVESTMENTS    Continued

Footnotes to Statement of Investments Continued

Written Options Continued
Description	Type	Number of Contracts	Exercise Price	Expiration Date	Premiums Received	Value	Unrealized Appreciation/ (Depreciation)
Japanese Yen (JPY) Futures, 3/18/13	Put	46	$113.000	1/7/13	$553	$(2,013)	$(1,460)
Japanese Yen (JPY) Futures, 3/18/13	Put	1	118.000	1/7/13	1,598	(3,150)	(1,552)
Mexican Nuevo Peso (MXN)	Call	180,550,000	1USD per 12.450 MXN	1/2/13	67,724	(83)	67,641
Mexican Nuevo Peso (MXN)	Call	117,500,000	1USD per 12.450 MXN	1/3/13	45,679	(276)	45,403
Mexican Nuevo Peso (MXN)	Call	112,950,000	1USD per 12.450 MXN	1/3/13	43,320	(265)	43,055
Mexican Nuevo Peso (MXN)	Call	112,850,000	1USD per 12.450 MXN	1/2/13	44,933	(52)	44,881
Mexican Nuevo Peso (MXN)	Put	195,800,000	1USD per 13.500 MXN	1/2/13	137,495	(4)	137,491
Mexican Nuevo Peso (MXN)	Put	127,400,000	1USD per 13.500 MXN	1/3/13	87,198	(37)	87,161
Mexican Nuevo Peso (MXN)	Put	122,450,000	1USD per 13.500 MXN	1/3/13	75,511	(36)	75,475
Mexican Nuevo Peso (MXN)	Put	97,900,000	1USD per 13.500 MXN	1/2/13	69,051	(2)	69,049
South African Rand (ZAR)	Call	93,800,000	1USD per 8.250 ZAR	3/18/13	102,441	(113,608)	(11,167)
South African Rand (ZAR)	Call	93,800,000	1USD per 8.250 ZAR	3/18/13	105,170	(113,608)	(8,438)
South African Rand (ZAR)	Call	77,700,000	1USD per 8.200 ZAR	3/18/13	83,385	(79,436)	3,949
South African Rand (ZAR)	Put	102,950,000	1USD per 9.055 ZAR	3/18/13	131,544	(95,036)	36,508
South African Rand (ZAR)	Put	102,950,000	1USD per 9.055 ZAR	3/18/13	126,200	(95,036)	31,164
South African Rand (ZAR)	Put	85,300,000	1USD per 9.000 ZAR	3/18/13	107,194	(88,231)	18,963
U.S. Long Bonds Futures, 3/19/13	Put	173	143.000	1/28/13	28,277	(37,844)	(9,567)
U.S. Treasury Long Bonds Futures, 3/19/13	Put	374	143.000	1/7/13	5,150	(11,688)	(6,538)
U.S. Treasury Long Bonds Futures, 3/19/13	Put	2	146.000	1/7/13	371	(563)	(192)
U.S. Treasury Nts., 10 yr. Futures, 3/19/13	Put	890	129.500	1/28/13	47,245	(41,719)	5,526
U.S. Treasury Nts., 10 yr. Futures, 3/19/13	Put	383	130.000	1/28/13	23,409	(23,938)	(529)
U.S. Treasury Nts., 10 yr. Futures, 3/19/13	Put	105	129.000	1/28/13	3,136	(3,281)	(145)

					$1,724,655	$(1,166,130)	$558,525

Exercise price is reported in U.S. Dollars (USD), except for those denoted in the following currency:

JPY	Japanese Yen

Credit Default Swap Contracts as of December 31, 2012 are as follows:
Reference Entity/ Swap Counterparty	Buy/Sell Credit Protection	Notional Amount (000’s)		Pay/ Receive Fixed Rate	Termination Date	Upfront Payment Received/ (Paid)	Value	Unrealized Appreciation (Depreciation)
Banco Bilbao Vizcaya Argentaria Senior Finance SAU:
UBS AG	Sell	125	EUR	3.0%	12/20/17	$4,874	$1,319	$6,193
UBS AG	Sell	125	EUR	3.0	12/20/17	5,012	1,319	6,331

Total		250	EUR			9,886	2,638	12,524
Banco Santander SA
UBS AG	Sell	250	EUR	3.0	9/20/17	(901)	5,048	4,147

Total		250	EUR			(901)	5,048	4,147
Barrick Gold Corp.
Deutsche Bank AG	Buy	5,140		1.0	3/20/18	(95,886)	87,731	(8,155)

Total		5,140				(95,886)	87,731	(8,155)
CDX Emerging Market Index, Series 18
Barclays Bank plc	Buy	5,700		5.0	12/20/17	739,448	(772,640)	(33,192)

Total		5,700				739,448	(772,640)	(33,192)
Computer Sciences Corp.
Credit Suisse International	Sell	5,140		1.0	3/20/18	98,547	(134,031)	(35,484)

Total		5,140				98,547	(134,031)	(35,484)

42	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Credit Default Swap Contracts: Continued
Reference Entity/ Swap Counterparty	Buy/Sell Credit Protection	Notional Amount (000’s)		Pay/ Receive Fixed Rate	Termination Date	Upfront Payment Received/ (Paid)	Value	Unrealized Appreciation (Depreciation)
Constellation Energy Group, Inc.
Goldman Sachs International	Buy	5,140		1.0%	3/20/18	$46,379	$(50,555)	$(4,176)

Total		5,140				46,379	(50,555)	(4,176)
Dell, Inc.
Goldman Sachs International	Buy	4,800		1.0	12/20/17	(361,560)	284,477	(77,083)

Total		4,800				(361,560)	284,477	(77,083)
Devon Energy Corp.
Deutsche Bank AG	Buy	5,140		1.0	3/20/18	21,536	(20,826)	710

Total		5,140				21,536	(20,826)	710
Expedia, Inc.
Credit Suisse International	Sell	4,860		1.0	12/20/17	135,108	(174,364)	(39,256)

Total		4,860				135,108	(174,364)	(39,256)
Hewlett-Packard Co.
Barclays Bank plc	Buy	5,110		1.0	12/20/17	(519,382)	482,477	(36,905)

Total		5,110				(519,382)	482,477	(36,905)
Istanbul Bond Co. SA for Finansbank AS
Morgan Stanley Capital Services, Inc.	Sell	3,100		1.3	3/24/13	—	(3,670)	(3,670)

Total		3,100				—	(3,670)	(3,670)
Peru (Republic of)
Deutsche Bank AG	Buy	2,885		1.0	3/20/18	10,130	(529)	9,601

Total		2,885				10,130	(529)	9,601
Portuguese Republic:
Deutsche Bank AG	Sell	4,860		5.0	12/20/17	(400,100)	338,979	(61,121)
JPMorgan Chase Bank NA	Sell	130		1.0	12/20/22	33,204	(31,419)	1,785
JPMorgan Chase Bank NA	Sell	130		1.0	12/20/22	33,526	(31,419)	2,107
UBS AG	Buy	395		1.0	12/20/17	(60,358)	53,756	(6,602)
UBS AG	Sell	135		1.0	12/20/22	36,525	(32,628)	3,897
UBS AG	Sell	395		1.0	12/20/22	102,821	(95,466)	7,355

Total		6,045				(254,382)	201,803	(52,579)
SLM Corp.
Goldman Sachs International	Buy	1,295	EUR	1.0	3/20/18	(113,707)	117,077	3,370

Total		1,295	EUR			(113,707)	117,077	3,370
Spain (Kingdom of):
Goldman Sachs International	Buy	1,655	EUR	1.0	3/20/23	(285,515)	282,318	(3,197)
UBS AG	Buy	250	EUR	1.0	9/20/17	(19,067)	19,901	834

Total		1,905	EUR			(304,582)	302,219	(2,363)
Valero Energy Corp.
Morgan Stanley Capital Services, Inc.	Sell	5,140		1.0	3/20/18	73,691	(79,093)	(5,402)

Total		5,140				73,691	(79,093)	(5,402)
Whirlpool Corp.
Bank of America NA	Sell	5,110		1.0	12/20/17	68,453	(66,055)	2,398

Total		5,110				68,453	(66,055)	2,398

		Grand Total Buys				(637,982)	483,187	(154,795)
		Grand Total Sells				190,760	(301,480)	(110,720)

		Total Credit Default Swaps				$(447,222)	$181,707	$(265,515)

43	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF INVESTMENTS    Continued

Footnotes to Statement of Investments Continued

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currency:

EUR	Euro

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)		Amount Recoverable*	Reference Asset Rating Range** (Unaudited)
Investment Grade Single Name Corporate Debt	500,000	EUR	$—	BBB to BBB-
Investment Grade Single Name Corporate Debt	25,110,000	USD	—	BBB to BBB-
Non-Investment Grade Single Name Corporate Debt	3,100,000	USD	—	BB+
Non-Investment Grade Sovereign Debt	790,000	USD	395,000	BB

Total USD	$29,000,000		$395,000

Total EUR	500,000	EUR	—

* Amounts recoverable includes potential payments from related purchased protection for instances where the Fund is the seller of protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

Interest Rate Swap Contracts as of December 31, 2012 are as follows:
Interest Rate/ Swap Counterparty	Notional Amount (000’s)		Paid by the Fund	Received by the Fund	Termination Date	Value
BZDI:
Bank of America NA	10,140	BRR	BZDI	8.090%	1/2/15	$48,861
Deutsche Bank AG	17,370	BRR	BZDI	8.080	1/2/15	93,083
Goldman Sachs International	21,700	BRR	BZDI	8.640	1/2/17	150,887
Goldman Sachs International	11,550	BRR	BZDI	8.080	1/2/15	54,724
Goldman Sachs International	17,430	BRR	BZDI	7.785	1/2/15	23,562

Total	78,190	BRR				371,117
Six-Month AUD BBR BBSW:
Bank of America NA	6,175	AUD	3.823%	Six-Month AUD BBR BBSW	12/4/22	(821)

Total where Fund pays a fixed rate	6,175	AUD				(821)

Bank of America NA	1,895	AUD	Six-Month AUD BBR BBSW	3.680	9/28/22	(18,731)
Bank of America NA	315	AUD	Six-Month AUD BBR BBSW	4.403	12/21/42	4,127

Total where Fund pays a variable rate	2,210	AUD				(14,604)

Total	8,385	AUD				(15,425)
Six-Month EUR EURIBOR
Bank of America NA	4,710	EUR	Six-Month EUR EURIBOR	1.734	10/2/22	134,885
Six-Month JPY BBA LIBOR
Barclays Bank plc	529,000	JPY	0.760	Six-Month JPY BBA LIBOR	12/5/22	40,167
Three-Month CAD BA CDOR:
Bank of America NA	6,220	CAD	1.538	Three-Month CAD BA CDOR	8/13/13	(18,136)
Bank of America NA	2,485	CAD	1.590	Three-Month CAD BA CDOR	8/7/14	(12,248)

Total where Fund pays a fixed rate	8,705	CAD				(30,384)

Bank of America NA	1,275	CAD	Three-Month CAD BA CDOR	2.079	7/11/22	(6,958)
Bank of America NA	1,275	CAD	Three-Month CAD BA CDOR	2.010	7/25/22	(15,914)

Total where Fund pays a variable rate	2,550	CAD				(22,872)

Total	11,255	CAD				(53,256)

44	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Interest Rate Swap Contracts Continued
Interest Rate/ Swap Counterparty	Notional Amount (000’s)	Paid by the Fund	Received by the Fund	Termination Date	Value
Three-Month USD BBA LIBOR:
Bank of America NA	$1,200	1.550%	Three-Month USD BBA LIBOR	7/27/22	$13,776
Bank of America NA	1,225	1.621	Three-Month USD BBA LIBOR	7/13/22	4,534
Citibank NA	5,140	0.813	Three-Month USD BBA LIBOR	10/18/17	(10,347)
Citibank NA	5,060	0.819	Three-Month USD BBA LIBOR	9/17/17	(21,459)

Total where Fund pays a fixed rate	12,625				(13,496)

Barclays Bank plc	6,425	Three-Month USD BBA LIBOR	1.681%	12/5/22	(65,212)

Total where Fund pays a variable rate	6,425				(65,212)

Total	19,050				(78,708)

		Total Interest Rate Swaps			$398,780

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

AUD	Australian Dollar
BRR	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
JPY	Japanese Yen

Abbreviations/Definitions are as follows:

BA CDOR	Canada Bankers Acceptances Deposit Offering Rate
BBA LIBOR	British Bankers’ Association London-Interbank Offered Rate
BBR BBSW	Bank Bill Swap Reference Rate (Australian Financial Market)
BZDI	Brazil Interbank Deposit Rate
EURIBOR	Euro Interbank Offered Rate

Total Return Swap Contracts as of December 31, 2012 are as follows:
Reference Entity/ Swap Counterparty	Notional Amount (000’s)		Paid by the Fund	Received by the Fund	Termination Date	Value
BOVESPA Futures Contract expiring 2/13/13
Goldman Sachs International	$1,641		If positive, Total Return of the BOVESPA Futures Contract expiring 2/13/13	If negative, the absolute value of the Total Return of the BOVESPA Futures Contract expiring 2/13/13	2/14/13	$(88,566)
Custom Basket of Securities:
Citibank NA	4,441	AUD	One-Month AUD BBA LIBOR plus 50 basis points and if negative, the absolute value of the Total Return of a Custom Basket of Securities	If positive, the Total Return of a Custom Basket of Securities	3/8/13	77,356
Citibank NA	4,601	CAD	One-Month CAD BA CDOR plus 30 basis points and if negative, the absolute value of the Total Return of a Custom Basket of Securities	If positive, the Total Return of a Custom Basket of Securities	3/6/13	51,567
Goldman Sachs International	36,547	HKD	One-Month HKD HIBOR HKAB plus 40 basis points and if negative, the absolute value of the Total Return of a Custom Basket of Securities	If positive, the Total Return of a Custom Basket of Securities	12/12/13	183,542
Goldman Sachs International	3,558		One-Month USD BBA LIBOR plus 25 basis points and if negative, the absolute value of the Total Return of a Custom Basket of Securities	If positive, the Total Return of a Custom Basket of Securities	12/6/13	194,551

45	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF INVESTMENTS    Continued

Footnotes to Statement of Investments Continued

Total Return Swap Contracts: Continued
Reference Entity/ Swap Counterparty	Notional Amount (000’s)		Paid by the Fund	Received by the Fund	Termination Date	Value
Custom Basket of Securities: Continued
Goldman Sachs International	$25,680		One-Month USD BBA LIBOR plus 18 basis points and if negative, the absolute value of the Total Return of a Custom Basket of Securities	If positive, the Total Return of a Custom Basket of Securities	12/6/13	$6,686
Morgan Stanley Capital Services, Inc.	1,483	GBP	One-Month GBP BBA LIBOR plus 50 basis points and if negative, the absolute value of the Total Return of a Custom Basket of Securities	If positive, the Total Return of a Custom Basket of Securities	7/10/13	(8,309)

				Reference Entity Total		505,393

HANG SENG Index futures contract expiring 1/30/13
Goldman Sachs International	26,101	HKD	If positive, Total Return of the HANG SENG Index Futures Contract expiring 1/30/13	If negative, the absolute value of the Total Return of the HANG SENG Index Futures Contract expiring 1/30/13	2/6/13	3,377

				Total of Total Return Swaps		$420,204

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

AUD	Australian Dollar
CAD	Canadian Dollar
GBP	British Pounds Sterling
HKD	Hong Kong Dollar

Abbreviations are as follows:

BA CDOR	Canada Bankers Acceptances Deposit offering Rate
BBA LIBOR	British Bankers’ Association London-Interbank Offered Rate
BOVESPA	Bovespa Index that trades on the Sao Paulo Stock Exchange
HANG SENG	Hang Seng Bank
HIBOR	Hong Kong Interbank Offered Rate
HKAB	Hong Kong Association of Banks

Volatility Swaps as of December 31, 2012 are as follows:
Reference Entity/ Swap Counterparty	Notional Amount (000’s)		Paid by the Fund	Received by the Fund	Termination Date	Value
AUD/CAD spot exchange rate
Credit Suisse International	52	AUD	The Historic Volatility of the mid AUD/CAD spot exchange rate during the period 12/21/12 to 1/24/13	4.800%	1/29/13	$(54,259)
CHF/NOK spot exchange rate
JPMorgan Chase Bank NA	48	CHF	The Historic Volatility of the mid CHF/NOK spot exchange rate during the period 11/30/12 to 1/3/13	3.950	1/7/13	(90,224)
CHF/SEK spot exchange rate:
Bank of America NA	48	CHF	7.100%	The Historic Volatility of the mid CHF/SEK spot exchange rate during the period 12/13/12 to 1/15/13	1/15/13	(38,316)

46	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Volatility Swaps: Continued
Reference Entity/ Swap Counterparty	Notional Amount (000’s)		Paid by the Fund	Received by the Fund	Termination Date	Value
CHF/SEK spot exchange rate: Continued
Credit Suisse International	47	CHF	7.250%	The Historic Volatility of the mid CHF/SEK spot exchange rate during the period 12/19/12 to 1/18/13	1/22/13	$(51,834)
Morgan Stanley Capital Services, Inc.	47	CHF	7.300	The Historic Volatility of the mid CHF/SEK spot exchange rate during the period 12/14/12 to 1/16/13	1/18/13	(48,001)

Reference Entity Total						(138,151)
EUR/NZD spot exchange rate:
Credit Suisse International	33	EUR	7.400	The Historic Volatility of the mid EUR/NZD spot exchange rate during the period 12/7/12 to 1/9/13	1/11/13	48,335
Goldman Sachs Bank USA	33	EUR	7.750	The Historic Volatility of the mid EUR/NZD spot exchange rate during the period 12/10/12 to 1/10/13	1/14/13	44,467

Reference Entity Total						92,802
EUR/USD spot exchange rate
Morgan Stanley Capital Services, Inc.	56		The Historic Volatility of the mid EUR/USD spot exchange rate during the period 12/26/12 to 1/24/13	7.500%	1/28/13	5,291
NZD/EUR spot exchange rate
Deutsche Bank AG	33	EUR	7.350	The Historic Volatility of the mid NZD/EUR spot exchange rate during the period 12/6/12 to 1/8/13	1/10/13	41,909
NZD/JPY spot exchange rate
Goldman Sachs Bank USA	82	NZD	The Historic Volatility of the mid NZD/JPY spot exchange rate during the period 12/3/12 to 1/3/13	10.200	1/7/13	(118,406)
NZD/JPY spot exchange rate
Bank of America NA	82	NZD	The Historic Volatility of the mid NZD/JPY spot exchange rate during the period 12/4/12 to 1/3/13	9.400	1/7/13	(189,473)
USD/AUD spot exchange rate:
Goldman Sachs Bank USA	56		The Historic Volatility of the mid USD/AUD spot exchange rate during the period 12/20/12 to 1/22/13	6.125	1/24/13	(19,062)
JPMorgan Chase Bank NA	56		The Historic Volatility of the mid USD/AUD spot exchange rate during the period 12/18/12 to 1/18/13	5.600	1/22/13	(40,096)

47	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF INVESTMENTS    Continued

Footnotes to Statement of Investments Continued

Volatility Swaps: Continued
Reference Entity/ Swap Counterparty	Notional Amount (000’s)	Paid by the Fund	Received by the Fund	Termination Date	Value
USD/AUD spot exchange rate: Continued
Royal Bank of Scotland plc (The)	$56	The Historic Volatility of the mid USD/AUD spot exchange rate during the period 12/17/12 to 1/18/13	5.750%	1/22/13	$(25,976)

Reference Entity Total					(85,134)
USD/CAD spot exchange rate
Royal Bank of Scotland plc (The)	56	The Historic Volatility of the mid USD/CAD spot exchange rate during the period 12/12/12 to 1/11/13	7.950	1/14/13	1,766
USD/EUR spot exchange rate:
Goldman Sachs Bank USA	56	The Historic Volatility of the mid USD/EUR spot exchange rate during the period 12/27/12 to 1/29/13	7.825	1/31/13	8,773
Goldman Sachs Bank USA	56	The Historic Volatility of the mid USD/EUR spot exchange rate during the period 12/31/12 to 1/31/13	7.450	2/4/13	—
Royal Bank of Scotland plc (The)	56	The Historic Volatility of the mid USD/EUR spot exchange rate during the period 12/28/12 to 1/31/13	7.950	2/4/13	7,035

Reference Entity Total					15,808
USD/EUR spot exchange rate
Deutsche Bank AG	56	The Historic Volatility of the mid USD/EUR spot exchange rate during the period 12/24/12 to 1/24/13	7.550	1/28/13	14,373
USD/JPY spot exchange rate
Credit Suisse International	56	The Historic Volatility of the mid USD/JPY spot exchange rate during the period 12/11/12 to 1/10/13	7.860	1/15/13	(58,817)

Total Volatility Swaps					$(562,515)

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

AUD	Australian Dollar
CHF	Swiss Franc
EUR	Euro
NZD	New Zealand Dollar

Abbreviations/Definitions are as follows:

CAD	Canadian Dollar
JPY	Japanese Yen
NOK	Norwegian Krone
SEK	Swedish Krona

48	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

The following table aggregates, as of period end, the amount receivable from/(payable to) each counterparty with whom the Fund has entered into a swap agreement. Swaps are individually disclosed in the preceding tables.

Swap Summary as of December 31, 2012 is as follows:
Swap Counterparty	Swap Type from Fund Perspective	Notional Amount (000’s)		Value
Bank of America NA:
	Credit Default Sell Protection	$5,110		$(66,055)
	Interest Rate	8,385	AUD	(15,425)
	Interest Rate	10,140	BRR	48,861
	Interest Rate	11,255	CAD	(53,256)
	Interest Rate	4,710	EUR	134,885
	Interest Rate	2,425		18,310
	Volatility	48	CHF	(38,316)
	Volatility	82	NZD	(189,473)

				(160,469)
Barclays Bank plc:
	Credit Default Buy Protection	10,810		(290,163)
	Interest Rate	529,000	JPY	40,167
	Interest Rate	6,425		(65,212)

				(315,208)
Citibank NA:
	Interest Rate	10,200		(31,806)
	Total Return	4,441	AUD	77,356
	Total Return	4,601	CAD	51,567

				97,117
Credit Suisse International:
	Credit Default Sell Protection	10,000		(308,395)
	Volatility	52	AUD	(54,259)
	Volatility	47	CHF	(51,834)
	Volatility	33	EUR	48,335
	Volatility	56		(58,817)

				(424,970)
Deutsche Bank AG:
	Credit Default Buy Protection	13,165		66,376
	Credit Default Sell Protection	4,860		338,979
	Interest Rate	17,370	BRR	93,083
	Volatility	33	EUR	41,909
	Volatility	56		14,373

				554,720
Goldman Sachs Bank USA:
	Volatility	33	EUR	44,467
	Volatility	82	NZD	(118,406)
	Volatility	168		(10,289)

				(84,228)
Goldman Sachs International:
	Credit Default Buy Protection	2,950	EUR	399,395
	Credit Default Buy Protection	9,940		233,922
	Interest Rate	50,680	BRR	229,173
	Total Return	62,648	HKD	186,919
	Total Return	30,879		112,671

				1,162,080

49	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF INVESTMENTS    Continued

Footnotes to Statement of Investments Continued

Swap Summary: Continued
Swap Counterparty	Swap Type from Fund Perspective	Notional Amount (000’s)		Value
JPMorgan Chase Bank NA:
	Credit Default Sell Protection	$260		$(62,838)
	Volatility	48	CHF	(90,224)
	Volatility	56		(40,096)

				(193,158)
Morgan Stanley Capital Services, Inc.:
	Credit Default Sell Protection	8,240		(82,763)
	Total Return	1,483	GBP	(8,309)
	Volatility	47	CHF	(48,001)
	Volatility	56		5,291

				(133,782)
Royal Bank of Scotland plc (The)	Volatility	168		(17,175)
UBS AG:
	Credit Default Buy Protection	250	EUR	19,901
	Credit Default Buy Protection	395		53,756
	Credit Default Sell Protection	500	EUR	7,686
	Credit Default Sell Protection	530		(128,094)

				(46,751)

	Total Swaps			$438,176

Notional amount is reported in U.S.Dollars (USD), except for those denoted in the following currencies:

AUD	Australian Dollar
BRR	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pounds Sterling
HKD	Hong Kong Dollar
JPY	Japanese Yen
NZD	New Zealand Dollar

As of December 31, 2012, the Fund had entered into the following written swaption contracts:
Reference Entity/ Swaption Counterparty	Swaption Description	Underlying Swap Type from Fund Perspective	Notional Amount (000’s)		Expiration Date	Premium Received	Value	Unrealized Appreciation (Depreciation)
Six-Month AUD BBR BBSW:
UBS AG	Interest Rate Swaption (European); Swap Terms: Paid: 3.80%; Received: Six-Month AUD BBR BBSW; Termination Date: 2/7/23	Interest Rate Swap; Pay Fixed	15,660	AUD	2/7/13	$232,885	$(156,371)	$76,514

		Total where Fund pays a fixed rate				232,885	(156,371)	76,514

UBS AG	Interest Rate Swaption (European); Swap Terms: Paid: Six-Month AUD BBR BBSW; Received: 3.88%; Termination Date: 1/25/23	Interest Rate Swap; Pay Floating	1,270	AUD	1/25/13	15,754	(5,742)	10,012

		Total where Fund pays a floating rate				15,754	(5,742)	10,012

					Total	248,639	(162,113)	86,526

50	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

As of December 31, 2012, the Fund had entered into the following written swaption contracts: Continued
Reference Entity/ Swaption Counterparty	Swaption Description	Underlying Swap Type from Fund Perspective	Notional Amount (000’s)		Expiration Date	Premium Received	Value	Unrealized Appreciation (Depreciation)
Six-Month EUR EURIBOR:
Bank of America NA	Interest Rate Swaption (European); Swap Terms: Paid: 2.86%; Received: Six-Month EUR EURIBOR; Termination Date: 4/18/23	Interest Rate Swap; Pay Fixed	15,050	EUR	4/19/13	$216,422	$(370,646)	$(154,224)
Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: 2.91%; Received: Six-Month EUR EURIBOR; Termination Date: 4/19/23	Interest Rate Swap; Pay Fixed	25,050	EUR	4/18/13	348,428	(706,858)	(358,430)
Goldman Sachs Bank USA	Interest Rate Swaption (European); Swap Terms: Paid: 2.919% ; Received: Six-Month EUR EURIBOR; Termination Date: 4/19/43	Interest Rate Swap; Pay Fixed	15,050	EUR	4/18/13	644,791	(738,490)	(93,699)

						1,209,641	(1,815,994)	(606,353)
Six-Month GBP BBA LIBOR:
Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: 1.85%; Received: Six-Month GBP BBA LIBOR; Termination Date: 5/20/23	Interest Rate Swap; Pay Fixed	13,000	GBP	5/3/13	166,587	(186,018)	(19,431)
JPMorgan Chase Bank NA	Interest Rate Swaption (European); Swap Terms: Paid: 3.231%; Received: Six-Month GBP BBA LIBOR; Termination Date: 2/14/43	Interest Rate Swap; Pay Fixed	500	GBP	2/15/13	49,596	(44,447)	5,149

		Total where Fund pays a fixed rate				216,183	(230,465)	(14,282)

Goldman Sachs Bank USA	Interest Rate Swaption (European); Swap Terms: Paid: Six-Month GBP BBA LIBOR; Received: 2.055%; Termination Date: 12/4/20	Interest Rate Swap; Pay Floating	5,020	GBP	12/7/15	189,330	(175,537)	13,793

		Total where Fund pays a floating rate				189,330	(175,537)	13,793

					Total	405,513	(406,002)	(489)
Three-Month CAD BA CDOR
Bank of America NA	Interest Rate Swaption (European); Swap Terms: Paid: Three-Month CAD BA CDOR; Received: 2.1025%; Termination Date: 1/16/23	Interest Rate Swap; Pay Floating	3,180	CAD	1/17/13	66,129	(41,859)	24,270
Three-Month USD BBA LIBOR:
Bank of America NA	Interest Rate Swaption (European); Swap Terms: Paid: 1.343%; Received: Three-Month USD BBA LIBOR; Termination Date: 2/5/20	Interest Rate Swap; Pay Fixed	33,500		2/4/13	304,850	(194,035)	110,815

		Total where Fund pays a fixed rate				304,850	(194,035)	110,815

51	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF INVESTMENTS    Continued

Footnotes to Statement of Investments Continued

As of December 31, 2012, the Fund had entered into the following written swaption contracts: Continued
Reference Entity/ Swaption Counterparty	Swaption Description	Underlying Swap Type from Fund Perspective	Notional Amount (000’s)	Expiration Date	Premium Received	Value	Unrealized Appreciation (Depreciation)
Three-Month USD BBA LIBOR: Continued
Bank of America NA	Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR;Received: 2.50%; Termination Date: 9/3/23	Interest Rate Swap; Pay Floating	$20,395	9/3/13	$336,518	$(187,707)	$148,811
Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 2.6775%; Termination Date: 12/16/25	Interest Rate Swap; Pay Floating	10,450	12/15/15	536,608	(553,185)	(16,577)
Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 2.25%; Termination Date: 11/24/20	Interest Rate Swap; Pay Floating	26,150	11/23/15	537,383	(567,167)	(29,784)
Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 3.10%; Termination Date: 4/27/22	Interest Rate Swap; Pay Floating	20,415	4/26/17	528,749	(522,430)	6,319
Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 1.935%; Termination Date: 9/30/20	Interest Rate Swap; Pay Floating	20,017	9/29/15	512,445	(497,379)	15,066
Goldman Sachs International	Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 1.875%; Termination Date: 9/24/20	Interest Rate Swap; Pay Floating	28,560	9/23/13	347,004	(233,232)	113,772

		Total where Fund pays a floating rate			2,798,707	(2,561,100)	237,607

				Total	3,103,557	(2,755,135)	348,422

		Total Written Swaptions			$5,033,479	$(5,181,103)	$(147,624)

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound Sterling

Abbreviations/Definitions are as follows:

BA CDOR	Canada Bankers Acceptances Deposit Offering Rate
BBA LIBOR	British Bankers’ Association London-Interbank Offered Rate
BBR BBSW	Bank Bill Swap Reference Rate (Australian Financial Market)
EURIBOR	Euro Interbank Offered Rate

52	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF  ASSETS AND LIABILITIES   December 31, 2012

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $2,566,744,356)	$2,613,685,534
Affiliated companies (cost $432,931,400)	436,542,786
Wholly-owned subsidiary (cost $1,500,000)	1,434,967
3,051,663,287
Cash	45,765
Cash used for collateral on OTC derivatives	111,720
Unrealized appreciation on foreign currency exchange contracts	9,056,616
Appreciated swaps, at value (net upfront payments paid $123,789)	1,402,298
Depreciated swaps, at value (upfront payments paid $1,722,801)	1,529,738
Receivables and other assets:
Interest, dividends and principal paydowns	29,499,566
Investments sold (including $16,533,671 sold on a when-issued or delayed delivery basis)	17,038,621
Shares of beneficial interest sold	1,414,706
Closed foreign currency contracts	1,054,219
Futures margins	399,782
Other	2,578,082
Total assets	3,115,794,400
Liabilities
Bank overdraft-foreign currencies (cost $2,590,489)	2,590,501
Appreciated options written, at value (premiums received $1,268,276)	453,800
Depreciated options written, at value (premiums received $456,379)	712,330
Appreciated swaptions written, at value (premiums received $2,583,260)	2,058,739
Depreciated swaptions written, at value (premiums received $2,450,219)	3,122,364
Unrealized depreciation on foreign currency exchange contracts	9,690,019
Appreciated swaps, at value (upfront payments received $306,195)	278,342
Depreciated swaps, at value (upfront payments received $1,093,173)	2,215,518
Payables and other liabilities:
Investments purchased (including $501,794,026 purchased on a when-issued or delayed delivery basis)	502,280,443
Shares of beneficial interest redeemed	3,096,060
Closed foreign currency contracts	2,744,413
Futures margins	1,888,722
Foreign capital gains tax	911,516
Distribution and service plan fees	389,088
Transfer and shareholder servicing agent fees	217,145
Shareholder communications	123,899
Trustees’ compensation	68,608
Other	235,737
Total liabilities	533,077,244
Net Assets	$2,582,717,156
Composition of Net Assets
Par value of shares of beneficial interest	$448,908
Additional paid-in capital	2,442,740,074
Accumulated net investment income	132,359,464
Accumulated net realized loss on investments and foreign currency transactions	(40,735,407)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	47,904,117
Net Assets	$2,582,717,156

53	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF  ASSETS AND LIABILITIES    Continued

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $741,996,174 and 130,893,580 shares of beneficial interest outstanding)	$5.67
Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $1,840,720,982 and 318,014,171 shares of beneficial interest outstanding)	$5.79

See accompanying Notes to Financial Statements.

54	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF  OPERATIONS    For the Year Ended December 31, 2012

Allocation of Income and Expenses from Master Funds[1]
Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC:
Interest	$5,056,704
Dividends	4,714
Expenses[2]	(238,546)
Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC	4,822,872
Net investment income allocated from Oppenheimer Master Loan Fund, LLC:
Interest	23,288,563
Dividends	27,474
Expenses[3]	(1,056,490)
Net investment income allocated from Oppenheimer Master Loan Fund, LLC	22,259,547
Total allocation of net investment income from master funds	27,082,419
Investment Income
Interest (net of foreign withholding taxes of $57,755)	128,345,275
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $2,358)	183,031
Affiliated companies	142,534
Fee income on when-issued securities	4,653,359
Total investment income	133,324,199
Expenses
Management fees	13,867,182
Distribution and service plan fees—Service shares	4,289,482
Transfer and shareholder servicing agent fees:
Non-Service shares	690,089
Service shares	1,715,312
Shareholder communications:
Non-Service shares	81,051
Service shares	202,206
Custodian fees and expenses	291,898
Trustees’ compensation	58,504
Administration service fees	1,500
Other	238,616
Total expenses	21,435,840
Less waivers and reimbursements of expenses	(1,291,417)
Net expenses	20,144,423
Net Investment Income	140,262,195

55	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF  OPERATIONS    Continued

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies (including premiums on options and swaptions exercised) (net of foreign capital gains tax of $282,000)	$(17,842,670)
Distributions received from affiliated companies	10,085
Closing and expiration of option contracts written	12,537,661
Closing and expiration of swaption contracts written	10,464,267
Closing and expiration of futures contracts	3,640,584
Foreign currency transactions	(40,247,900)
Swap contracts	216,818
Net realized loss allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	(2,117,483)
Oppenheimer Master Loan Fund, LLC	(2,074,299)
Total net realized loss	(35,412,937)
Net change in unrealized appreciation/depreciation on:
Investments (net of foreign capital gains tax of $861,091)	155,173,767
Translation of assets and liabilities denominated in foreign currencies	29,913,306
Futures contracts	(3,402,379)
Option contracts written	(549,703)
Swaption contracts written	(767,560)
Swap contracts	(1,223,186)
Net change in unrealized appreciation/deprecation allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	2,482,399
Oppenheimer Master Loan Fund, LLC	10,668,786
Total net change in unrealized appreciation/depreciation	192,295,430
Net Increase in Net Assets Resulting from Operations	$297,144,688

1. The Fund invests in certain affiliated mutual funds that expect to be treated as partnerships for tax purposes. See Note 1 of the accompanying Notes.

2. Net of expense waivers and/or reimbursements of $2,327.

3. Net of expense waivers and/or reimbursements of $13,584.

See accompanying Notes to Financial Statements.

56	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENTS OF  CHANGES IN NET ASSETS

	Year Ended December 31, 2012	Year Ended December 30, 2011[1]
Operations
Net investment income	$140,262,195	$149,720,270
Net realized gain (loss)	(35,412,937)	38,586,175
Net change in unrealized appreciation/depreciation	192,295,430	(168,669,648)
Net increase in net assets resulting from operations	297,144,688	19,636,797
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(41,097,829)	(23,004,040)
Service shares	(95,632,597)	(46,831,691)
	(136,730,426)	(69,835,731)
Distributions from net realized gain:
Non-Service shares	(7,582,316)	(8,843,118)
Service shares	(18,415,501)	(20,376,612)
	(25,997,817)	(29,219,730)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares	56,198,952	(39,359,888)
Service shares	139,111,661	(10,325,962)
	195,310,613	(49,685,850)
Net Assets
Total increase (decrease)	329,727,058	(129,104,514)
Beginning of period	2,252,990,098	2,382,094,612
End of period (including accumulated net investment income of $132,359,464 and $151,980,652, respectively)	$2,582,717,156	$2,252,990,098

1. December 30, 2011 represents the last business day of the fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

57	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

FINANCIAL  HIGHLIGHTS

	Year Ended December 31,	Year Ended December 30,	Year Ended December 31,
Non-Service Shares	2012	2011[1]	2010	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$5.38	$5.58	$5.30	$4.49	$5.56
Income (loss) from investment operations:
Net investment income[2]	.33	.36	.34	.30	.30
Net realized and unrealized gain (loss)	.36	(.31)	.40	.53	(1.04)
Total from investment operations	.69	.05	.74	.83	(.74)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.34)	(.18)	(.46)	(.02)	(.27)
Distributions from net realized gain	(.06)	(.07)	—	— [3]	(.06)
Total dividends and distributions to shareholders	(.40)	(.25)	(.46)	(.02)	(.33)
Net asset value, end of period	$5.67	$5.38	$5.58	$5.30	$4.49
Total Return, at Net Asset Value[4]	13.53%	0.85%	14.97%	18.83%	(14.21)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$741,996	$648,084	$711,755	$757,772	$648,570
Average net assets (in thousands)	$690,351	$694,868	$737,071	$681,926	$753,062
Ratios to average net assets:[5,6]
Net investment income	6.01%	6.50%	6.47%	6.20%	5.78%
Total expenses	0.77%[7]	0.77%[7]	0.75%[8]	0.67%[8]	0.59%[8]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.71%[9]	0.71%[9]	0.71%	0.64%	0.57%
Portfolio turnover rate[10]	78%	49%	99%	110%	86%

1. December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

7. Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2012	0.78%
Year Ended December 30, 2011	0.78%

8. Total expenses including all affiliated fund expenses were as follows:

Year Ended December 31, 2010	0.75%
Year Ended December 31, 2009	0.68%
Year Ended December 31, 2008	0.60%

9. Ratio including expenses of the wholly-owned subsidiary and indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2012	0.72%
Year Ended December 30, 2011	0.72%

10. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended December 31, 2012	$3,862,820,437	$3,466,796,223
Year Ended December 30, 2011	$1,050,654,783	$1,039,506,614
Year Ended December 31, 2010	$1,034,550,699	$1,085,289,655
Year Ended December 31, 2009	$1,909,574,925	$1,836,038,328
Year Ended December 31, 2008	$634,319,548	$594,845,589

See accompanying Notes to Financial Statements.

58	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

FINANCIAL  HIGHLIGHTS    Continued

	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31,
Service Shares			2010	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$5.49	$5.68	$5.38	$4.56	$5.65
Income (loss) from investment operations:
Net investment income[2]	.33	.35	.33	.29	.29
Net realized and unrealized gain (loss)	.36	(.31)	.42	.54	(1.06)
Total from investment operations	.69	.04	.75	.83	(.77)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.33)	(.16)	(.45)	(.01)	(.26)
Distributions from net realized gain	(.06)	(.07)	—	— [3]	(.06)
Total dividends and distributions to shareholders	(.39)	(.23)	(.45)	(.01)	(.32)
Net asset value, end of period	$5.79	$5.49	$5.68	$5.38	$4.56
Total Return, at Net Asset Value[4]	13.15%	0.65%	14.77%	18.41%	(14.49)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,840,721	$1,604,906	$1,670,340	$3,656,726	$2,810,315
Average net assets (in thousands)	$1,715,995	$1,673,715	$2,485,427	$3,143,836	$3,152,967
Ratios to average net assets:[5,6]
Net investment income	5.76%	6.25%	6.15%	5.95%	5.54%
Total expenses	1.02%[7]	1.02%[7]	0.99%[8]	0.92%[8]	0.84%[8]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.96%[9]	0.96%[9]	0.95%	0.89%	0.82%
Portfolio turnover rate[10]	78%	49%	99%	110%	86%

1. December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

7. Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2012	1.03%
Year Ended December 30, 2011	1.03%

8. Total expenses including all affiliated fund expenses were as follows:

Year Ended December 31, 2010	0.99%
Year Ended December 31, 2009	0.93%
Year Ended December 31, 2008	0.85%

9. Ratio including expenses of the wholly-owned subsidiary and indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2012	0.97%
Year Ended December 30, 2011	0.97%

10. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended December 31, 2012	$3,862,820,437	$3,466,796,223
Year Ended December 30, 2011	$1,050,654,783	$1,039,506,614
Year Ended December 31, 2010	$1,034,550,699	$1,085,289,655
Year Ended December 31, 2009	$1,909,574,925	$1,836,038,328
Year Ended December 31, 2008	$634,319,548	$594,845,589

See accompanying Notes to Financial Statements.

59	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO  FINANCIAL STATEMENTS

1. Significant Accounting Policies

Oppenheimer Global Strategic Income Fund/VA (the “Fund”) is a separate series of Oppenheimer Variable Account Funds, a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).

The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies consistently followed by the Fund.

Previous Annual Period. The last day of the Fund’s fiscal year was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations. The Fund records a realized gain or loss when a structured security is sold or matures.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of December 31, 2012, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$501,794,026
Sold securities	16,533,671

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar

60	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of December 31, 2012 is as follows:

Cost	$29,390,735
Market Value	$6,605,850
Market Value as a % of Net Assets	0.26%

Investment in Oppenheimer Global Strategic Income Fund (Cayman) Ltd. The Fund has established a Cayman Islands company that is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity related futures, options and swap contracts), exchange traded funds and certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. Investments in the Subsidiary are expected to provide the Fund with exposure to commodities markets within the limitations of the federal tax requirements that apply to the Fund. The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund. The Fund wholly owns and controls the Subsidiary, and the Fund and Subsidiary are both managed by the Manager.

The Fund does not consolidate the assets, liabilities, capital or operations of the Subsidiary into its financial statements. Rather, the Subsidiary is separately presented as an investment in the Fund’s Statement of Investments. Shares of the Subsidiary are valued at their net asset value per share. Gains or losses on withdrawals of capital from the Subsidiary by the Fund are recognized on an average cost basis. Unrealized appreciation or depreciation on the Fund’s investment in the Subsidiary is recorded in the Fund’s Statement of Assets and Liabilities and the Fund’s Statement of Operations. Distributions received from the Subsidiary are recorded as income on the ex-dividend date.

For tax purposes, the Subsidiary is an exempted Cayman investment company. The Subsidiary has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes through September of 2030. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, the Subsidiary is a Controlled Foreign Corporation and as such is not subject to U.S. income tax. However, as a wholly-owned Controlled Foreign Corporation, the Subsidiary’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the Fund’s investment company taxable income. For the year ended December 31, 2012, the Subsidiary has a deficit of $47,552 in its taxable earnings and profits. In addition, any in-kind capital contributions made by the Fund to the Subsidiary will result in the Fund recognizing taxable gain to

61	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO  FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

the extent of unrealized gain, if any, on securities transferred to the Subsidiary while any unrealized losses on securities so transferred will not be recognized at the time of transfer.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Investment in Oppenheimer Master Funds. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC and Oppenheimer Master Event-Linked Bond Fund, LLC (the “Master Funds”). Each Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Master Fund than in another, the Fund will have greater exposure to the risks of that Master Fund.

The investment objective of Oppenheimer Master Loan Fund, LLC is to seek as high a level of current income and preservation of capital as is consistent with investing primarily in loans and other debt securities. The investment objective of Oppenheimer Master Event-Linked Bond Fund, LLC is to seek a high level of current income principally derived from interest on debt securities. The Fund’s investments in the Master Funds are included in the Statement of Investments. The Fund recognizes income and gain/(loss) on its investments in each Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Funds. As a shareholder, the Fund is subject to its proportional share of the Master Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Funds.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

62	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2]	Net Unrealized Appreciation Based on Cost of Securities and Other Investments forFederal Income Tax Purposes
$120,250,280	$—	$30,263,215	$56,927,747

1. As of December 31, 2012, the Fund had $30,263,215 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring
2015	$5,751,368
2016	3,339,490
No expiration	21,172,357

Total	$30,263,215

Of these losses, $13,943,514 are subject to Sec. 382 loss limitation rules resulting from merger activity. These limitations generally reduce the utilization of these losses to a maximum of $3,339,490 per year.

2. During the fiscal year ended December 31, 2012, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for December 31, 2012. Net assets of the Fund were unaffected by the reclassifications.

Increase to Paid-in Capital	Reduction to Accumulated Net Investment Income	Reduction to Accumulated Net Realized Loss on Investments
$13,763,668	$23,152,957	$9,389,289

63	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO  FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

The tax character of distributions paid during the years ended December 31, 2012 and December 30, 2011 was as follows:

	Year Ended December 31, 2012	Year Ended December 30, 2011
Distributions paid from:
Ordinary income	$148,472,568	$69,835,731
Long-term capital gain	14,255,675	29,219,730

Total	$162,728,243	$99,055,461

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2012 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$2,994,359,724
Federal tax cost of other investments	(602,985,170)

Total federal tax cost	$2,391,374,554

Gross unrealized appreciation	$225,474,099
Gross unrealized depreciation	(168,546,352)

Net unrealized appreciation	$56,927,747

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the

64	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold (except for the investments in the Subsidiary) are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers,

65	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO  FINANCIAL STATEMENTS    Continued

2. Securities Valuation Continued

the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at

66	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of December 31, 2012 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Wholly-Owned Subsidiary	$—	$1,434,967	$—	$1,434,967
Asset-Backed Securities	—	59,567,699	13,833,500	73,401,199
Corporate Loans	—	31,288,907	4,212,575	35,501,482
Mortgage-Backed Obligations	—	873,061,311	4,785,844	877,847,155
U.S. Government Obligations	—	107,462,179	—	107,462,179
Foreign Government Obligations	—	677,647,810	—	677,647,810
Loan Participations	—	2,286,600	—	2,286,600
Corporate Bonds and Notes	—	748,152,511	1,357,068	749,509,579
Preferred Stocks	—	2,577,342	2,778,825	5,356,167
Common Stocks	1,423,249	1,035,957	2,939,696	5,398,902
Rights, Warrants and Certificates	—	—	816	816
Structured Securities	—	52,489,573	19,537,403	72,026,976

67	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO  FINANCIAL STATEMENTS    Continued

2. Securities Valuation Continued

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value Continued
Options Purchased	$421,131	$1,821,234	$—	$2,242,365
Swaptions Purchased	—	5,004,304	—	5,004,304
Investment Companies	44,214,104	392,328,682	—	436,542,786

Total Investments, at Value	46,058,484	2,956,159,076	49,445,727	3,051,663,287
Other Financial Instruments:
Appreciated swaps, at value	—	1,402,298	—	1,402,298
Depreciated swaps, at value	—	1,529,738	—	1,529,738
Futures margins	399,782	—	—	399,782
Foreign currency exchange contracts	—	9,056,616	—	9,056,616

Total Assets	$46,458,266	$2,968,147,728	$49,445,727	$3,064,051,721

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$—	$—	$—
Appreciated swaps, at value	—	(278,342)	—	(278,342)
Depreciated swaps, at value	—	(2,215,518)	—	(2,215,518)
Appreciated options written, at value	(48,494)	(405,306)		(453,800)
Depreciated options written, at value	(135,079)	(577,251)	—	(712,330)
Appreciated swaptions written, at value	—	(2,058,739)	—	(2,058,739)
Depreciated swaptions written, at value	—	(3,122,364)	—	(3,122,364)
Futures margins	(1,888,722)	—	—	(1,888,722)
Foreign currency exchange contracts	—	(9,690,019)	—	(9,690,019)

Total Liabilities	$(2,072,295)	$(18,347,539)	$—	$(20,419,834)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 2*	Transfers into Level 3*
Assets Table
Investments, at Value:
Corporate Bonds and Notes	$(792,000)	$792,000
Mortgage-Backed Obligations	(4,698,349)	4,698,349
Preferred Stocks	—	—
Common Stocks	(2,587,696)	2,587,696
Structured Securities	(19,001,064)	19,001,064

Total Assets	$(27,079,109)	$27,079,109

* Transferred from Level 2 to Level 3 because of the lack of observable market data.

68	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

The following is a reconciliation of assets in which significant unobservable inputs (level 3) were used in determining fair value:

	Value as of December 30, 2011	Realized gain (loss)	Change in unrealized appreciation/ depreciation	Accretion/ (amortization) of premium/discount[a]	Purchases
Assets Table
Investments, at Value:
Asset-Backed Securities	$11,861,100	$(1,820,063)	$3,739,995	$52,468	$—
Common Stocks	209,932	—	(3,047,279)	—	3,189,347
Corporate Bonds and Notes	—	—	(198,981)	6,130	757,919
Corporate Loans	—	—	(37,738)	—	4,250,313
Mortgage-Backed Obligations	1,423,222	(56,547)	(762,674)	(35,682)	584,494
Preferred Stocks	2,968,560	(457,765)	665,165	—	723,600
Rights, Warrants, and Certificates	420	—	(3,168,099)	—	3,168,495
Structured Securities	7,194,032	(8,636,774)	6,320,704	451,777	—

Total Assets	$23,657,266	$(10,971,149)	$3,511,093	$474,693	$12,674,168

	Sales	Transfers into Level 3	Transfers out of Level 3	Value as of December 31, 2012
Assets Table (continued)
Investments, at Value:
Asset-Backed Securities	$—	$—	$—	$13,833,500
Common Stocks	—	2,587,696	—	2,939,696
Corporate Bonds and Notes	—	792,000	—	1,357,068
Corporate Loans	—	—	—	4,212,575
Mortgage-Backed Obligations	(1,065,318)	4,698,349	—	4,785,844
Preferred Stocks	(1,120,735)	—	—	2,778,825
Rights, Warrants, and Certificates	—	—	—	816
Structured Securities	(4,793,400)	19,001,064	—	19,537,403

Total Assets	$(6,979,453)	$27,079,109	$—	$49,445,727

a. Included in net investment income.

The total change in unrealized appreciation/depreciation included in the Statement of Operations attributable to level 3 investments still held at December 31, 2012 includes:

Change in unrealized appreciation/depreciation
Asset-Backed Securities	$1,919,932
Common Stocks	(3,047,279)
Preferred Stocks	665,165
Corporate Bonds and Notes	(198,981)
Corporate Loans	(37,738)
Mortgage-Backed Obligations	56,962
Rights, Warrants and Certificates	(3,168,099)
Structured Securities	1,041,984

Total	$(2,768,054)

69	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO  FINANCIAL STATEMENTS    Continued

2. Securities Valuation Continued

The following table summarizes the valuation techniques and significant unobservable inputs used in determining fair value measurements for those investments classified as Level 3 as of December 31, 2012:

	Value as of December 31, 2012	Valuation Technique	Unobservable Input	Range of Unobservable Inputs	Unobservable Input Used
Assets Table
Investments, at Value:
Asset-Backed Securities	$13,833,500	Broker quotes	Broker Bid	N/A	N/A (a	)
Corporate Loans	4,212,575	Discount to appraised value	Discount rate Appraisal of Collateral	N/A $30—35 million	35% $32.5 million (b	)
Mortgage-Backed Obligations	4,278,799	Broker quotes through Pricing Service	Broker Bid	N/A	N/A (c	)
Mortgage-Backed Obligations	507,045	Broker quotes	Broker Bid and Ask	N/A	N/A (c	)
Corporate Bonds and Notes	817,068	Cost	N/A	N/A	97% of par (d	)
Corporate Bonds and Notes	540,000	Market Comparables	Broker Bid	N/A	7.5% of par (e	)
Preferred Stocks	2,778,825	Broker quotes	Broker Bid and Ask	N/A	N/A (c	)
Common Stock	2,527,654	Broker quotes	Proprietary model	N/A	N/A (c	)
Common Stock	268,088	Broker quotes	Broker Bid and Ask	N/A	N/A (c	)
Common Stock	143,954	Broker quotes through Pricing Service	Proprietary model	N/A	N/A (c	)
Rights, Warrants and Certificates	816	Estimated Recovery proceeds	Nominal value	N/A	0.01% of par (f	)
Structured securities	19,501,016	Broker quotes	Proprietary model	N/A	N/A (c	)
Structured securities	36,387	Estimated Recovery proceeds	Probability of favorable litigation outcome	N/A	10% of par (g	)

Total	$49,445,727

(a) The Fund fair values certain asset-backed securities using broker-dealer price quotations provided on a monthly basis. The Manager periodically reviews broker methodologies and inputs to confirm they are determined using unobservable inputs and have been appropriately classified. Such securities’ fair valuations could change significantly based on changes in unobservable inputs used by the broker.

(b) The Fund fair values its proportionate ownership of certain loans at a discount to an appraised value of underlying collateral to reflect the age of the appraisal, uncertainty of the sales price as compared to the appraised value, and illiquidity. A significant decrease (increase) to the discount rate, or a significant increase (decrease) to the underlying collateral’s appraised value, will result in a significant increase (decrease) to the fair value of the investment.

(c) Securities classified as Level 3 whose unadjusted values were provided by a pricing service or broker-dealer for which such inputs are unobservable. The Manager periodically reviews pricing vendor and broker methodologies and inputs to confirm they are determined using unobservable inputs and have been appropriately classified. Such securities’ fair valuations could change significantly based on changes in unobservable inputs used by the pricing service or broker.

(d) The Fund fair values certain corporate bonds received through bankruptcy distributions using prior transaction price (acquisition cost). The Manager monitors such investments for additional market information or the occurrence of a significant event which would warrant a re-evaluation of the security’s fair valuation.

(e) The Fund fair values certain corporate bonds using the issuing company’s public debt as a comparable. Given the uncertainty of recovery value, the bid quote of the company’s debt was used. A significant increase (decrease) to the broker’s bid on the company’s public debt will result in an significant increase (decrease) to the value of the investment.

(f) The Fund fair values certain warrants received through bankruptcy distributions using a nominal value as a percentage of par of the bonds previously held to reflect the low probability of future value. The Manager monitors such investments for additional market information or the occurrence of a significant event which would warrant a re-evaluation of the security’s fair valuation.

(g) The Fund fair values certain structured securities using a discount to par to reflect the low probability of future distributions resulting from litigation. A significant increase (decrease) to the estimated probability of cash flows resulting from the litigation proceedings will result in a significant increase (decrease) to the value of the investment.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

The net asset value per share of the Subsidiary is determined as of the close of the Exchange, on each day the Exchange is open for trading. The net asset value per share is determined by dividing the value of the Subsidiary’s net assets by the number of shares that are outstanding. The Subsidiary values its investments in the same manner as the Fund as described above.

70	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2012		Year Ended December 30, 2011
	Shares	Amount	Shares	Amount
Non-Service Shares
Sold	11,893,556	$65,980,860	11,331,249	$62,405,055
Dividends and/or distributions reinvested	9,254,780	48,680,145	5,843,515	31,847,158
Acquisition—Note 9	9,127,251	50,838,789	—	—
Redeemed	(19,793,962)	(109,300,842)	(24,340,756)	(133,612,101)

Net increase (decrease)	10,481,625	$56,198,952	(7,165,992)	$(39,359,888)

Service Shares
Sold	29,727,051	$168,387,762	30,704,662	$172,623,711
Dividends and/or distributions reinvested	21,198,531	114,048,098	12,087,824	67,208,303
Acquisition—Note 9	10,563,745	60,107,709	—	—
Redeemed	(35,968,087)	(203,431,908)	(44,589,582)	(250,157,976)

Net increase (decrease)	25,521,240	$139,111,661	(1,797,096)	$(10,325,962)

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in the Subsidiary and IMMF, for the year ended December 31, 2012, were as follows:

	Purchases	Sales
Investment securities	$1,223,283,601	$1,205,299,167
U.S. government and government agency obligations	287,859,030	280,456,208
To Be Announced (TBA) mortgage-related securities	3,862,820,437	3,466,796,223

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $200 million	0.60
Over $1 billion	0.50

Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. For the year ended December 31, 2012, the Fund paid $2,379,561 to OFS for services to the Fund.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) in accordance with Rule 12b-1 under the Investment Company Act of 1940 for Service shares to pay OppenheimerFunds

71	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO  FINANCIAL STATEMENTS    Continued

5. Fees and Other Transactions with Affiliates Continued

Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding expenses incurred directly or indirectly by the Fund as a result of investments in wholly-owned subsidiaries and pooled investment vehicles; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.75% for Non-Service shares and 1.00% for Service shares. During the year ended December 31, 2012, the Manager reimbursed the Fund $5,488 and $13,862 for Non-Service and Service shares, respectively.

The Manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary and may not be terminated unless approved by the Fund’s Board of Trustees. During the year ended December 31, 2012, the Manager waived $10,926.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in IMMF, Oppenheimer Short Duration Fund and the Master Funds. During the year ended December 31, 2012, the Manager waived fees and/or reimbursed the Fund $1,261,141 for management fees.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

72	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of December 31, 2012, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $19,868,409, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. master agreements, which allow the Fund to net unrealized appreciation and depreciation for certain positions in swaps, over-the-counter options, swaptions, and forward currency exchange contracts for each individual counterparty. The amount of loss that the Fund would incur taking into account these master netting arrangements would be $8,516,456 as of December 31, 2012. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to International Swap and Derivatives Association, Inc. master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

73	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO  FINANCIAL STATEMENTS    Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

As of December 31, 2012 the Fund has required certain counterparties to post collateral of $8,479,291.

Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

As of December 31, 2012, the aggregate fair value of derivative instruments with credit related contingent features in a net liability position was $8,377,173 for which the Fund has posted collateral of $9,335,399. If a contingent feature would have been triggered as of December 31, 2012, the Fund could have been required to pay this amount in cash to its counterparties. If the Fund fails to perform under these contracts and agreements, the cash and/or securities posted as collateral will be made available to the counterparty. Cash posted as collateral for these contracts, if any, is reported on the Statement of Assets and Liabilities; securities posted as collateral, if any, are reported on the Statement of Investments.

Valuations of derivative instruments as of December 31, 2012 are as follows:

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value		Statement of Assets and Liabilities Location	Value
Credit contracts	Appreciated swaps, at value	$144,664		Appreciated swaps, at value	$278,342
Credit contracts	Depreciated swaps, at value	1,529,738		Depreciated swaps, at value	1,214,353
Equity contracts	Appreciated swaps, at value	517,079		Depreciated swaps, at value	96,875
Interest rate contracts	Appreciated swaps, at value	568,606		Depreciated swaps, at value	169,826
Volatility contracts	Appreciated swaps, at value	171,949		Depreciated swaps, at value	734,464
Equity contracts	Futures margins	31,291	*	Futures margins	1,182,543	*
Foreign exchange contracts	Futures margins	16,553	*	Futures margins	16,875	*
Interest rate contracts	Futures margins	351,938	*	Futures margins	689,304	*
Foreign exchange contracts	Closed currency contracts	1,054,219		Closed currency contracts	2,744,413
Foreign exchange contracts	Unrealized appreciation on foreign currency exchange contracts	9,056,616		Unrealized depreciation on foreign currency exchange contracts	9,690,019
Foreign exchange contracts				Appreciated options written, at value	412,081
Foreign exchange contracts				Depreciated options written, at value	614,239
Interest rate contracts				Appreciated options written, at value	41,719
Interest rate contracts				Depreciated options written, at value	98,091
Interest rate contracts				Appreciated swaptions written, at value	2,058,739
Interest rate contracts				Depreciated swaptions written, at value	3,122,364
Foreign exchange contracts	Investments, at value	1,979,553	**
Interest rate contracts	Investments, at value	5,267,116	**

Total		$20,689,322			$23,164,247

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

**Amounts relate to purchased options and purchased swaptions.

74	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments from unaffiliated companies (including premiums on options exercised)*	Closing and expiration of swaption contracts written	Closing and expiration of option contracts written	Closing and expiration of futures contracts	Foreign currency transactions	Swap contracts	Total
Credit contracts	$(5,339,295)	$412,955	$—	$—	$—	$(2,985,354)	$(7,911,694)
Equity contracts	—	—	—	(6,617,570)	—	874,210	(5,743,360)
Foreign exchange contracts	(7,842,413)	—	7,585,231	451,729	(10,028,584)	16,034	(9,818,003)
Interest rate contracts	(23,804,536)	10,051,312	4,952,430	9,366,766	—	(296,886)	269,086
Volatility contracts	—	—	—	439,659	—	2,608,814	3,048,473

Total	$(36,986,244)	$10,464,267	$12,537,661	$3,640,584	$(10,028,584)	$216,818	$(20,155,498)

*Includes purchased option contracts, purchased swaption contracts and written option contracts exercised, if any.

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments*	Option contracts written	Swaption contracts written	Futures contracts	Translation of assets and liabilities denominated in foreign currencies	Swap contracts	Total
Credit contracts	$—	$—	$—	$—	$—	$(315,476)	$(315,476)
Equity contracts	—	—	—	(300,562)	—	50,840	(249,722)
Foreign exchange contracts	597,232	(237,646)	—	(51,728)	2,102,514	573	2,410,945
Interest rate contracts	(2,176,949)	(312,057)	(767,560)	(3,050,089)	—	(134,107)	(6,440,762)
Volatility contracts	—	—	—	—	—	(825,016)	(825,016)

Total	$(1,579,717)	$(549,703)	$(767,560)	$(3,402,379)	$2,102,514	$(1,223,186)	$(5,420,031)

*Includes purchased option contracts and purchased swaption contracts, if any.

Foreign Currency Exchange Contracts

The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.

The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for or sell currencies to acquire related foreign securities purchase and sale transactions, respectively, or to convert foreign currencies to U.S. dollars from related foreign securities transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.

75	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO  FINANCIAL STATEMENTS    Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the year ended December 31, 2012, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $304,248,255 and $632,014,969, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a financial instrument, or currency, at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.

Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

The Fund has purchased futures contracts on various equity indexes to increase exposure to equity risk.

The Fund has sold futures contracts on various equity indexes to decrease exposure to equity risk.

The Fund has purchased futures contracts on various currencies to increase exposure to foreign exchange rate risk.

The Fund has sold futures contracts on various currencies to decrease exposure to foreign exchange rate risk.

The Fund has sold futures contracts, which have values that are linked to the price movement of the related volatility indexes, in order to decrease exposure to volatility risk.

During the year ended December 31, 2012, the Fund had an ending monthly average market value of $269,369,878 and $342,818,391 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

76	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

The Fund has purchased call options on currencies to increase exposure to foreign exchange rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased call options on treasury and/or euro futures to increase exposure to interest rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on treasury and/or euro futures to decrease exposure to interest rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the year ended December 31, 2012, the Fund had an ending monthly average market value of $2,994,382 and $1,030,725 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has written call options on treasury and/or euro futures to decrease exposure to interest rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has written put options on treasury and/or euro futures to increase exposure to interest rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

During the year ended December 31, 2012, the Fund had an ending monthly average market value of $588,395 and $980,124 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.

77	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO  FINANCIAL STATEMENTS    Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

Written option activity for the year ended December 31, 2012 was as follows:

	Call Options		Put Options
	Number of Contracts	Amount of Premiums	Number of Contracts	Amount of Premiums
Options outstanding as of December 30, 2011	115,871,391,682	$2,007,763	134,242,404,666	$1,464,690
Options written	43,523,916,313	11,262,642	12,267,498,770	15,451,116
Options closed or expired	(149,178,257,053)	(11,470,720)	(139,793,328,592)	(15,230,222)
Options exercised	(8,581,515,000)	(1,054,515)	(4,571,255,445)	(706,099)

Options outstanding as of December 31, 2012	1,635,535,942	$745,170	2,145,319,399	$979,485

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.

Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The values of swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities by contracts in unrealized appreciation and depreciation positions. Upfront payments paid or received, if any, affect the value of the respective swap. Therefore, to determine the unrealized appreciation (depreciation) on swaps, upfront payments paid should be subtracted from, while upfront payments received should be added to, the value of contracts reported as an asset on the Statement of Assets and Liabilities. Conversely, upfront payments paid should be added to, while upfront payments received should be subtracted from the value of contracts reported as a liability. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security sovereign debt, or a basket of securities (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at

78	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations.

The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual securities and/or, indexes that are either unavailable or considered to be less attractive in the bond market.

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and/or, indexes.

For the year ended December 31, 2012, the Fund had ending monthly average notional amounts of $44,365,745 and $37,846,026 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

For the year ended December 31, 2012, the Fund had ending monthly average notional amounts of $32,330,764 and $68,837,744 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate or index) and the other on the total return of a reference asset (such as a security or a basket of securities). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or, include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund has entered into total return swaps on various equity securities or indexes to increase exposure to equity risk. These equity risk related total return swaps require the Fund to pay a floating reference interest rate, or an amount equal to the negative price movement of securities or an index multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index multiplied by the notional amount of the contract.

The Fund has entered into total return swaps on various equity securities or indexes to decrease exposure to equity risk. These equity risk related total return swaps require the Fund to pay an amount equal to the positive price movement of securities or an index multiplied by the notional amount of the contract. The Fund will receive payments of a floating reference interest rate or an amount equal to the negative price movement of the same securities or index multiplied by the notional amount of the contract.

79	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO  FINANCIAL STATEMENTS    Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

For the year ended December 31, 2012, the Fund had ending monthly average notional amounts of $48,430,308 and $8,759,135 on total return swaps which are long the reference asset and total return swaps which are short the reference asset, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Currency Swaps. A currency swap is an agreement between counterparties to exchange different currencies equivalent to the notional value at contract inception and reverse the exchange of the same notional values of those currencies at contract termination. The contract may also include periodic exchanges of cash flows based on a specified index or interest rate.

The Fund has entered into currency swap contracts with the obligation to pay an interest rate on various foreign currency notional amounts and receive an interest rate on the dollar notional amount in order to take a negative investment perspective on the related currencies for which the Fund receives a payment. These currency swap contracts seek to decrease exposure to foreign exchange rate risk.

For the year ended December 31, 2012, the Fund had ending monthly average notional amounts of $169,231 on currency swaps.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

As of December 31, 2012, the Fund had no such currency swap agreements outstanding.

Volatility Swap Contracts. A volatility swap is an agreement between counterparties to exchange periodic payments based on the measured volatility of a reference security, index, currency or other reference investment over a specified time frame. One cash flow is typically based on the volatility of the reference investment as measured by changes in its price or level while the other cash flow is based on an interest rate or the measured volatility of a different reference investment. The appreciation or depreciation on a volatility swap will typically depend on the magnitude of the reference investment’s volatility, or size of the movement, rather than general directional increases or decreases in its price.

Volatility swaps are less standard in structure than other types of swaps and provide pure, or isolated, exposure to volatility risk of the specific underlying reference investment. Volatility swaps are typically used to speculate on future volatility levels, to trade the spread between realized and expected volatility, or to decrease the volatility exposure of investments held by the Fund.

The Fund has entered into volatility swaps to increase exposure to the volatility risk of various reference investments. These types of volatility swaps require the fund to pay the measured volatility and receive a fixed interest payment over the period of the contract. If the measured volatility of the related reference investment increases over the period, the swaps will depreciate in value. Conversely, if the measured volatility of the related reference investment decreases over the period, the swaps will appreciate in value.

The Fund has entered into volatility swaps to decrease exposure to the volatility risk of various reference investments. These types of volatility swaps require the fund to pay a fixed interest payment and receive the measured volatility over the period of the contract. If the measured volatility of the related reference investment increases over the period, the swaps will appreciate in value. Conversely, if the measured volatility of the related reference investment decreases over the period, the swaps will depreciate in value.

For the year ended December 31, 2012, the Fund had ending monthly average notional amounts of $498,453 and $599,160 on volatility swaps which pay volatility and volatility swaps which receive volatility, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

80	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Swaptions are marked to market daily using primarily portfolio pricing services or quotations from counterparties and brokers. Purchased swaptions are reported as a component of investments in the Statement of Investments, the Statement of Assets and Liabilities and the Statement of Operations. Written swaptions are reported on a schedule following the Statement of Investments and their value is reported as a separate asset or liability line item in the Statement of Assets and Liabilities. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Statement of Operations. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Statement of Operations for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate depreciates relative to the preset interest rate.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate appreciates relative to the preset interest rate.

The Fund has purchased swaptions which gives it the option to sell credit protection through credit default swaps in order to increase exposure to the credit risk of individual securities and, or, indexes. A purchased swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset decreases.

The Fund has purchased swaptions which gives it the option to buy credit protection through credit default swaps in order to decrease exposure to the credit risk of individual securities and, or, indexes. A purchased swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset increases.

The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate depreciates relative to the preset interest rate.

The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate appreciates relative to the preset interest rate.

The Fund has written swaptions which give it the obligation, if exercised by the purchaser, to sell credit protection through credit default swaps in order to increase exposure to the credit risk of individual securities and/or, indexes. A written swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset decreases.

The Fund has written swaptions which give it the obligation, if exercised by the purchaser, to buy credit protection through credit default swaps in order to decrease exposure to the credit risk of individual securities and, or, indexes. A written swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset increases.

During the year ended December 31, 2012, the Fund had an ending monthly average market value of $6,243,283 and $7,396,368 on purchased and written swaptions, respectively.

81	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO  FINANCIAL STATEMENTS    Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

Written swaption activity for the year ended December 31, 2012 was as follows:

	Call Swaptions
	Notional Amount	Amount of Premiums
Swaptions outstanding as of December 30, 2011	385,315,000	$8,188,797
Swaptions written	2,958,587,387	24,839,618
Swaptions closed or expired	(2,996,250,000)	(27,126,512)
Swaptions exercised	(94,385,000)	(868,424)

Swaptions outstanding as of December 31, 2012	253,267,387	$5,033,479

7. Restricted Securities

As of December 31, 2012, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Directors as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

8. Loan Commitments

Pursuant to the terms of certain credit agreements, the Fund has unfunded loan commitments of 154,574 at December 31, 2012. The Fund generally will maintain with its custodian, liquid investments having an aggregate value at least equal to the par value of unfunded loan commitments. At December 31, 2012, these commitments have a market value of $137,699 and have been included as Corporate Loans in the Statement of Investments.

9. Acquisition of Oppenheimer High Income Fund/VA

On October 25, 2012, the Fund acquired all of the net assets of Oppenheimer High Income Fund/VA at fair market value, pursuant to an Agreement and Plan of Reorganization approved by the Oppenheimer High Income Fund/VA shareholders on September 14, 2012. The purpose of this acquisition is to combine two funds with similar investment objectives, strategies and risks to allow shareholders to benefit from greater asset growth potential, as well as lowered total expenses.

The transaction qualified as a tax-free reorganization, (the “merger”) for federal income tax purposes allowing the Fund to use the original cost basis of the investments received to calculate subsequent gains and losses for tax reporting purposes.

Details of the merger are shown in the following table:

	Exchange Ratio to One Share of the Oppenheimer High Income Fund/VA	Shares of Beneficial Interest Issued by the Fund	Value of Issued Shares of Beneficial Interest	Combined Net Assets on October 25, 2012[1]
Non-Service	0.3227303411	8,294,514	$46,200,443	$739,622,804
Service	0.3184024605	9,433,727	$53,677,909	$1,819,058,909
Class 3	0.3263655296	832,737	$4,638,346	See Non-Service shares above
Class 4	0.3240643234	1,130,018	$6,429,800	See Service shares above

1. The net assets acquired included net unrealized depreciation of $3,949,765 and an unused capital loss carryforward of $225,414,822, potential utilization subject to tax limitations.

82	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Had the merger occurred at the beginning of the reporting period, the Fund’s Statement of Operations would have been adjusted to the following amounts:

Net investment income	$147,886,894
Net gain on investments	162,844,456
Net increase in net assets resulting from operations	310,711,350

10. Subsequent Event

The Board of Trustees of the Fund recently approved a series of modifications to the Fund’s investment advisory and transfer agency arrangements in connection with internal corporate restructuring efforts at OppenheimerFunds, Inc. (“OFI”). As a result of these modifications, on January 1, 2013 (the “Effective Date”), OFI Global Asset Management, Inc. (“OFI Global”), a wholly-owned subsidiary of OFI, became the investment adviser and transfer agent to the Fund under the terms of the Fund’s advisory agreement and transfer agency agreement, respectively. OFI Global, in turn, entered into a new sub-advisory agreement for the Fund, on the Effective Date, whereby OFI Global will have oversight and supervisory responsibilities and OFI will choose the Fund’s investments and provide related advisory services to the Fund. In addition, on the Effective Date, OFI Global entered into a sub-transfer agency agreement with Shareholder Services, Inc. doing business as OppenheimerFunds Services, a wholly-owned subsidiary of OFI, under which it will be responsible for providing transfer agency services to the Fund.

The realignment of advisory service responsibility between OFI Global and OFI did not result in any change in the persons managing the assets of the Fund, the level or nature of the advisory services provided to the Fund, or the fees charged to the Fund.

11. Pending Litigation

Since 2009, a number of class action lawsuits have been pending in federal courts against OppenheimerFunds, Inc., the Fund’s Adviser through December 31, 2012 and Sub-Adviser effective January 1, 2013 (the “Manager”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against the Manager and its affiliates relating to BLMIS.

83	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO  FINANCIAL STATEMENTS    Continued

11. Pending Litigation Continued

On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

The Manager believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

84	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

REPORT OF  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Variable Account Funds:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Global Strategic Income Fund/VA (a separate series of Oppenheimer Variable Account Funds), including the statement of investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights of Oppenheimer Global Strategic Income Fund/VA for the year ended December 31, 2008 were audited by other auditors whose report dated February 11, 2009 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Global Strategic Income Fund/VA as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

February 19, 2013

85	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

FEDERAL INCOME TAX INFORMATION    Unaudited

In early 2013, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2012.

Capital gain distributions of $0.03471 per share were paid to Non-Service and Service shareholders, respectively, on June 20, 2012. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).

Dividends, if any, paid by the Fund during the fiscal year ended December 31, 2012 which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 0.14% to arrive at the amount eligible for the corporate dividend-received deduction.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

86	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT

ADVISORY AGREEMENT    Unaudited

Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio managers and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Arthur Steinmetz, Krishna Memani, Joseph Welsh, and Sara Zervos, the portfolio managers for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.

Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other global income funds underlying variable insurance products. The Board considered that the Fund outperformed its performance universe median during the three-year period,

87	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT

ADVISORY AGREEMENT    Unaudited / Continued

although the Fund underperformed its performance universe median during the one-, five- and ten-year periods. The Board noted that the Fund’s underperformance for the one-year period was due to the Fund’s overweight to credit risk, with exposure to high yield bonds and senior loans which underperformed in the second half of 2011 in a flight to quality. The Board noted that exposure to commercial mortgages, non-agency mortgages, and emerging market currencies also detracted from relative performance. The Board noted that in response to heightened volatility in the markets, the Fund adjusted its high yield exposure, reduced overall foreign currency exposure and neutralized its duration posture. The Board considered that for the 2012 year-to-date period ended April 30, 2012, the Fund’s performance was in the second quintile of its performance universe.

Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other global income funds underlying variable insurance products. In reviewing the fees and expenses charged to the VA funds, the Board considered the Manager’s assertion that, because there is much greater disparity in the fees and services that may be provided by a manager to a VA fund as opposed to a retail fund, when comparing the expenses of the various VA funds to those of retail funds, it is most appropriate to focus on total expenses (rather than on the management fees). Accordingly, while the Board reviewed and considered all expenses, it focused on total expenses. The Board considered that the Fund’s total expenses were above the expense group median and average. The Board also considered that the Fund’s actual management fees were lower than its expense group median and expense group average. The Board noted that the Manager has voluntarily agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit total annual fund operating expenses after any fee waiver and/or expense reimbursement (excluding (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; (iii) certain other expenses attributable to, and incurred as a result of, a Fund’s investments; and (iv) other extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Fund’s business) to annual rates of 0.75% for Non-Service shares and 1.00% for Service shares. This voluntary expense limitation may be amended or withdrawn at any time without prior notice to shareholders.

Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates. The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement. In addition, the Board, including a majority of the

88	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Independent Trustees, approved the restructuring of the Fund’s investment advisory arrangement so that effective January 1, 2013, (i) OFI Global Asset Management, Inc. (“OFI Global”), a wholly owned subsidiary of the Manager, will serve as the investment adviser to the Fund in place of the Manager under a Restated Advisory Agreement (“Restated Advisory Agreement”), and (ii) OFI Global will enter into a Sub-Advisory Agreement (“Sub-Advisory Agreement”) with the Manager to provide investment sub-advisory services to the Fund. OFI Global will pay the Manager a percentage of the net investment advisory fee (after all applicable waivers have been deducted) that it receives from the Fund. The Agreement will continue until earlier of August 31, 2013 or the effective date of the Restated Advisory Agreement between the Fund and OFI Global. The Restated Advisory Agreement and Sub-Advisory Agreement will continue until August 31, 2013.

In arriving at its decisions, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, Restated Advisory Agreement and Sub-Advisory Agreement, including the management fees, in light of all the surrounding circumstances.

89	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS    Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

90	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

TRUSTEES AND OFFICERS

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Sam Freedman, Chairman of the Board of Trustees (since 2012) and Trustee (since 1996) Age: 72	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Sub-Adviser and with subsidiary or affiliated companies of the Sub-Adviser (until October 1994). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edward L. Cameron, Trustee (since 1999) Age: 74	Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000-June 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July 1994-June 1998). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Cameron has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 1993) Age: 70	Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Sub-Adviser; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Sub-Adviser), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Trustee (since 2012) Age: 64	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2002) Age: 66	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 36 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

91	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

TRUSTEES AND OFFICERS   Continued

Victoria J. Herget, Trustee (since 2012) Age: 61	Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (and its predecessor firms); Board Chair (2008-Present) and Director (2004-Present), United Educators (insurance company); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee (since 2000) and Chair (since 2010), Newberry Library; Trustee, Mather LifeWays (since 2001); Trustee, BoardSource (2006-2009) and Chicago City Day School (1994-2005). Oversees 36 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Trustee (since 2002) Age: 68	Board of Directors of Opera Colorado Foundation (non-profit organization) (since March 2008); Director of Jones Knowledge, Inc. (2006-2010); Director of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank & Trust (commercial banking) (since August 2003); Director of Colorado UpLIFT (charitable organization) (1986-2010); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of Jones Knowledge, Inc. (2001-July 2004); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991) and Trustee (1984-1999) of Young Presidents Organization. Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

F. William Marshall, Jr., Trustee (since 2000) Age: 69	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996) and MML Series Investment Fund (investment company) (since 1996) and Mass Mutual Premier Funds (investment company) (since January 2012); President and Treasurer of the SIS Funds (private charitable fund) (January 1999-March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 40 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Age: 59	Partner (1990-2012) of PricewaterhouseCoopers LLP (held various positions 1975-1990); Trustee (1992-2006) and member of Executive, Nominating and Audit Committees and Chair of Finance Committee of Lehigh University; and member, Women’s Investment Management Forum since inception. Oversees 36 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Age: 67	Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee, Audit Committee member and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Executive Committee Member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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INTERESTED TRUSTEE AND OFFICER	The address of Mr. Glavin is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Glavin serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin is an Interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

William F. Glavin, Jr., Trustee, President and Principal Executive Officer (since 2009) Age: 54	Chief Executive Officer of OppenheimerFunds (since January 2013); Director, Chief Executive Officer and President of the Manager (since January 2013); Chairman of the Sub-Adviser (December 2009-December 2012); Chief Executive Officer (January 2009-December 2012) and Director of the Sub-Adviser (since January 2009); President of the Sub-Adviser (May 2009-December 2012); Management Director (since June 2009), President (since December 2009) and Chief Executive Officer (since January 2011) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (since March 2010); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 86 portfolios in the OppenheimerFunds complex.
OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Steinmetz, Memani, Welsh, Gabinet and Mss. Zervos and Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Welsh, Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Arthur P. Steinmetz, Vice President (since 1993) Age: 54	Chief Investment Officer of OppenheimerFunds (since January 2013); Executive Vice President and Director of the Manager (since January 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012), Chief Investment Officer of Fixed-Income Investments of the Sub-Adviser (April 2009-October 2010) and Executive Vice President of the Sub-Adviser (from October 2009-December 2012). He was a Senior Vice President of the Sub-Adviser (March 1993-September 2009) and Director of Fixed-Income Investments of the Sub-Adviser (January 2009-April 2009). A portfolio manager and an officer of 5 portfolios in the OppenheimerFunds complex.

Krishna Memani, Vice President (since 2009) Age: 52	President of the Sub-Adviser (since January 2013); Chief Investment Officer, Fixed Income of the Sub-Adviser (since January 2013) and Head of the Investment Grade Fixed Income Team of the Sub-Adviser (since March 2009). Director of Fixed Income of the Sub-Adviser (October 2010-December 2012) and Senior Vice President (March 2009-December 2012). Mr. Memani was a Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities (June 2006-January 2009). He was the Chief Credit Strategist at Credit Suisse Securities (August 2002-March 2006). He was a Managing Director and Senior Portfolio Manager at Putnam Investments (September 1998-June 2002). A portfolio manager and an officer of 14 portfolios in the OppenheimerFunds complex.

Joseph Welsh, Vice President (since 2009) Age: 48	Head of the Sub-Adviser’s High Yield Corporate Debt Team (since April 2009); Senior Vice President of the Sub-Adviser (since May 2009); Vice President of the Sub-Adviser (December 2000-April 2009); Assistant Vice President of the Sub-Adviser (December 1996-November 2000); a high yield bond analyst of the Sub-Adviser (January 1995-December 1996); a CFA. A portfolio manager and officer of 5 portfolios in the OppenheimerFunds complex.

93	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

TRUSTEES AND OFFICERS   Continued

Sara J. Zervos, Ph.D., Vice President (since 2010) Age: 43	Head of the Global Debt Team (since October 2010); Senior Vice President of the Sub-Adviser (since January 2011); Vice President of the Sub-Adviser (April 2008-December 2010). Prior to joining the Sub-Adviser, a portfolio manager with Sailfish Capital Management (May 2007-February 2008) and a portfolio manager for emerging market debt at Dillon Read Capital Management and OTA Asset Management (June 2004-April 2007). A portfolio manager and officer of 4 portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Age: 54	General Counsel of OppenheimerFunds (since January 2013); Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 86 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Age: 39	Senior Vice President of OppenheimerFunds Distributor, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (July 2010-December 2012); Vice President of the Sub-Adviser (January 2003-July 2010); Vice President of OppenheimerFunds Distributor, Inc. (January 2003-July 2010). An officer of 86 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 62	Chief Compliance Officer of OppenheimerFunds (since January 2013); Senior Vice President and Chief Compliance Officer of the Manager (since January 2013); Chief Compliance Officer of OFI SteelPath, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (March 2004-December 2012); Chief Compliance Officer of the Sub-Adviser, OppenheimerFunds Distributor, Inc., OFI Trust Company, OFI Institutional Asset Management, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (June 1983-December 2012). An officer of 86 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 53	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 86 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.988.8287.

94	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Financial Statements for Oppenheimer Global Strategic Income Fund/VA (Cayman) Ltd. for the Year Ended December 31, 2012
95	Statement of Assets and Liabilities

96	Statement of Operations

97	Statements of Changes in Net Assets

98	Notes to Financial Statements

102	Independent Auditors’ Report

95	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA (CAYMAN) LTD.

STATEMENT OF  ASSETS AND LIABILITIES    December 31, 2012

Assets
Cash	$1,455,203
Total assets	1,455,203
Liabilities
Payables and other liabilities:
Auditing and other professional fees	19,425
Other	811
Total liabilities	20,236
Net Assets	$1,434,967
Composition of Net Assets
Par value of shares of beneficial interest	$150
Additional paid-in capital	1,499,850
Accumulated net investment loss	(65,033)
Net Assets—applicable to 15,000 shares of beneficial interest outstanding	$1,434,967
Net Asset Value, Redemption Price Per Share and Offering Price Per Share	$95.66

See accompanying Notes to Financial Statements.

96	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA (CAYMAN) LTD.

STATEMENT OF  OPERATIONS    For the Year Ended December 31, 2012

Expenses
Management fees	$10,926
Legal, auditing and other professional fees	20,491
Trustees’ compensation	12,500
Custodian fees and expenses	3,235
Other	400
Total expenses	47,552
Net Investment Loss	(47,552)
Net Decrease in Net Assets Resulting from Operations	$(47,552)

See accompanying Notes to Financial Statements.

97	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA (CAYMAN) LTD.

STATEMENTS OF  CHANGES IN NET ASSETS

	Year Ended December 31, 2012	Period Ended December 30, 2011[1,2]
Operations
Net investment loss	$(47,552)	$(17,481)
Net decrease in net assets resulting from operations	(47,552)	(17,481)
Capital Transactions
Net increase in net assets resulting from capital transactions	—	1,500,000
Net Assets
Total increase (decrease)	(47,552)	1,482,519
Beginning of period	1,482,519	—
End of period (including accumulated net investment loss of $65,033 and $17,481, respectively)	$1,434,967	$1,482,519

1. December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

2. For the period from November 21, 2011 (commencement of operations) to December 30, 2011.

See accompanying Notes to Financial Statements.

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OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA (CAYMAN) LTD.

NOTES TO  FINANCIAL STATEMENTS

1. Significant Accounting Policies

Oppenheimer Global Strategic Income Fund/VA (Cayman) Ltd. (the “Fund”) is organized as a Cayman Islands Company Limited by Shares. The Fund intends to carry on the business of an investment company and to acquire, invest in and hold by way of investment, sell and deal primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and exchange traded funds (“ETF”). The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”). The Sub-Adviser is Oppenheimer Real Asset Management, Inc. (“ORAMI” or the “Sub-Adviser”), a wholly-owned subsidiary of the Manager. As of December 31, 2012, 100% of the Fund was owned by Oppenheimer Global Strategic Income Fund/VA (“OGSIFVA”). The Manager is also the investment adviser of OGSIFVA.

The beneficial interest of each investor in the Fund is represented by units of participating shares. The Fund’s directors may further designate classes of participating shares and series within each class. As of December 31, 2012, the directors have not designated classes or series of outstanding participating shares. During the year ended December 31, 2012, all income, profits, losses and expenses, if any, of the Fund were allocated pro rata to all participating shares of the Fund. Issuance of additional participating shares is at the discretion of the Fund’s directors.

The following is a summary of significant accounting policies consistently followed by the Fund.

Previous Annual Period. The last day of the Fund’s fiscal year was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Income Taxes. The Fund has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes through September of 2030. No such taxes are levied in the Cayman Islands at the present time. The Fund is a Controlled Foreign Corporation under U.S. tax laws and as such is not subject to U.S. income tax. Therefore, the Fund is not required to record a tax provision.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, if any, are declared and paid annually from the Fund’s tax basis earnings and profits. Distributions are recorded on ex-dividend date.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum

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OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA (CAYMAN) LTD.

NOTES TO  FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Capital Transactions

The Fund has authorized 5,000,000 participating shares of $0.01 par value per share. The Fund issued 15,000 participating shares for $1,500,000 on November 21, 2011 in conjunction with OGSIFVA’s initial capitalization of the Fund. All subsequent capital contributions and withdrawals did not have participating shares associated with the transaction.

Capital transactions were as follows:

	Year Ended December 31, 2012	Period Ended December 30, 2011[1]
	Amount	Amount
Contributions	$—	$1,500,000
Withdrawals	—	—

Net increase	$—	$1,500,000

1. For the period from November 21, 2011 (commencement of operations) to December 30, 2011.

3. Expenses

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $200 million	0.60
Over $1 billion	0.50

Sub-Adviser Fees. The Manager retains the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser a fee in monthly installments, based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.375%
Next $200 million	0.360
Next $200 million	0.345
Next $200 million	0.330
Next $200 million	0.300
Over $1 billion	0.250

The Fund shall bear all fees and expenses related to the business and affairs of the Fund, including among others, directors’ fees, audit fees, custodian fees and expenses in connection with the purchase and sale of securities and other Fund assets.

100	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

4. Financial Highlights

The following represents certain financial ratios of the Fund for the periods noted. The computation of the net investment income and total expense ratios was based upon the daily net assets of the Fund during these periods. Unless otherwise noted, the calculations have been annualized for reporting purposes:

	Year Ended December 31, 2012	Period Ended December 30, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$98.83	$100.00
Income (loss) from investment operations:
Net investment loss	(3.17)	(1.17)
Capital Transactions	—	—
Net asset value, end of period	$95.66	$98.83
Total Return, at Net Asset Value[2]	(3.21)%	(1.17)%
Ratios to Average Net Assets:
Net investment loss	(3.26)%	(10.44)%
Total expenses	3.26%	10.44%

1. For the period from November 21, 2011 (commencement of operations) through December 30, 2011.

2. The total return was calculated based upon the daily returns of the Fund during this period. The calculation has not been annualized for reporting purposes.

5. Subsequent Event

The Board of Trustees of the Fund recently approved a series of modifications to the Fund’s investment advisory and transfer agency arrangements in connection with internal corporate restructuring efforts at OppenheimerFunds, Inc. (“OFI”). As a result of these modifications, on January 1, 2013 (the “Effective Date”), OFI Global Asset Management, Inc. (“OFI Global”), a wholly-owned subsidiary of OFI, became the investment adviser and transfer agent to the Fund under the terms of the Fund’s advisory agreement and transfer agency agreement, respectively. OFI Global, in turn, entered into a new sub-advisory agreement for the Fund, on the Effective Date, whereby OFI Global will have oversight and supervisory responsibilities and OFI will choose the Fund’s investments and provide related advisory services to the Fund. In addition, on the Effective Date, OFI Global entered into a sub-transfer agency agreement with Shareholder Services, Inc. doing business as OppenheimerFunds Services, a wholly-owned subsidiary of OFI, under which it will be responsible for providing transfer agency services to the Fund.

The realignment of advisory service responsibility between OFI Global and OFI did not result in any change in the persons managing the assets of the Fund, the level or nature of the advisory services provided to the Fund, or the fees charged to the Fund.

6. Pending Litigation

Since 2009, a number of class action lawsuits have been pending in federal courts against OppenheimerFunds, Inc., the Fund’s Adviser through December 31, 2012 and Sub-Adviser effective January 1, 2013 (the “Manager”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified

101	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA (CAYMAN) LTD.

NOTES TO  FINANCIAL STATEMENTS    Continued

6. Pending Litigation Continued

damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against the Manager and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

The Manager believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

102	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA (CAYMAN) LTD.

INDEPENDENT AUDITORS’ REPORT

The Board of Directors Oppenheimer Global Strategic Income Fund/VA (Cayman) Ltd.:

We have audited the accompanying financial statements of Oppenheimer Global Strategic Income Fund/VA (Cayman) Ltd., which comprise the statement of assets and liabilities, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and for the period from November 21, 2011 (commencement of operations) to December 30, 2011, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly in all material respects, the financial position of Oppenheimer Global Strategic Income Fund/VA (Cayman) Ltd. as of December 31, 2012, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for the year then ended and the period from November 21, 2011 (commencement of operations) to December 30, 2011, in accordance with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

February 19, 2013

103	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

OPPENHEIMER  GLOBAL STRATEGIC INCOME FUND/VA

A Series of Oppenheimer Variable Account Funds
Manager	OFI Global Asset Management, Inc.
Sub-Adviser	OppenheimerFunds, Inc.
Distributor	OppenheimerFunds Distributor, Inc.
Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.
Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services
Independent Registered Public Accounting Firm	KPMG LLP
Counsel	K&L Gates LLP

Before investing, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

©2013 OppenheimerFunds, Inc. All rights reserved.

December 31, 2012

Oppenheimer Value Fund/VA A Series of Oppenheimer Variable Account Funds	Annual Report

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Financial Statements

OPPENHEIMER VALUE FUND/VA

Portfolio Manager: Mitch Williams, CFA

Average Annual Total Returns For the Periods Ended 12/31/12

	1-Year	5-Year	Since Inception (1/2/03)
Non-Service Shares	16.08%	3.88%	8.61%

	1-Year	5-Year	Since Inception (9/18/06)
Service Shares	13.09%	–0.82%	1.29%

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

Top Ten Common Stock Holdings
Chevron Corp.	5.7%
Humana, Inc.	4.9
Honeywell International, Inc.	3.6
Merck & Co., Inc.	3.4
Exxon Mobil Corp.	3.3
Marsh & McLennan Cos., Inc.	3.2
Wells Fargo & Co.	3.2
Verizon Communications, Inc.	3.1
Lowe’s Cos., Inc.	2.9
Target Corp.	2.9

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2012, and are based on net assets.

Sector Allocation

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2012, and are based on the total market value of common stocks.

2	OPPENHEIMER VALUE FUND/VA

FUND PERFORMANCE DISCUSSION

During the reporting period, the Fund’s Non-Service shares produced a return of 16.08%. In comparison, the Fund underperformed the Russell 1000 Value Index (the “Index”), which returned 17.51%. The Fund underperformed the Index primarily in the health care and energy sectors due to weaker relative stock selection. The Fund benefited from stronger performance in the consumer discretionary and financials sectors.

Economic and Market Environment

Domestic equities generally produced positive returns this period. The period began during a time of improved market sentiment in which the United States managed to avoid a return to recession and European policymakers appeared to take steps to address the region’s sovereign debt and banking sector crises. Renewed investor optimism helped produce gains in the U.S. equity market as well as across a number of international equity markets over the first three months of 2012. The rebound across equities gained momentum after the European Central Bank (the “ECB”) implemented dual Long-Term Refinancing Operations (“LTRO”) to enhance liquidity for troubled banks and reduce rates on newly issued sovereign debt securities.

The second quarter was more volatile for the equity markets. In the U.S., slower than expected first quarter growth contributed to a sell-off in the U.S. stock market. Consumer confidence dropped as U.S. unemployment figures ticked slightly upwards after showing signs of improvement from the recession highs. In addition, uncertainty around the November 2012 elections and the potential removal of a significant amount of government stimulus in the beginning of 2013, resulted in companies stalling spending and hiring, contributing to the economic slowdown. The reduction in growth outside of the U.S. also negatively impacted exports, which was exacerbated by a strengthening dollar. Outside of the U.S., the fear of contagion from the worsening European sovereign debt crisis and a recession across much of Europe also resulted in increased market volatility.

In the second half of the period, the equity markets generally resumed an upward trend despite ongoing concerns. In the U.S., the Fed introduced QE3, under which it announced plans to purchase mortgage-backed bonds on a monthly basis until the labor market shows signs of substantial improvement. Equities in the U.S. were also bolstered by the continued improvement of the housing market. However, the market did experience volatility due to uncertainty over the outcome of the Presidential election. In addition, the lack of visibility about resolution of the “fiscal cliff” weighed further on both business and consumer spending. These concerns were not enough to offset earlier gains, and immediately following the close of the period, the U.S. Congress enacted a last minute temporary resolution to the fiscal cliff.

Outside of the U.S., the results of elections in Greece and continued efforts by European policymakers to stabilize the situation in the region made far less likely the imminent fracturing of the Eurozone and the serious consequences that might have for the euro. The ECB also increased its efforts to stimulate economic growth, as it committed to potentially unlimited bond purchases to ease financing pressure on countries like Spain and Italy. Under the plan, these and other members of the European Union (excluding Greece) would be able to maintain access to funding at sustainable interest rates, on the condition that they continue with strict reform programs.

Top Individual Contributors

During the period, four of the top five performing stocks for the Fund were within the financials sector. Following several moves by the Fed to help spur growth, bank stocks generally rallied during the period and financials was among the top performing index sectors. Bank stocks benefited as tier one capital ratios improved faster than expected, the housing market continued to improve and mortgage-related headline risk decreased. The Goldman Sachs Group, Inc., Wells Fargo & Co., JPMorgan Chase & Co. and U.S. Bancorp all were top performers for the Fund.

Goldman showed strong revenue and earnings results and beat analysts’ estimates. The bank’s investments in stock and bond securities and its trading in mortgage products benefited results. Wells Fargo saw growth in different segments including auto, credit card and private student lending while reducing expenses. With a large exposure to mortgages, Wells Fargo was also the beneficiary of an improving housing market. JPMorgan’s share price was driven higher by market expectations it too would benefit from the general rise in home prices and increases in both existing home sales and new housing starts. Also, management re-instated its aggressive share repurchase program after it was suspended in response to the trading debacle earlier in the year. As a consequence, earnings revisions have been on an upward trajectory, helping to buoy the stock price higher. U.S. Bancorp had a higher credit quality than many of its peers in part due to its limited international exposure and well-capitalized balance sheet. We exited our position in the stock by period end.

Also contributing to performance was consumer discretionary stock Comcast Corp. The cable provider’s high-speed Internet subscriptions increased during the period, which contributed to a positive earnings surprise. Additionally, Comcast aggressively repurchased shares and substantially increased its dividend.

Top Individual Detractors

The top detractors from Fund performance included Navistar International Corp., Humana, Inc., The PNC Financial Services Group, Inc. and Penn West Petroleum Ltd. Navistar, which we established a position in this period, is a manufacturer of commercial and military trucks. The stock was negatively impacted by higher costs and declining share in the Heavy Duty Class 8 truck market as it seeks to comply with new emissions rules for certain engines. Humana, Inc. detracted from results as the managed health care company reported a decrease in profit in its first quarter, breaking a streak of four straight profit increases. The PNC Financial Services Group was a new position established by the Fund and experienced some near-term volatile performance at the outset. Penn West, an oil and gas exploration and production company struggled during the period as the fluctuating price of oil during the period resulted in volatility in the commodities markets, putting pressure on energy stocks. We exited our position in Penn West by period end.

3	OPPENHEIMER VALUE FUND/VA

FUND PERFORMANCE DISCUSSION

Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The Fund’s prospectus and summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each share class of the Fund held until December 31, 2012. In the case of Non-Service shares, performance is measured from inception of the Class on January 2, 2003. In the case of Service shares, performance is measured from inception of the Class on September 18, 2006. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

The Fund’s performance is compared to the performance of the Russell 1000 Value Index, an index of equity securities of large capitalization value companies. The Index is unmanaged and cannot be purchased directly by investors. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index.

4	OPPENHEIMER VALUE FUND/VA

OPPENHEIMER BALANCED FUND/VA

Non-Service Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:

Average Annual Total Returns of Non-Service Shares of the Fund at 12/31/12

1-Year	16.08%	5-Year	3.88%	Since Inception (1/2/03)	8.61%

Service Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:

Average Annual Total Returns of Service Shares of the Fund at 12/31/12

1-Year	13.09%	5-Year	-0.82%	Since Inception (9/18/06)	1.29%

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

5	OPPENHEIMER VALUE FUND/VA

FUND EXPENSES

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2012.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During 6 Months Ended December 31, 2012
Non-Service shares	$1,000.00	$1,098.40	$4.17
Service shares	1,000.00	1,083.00	5.46

Hypothetical 5% return before expenses)
Non-Service shares	1,000.00	1,021.17	4.02
Service shares	1,000.00	1,019.91	5.29

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended December 31, 2012 are as follows:

Class	Expense Ratios
Class Non-Service	0.79%
Class Service	1.04

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

6	OPPENHEIMER VALUE FUND/VA

STATEMENT OF INVESTMENTS    December 31, 2012

	Shares	Value

Common Stocks—99.5%
Consumer Discretionary—9.2%
Automobiles—1.9%
Ford Motor Co.	10,530	$136,363
Media—1.5%
Comcast Corp., Cl. A	3,000	112,140
Multiline Retail—2.9%
Target Corp.	3,400	201,178
Specialty Retail—2.9%
Lowe’s Cos., Inc.	5,670	201,398
Consumer Staples—9.7%
Beverages—3.6%
Coca-Cola Co. (The)	2,020	73,225
Molson Coors Brewing Co., Cl. B, Non-Vtg.	2,570	109,970
PepsiCo, Inc.	1,020	69,799

		252,994
Food & Staples Retailing—2.5%
Walgreen Co.	4,710	174,317
Food Products—2.6%
Kellogg Co.	3,340	186,539
Household Products—1.0%
Procter & Gamble Co. (The)	1,090	74,000
Energy—12.1%
Energy Equipment & Services—1.6%
Baker Hughes, Inc.	2,710	110,676
Oil, Gas & Consumable Fuels—10.5%
Apache Corp.	720	56,520
Chevron Corp.	3,710	401,199
Devon Energy Corp.	940	48,918
Exxon Mobil Corp.	2,704	234,031

		740,668
Financials—23.1%
Capital Markets—2.4%
Goldman Sachs Group, Inc. (The)	1,310	167,104
Commercial Banks—9.1%
M&T Bank Corp.	1,730	170,353
PNC Financial Services Group, Inc.	1,260	73,471
SunTrust Banks, Inc.	6,120	173,502
Wells Fargo & Co.	6,620	226,272

		643,598
Diversified Financial Services—3.3%
Bank of America Corp.	7,420	86,072
Citigroup, Inc.	930	36,791
JPMorgan Chase & Co.	2,600	114,322

		237,185
Insurance—8.3%
ACE Ltd.	2,490	198,702
Marsh & McLennan Cos., Inc.	6,610	227,847
MetLife, Inc.	2,170	71,480
Travelers Cos., Inc. (The)	1,320	94,802

		592,831
Health Care—15.2%
Health Care Equipment & Supplies—2.1%
Baxter International, Inc.	2,230	148,652
Health Care Providers & Services—7.7%
Humana, Inc.	5,000	343,150
UnitedHealth Group, Inc.	3,620	196,349

		539,499
Pharmaceuticals—5.4%
Merck & Co., Inc.	5,910	241,955
Teva Pharmaceutical Industries Ltd., Sponsored ADR	3,800	141,892

		383,847

	Shares	Value

Industrials—9.9%
Aerospace & Defense—3.6%
Honeywell International, Inc.	3,950	$250,706
Commercial Services & Supplies—1.2%
Tyco International Ltd.	2,830	82,778
Construction & Engineering—1.6%
Quanta Services, Inc.[1]	4,040	110,252
Machinery—2.6%
AGCO Corp.[1]	2,620	128,694
Navistar International Corp.[1]	2,480	53,990

		182,684
Trading Companies & Distributors—0.9%
AerCap Holdings NV1	4,450	61,054
Information Technology—7.4%
Communications Equipment—2.5%
Juniper Networks, Inc.[1]	8,820	173,489
Computers & Peripherals—1.1%
Apple, Inc.	140	74,624
Electronic Equipment, Instruments, & Components—1.2%
TE Connectivity Ltd.	2,280	84,634
Semiconductors & Semiconductor Equipment—2.6%
Analog Devices, Inc.	2,080	87,485
Xilinx, Inc.	2,770	99,443

		186,928
Materials—5.7%
Chemicals—4.3%
LyondellBasell Industries NV, Cl. A	2,220	126,740
Mosaic Co. (The)	3,150	178,384

		305,124
Containers & Packaging—1.4%
Rock-Tenn Co., Cl. A	1,390	97,175
Telecommunication Services—3.8%
Diversified Telecommunication Services—3.8%
AT&T, Inc.	1,432	48,273
Verizon Communications, Inc.	5,080	219,812

		268,085
Utilities—3.4%
Electric Utilities—2.5%
American Electric Power Co., Inc.	2,280	97,310
Edison International	1,650	74,563

		171,873
Multi-Utilities—0.9%
Public Service Enterprise Group, Inc.	2,100	64,260
Total Common Stocks (Cost $6,242,367)		7,016,655
Investment Company—0.9%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.15%[2,3]
(Cost $60,104)	60,104	60,104
Total Investments, at Value (Cost $6,302,471)	100.4%	7,076,759
Liabilities in Excess of Other Assets	(0.4)	(25,423)
Net Assets	100.0%	$7,051,336

7	OPPENHEIMER VALUE FUND/VA

STATEMENT OF INVESTMENTS    Continued

Footnotes to Statement of Investments

1. Non-income producing security.

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended December 31, 2012, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 30, 2011[a]	Gross Additions	Gross Reductions	Shares December 31, 2012
Oppenheimer Institutional Money Market Fund, Cl. E	374,186	3,773,269	4,087,351	60,104

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$60,104	$581

a. December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

3. Rate shown is the 7-day yield as of December 31, 2012.

See accompanying Notes to Financial Statements.

8	OPPENHEIMER VALUE FUND/VA

STATEMENT OF  ASSETS AND LIABILITIES

December 31, 2012
Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $6,242,367)	$7,016,655
Affiliated companies (cost $60,104)	60,104
7,076,759
Cash	1,701
Receivables and other assets:
Dividends	6,329
Shares of beneficial interest sold	536
Other	8,731
Total assets	7,094,056
Liabilities
Payables and other liabilities:
Shareholder communications	8,509
Trustees’ compensation	6,704
Shares of beneficial interest redeemed	3,946
Distribution and service plan fees	1,415
Transfer and shareholder servicing agent fees	618
Other	21,528
Total liabilities	42,720
Net Assets	$7,051,336
Composition of Net Assets
Par value of shares of beneficial interest	$654
Additional paid-in capital	7,289,364
Accumulated net investment income	84,332
Accumulated net realized loss on investments and foreign currency transactions	(1,097,302)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	774,288
Net Assets	$7,051,336
Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $154,512 and 16,891 shares of beneficial interest outstanding)	$9.15
Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $6,896,824 and 636,722 shares of beneficial interest outstanding)	$10.83

See accompanying Notes to Financial Statements.

9	OPPENHEIMER VALUE FUND/VA

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2012
Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $973)	$166,643
Affiliated companies	581
Interest	18
Total investment income	167,242
Expenses
Management fees	54,356
Distribution and service plan fees—Service shares	17,737
Transfer and shareholder servicing agent fees:
Non-Service shares	132
Service shares	7,115
Shareholder communications:
Non-Service shares	269
Service shares	14,562
Legal, auditing and other professional fees	27,279
Trustees’ compensation	9,853
Administration service fees	1,500
Custodian fees and expenses	1,142
Other	4,996
Total expenses	138,941
Less waivers and reimbursements of expenses	(63,766)
Net expenses	75,175
Net Investment Income	92,067
Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments from unaffiliated companies	255,100
Foreign currency transactions	2
Total net realized gain	255,102
Net change in unrealized appreciation/depreciation on:
Investments	530,264
Translation of assets and liabilities denominated in foreign currencies	(5)
Total net change in unrealized appreciation/depreciation	530,259
Net Increase in Net Assets Resulting from Operations	$877,428

See accompanying Notes to Financial Statements.

10	OPPENHEIMER VALUE FUND/VA

STATEMENT OF  CHANGES IN NET ASSETS    December 31, 2012

	Year Ended December 31, 2012	Year Ended December 30, 2011[1]
Operations
Net investment income	$92,067	$82,226
Net realized gain	255,102	600,874
Net change in unrealized appreciation/depreciation	530,259	(1,040,601)
Net increase (decrease) in net assets resulting from operations	877,428	(357,501)
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(1,809)	(904)
Service shares	(81,182)	(66,745)
	(82,991)	(67,649)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares	33,842	17,714
Service shares	(766,376)	(6,322)
	(732,534)	11,392
Net Assets
Total increase (decrease)	61,903	(413,758)
Beginning of period	6,989,433	7,403,191
End of period (including accumulated net investment income of $84,332 and $75,254, respectively)	$7,051,336	$6,989,433

1. December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

11	OPPENHEIMER VALUE FUND/VA

FINANCIAL  HIGHLIGHTS

Non-Service Shares	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008
Per Share Operating Data
Net asset value, beginning of period	$8.00	$8.49	$7.22	$4.99	$11.73
Income (loss) from investment operations:
Net investment income[2]	0.16	0.15	0.11	0.11	0.12
Net realized and unrealized gain (loss)	1.11	(0.56)	1.24	2.14	(4.44)
Total from investment operations	1.27	(0.41)	1.35	2.25	(4.32)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.12)	(0.08)	(0.08)	(0.02)	(2.42)
Net asset value, end of period	$9.15	$8.00	$8.49	$7.22	$4.99
Total Return, at Net Asset Value[3]	16.08%	(4.93)%	18.85%	45.08%	(36.43)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$154	$104	$92	$38	$6
Average net assets (in thousands)	$132	$101	$57	$20	$857
Ratios to average net assets:[4]
Net investment income	1.82%	1.78%	1.46%	1.75%	1.07%
Total expenses[5]	1.75%	1.83%	2.05%	2.30%	1.48%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.80%	0.80%	0.57%	0.85%	1.25%
Portfolio turnover rate	87%	86%	109%	122%	175%

1. December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2012	1.75%
Year Ended December 30, 2011	1.83%
Year Ended December 31, 2010	2.05%
Year Ended December 31, 2009	2.31%
Year Ended December 31, 2008	1.48%

See accompanying Notes to Financial Statements.

12	OPPENHEIMER VALUE FUND/VA

FINANCIAL  HIGHLIGHTS    Continued

Service Shares	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008
Per Share Operating Data
Net asset value, beginning of period	$9.69	$10.23	$8.99	$6.79	$11.75
Income (loss) from investment operations:
Net investment income[2]	0.13	0.11	0.08	0.09	0.08
Net realized and unrealized gain (loss)	1.13	(0.56)	1.24	2.12	(4.97)
Total from investment operations	1.26	(0.45)	1.32	2.21	(4.89)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.12)	(0.09)	(0.08)	(0.01)	(0.07)
Net asset value, end of period	$10.83	$9.69	$10.23	$8.99	$6.79
Total Return, at Net Asset Value[3]	13.09%	(4.48)%	14.81%	32.57%	(41.62)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,897	$6,885	$7,311	$7,505	$4,690
Average net assets (in thousands)	$7,095	$7,449	$7,008	$5,501	$5,561
Ratios to average net assets:[4]
Net investment income	1.26%	1.08%	0.85%	1.10%	0.84%
Total expenses[5]	1.93%	1.90%	2.08%	2.17%	2.13%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.04%	1.05%	0.93%	1.15%	1.50%
Portfolio turnover rate	87%	86%	109%	122%	175%

1. December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2012	1.93%
Year Ended December 30, 2011	1.90%
Year Ended December 31, 2010	2.08%
Year Ended December 31, 2009	2.18%
Year Ended December 31, 2008	2.13%

See accompanying Notes to Financial Statements.

13	OPPENHEIMER VALUE FUND/VA

NOTES TO  FINANCIAL STATEMENTS

1. Significant Accounting Policies

Oppenheimer Value Fund/VA (the “Fund”) is a separate series of Oppenheimer Variable Account Funds, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek long-term growth of capital by investing primarily in common stocks with low price earnings ratios and better-than-anticipated earnings. Realization of current income is a secondary consideration. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).

The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies consistently followed by the Fund.

Previous Annual Period. The last day of the Fund’s fiscal year was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$93,306	$—	$995,284	$669,998

14	OPPENHEIMER VALUE FUND/VA

1. As of December 31, 2012, the Fund had $973,499 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring
2017	$973,499

2. During the fiscal year ended December 31, 2012, the Fund utilized $231,212 of capital loss carryforward to offset capital gains realized in that fiscal year.

3. During the fiscal year ended December 30, 2011, the Fund utilized $652,156 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for December 31, 2012. Net assets of the Fund were unaffected by the reclassifications.

Increase to Accumulated Net Investment Income	Increase to Accumulated Net Realized Loss on Investments
$2	$2

The tax character of distributions paid during the years ended December 31, 2012 and December 31, 2011 was as follows:

	Year Ended December 31, 2012	Year Ended December 31, 2011
Distributions paid from:
Ordinary income	$82,991	$67,649

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2012 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$6,406,761

Gross unrealized appreciation	$777,524
Gross unrealized depreciation	(107,526)

Net unrealized appreciation	$669,998

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

15	OPPENHEIMER VALUE FUND/VA

NOTES TO  FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

16	OPPENHEIMER VALUE FUND/VA

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of December 31, 2012 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$651,079	$—	$—	$651,079
Consumer Staples	687,850	—	—	687,850
Energy	851,344	—	—	851,344
Financials	1,640,718	—	—	1,640,718
Health Care	1,071,998	—	—	1,071,998
Industrials	687,474	—	—	687,474
Information Technology	519,675	—	—	519,675
Materials	402,299	—	—	402,299
Telecommunication Services	268,085	—	—	268,085
Utilities	236,133	—	—	236,133
Investment Company	60,104	—	—	60,104
Total Assets	$7,076,759	—	—	$7,076,759

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

17	OPPENHEIMER VALUE FUND/VA

NOTES TO  FINANCIAL STATEMENTS    Continued

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2012		Year Ended December 30, 2011
	Shares	Amount	Shares	Amount
Non-Service Shares
Sold	5,406	$47,076	4,906	$40,931
Dividends and/or distributions reinvested	219	1,809	101	904
Redeemed	(1,790)	(15,043)	(2,787)	(24,121)

Net increase	3,835	$33,842	2,220	$17,714

Service Shares
Sold	50,121	$518,469	114,846	$1,183,318
Dividends and/or distributions reinvested	8,159	81,182	6,285	66,745
Redeemed	(132,292)	(1,366,027)	(125,191)	(1,256,385)

Net decrease	(74,012)	$(766,376)	(4,060)	$(6,322)

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended December 31, 2012, were as follows:

	Purchases	Sales
Investment securities	$6,037,222	$6,514,943

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Over $800 million	0.60

Administrative Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. For the year ended December 31, 2012, the Fund paid $7,223 to OFS for services to the Fund.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) in accordance with Rule 12b-1 under the Investment Company Act of 1940 for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.80% for Non-Service shares and 1.05% for Service shares. During the year ended December 31, 2012, the Manager waived fees and/or reimbursed the Fund $1,253 and $62,229 for Non-Service and Service shares, respectively.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended December 31, 2012, the Manager waived fees and/or reimbursed the Fund $284 for IMMF management fees.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

18	OPPENHEIMER VALUE FUND/VA

6. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

19	OPPENHEIMER VALUE FUND/VA

NOTES TO  FINANCIAL STATEMENTS    Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments from unaffiliated companies*
Equity contracts	$240
Volatility contracts	(25,532)

Total	$(25,532)

*Includes purchased option contracts, purchased swaption contracts and written option contracts exercised, if any.

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments
Volatility contracts	$14,149

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

The Fund has purchased put options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased call options on volatility indexes to increase exposure to volatility risk. A purchased call option becomes more valuable as the level of the underlying volatility index increases relative to the strike price.

During the year ended December 31, 2012, the Fund had an ending monthly average market value of $687 and $95 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.

As of December 31, 2012, the Fund had no outstanding written or purchased options.

7. Subsequent Event

The Board of Trustees of the Fund recently approved a series of modifications to the Fund’s investment advisory and transfer agency arrangements in connection with internal corporate restructuring efforts at OppenheimerFunds, Inc. (“OFI”). As a result of these modifications, on January 1, 2013 (the “Effective Date”), OFI Global Asset Management, Inc. (“OFI Global”), a wholly-owned subsidiary of OFI, became the investment adviser and transfer agent to the Fund under the terms of the Fund’s advisory agreement and transfer agency agreement, respectively. OFI Global, in turn, entered into a new sub-advisory agreement for the Fund, on the Effective Date, whereby OFI Global will have oversight and supervisory responsibilities and OFI will choose the Fund’s investments and provide related advisory services to the Fund. In addition, on the Effective Date, OFI Global entered into a sub-transfer agency agreement with Shareholder Services, Inc. doing business as OppenheimerFunds Services, a wholly-owned subsidiary of OFI, under which it will be responsible for providing transfer agency services to the Fund.

The realignment of advisory service responsibility between OFI Global and OFI did not result in any change in the persons managing the assets of the Fund, the level or nature of the advisory services provided to the Fund, or the fees charged to the Fund.

8. Pending Litigation

Since 2009, a number of class action lawsuits have been pending in federal courts against OppenheimerFunds, Inc., the Fund’s Adviser through December 31, 2012 and Sub-Adviser effective January 1, 2013 (the “Manager”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in

20	OPPENHEIMER VALUE FUND/VA

these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against the Manager and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

The Manager believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

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REPORT OF  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Variable Account Funds:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Value Fund/VA (a separate series of Oppenheimer Variable Account Funds), including the statement of investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights of Oppenheimer Value Fund/VA for the year ended December 31, 2008 were audited by other auditors whose report dated February 11, 2009 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Value Fund/VA as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

February 19, 2013

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FEDERAL INCOME TAX INFORMATION    Unaudited

In early 2013, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2012.

Dividends, if any, paid by the Fund during the fiscal year ended December 31, 2012 which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 100% to arrive at the amount eligible for the corporate dividend-received deduction.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

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BOARD APPROVAL OF THE FUND’S INVESTMENT

ADVISORY AGREEMENT    Unaudited

Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio manager and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Mitch Williams, the portfolio manager for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.

Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other large-cap value funds underlying variable insurance products. The Board considered that the Fund outperformed its performance universe median during the three- and five-year periods but underperformed its performance universe median during the one-year period.

Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other large-cap value funds underlying variable insurance products. In reviewing the fees and expenses charged to the VA funds, the Board considered the Manager’s assertion that, because there is much greater disparity in the fees and services that may be provided by a manager to a VA fund as opposed to a retail fund, when comparing the expenses of the various VA funds to those of retail funds, it is most appropriate to focus on total expenses (rather than on the management fees). Accordingly, while the Board reviewed and considered all expenses, it focused on total expenses. The Board considered that the Fund’s total expenses were lower than its expense group median but higher than its expense group average. The Board also considered that the Fund’s actual management fees were lower than its expense group median and average. The Board noted that the Manager has voluntarily agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit “Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursement” (excluding (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; (iii) certain other expenses attributable to, and incurred as a result of, a Fund’s investments; and (iv) other extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Fund’s business) to the annual rates of 0.80% for Non-Service Shares and 1.05% for Service Shares as calculated on the daily net assets of the Fund. This waiver and/or reimbursement may not be amended or withdrawn until one year after the date of the Fund’s prospectus.

Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

24	OPPENHEIMER VALUE FUND/VA

Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement. In addition, the Board, including a majority of the Independent Trustees, approved the restructuring of the Fund’s investment advisory arrangement so that effective January 1, 2013, (i) OFI Global Asset Management, Inc. (“OFI Global”), a wholly owned subsidiary of the Manager, will serve as the investment adviser to the Fund in place of the Manager under a Restated Advisory Agreement (“Restated Advisory Agreement”), and (ii) OFI Global will enter into a Sub-Advisory Agreement (“Sub-Advisory Agreement”) with the Manager to provide investment sub-advisory services to the Fund. OFI Global will pay the Manager a percentage of the net investment advisory fee (after all applicable waivers have been deducted) that it receives from the Fund. The Agreement will continue until earlier of August 31, 2013 or the effective date of the Restated Advisory Agreement between the Fund and OFI Global. The Restated Advisory Agreement and Sub-Advisory Agreement will continue until August 31, 2013.

In arriving at its decisions, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, Restated Advisory Agreement and Sub-Advisory Agreement, including the management fees, in light of all the surrounding circumstances.

25	OPPENHEIMER VALUE FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS    Unaudited/(Continued)

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

26	OPPENHEIMER VALUE FUND/VA

TRUSTEES AND OFFICERS BIOS   Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Sam Freedman, Chairman of the Board of Trustees (since 2012) and Trustee (since 2002) Age: 72	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Sub-Adviser and with subsidiary or affiliated companies of the Sub-Adviser (until October 1994). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edward L. Cameron, Trustee (since 2002) Age: 74	Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000 – June 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July 1994-June 1998). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Cameron has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 2002) Age: 70	Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Sub-Adviser; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Sub-Adviser), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Trustee (since 2012) Age: 64	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2002) Age: 66	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 36 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2012) Age: 61	Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (and its predecessor firms); Board Chair (2008-Present) and Director (2004-Present), United Educators (insurance company); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee (since 2000) and Chair (since 2010), Newberry Library; Trustee, Mather LifeWays (since 2001); Trustee, BoardSource (2006-2009) and Chicago City Day School (1994-2005). Oversees 36 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Trustee (since 2002) Age: 68	Board of Directors of Opera Colorado Foundation (non-profit organization) (since March 2008); Director of Jones Knowledge, Inc. (2006-2010); Director of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank & Trust (commercial banking) (since August 2003); Director of Colorado UpLIFT (charitable organization) (1986-2010); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of Jones Knowledge, Inc. (2001-July 2004); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991) and Trustee (1984-1999) of Young Presidents Organization. Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

F. William Marshall, Jr., Trustee (since 2002) Age: 70	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996) and MML Series Investment Fund (investment company) (since 1996) and Mass Mutual Premier Funds (investment company) (since January 2012); President and Treasurer of the SIS Funds (private charitable fund) (January 1999 – March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 40 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

27	OPPENHEIMER VALUE FUND/VA

TRUSTEES AND OFFICERS BIOS    Unaudited/Continued

Karen L. Stuckey, Trustee (since 2012) Age: 59	Partner (1990-2012) of PricewaterhouseCoopers LLP (held various positions 1975-1990); Trustee (1992-2006) and member of Executive, Nominating and Audit Committees and Chair of Finance Committee of Lehigh University; and member, Women’s Investment Management Forum since inception. Oversees 36 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Age: 67	Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee, Audit Committee member and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Executive Committee Member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.
INTERESTED TRUSTEE AND OFFICER	The address of Mr. Glavin is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Glavin serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin is an Interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

William F. Glavin, Jr., Trustee, President and Principal Executive Officer (since 2009) Age: 53	Chief Executive Officer of OppenheimerFunds (since January 2013); Director, Chief Executive Officer and President of the Manager (since January 2013); Chairman of the Sub-Adviser (December 2009-December 2012); Chief Executive Officer (January 2009-December 2012) and Director of the Sub-Adviser (since January 2009); President of the Sub-Adviser (May 2009-December 2012); Management Director (since June 2009), President (since December 2009) and Chief Executive Officer (since January 2011) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (since March 2010); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 86 portfolios in the OppenheimerFunds complex.
OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Williams, Gabinet and Ms. Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Mitch Williams, Vice President (since 2008) Age: 44	Vice President of the Sub-Adviser (since July 2006); CFA and a Senior Research Analyst of the Sub-Adviser (since April 2002). Prior to joining the Sub-Adviser, Vice President and Research Analyst for Evergreen Funds (October 2000-January 2002). A portfolio manager and officer of 5 portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Age: 54	General Counsel of OppenheimerFunds (since January 2013); Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 86 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Age: 39	Senior Vice President of OppenheimerFunds Distributor, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (July 2010-December 2012); Vice President of the Sub-Adviser (January 2003-July 2010); Vice President of OppenheimerFunds Distributor, Inc. (January 2003-July 2010). An officer of 86 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 62	Chief Compliance Officer of OppenheimerFunds (since January 2013); Senior Vice President and Chief Compliance Officer of the Manager (since January 2013); Chief Compliance Officer of OFI SteelPath, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (March 2004-December 2012); Chief Compliance Officer of the Sub-Adviser, OppenheimerFunds Distributor, Inc., OFI Trust Company, OFI Institutional Asset Management, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (June 1983-December 2012). An officer of 86 portfolios in the OppenheimerFunds complex.

28	OPPENHEIMER VALUE FUND/VA

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 2002) Age: 53	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 86 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.988.8287.

29	OPPENHEIMER VALUE FUND/VA

OPPENHEIMER VALUE FUND/VA

A Series of Oppenheimer Variable Account Funds
Manager	OFI Global Asset Management, Inc.
Sub-Adviser	OppenheimerFunds, Inc.
Distributor	OppenheimerFunds Distributor, Inc.
Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.
Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services
Independent Registered Public Accounting Firm	KPMG LLP
Counsel	K&L Gates LLP

Before investing, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

©2013 OppenheimerFunds, Inc. All rights reserved.

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that F. William Marshall, Jr., the Chairman of the Board’s Audit Committee, is the audit committee financial expert and that Mr. Marshall is “independent” for purposes of this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $288,400 in fiscal 2012 and $287,200 in fiscal 2011.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $13,050 in fiscal 2012 and no such fees in fiscal 2011.

The principal accountant for the audit of the registrant’s annual financial statements billed $264,139 in fiscal 2012 and $414,870 in fiscal 2011 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, compliance procedures, GIPS attestation procedures, internal audit training, surprise exams, and system conversion testing.

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $6,785 in fiscal 2012 and $5,090 in fiscal 2011.

The principal accountant for the audit of the registrant’s annual financial statements billed $451,924 in fiscal 2012 and no such fees in fiscal 2011 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2012 and no such fees in fiscal 2011.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2012 and no such fees in fiscal 2011 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed 7180465 in fiscal 2012 and 4153790 in fiscal 2011 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.	Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 12/31/2012, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Variable Account Funds

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date: 2/11/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date: 2/11/2013

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date: 2/11/2013